UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant: Vanguard World Fund
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2013 – February 28, 2014

Item 1: Reports to Shareholders

Semiannual Report | February 28, 2014

Vanguard U.S. Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended February 28, 2014
				Total
				Returns
Vanguard U.S. Growth Fund
Investor Shares				21.16%
Admiral™ Shares				21.20
Russell 1000 Growth Index				17.84
Large-Cap Growth Funds Average				19.74
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2013, Through February 28, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$24.67	$29.77	$0.111	$0.000
Admiral Shares	63.91	77.04	0.390	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended February 28, 2014, growth stocks outshined value. This marked a change from the stock market’s recent path, as investors seemed willing to pay more for the shares of quickly expanding companies. Vanguard U.S. Growth Fund flourished in this environment, aided by its advisors’ insightful decisions.

The fund returned about 21%, ahead of the average result of its large-capitalization growth peers and the broad U.S. stock market, which includes both growth and value stocks.

Please note that Vanguard Growth Equity Fund’s merger with the U.S. Growth Fund was completed in the final week of the six-month period. The move is one of a number of recent Vanguard efforts to simplify and lower the cost of investing for our clients. Fund advisors Delaware Investments Fund Advisers, Wellington Management Company, llp, and William Blair & Company, L.L.C., have now been joined by Baillie Gifford Overseas Ltd. and Jennison Associates LLC, who previously managed the Growth Equity Fund.

I would also like to congratulate and thank the team at William Blair, which in April marked its tenth anniversary advising the U.S. Growth Fund. William Blair has helped the fund emerge from a challenging stretch and begin to deliver the type of competitive performance results that have

2

characterized it for many of its 55 years. We are grateful to William Blair for its service to Vanguard shareholders.

A mostly positive environment lifted U.S. stock market returns
Favorable corporate earnings, generally positive economic news, improved investor sentiment, and the Federal Reserve’s accommodative bond-buying program all helped the broad U.S. stock market post a six-month return of about 16%.

International stocks, in aggregate, rose about 12%. Most of this strength came from the developed markets of Europe; the developed markets of the Pacific region managed single-digit returns, as did emerging markets. Emerging markets experienced particularly volatile results amid concerns about China’s slowing economy and the effects of higher interest rates as the Fed winds down its stimulus.

Bonds staged rebound after last year’s swoon
Bonds, which had slumped notably in 2013 as investors worried over the future of the Fed’s bond-buying program, delivered solid results for the six months. Even as the Fed began trimming its purchases in January, bonds seemed to regain their appeal for investors.

The broad U.S. taxable bond market returned 2.84%. The yield of the 10-year Treasury note finished at 2.64%, down

Market Barometer

			Total Returns
		Periods Ended February 28, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.67%	26.34%	23.63%
Russell 2000 Index (Small-caps)	17.75	31.56	26.63
Russell 3000 Index (Broad U.S. market)	15.83	26.74	23.86
FTSE All-World ex US Index (International)	12.20	12.19	17.71

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.84%	0.15%	5.13%
Barclays Municipal Bond Index (Broad tax-exempt market)	5.71	-0.21	5.68
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.39%	1.13%	2.04%

3

a bit from 2.76% at the end of August. (Bond prices and yields move in opposite directions.)

Municipal bonds, which had declined sharply in the fiscal year ended August 31, regained some ground, returning 5.71%. The market was roiled during the summer by concerns about Detroit’s bankruptcy and Puerto Rico’s fiscal woes, but as the headlines receded, investors seemed to take a more comprehensive view of state and local finances. Our chief investment officer, Tim Buckley, noted recently that, on the whole, “Municipalities out there are actually doing a lot better than they were a few years ago.”

Money market and savings account returns remained capped by the Fed’s target of 0%–0.25% for short-term interest rates. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 4.93%.

The fund’s rebound continued as growth stocks moved ahead
The U.S. Growth Fund grappled with a variety of challenges in the first decade of the 21st century. Many of its struggles were the result of two historic bear markets and dynamics that favored value and small-capitalization stocks over growth and large-cap for long periods as the markets recovered. Other problems stemmed from subpar stock and sector decisions.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.45%	0.31%	1.22%

The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2014, the annualized expense ratios were 0.44% for Investor Shares and 0.30% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Large-Cap Growth Funds.

4

Over the last few years, however, the fund has been rebounding from that decade, and its previous missteps don’t loom quite as large in the rearview mirror. The positive results correspond with fund management changes. In October 2010, Wellington and Delaware Investments Fund Advisers joined William Blair on the fund’s advisory team, replacing a previous advisor. We are encouraged by the fund’s performance and

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return.
Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper. (You can read the paper, Costs Matter: Are Fund
Investors Voting With Their Feet?, at vanguard.com/research.) And, as the chart below shows,
Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average:
0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

5

management since the transition, and we expect Baillie Gifford and Jennison to add diversity of thought to an already sound investment approach.

Growth funds hold stocks of companies expected to generate above-average earnings growth; these companies are inclined to direct their profits to expansion rather than to shareholder dividends. Although growth stocks have the potential to rise sharply, they may also experience greater volatility than their value counterparts and decline more quickly when expectations aren’t met.

The information technology sector, home to many growth-oriented companies and comprising one-third of the fund’s holdings on average, was one of the top performers. Technology stocks returned about 25%, and the fund benefited from both its heavy exposure and its advisors’ stock choices. Electronic payment, internet, software, hardware, and storage companies were standouts and offset some misses in the semiconductor industry.

Health care stocks, with a weighting of about 13%, on average, composed a smaller percentage of the fund’s holdings but returned an unrivaled 33%. Again, strong stock choices were an advantage. Pharmaceutical and biotechnology companies excelled in a hospitable business climate and found opportunities in new ventures.

The advisors’ decisions within the consumer discretionary and consumer staples sectors also lifted results. Internet retailers made a significant difference in the former category and drug retailers in the latter. Overall, the fund notched positive returns in all nine of the industry sectors it invested in. Stock selection wasn’t as sharp in industrials, financials, materials, and energy, but smaller holdings in those groups minimized any adverse effects.

For more about the advisors’ strategy and the fund’s positioning during the six months, please see the Advisors’ Report that follows this letter.

Investing in one piece of the market can add risk to your portfolio
Like other Vanguard funds that are devoted to a particular investment style, the U.S. Growth Fund offers you a low-cost, transparent way to gain exposure to a specific segment of the market. Such funds can do important work within a portfolio by providing access to a sizable but distinct part of the broader stock market.

But keep in mind that no matter how important that part is or how well-regarded the fund, such an investment isn’t like owning the broad stock market. By choosing just a slice of the market’s vast pie, you’re also choosing to take on additional risk. Investors overweighting a single segment are exposing themselves to more volatility by reducing their portfolio’s diversification.

6

Diversification is, of course, a powerful strategy for managing risk, and Vanguard generally counsels that investors have exposure to growth and value as well as large-, mid-, and small-cap stocks, in a proportion that approximates the U.S. stock market.

You can achieve broad market diversification through a total stock fund or by assembling segment-specific funds to mirror the overall market. Either way, appropriate diversification should remain paramount.

As we say in our Principles for Investing Success: “Leadership among market segments changes constantly and rapidly, so investors must diversify both to mitigate losses and to participate in gains.” (You can read more about our investment principles at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 12, 2014

7

Advisors’ Report

For the half-year ended February 28, 2014, Vanguard U.S. Growth Fund returned about 21%, ahead of its benchmark index and its peer-group average. Your fund is managed by five advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 12 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. The three advisors serving for the entire six months have also prepared a discussion of the investment environment during the period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on March 18, 2014. Baillie Gifford Overseas Ltd. and Jennison Associates LLC joined the advisory team in the period’s final weeks; their comments will be in the annual report for the period ended August 31, 2014.

Wellington Management Company, LLP

Portfolio Manager:
Andrew J. Shilling, CFA,
Senior Vice President

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to maintain sustainable, above-average growth. We take a long-term perspective, because we believe that investors often underestimate the potential for growth.

Over the past six months, our portfolio performed well and benefited from strong security selection in information technology and consumer staples. Choices were weaker among energy stocks. The portfolio was also aided by sector allocation arising from bottom-up stock selection decisions. This resulted in a lower-than-benchmark weight to consumer staples and almost no holdings in telecommunication services, the weakest sector in the index.

Stock selection in information technology—most notably our position in Facebook—boosted relative performance. The company’s shares soared after it reported strong mobile ad revenues. We maintain a position because we view Facebook as a unique asset that continues to experience strong user growth. We believe the company can monetize its user base and traffic at significantly higher rates over time.

In consumer staples, the top relative contributor was Green Mountain Coffee Roasters, the leading provider of single-cup brewers and portion packs (K-cups) for

8

coffee and other hot beverages. The market responded favorably to Green Mountain’s better-than-expected earnings results.

In February, the stock soared after the company announced a ten-year collaborative agreement with Coca-Cola and Coca-Cola’s purchase of a 10% interest in Green Mountain. We trimmed our position but continue to hold the stock.

In our weakest-performing sector, energy, our holdings in Cobalt International Energy, an oil-focused exploration and production company, detracted from relative returns. Shares declined as a result of disappointing well test results. We remain confident in the company’s long-term prospects and maintain a position.

At the period’s close, we were most overweighted in the consumer discretionary sector, where we hold several stocks that should benefit from strength in the U.S. housing market. We reduced our exposure to information technology and are now underweighted relative to the benchmark. We are also underweighted in the traditionally defensive consumer staples sector, where we feel valuations are fairly high.

We believe the U.S. economy is poised for continued moderate growth, which is in line with consensus expectations. Real gross domestic product and Institute for Supply Management manufacturing data both point to a fairly healthy outlook. Housing remains a bright spot and the employment picture is gradually improving. Last year’s fiscal drag should abate on a year-over-year basis, and the Federal Reserve is likely to remain accommodative through 2014, continuing its zero interest rate policy and only modestly tapering its bond buying.

The biggest domestic risks are disruption related to the Affordable Care Act, rising interest rates, and only average valuation support after the past year’s strong equity market. Despite solid returns for the portfolio, we are still finding attractive opportunities in several areas and have been adding to those that have been weak or lagged on a relative basis.

Delaware Investments Fund Advisers

Portfolio Managers:
Christopher J. Bonavico, CFA,
Vice President, Senior Portfolio Manager,
and Equity Analyst

Christopher M. Ericksen, CFA,
Vice President, Portfolio Manager,
and Equity Analyst

Daniel J. Prislin, CFA,
Vice President, Senior Portfolio Manager,
and Equity Analyst

Jeffrey S. Van Harte, CFA,
Senior Vice President
and CIO–Focus Growth Equity

Our philosophy focuses on owning what we believe to be strong companies with strong long-term growth prospects, solid business models, and competitive positions that we believe can expand market share and deliver shareholder value in a variety of

9

market environments. Consistent with our philosophy, stock selection was the main contributor to returns during the period.

Commercial travel website Priceline.com was a top performer. The company continues to post attractive financial results based on growth both domestically and in its European hotel booking business. We feel that market share gain is still possible in Europe and that expansion into areas such as Asia will continue to provide growth opportunities. The North American online travel industry has become increasingly competitive and domestic returns may be difficult to sustain. However, opportunities still exist overseas for companies like Priceline.com that have established a lead in markets experiencing significant secular growth.

Data solutions company Teradata was one of the largest detractors during the period. The stock declined as the firm reported a mixed outlook and financial results based on weaker-than-expected sales outside the United States and Europe. Although investor concern is rising regarding increasing pressure from competitors, we believe the database warehousing market is growing and can accommodate them. These concerns should be relatively transitory as Teradata continues to sign up new clients and expand its existing business.

Despite positive absolute returns in the equity market during the past few years, we believe the many short-term swings in sentiment demonstrate that more than just basic factors are affecting stock prices. The recent volatility suggests to us that investors appear to be struggling with predicting the pace of global economic recovery and are assessing factors such as central bank actions and fiscal policy debates that threaten economic fundamentals.

Although fundamentals in some regions may be trending upward (from a very low base during the 2008–2009 financial crisis), we don’t believe we are entering a typical postrecessionary boom cycle. Rather, the lingering effects of the credit crisis could lead to moderate growth at best. In such a tenuous environment, the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

William Blair & Company, L.L.C.

Portfolio Managers: James Golan, CFA, Partner, Portfolio Manager

David Ricci, CFA, Partner, Portfolio Manager

Despite fiscal drag and reduced monetary stimulus, stocks advanced during the period, helped by solid economic and corporate performance. Domestic equities were boosted by an improving housing market, better employment data, and strong corporate profitability. An expanded market valuation multiple driven by lower perceived global systematic risk compared

10

with the elevated risk levels that equity prices had been discounting following the 2008 financial crisis also helped.

Strong stock selection drove the portfolio’s outperformance. The largest contributor to relative results was Cognizant Technology Solutions. This leading provider of information technology consulting services benefited from a growing new business pipeline and an expanded range of services.

Other standouts included Google (technology) and Green Mountain Coffee Roasters (consumer staples). Shares of Google advanced as the internet search leader reported strong growth. Green Mountain rose after the company announced an agreement to bring Coca-Cola’s global brand portfolio to its forthcoming Keurig Cold beverage system. Stock selection within health care, including positions in Gilead Sciences and Allergan, also added to results.

The biggest detractor during the period was Citrix Systems. Investors were disappointed by company results attributable to sluggish corporate IT infrastructure spending and sales issues. Other notable detractors included Citigroup (financials) and Stericycle (industrials).

The market is likely to continue to be data dependent, seeking signs that the economic recovery is sustainable. The pace of the Federal Reserve’s tapering and its management of expectations will be critical to limiting volatility. As corporate profit margins remain high, further earnings growth will largely be a function of revenue growth. Although a boost from accelerating GDP growth would be helpful, we look for companies with company-specific revenue and margin drivers. Our bottom-up perspective allows us to focus on identifying and constructing portfolios of high-quality businesses that we believe can sustain outsized earnings growth over the long run.

11

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	36	2,087	Employs proprietary fundamental research and a
Company, LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends, and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Delaware Investments Fund	36	2,067	Uses a bottom-up approach, seeking companies that
Advisers			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
William Blair & Company, L.L.C.	12	726	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Jennison Associates LLC	7	381	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Baillie Gifford Overseas Ltd.	7	379	Uses a fundamental approach to identify quality growth
			companies. The firm considers the sustainability of
			earnings growth to be a critical factor in evaluating a
			company’s prospects. The firm looks for companies
			with attractive industry backgrounds, strong
			competitive positions within those industries,
			high-quality earnings, and a favorable attitude toward
			shareholders.
Cash Investments	2	180	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

12

U.S. Growth Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWUSX		VWUAX
Expense Ratio[1]	0.45%		0.31%
30-Day SEC Yield	0.47%		0.61%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	175	624	3,622
Median Market Cap	$37.6B	$58.6B	$42.4B
Price/Earnings Ratio	28.3x	22.2x	19.8x
Price/Book Ratio	4.5x	5.0x	2.6x
Return on Equity	21.3%	22.9%	16.8%
Earnings Growth
Rate	21.0%	15.5%	12.0%
Dividend Yield	0.9%	1.6%	1.9%
Foreign Holdings	3.7%	0.0%	0.0%
Turnover Rate
(Annualized)	29%	—	—
Short-Term Reserves	1.0%	—	—

Volatility Measures
		DJ
	U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	0.97	0.93
Beta	1.15	1.10
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Google Inc.	Internet Software &
	Services	4.7%
MasterCard Inc.	Data Processing &
	Outsourced Services	3.3
priceline.com Inc.	Internet Retail	2.8
Visa Inc.	Data Processing &
	Outsourced Services	2.6
Allergan Inc.	Pharmaceuticals	2.4
EOG Resources Inc.	Oil & Gas Exploration
	& Production	1.9
QUALCOMM Inc.	Communications
	Equipment	1.9
Gilead Sciences Inc.	Biotechnology	1.9
Microsoft Corp.	Systems Software	1.7
Celgene Corp.	Biotechnology	1.7
Top Ten		24.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.44% for Investor Shares and 0.30% for Admiral Shares.

13

U.S. Growth Fund

Sector Diversification (% of equity exposure)

		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	23.2%	19.6%	13.2%
Consumer Staples	6.6	11.4	8.2
Energy	4.9	4.6	9.3
Financials	8.7	5.5	17.2
Health Care	15.6	12.8	13.3
Industrials	7.2	12.2	11.5
Information
Technology	30.8	27.1	18.3
Materials	2.5	4.5	3.9
Other	0.1	0.0	0.0
Telecommunication
Services	0.4	2.2	2.1
Utilities	0.0	0.1	3.0

14

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2003, Through February 28, 2014

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	35.49%	19.12%	7.12%
Admiral Shares	8/13/2001	35.71	19.30	7.32

See Financial Highlights for dividend and capital gains information.

15

U.S. Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.0%)[1]
Consumer Discretionary (22.4%)
*	priceline.com Inc.	121,514	163,903
	Home Depot Inc.	1,076,985	88,345
*	Liberty Interactive Corp.
	Class A	2,968,816	86,689
	L Brands Inc.	1,105,525	62,274
	Harley-Davidson Inc.	863,986	57,075
	NIKE Inc. Class B	717,900	56,212
	Twenty-First Century
	Fox Inc. Class A	1,245,825	41,785
*	AutoZone Inc.	74,705	40,224
	Lennar Corp. Class A	888,360	38,981
	Walt Disney Co.	481,580	38,917
	DR Horton Inc.	1,558,760	38,283
	Lowe’s Cos. Inc.	700,825	35,062
	Wynn Resorts Ltd.	142,315	34,510
*	Dollar General Corp.	545,040	32,648
	Dunkin’ Brands Group Inc.	610,395	31,539
*	Sally Beauty Holdings Inc.	1,089,645	31,273
	Starwood Hotels &
	Resorts Worldwide Inc.	376,400	31,038
*	TripAdvisor Inc.	292,567	29,327
*	Michael Kors Holdings Ltd.	298,532	29,265
	Comcast Corp. Class A	557,040	28,793
*	Amazon.com Inc.	78,322	28,360
*	O’Reilly Automotive Inc.	166,901	25,177
	Ross Stores Inc.	311,015	22,642
	Wyndham Worldwide
	Corp.	307,800	22,432
*	Lululemon Athletica Inc.	420,725	21,167
	Harman International
	Industries Inc.	188,050	19,695
*	DIRECTV	248,390	19,275
	Yum! Brands Inc.	251,300	18,616
	PVH Corp.	132,370	16,736
*	Sirius XM Holdings Inc.	4,170,465	15,055
	Ralph Lauren Corp.
	Class A	92,535	14,906

			Market
			Value
		Shares	($000)
	Starbucks Corp.	186,171	13,211
*	Netflix Inc.	29,103	12,969
	TJX Cos. Inc.	182,818	11,236
*	Panera Bread Co. Class A	48,040	8,711
	BorgWarner Inc.	127,000	7,804
	Inditex SA ADR	245,392	7,028
	Luxottica Group SPA ADR	85,880	4,774
	ASOS plc ADR	39,991	4,716
	CarMax Inc.	91,169	4,415
	Tesla Motors Inc.	17,611	4,311
	Burberry Group plc	149,294	3,847
	ASOS plc	13,766	1,602
			1,304,828
Consumer Staples (6.3%)
	Walgreen Co.	1,423,662	96,738
	Green Mountain Coffee
	Roasters Inc.	455,901	50,049
	CVS Caremark Corp.	408,690	29,891
*	Monster Beverage Corp.	351,286	25,995
	Mondelez International Inc.
	Class A	736,550	25,065
	Mead Johnson Nutrition
	Co.	305,020	24,874
	Anheuser-Busch InBev NV
	ADR	236,800	24,772
	Colgate-Palmolive Co.	347,662	21,843
	Diageo plc ADR	129,975	16,339
	Brown-Forman Corp.
	Class B	172,455	14,452
	Whole Foods Market Inc.	253,241	13,688
	Beam Inc.	106,390	8,826
	Costco Wholesale Corp.	62,960	7,354
	Kraft Foods Group Inc.	121,820	6,733
			366,619
Energy (4.6%)
	EOG Resources Inc.	597,059	113,095
	Kinder Morgan Inc.	2,127,355	67,756
	Schlumberger Ltd.	240,107	22,330
	Anadarko Petroleum Corp.	191,890	16,150

16

U.S. Growth Fund

			Market
			Value
		Shares	($000)
	Noble Energy Inc.	205,700	14,144
*	Cobalt International
	Energy Inc.	662,380	12,771
	Apache Corp.	136,754	10,843
	Exxon Mobil Corp.	110,970	10,683
*	Kinder Morgan Inc.
	Warrants, Exp. Date
	5/25/17	563,272	1,042
			268,814
Financials (6.6%)
	IntercontinentalExchange
	Group Inc.	354,445	74,022
	Progressive Corp.	2,634,249	64,513
	CME Group Inc.	553,275	40,843
	BlackRock Inc.	100,730	30,707
	American Express Co.	254,095	23,194
	JPMorgan Chase & Co.	368,800	20,955
	First Republic Bank	381,993	19,852
	Citigroup Inc.	333,300	16,208
	American Tower
	Corporation	180,505	14,706
	US Bancorp	340,365	14,003
	Berkshire Hathaway Inc.
	Class B	106,874	12,374
*	Affiliated Managers
	Group Inc.	62,300	11,715
	Fairfax Financial Holdings
	Ltd.	24,720	10,268
	M&T Bank Corp.	83,528	9,738
	Goldman Sachs Group Inc.	46,511	7,742
	Morgan Stanley	240,932	7,421
	Markel Corp.	12,100	6,994
			385,255
Health Care (15.0%)
	Allergan Inc.	1,092,600	138,760
*	Gilead Sciences Inc.	1,331,927	110,270
*	Celgene Corp.	626,149	100,653
	Novo Nordisk A/S ADR	1,487,733	70,712
	Perrigo Co. plc	386,850	63,614
*	Biogen Idec Inc.	172,240	58,679
	Bristol-Myers Squibb Co.	1,015,917	54,626
	Covidien plc	460,575	33,138
*	IDEXX Laboratories Inc.	230,019	28,959
	Merck & Co. Inc.	503,170	28,676
*	Regeneron
	Pharmaceuticals Inc.	70,805	23,543
*	Actavis plc	93,000	20,536
	Johnson & Johnson	221,960	20,447
*	Intuitive Surgical Inc.	45,415	20,202
*	Vertex Pharmaceuticals
	Inc.	226,400	18,307
	Pfizer Inc.	516,210	16,576
	WellPoint Inc.	120,410	10,908

			Market
			Value
		Shares	($000)
	Alexion Pharmaceuticals
	Inc.	50,654	8,956
	BioMarin Pharmaceutical
	Inc.	98,509	7,979
	Shire plc ADR	37,859	6,252
	Express Scripts Holding
	Co.	78,810	5,935
	McKesson Corp.	28,640	5,071
	Intercept Pharmaceuticals
	Inc.	12,217	5,015
	Illumina Inc.	27,819	4,771
	Seattle Genetics Inc.	82,130	4,319
	Waters Corp.	35,404	3,944
	Genomic Health Inc.	106,620	2,816
			873,664
Industrials (6.9%)
	Equifax Inc.	606,840	42,515
	Precision Castparts Corp.	141,575	36,509
	Union Pacific Corp.	173,800	31,350
	Nielsen Holdings NV	556,100	26,326
	AMETEK Inc.	491,800	26,183
	Eaton Corp. plc	323,985	24,205
*	Hertz Global Holdings Inc.	849,690	23,800
	Safran SA ADR	1,363,260	23,707
*	IHS Inc. Class A	194,641	23,334
	TransDigm Group Inc.	100,974	17,988
	JB Hunt Transport
	Services Inc.	242,695	17,442
	Kansas City Southern	177,555	16,676
	Boeing Co.	126,400	16,295
	Watsco Inc.	150,600	14,816
	United Parcel Service Inc.
	Class B	153,405	14,692
*	Stericycle Inc.	123,600	14,090
	Danaher Corp.	175,928	13,457
	Canadian Pacific Railway
	Ltd.	51,809	8,134
	WW Grainger Inc.	16,750	4,272
	Rockwell Automation Inc.	31,189	3,831
			399,622
Information Technology (29.8%)
*	Google Inc. Class A	226,571	275,431
	MasterCard Inc. Class A	2,485,727	193,191
	Visa Inc. Class A	674,415	152,377
	QUALCOMM Inc.	1,474,535	111,018
	Microsoft Corp.	2,648,600	101,468
*	Adobe Systems Inc.	1,302,425	89,359
	Intuit Inc.	1,142,960	89,322
*	eBay Inc.	1,322,784	77,740
*	Facebook Inc. Class A	1,020,026	69,831
*	Cognizant Technology
	Solutions Corp. Class A	643,685	66,982
	Apple Inc.	101,518	53,423
*	VeriSign Inc.	782,719	43,136

17

U.S. Growth Fund

			Market
			Value
		Shares	($000)
*	Salesforce.com Inc.	639,675	39,896
*	Alliance Data Systems
	Corp.	133,575	38,084
*	LinkedIn Corp. Class A	174,812	35,669
*	Teradata Corp.	768,250	35,278
	Oracle Corp.	827,560	32,366
*	Red Hat Inc.	446,734	26,353
*	Yelp Inc. Class A	227,925	21,521
*	Equinix Inc.	105,425	20,026
*	Splunk Inc.	206,703	19,172
*	ServiceNow Inc.	260,105	17,703
*	VeriFone Systems Inc.	608,808	17,625
*	Juniper Networks Inc.	585,220	15,649
*	Gartner Inc.	211,900	14,740
*	Citrix Systems Inc.	221,800	13,319
*	Akamai Technologies Inc.	200,600	12,263
	Texas Instruments Inc.	221,600	9,963
	F5 Networks Inc.	56,939	6,396
	VMware Inc. Class A	64,853	6,229
	Workday Inc. Class A	51,550	5,666
	Linear Technology Corp.	117,347	5,496
	Xilinx Inc.	94,530	4,934
	Analog Devices Inc.	92,410	4,696
	Altera Corp.	107,975	3,921
	FleetCor Technologies Inc.	28,544	3,709
	Twitter Inc.	38,089	2,091
			1,736,043
Materials (2.4%)
	Monsanto Co.	578,731	63,672
	Syngenta AG ADR	472,575	34,318
	Sherwin-Williams Co.	118,125	23,682
	Praxair Inc.	111,440	14,528
	Martin Marietta Materials
	Inc.	32,610	3,978
			140,178
Other (0.0%)
2	Vanguard Growth ETF	3,100	295

Telecommunication Services (2.0%)
*	Crown Castle International
	Corp.	1,248,936	94,794
*	SBA Communications
	Corp. Class A	205,362	19,545
			114,339
Total Common Stocks
(Cost $3,777,560)			5,589,657

		Market
		Value
	Shares	($000)
Preferred Stocks (0.1%)
*,3 Cloudera Inc. PFD.
(Cost $4,369)	300,088	4,369
Temporary Cash Investments (4.1%)[1]
Money Market Fund (3.9%)
4 Vanguard Market
Liquidity Fund,
0.130%	227,134,000	227,134

	Face
	Amount
	($000)
Repurchase Agreement (0.0%)
Bank of America Securities,
LLC 0.050%, 3/3/14
(Dated 2/28/14,
Repurchase Value
$400,000, collateralized
by Federal Home Loan
Mortgage Corp. 0.000%,
1/15/23, with a value of
$409,000)	400	400

U.S. Government and Agency Obligations (0.2%)

[5,6]	Fannie Mae Discount Notes,
	0.079%–0.080%, 5/14/14	3,000	2,999
[6,7]	Federal Home Loan Bank
	Discount Notes,
	0.056%, 4/9/14	4,400	4,399
[5,6]	Freddie Mac Discount Notes,
	0.060%, 3/17/14	1,300	1,300
5	Freddie Mac Discount Notes,
	0.080%, 3/18/14	1,000	1,000
			9,698
Total Temporary Cash Investments
	(Cost $237,232)		237,232
	Total Investments (100.2%)
	(Cost $4,019,161)		5,831,258
Other Assets and Liabilities (-0.2%)
	Other Assets		22,541
	Liabilities		(33,698)
			(11,157)
	Net Assets (100%)		5,820,101

18

U.S. Growth Fund

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	3,881,896
Overdistributed Net Investment Income	(135)
Accumulated Net Realized Gains	120,733
Unrealized Appreciation (Depreciation)
Investment Securities	1,812,097
Futures Contracts	5,510
Net Assets	5,820,101

Investor Shares—Net Assets
Applicable to 145,430,044 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,328,729
Net Asset Value Per Share—
Investor Shares	$29.77

Admiral Shares—Net Assets
Applicable to 19,357,295 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,491,372
Net Asset Value Per Share—
Admiral Shares	$77.04

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.1% and 1.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Restricted security represents 0.1% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $8,598,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends[1,2]	24,894
Interest[2]	92
Securities Lending	5
Total Income	24,991
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,027
Performance Adjustment	(377)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,473
Management and Administrative—Admiral Shares	845
Marketing and Distribution—Investor Shares	243
Marketing and Distribution—Admiral Shares	86
Custodian Fees	25
Shareholders’ Reports—Investor Shares	24
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	5
Total Expenses	9,354
Expenses Paid Indirectly	(30)
Net Expenses	9,324
Net Investment Income	15,667
Realized Net Gain (Loss)
Investment Securities Sold[2]	249,425
Futures Contracts	8,788
Realized Net Gain (Loss)	258,213
Change in Unrealized Appreciation (Depreciation)
Investment Securities	614,082
Futures Contracts	8,041
Change in Unrealized Appreciation (Depreciation)	622,123
Net Increase (Decrease) in Net Assets Resulting from Operations	896,003

1 Dividends are net of foreign withholding taxes of $79,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,000, $87,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,667	25,716
Realized Net Gain (Loss)	258,213	354,950
Change in Unrealized Appreciation (Depreciation)	622,123	341,747
Net Increase (Decrease) in Net Assets Resulting from Operations	896,003	722,413
Distributions
Net Investment Income
Investor Shares	(13,264)	(15,893)
Admiral Shares	(7,331)	(6,323)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(20,595)	(22,216)
Capital Share Transactions
Investor Shares	558,175	(371,753)
Admiral Shares	108,944	104,599
Net Increase (Decrease) from Capital Share Transactions	667,119	(267,154)
Total Increase (Decrease)	1,542,527	433,043
Net Assets
Beginning of Period	4,277,574	3,844,531
End of Period[1]	5,820,101	4,277,574

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($135,000) and $4,793,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$24.67	$20.79	$18.12	$14.75	$14.83	$17.89
Investment Operations
Net Investment Income	. 088.134		. 068	.108[1]	.105	.105
Net Realized and Unrealized Gain (Loss)
on Investments	5.123	3.861	2.679	3.370	(.099)	(3.049)
Total from Investment Operations	5.211	3.995	2.747	3.478	.006	(2.944)
Distributions
Dividends from Net Investment Income	(.111)	(.115)	(. 077)	(.108)	(. 086)	(.116)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.111)	(.115)	(. 077)	(.108)	(. 086)	(.116)
Net Asset Value, End of Period	$29.77	$24.67	$20.79	$18.12	$14.75	$14.83

Total Return[2]	21.16%	19.31%	15.22%	23.58%	-0.02%	-16.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,329	$3,137	$2,975	$2,893	$2,796	$2,956
Ratio of Total Expenses to
Average Net Assets[3]	0.44%	0.45%	0.45%	0.44%	0.45%	0.49%
Ratio of Net Investment Income to
Average Net Assets	0.63%	0.59%	0.35%	0.61%[1]	0.66%	0.79%
Portfolio Turnover Rate	29%	38%	43%	89%	74%	101%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.01%), (0.01%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$63.91	$53.85	$46.94	$38.20	$38.41	$46.37
Investment Operations
Net Investment Income	.282	.440	.258	.345[1]	.338	.335
Net Realized and Unrealized Gain (Loss)
on Investments	13.238	10.002	6.924	8.734	(.256)	(7.919)
Total from Investment Operations	13.520	10.442	7.182	9.079	.082	(7.584)
Distributions
Dividends from Net Investment Income	(. 390)	(. 382)	(. 272)	(. 339)	(. 292)	(. 376)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 390)	(. 382)	(. 272)	(. 339)	(. 292)	(. 376)
Net Asset Value, End of Period	$77.04	$63.91	$53.85	$46.94	$38.20	$38.41

Total Return	21.20%	19.51%	15.38%	23.77%	0.13%	-16.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,491	$1,141	$869	$678	$737	$838
Ratio of Total Expenses to
Average Net Assets[2]	0.30%	0.31%	0.31%	0.30%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	0.77%	0.73%	0.49%	0.75%[1]	0.82%	0.98%
Portfolio Turnover Rate	29%	38%	43%	89%	74%	101%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.

2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.01%), (0.01%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

23

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2014, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements

24

U.S. Growth Fund

with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, Delaware Investments Fund Advisers, William Blair & Company, L.L.C., and beginning in February 2014, Jennison Associates LLC and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company, llp, and Delaware Investments Fund Advisers are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth

25

U.S. Growth Fund

Index. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index. In accordance with the advisory contracts entered into with Jennison Associates LLC and Baillie Gifford Overseas Ltd., beginning March 1, 2015, the investment advisory fees will be subject to quarterly adjustments based on performance since February 28, 2014, relative to the Russell 1000 Growth Index and the S&P 500 Index, respectively.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a decrease of $377,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $610,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 28, 2014, these arrangements reduced the fund’s expenses by $30,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,584,209	5,448	—
Preferred Stocks	—	—	4,369
Temporary Cash Investments	227,134	10,098	—
Futures Contracts—Assets[1]	360	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	5,811,698	15,546	4,369
1 Represents variation margin on the last day of the reporting period.

26

U.S. Growth Fund

F. At February 28, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2014	954	88,608	1,594
S&P 500 Index	March 2014	167	77,555	3,306
E-mini S&P Mid-Cap 400 Index	March 2014	94	12,917	610
				5,510

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $123,193,000 to offset future net capital gains of $31,366,000 through August 31, 2017, and $91,827,000 through August 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund acquired additional realized losses of $16,083,000 to offset future net capital gains in connection with the acquisition of Vanguard Growth Equity Fund in February 2014 (see Note J); these losses have been reclassified from paid-in capital to accumulated net realized losses.

At February 28, 2014, the cost of investment securities for tax purposes was $4,019,161,000. Net unrealized appreciation of investment securities for tax purposes was $1,812,097,000, consisting of unrealized gains of $1,853,288,000 on securities that had risen in value since their purchase and $41,191,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended February 28, 2014, the fund purchased $667,535,000 of investment securities and sold $825,229,000 of investment securities, other than temporary cash investments.

27

U.S. Growth Fund

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	99,205	3,548	169,396	7,593
Issued in Connection with Acquisition of
Vanguard Growth Equity Fund	799,108	27,203	—	—
Issued in Lieu of Cash Distributions	13,072	475	15,668	744
Redeemed	(353,210)	(12,930)	(556,817)	(24,331)
Net Increase (Decrease)—Investor Shares	558,175	18,296	(371,753)	(15,994)
Admiral Shares
Issued	200,317	2,792	282,037	4,731
Issued in Lieu of Cash Distributions	6,850	96	5,877	108
Redeemed	(98,223)	(1,379)	(183,315)	(3,130)
Net Increase (Decrease)—Admiral Shares	108,944	1,509	104,599	1,709

J. On February 21, 2014, the fund acquired all the net assets of Vanguard Growth Equity Fund pursuant to a plan of reorganization approved by the funds’ board of trustees on September 26, 2013. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 27,203,000 of the U.S. Growth Fund’s capital shares for the 48,088,000 shares of Growth Equity Fund outstanding on February 21, 2014. Investor shares of Growth Equity Fund were exchanged for Investor shares of U.S. Growth Fund. Growth Equity Fund’s net assets of $799,108,000, including $212,286,000 of unrealized appreciation, were combined with U.S. Growth Fund’s net assets of $4,939,402,000, resulting in combined net assets of $5,738,505,000 on February 21, 2014.

Assuming that the acquisition had been completed on September 1, 2013, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the six months ended February 28, 2014, would be:

($000)
Net Investment Income	17,934
Realized Net Gain (Loss)	310,056
Change in Unrealized Appreciation (Depreciation)	689,154
Net Increase (Decrease) in Net Assets Resulting from Operations	1,017,144

28

U.S. Growth Fund

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Growth Equity Fund that have been included in the fund’s statement of operations since February 21, 2014.

K. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

Special 2014 tax information (unaudited) for Vanguard Growth Equity Fund

This information for the fiscal period ended February 21, 2014, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $3,110,000 of qualified dividend income to shareholders during the fiscal period ended February 21, 2014.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended February 28, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	8/31/2013	2/28/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,211.59	$2.41
Admiral Shares	1,000.00	1,212.04	1.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.61	$2.21
Admiral Shares	1,000.00	1,023.31	1.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

31

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory agreements with Delaware Investments Fund Advisers (Delaware), William Blair & Company, L.L.C. (William Blair), and Wellington Management Company, LLP (Wellington Management). In addition, the board approved the addition of Baillie Gifford Overseas Ltd. (Baillie Gifford) and Jennison Associates LLC (Jennison) to the fund’s advisory team in conjunction with the reorganization of the Growth Equity Fund into the U.S. Growth Fund. Baillie Gifford and Jennison previously managed the Growth Equity Fund. The board determined that the renewal of the fund’s advisory arrangements and the addition of the new advisors were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Baillie Gifford. Baillie Gifford is a unit of Baillie Gifford & Co., which was founded in 1908 and is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford began managing a portion of the fund in February 2014.

Delaware. Delaware, an indirect subsidiary of Australia-based Macquarie Group, is a Philadelphia-based investment management firm. Delaware invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Delaware uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of the securities. Delaware has managed a portion of the fund since 2010.

Jennison. Jennison, founded in 1969, is an indirect, wholly owned subsidiary of Prudential Financial Inc. Jennison executes a research-driven investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers. Jennison seeks to invest in stocks of large-capitalization companies with above-average growth in revenues, earnings, and cash flows that are trading at attractive valuations. Jennison began managing a portion of the fund in February 2014.

Wellington Management. Wellington Management, which was founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. Wellington Management invests in companies that have demonstrated above-average growth in the past, followed by a thorough review of each company’s business model and an assessment of its valuation. Wellington Management has managed a portion of the fund since 2010.

William Blair. Founded in 1935, William Blair is an independently owned full-service investment firm. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, William Blair invests in companies that it believes are of high quality and that have sustainable, above-average growth. In selecting stocks, William Blair considers each company’s

32

leadership position within the market it serves, the quality of products or services it provides, its return on equity, its accounting policies, and the quality of the management team. William Blair has advised a portion of the fund since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of the fund’s advisors in determining whether to approve the advisory fees, because the advisors are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

33

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

34

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q232 042014

Semiannual Report | February 28, 2014

Vanguard International Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangements.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended February 28, 2014
				Total
				Returns
Vanguard International Growth Fund
Investor Shares				15.33%
Admiral™ Shares				15.45
MSCI All Country World Index ex USA				12.32
International Funds Average				14.14
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2013, Through February 28, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$20.42	$23.20	$0.336	$0.000
Admiral Shares	64.98	73.80	1.170	0.000

Chairman’s Letter

Dear Shareholder,

Most stock markets outside the United States kept climbing—almost uninterrupted—during the six months ended February 28, 2014. This helped Vanguard International Growth Fund return more than 15%, outpacing its comparative index and the average return of international peer funds. It was the fund’s best fiscal first half since 2011.

In an otherwise lackluster period for emerging-market equities, your advisors’ selections, especially in China, stood out. So, too, did holdings in the developed Pacific Rim, notably in Japan—the fund’s second-largest country stake. Both China and Japan provided significant boosts to the fund’s total return and performance against its benchmark.

A mostly positive environment lifted global stock markets
Stock markets around the world generally posted solid gains for the six months ended February 28. In aggregate, international stocks returned about 12%, led by developed European markets. Investors were encouraged by economic growth—although it occurred at a sluggish rate—in the Eurozone and the United Kingdom. The developed Pacific region, held back somewhat by the slower pace of Japan’s stock market climb, produced a mid-single-digit return. Results were similar in emerging markets, which have been particularly volatile amid concerns about slower growth in China and the effects of higher interest rates as the U.S. Federal Reserve winds down its stimulus program.

In the United States, favorable corporate earnings, generally positive economic news, and the Fed’s still accommodative bond-buying policy helped the broad market deliver a strong six-month return of about 16%.

Bonds staged a rebound after last year’s swoon
Bond markets posted six-month gains after slumping in 2013 as investors worried about the future of the Fed’s bond-buying program. International bond markets (as measured by the Barclays Global Aggregate Index ex USD, unhedged for currency exposure) returned 4.93%—a robust result by the standards of bond performance.

Even as the Fed began trimming (or “tapering”) its purchases in January, U.S. bonds seemed to regain their appeal for investors. The broad U.S. taxable bond market returned 2.84% for the half year. The yield of the 10-year Treasury note finished at 2.64%, down a bit from 2.76% at the end of August. (Bond prices and yields move in opposite directions.) Money market and savings account returns remained capped by the Fed’s target of 0%–0.25% for short-term interest rates.

Market Barometer

			Total Returns
		Periods Ended February 28, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.67%	26.34%	23.63%
Russell 2000 Index (Small-caps)	17.75	31.56	26.63
Russell 3000 Index (Broad U.S. market)	15.83	26.74	23.86
FTSE All-World ex US Index (International)	12.20	12.19	17.71

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.84%	0.15%	5.13%
Barclays Municipal Bond Index (Broad tax-exempt market)	5.71	-0.21	5.68
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.39%	1.13%	2.04%

Municipal bonds, which had declined sharply in the fiscal year ended August 31, returned 5.71%. The market was roiled during the summer by concerns about Detroit’s bankruptcy and Puerto Rico’s fiscal woes, but as the headlines receded, investors seemed to take a more comprehensive view of state and local finances. Our chief investment officer, Tim Buckley, noted recently that, on the whole, “municipalities out there are actually doing a lot better than they were a few years ago.”

Fund did well in emerging markets

Strength was broad and deep across the International Growth Fund, and emerging markets were an especially bright spot.

Issues such as inflation in some Latin American nations and global concern about China’s economy and the impact of the Fed’s tapering on international capital flows weighed on emerging markets overall. But your fund’s advisors steered a path to success with benchmark-beating returns in several countries—particularly China. Chinese stocks, which constituted nearly 10% of the fund’s assets, returned more than 30% for the fund but less than 5% in the benchmark.

In developed markets, the fund advanced on a country-by-country basis, delivering mostly double-digit gains across Europe, the Pacific, and North America. Portugal was the only developed country to backtrack over the six months.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.48%	0.35%	1.36%

The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the fund’s annualized expense ratios were 0.48% for Investor Shares and 0.35% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: International Funds.

By virtue of its size, developed Europe—which made up more than half of fund assets, on average—was the largest contributor to total return. The European Central Bank’s decision to cut its benchmark interest rate late in 2013 and hints at more stimulus to come were well-received by investors. And the euro’s strengthening relative to the U.S. dollar lifted returns for U.S. investors. The reverse was true in the Pacific Rim: The weaker yen shaved several percentage

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return. Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper. (You can read the paper, Costs Matter: Are Fund Investors Voting With Their Feet?, at vanguard.com/research.) And, as the chart below shows, Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average: 0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Industry average expense ratio
Vanguard average expense ratio

Sources: Vanguard and Lipper, a Thomson Reuters Company.

points off the return of the MSCI Japan Index for U.S. investors. Still, the fund’s Japanese holdings posted a solid double-digit gain.

Compared with the benchmark, the fund had some disappointments in developed European markets such as France, Germany, and the United Kingdom—the largest country holding. Japan, however, provided a sizable boost, in a reversal of the relative performance dynamics of fiscal year 2013.

For the fund overall, returns were positive for all industry groups except the tiny utilities sector. The advisors’ selections were particularly successful in two of the largest sectors. Financials (which constituted almost one-quarter of fund assets on average) and information technology added the most to the fund’s total return and to its performance against the benchmark.

For more about the advisors’ strategies and the fund’s positioning during the six months, see the Advisors’ Report that follows this letter. Also please note that in late 2013, Simon Webber assumed sole responsibility for managing the portion of the International Growth Fund advised by Schroder Investment Management North America. In early 2014, James Anderson returned to Baillie Gifford Overseas Ltd. from sabbatical and resumed his role as co-manager.

Balancing investors’ “home bias” and the benefits of diversification

Many investors have a natural tendency to focus on companies close to home. But this “home bias” can lead to missed opportunities to diversify your portfolio internationally.

Stocks of companies based outside the United States account for about half of the global equity market. Vanguard’s analysis of more than four decades of data shows that, on average, adding such stocks to a U.S. portfolio would have reduced the volatility of returns. This benefit has generally persisted even as economies and markets have become more integrated.

International stocks offer exposure to a wider array of economic and market forces, producing returns that vary from those of U.S. stocks—which helps reduce volatility risk. Of course, the impact of diversification changes over time as returns, volatilities, and correlations between foreign and domestic stocks change.

When it comes to deciding how much to allocate to international stocks, there’s no one-size-fits-all answer. It depends on your view regarding some of the short-term and long-term trade-offs, which include potential exposure to currency fluctuations and generally higher transaction and investment costs.

Vanguard suggests that allocating 20% of your equity portfolio to non-U.S. stocks may be a reasonable starting point. (You can read more in Global Equities: Balancing Home Bias and Diversification, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2014

Advisors’ Report

For the six months ended February 28, 2014, Vanguard International Growth Fund returned more than 15%, outpacing its benchmark index and the average return of peer funds. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on March 13, 2014.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	52	11,757	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	34	7,770	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	13	2,969	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on identifying
			underappreciated companies—particularly those with
			scarce assets—with the ability to deliver high returns
			and growth potential.
Cash Investments	1	333	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Baillie Gifford Overseas Ltd.

Portfolio Managers:
James K. Anderson, Head of Global Equities

Kave Sigaroudinia

Five years into a recovery from the lows of early 2009, international equity markets have finally rediscovered some genuine optimism. The second half of 2013 marked a notable shift in preference from defensive stocks toward those with more substantial but less predictable growth prospects.

We view this sea change in sentiment as a delayed response to the considerable progress made since the global financial crisis at both the macroeconomic and corporate levels. The broadening of the U.S. recovery, resumption of growth in Southern Europe, and ambitious reform proposals emerging from China and Japan are all encouraging signs for sustainable global growth.

The vigor of the rise of some of our technology holdings has been notable over the past six months. Internet companies such as Baidu, Tencent, and NAVER performed well, reflecting their considerable progress in monetizing mobile users. The internet’s expanding worldwide reach through smartphones and tablets is also driving growth in e-commerce. This benefited our positions in Amazon, Japanese e-mall operator Rakuten, and Japanese telecom company SoftBank, which has a significant stake in the dominant Chinese e-commerce platform, Alibaba.

Such gains more than offset weakness in companies with greater exposure to possible short-term effects of the Federal Reserve’s tapering of bond purchases. These holdings included Turkish bank Garanti Bankasi and the Brazilian stock exchange, BM&FBovespa.

Over the last six months, we established a new position in Christian Hansen, our third Danish company based in the “Medicon Valley” bioscience cluster. We also recently added Volvo, the Swedish truck and construction machinery manufacturer, to the portfolio.

We funded these purchases by selling several commodity and traditional energy-related stocks, including Impala Platinum and Woodside Petroleum, reflecting our decreasing confidence in their long-term growth prospects. We also sold our longstanding holding in Brambles, the Australian company whose main asset is CHEP, the global operator of pallet pools (which can help companies improve the efficiency of storage and handling). We believe its developed-market bias and capital-intense business are likely to limit its future growth.

We remain optimistic about the outlook for the growth companies in which we are invested, and we have entered 2014 with a rich seam of exciting firms, themes, and countries about which we want to learn more.

Schroder Investment Management North America Inc.

Portfolio Manager:
Simon Webber, CFA

Equity markets rose strongly during the fiscal period, led by European domestic stocks as the region’s economy continues to heal. Once again, emerging markets were the notable laggards. Tighter liquidity, slowing growth, and weaker currencies left them broadly treading water in dollar terms.

The volatility and trauma caused by the global financial and Eurozone crises have led investors to overpay for “defensive,” or stable, earnings and in turn to undervalue cyclical earnings. This can be seen, for example, in the high valuations being paid for consumer staples companies. These generally good-quality growth businesses have high underlying exposure to the emerging markets that are now experiencing weak earnings growth.

We continued to reduce our exposure to this group, selling down stocks such as Heineken.

In contrast, recovery in Europe, the United States, and Japan is likely to lead to a stronger capital investment cycle as output gaps close and business confidence to invest recovers. We have added several new stocks that should benefit from this spending, including SAP, the German productivity software company, and Hitachi of Japan, which makes a range of social infrastructure equipment. We have also increased our exposure to Schneider, an electrical products company that is a leader in energy-efficiency technology.

Many of our Japanese holdings did very well, including SMC, a manufacturer of pneumatic equipment for factory automation, which has a high and rising level of profitability. We lagged overall equity markets somewhat in the Eurozone, where recovering yet still risky peripheral markets such as Spain and Italy performed strongly. Our focus on companies in the stronger core European countries still produced a good absolute return.

The single best contributor to our results was Shire, a pharmaceutical company that specializes in niche diseases such as attention deficit disorder. The company, which is under new management, has found a good balance of organic growth from new products, margin improvement from cost-cutting, and some acquisitions.

Portfolio exposure to emerging market-listed stocks decreased. Although we see increasing value in some emerging markets, in aggregate they remain a difficult environment for companies to grow their earnings.

As we look ahead, we see some potential for upside surprise arising from the continued healing in the European economy and some downside risk from the serious challenge facing Chinese authorities in the aftermath of China’s recent vast credit growth.

M&G Investment Management Limited

Portfolio Manager:
Greg Aldridge

In the run-up to the New Year, international equity markets were largely dominated by speculation about the Federal Reserve’s tapering of its asset-buying program and about Chinese growth prospects, with emerging markets bearing the brunt of negative investor sentiment. News in December that the Fed would indeed be cutting back its program provided some certainty to markets. But currency pressures hit some of the largest emerging economies as we moved into January, stifling the positive mood. Some of the tensions eased in February, and markets finished the period on a generally buoyant note.

Some of our holdings, particularly in the industrial sector, experienced difficulties. The largest detractor was Vallourec, the French specialist steel pipe maker, which faced uncertainty about when projects in Brazil and the United States would begin to materially benefit the company. The share price was also affected by short-term concerns about product orders. Because Vallourec is one of only two companies in the world capable of producing the high-quality pipes and connectors necessary for modern oil wells, we continue to believe in its long-term strength and ability to create value.

Another industrial holding—MTU Aero Engines, the German airplane engine manufacturer and aftermarket services provider—was also hit by share price weakness. Investors’ reaction to the company’s plans to invest for growth was exacerbated by some reported pressure on margins. We believe the company is doing the right things for the long term and retain our conviction in the strength of the business.

Other laggards included two oil companies, China’s CNOOC and Brazil’s Petróleo Brasileiro (Petrobras), which declined in difficult local market conditions. A holding in Standard Chartered trimmed some of our performance as well. This U.K.-listed bank generates the majority of its revenues in Asia and Africa and was hurt by poor sentiment in its end markets.

On the positive side, French banking group Société Générale continued to deliver solid returns. Its share price rose as investor perception of the company improved in recognition of its attractive market positions.

German banking and retail IT provider Wincor Nixdorf also did well, benefiting from a recovery and growing demand in its end markets. Other contributors included Publicis, a French advertising group, and AZ Electronic Materials, a U.K.-based specialist chemicals producer. AZ Electronic Material’s share price rose markedly in December when Merck KGaA, a German chemical and pharmaceutical business, agreed to buy the company at a significant premium.

As active stockpickers, we continued to find compelling investment opportunities at attractive valuations. During the period, we increased our exposure to financials with the purchase of two banks. Canada’s Bank of Nova Scotia is a solid lender that generates a significant portion of its revenues in South America. Thailand’s Kasikornbank is one of the country’s two higher-quality banks; we like its traditional nature, customer focus, and conservative culture. We also bought shares in luggage specialist Samsonite, which contines to increase its share of a market that is growing largely because of the expansion of global travel in Asia.

We sold other holdings when we felt more attractively valued companies with better growth prospects were available. Sales included German fragrance and flavor manufacturer Symrise, pharmaceutical giant GlaxoSmithKline, Hong Kong-based clothing retailer Esprit, and AP Moller Maersk, a Danish diversified shipping company.

International Growth Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.48%	0.35%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	174	1,812
Median Market Cap	$34.1B	$34.6B
Price/Earnings Ratio	17.8x	16.7x
Price/Book Ratio	2.2x	1.7x
Return on Equity	17.5%	14.7%
Earnings Growth
Rate	15.0%	7.9%
Dividend Yield	2.0%	2.9%
Turnover Rate
(Annualized)	21%	—
Short-Term Reserves	1.1%	—

Sector Diversification (% of equity exposure)

		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	16.8%	10.9%
Consumer Staples	5.7	9.7
Energy	3.9	9.0
Financials	24.3	26.4
Health Care	8.5	8.4
Industrials	14.6	11.2
Information Technology	15.5	6.8
Materials	6.6	8.8
Telecommunication Services	3.8	5.3
Utilities	0.3	3.5

Volatility Measures
MSCI AC
World
Index
ex USA
R-Squared	0.96
Beta	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Tencent Holdings Ltd.	Internet Software &
	Services	3.1%
Baidu Inc.	Internet Software &
	Services	2.5
AIA Group Ltd.	Life & Health
	Insurance	2.3
SoftBank Corp.	Wireless
	Telecommunication
	Services	2.3
Prudential plc	Life & Health
	Insurance	1.8
Atlas Copco AB	Industrial Machinery	1.7
Inditex SA	Apparel Retail	1.7
SMC Corp.	Industrial Machinery	1.7
Amazon.com Inc.	Internet Retail	1.6
Banco Popular Espanol
SA	Diversified Banks	1.5
Top Ten		20.2%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.48% for Investor Shares and 0.35% for Admiral Shares.

International Growth Fund

Market Diversification (% of equity exposure)

		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	16.7%	15.7%
France	8.0	7.5
Switzerland	7.1	6.7
Sweden	6.6	2.4
Germany	6.0	7.0
Spain	4.8	2.5
Italy	2.6	1.8
Denmark	2.1	1.0
Norway	1.8	0.6
Other	1.6	4.3
Subtotal	57.3%	49.5%
Pacific
Japan	11.1%	14.5%
Hong Kong	3.8	2.0
South Korea	2.8	3.2
Australia	1.7	5.5
Other	0.3	1.1
Subtotal	19.7%	26.3%
Emerging Markets
China	8.4%	3.9%
Brazil	2.1	2.0
India	1.9	1.3
Other	5.1	9.4
Subtotal	17.5%	16.6%
North America
Canada	2.3%	7.2%
United States	2.0	0.0
Subtotal	4.3%	7.2%
Middle East
Israel	1.2%	0.4%

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2003, Through February 28, 2014

–12.83 –14.41 –13.75 –14.95

International Growth Fund Investor Shares

Spliced International Index

For a benchmark description, see the Glossary.

Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	22.95%	15.84%	8.66%
Admiral Shares	8/13/2001	23.12	16.01	8.85

See Financial Highlights for dividend and capital gains information.

International Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (97.5%)[1]
Australia (1.5%)
Fortescue Metals
Group Ltd.	37,171,012	180,938
James Hardie
Industries plc	6,196,069	80,577
Brambles Ltd.	5,946,464	49,879
Cochlear Ltd.	743,560	38,089
		349,483
Brazil (2.0%)
Itau Unibanco Holding
SA ADR	7,255,682	96,646
BM&FBovespa SA	20,386,500	87,737
Vale SA Class B ADR	6,764,400	84,487
Raia Drogasil SA	8,288,549	58,515
Vale SA Preference
Shares	3,977,000	49,467
Petroleo Brasileiro SA
Preference Shares	6,263,000	36,386
Cia Brasileira de
Distribuicao Grupo
Pao de Acucar ADR	659,949	28,068
Banco do Brasil SA	2,627,967	23,242
		464,548
Canada (2.3%)
Toronto-Dominion Bank	5,017,326	227,282
Suncor Energy Inc.	3,867,636	127,594
Canadian Pacific
Railway Ltd.	560,306	87,919
Bank of Nova Scotia	990,000	56,612
* Dominion Diamond Corp.	732,000	10,445
Sherritt International Corp.	2,615,219	7,227
		517,079
Chile (0.3%)
Sociedad Quimica y
Minera de Chile SA ADR	2,334,900	71,915

			Market
			Value
		Shares	($000)
China (8.3%)
	Tencent Holdings Ltd.	8,838,200	709,672
*	Baidu Inc. ADR	3,288,700	562,138
	New Oriental Education
	& Technology Group
	Inc. ADR	3,663,200	101,984
	CNOOC Ltd.	56,461,000	92,433
	Beijing Enterprises
	Holdings Ltd.	7,987,000	76,710
	China Overseas Land
	& Investment Ltd.	26,480,000	71,366
*	Youku Tudou Inc. ADR	2,077,149	68,941
	China Construction
	Bank Corp.	88,655,000	61,082
	Shandong Weigao
	Group Medical
	Polymer Co. Ltd.	44,588,000	57,142
^	Mindray Medical
	International Ltd. ADR	962,074	33,615
	Belle International
	Holdings Ltd.	23,826,000	29,475
	Yingde Gases Group
	Co. Ltd.	32,400,000	29,074
*	Chaoda Modern
	Agriculture
	Holdings Ltd.	17,258,719	1,553
			1,895,185
Denmark (2.1%)
*	Novo Nordisk A/S Class B	5,645,300	268,654
	Novozymes A/S	3,172,000	147,427
	Chr Hansen Holding A/S	1,508,200	62,397
			478,478
Finland (0.7%)
*	Nokia Oyj	19,966,682	151,980

International Growth Fund

		Market
		Value
	Shares	($000)
France (7.7%)
L’Oreal SA	1,945,916	329,669
Schneider Electric SA	3,106,423	276,432
Kering	1,182,302	241,597
BNP Paribas SA	2,025,912	165,481
Essilor International SA	1,364,626	142,147
Sanofi	1,332,453	138,589
Societe Generale SA	1,182,740	78,482
Publicis Groupe SA	807,000	76,589
Airbus Group NV	910,000	66,864
Total SA	1,008,000	65,398
Arkema SA	585,606	63,522
Vallourec SA	1,128,147	60,396
Safran SA	792,230	55,689
		1,760,855
Germany (5.8%)
SAP AG	2,326,122	187,095
HeidelbergCement AG	2,252,441	185,316
Adidas AG	1,405,726	163,445
Volkswagen AG	483,893	123,305
Porsche Automobil
Holding SE
Preference Shares	1,173,456	123,253
GEA Group AG	2,057,110	99,550
Bayerische Motoren
Werke AG	778,499	90,327
Continental AG	328,271	79,788
Fresenius Medical Care
AG & Co. KGaA	956,000	65,591
Wincor Nixdorf AG	750,000	60,045
^,* Aixtron SE	3,130,112	52,404
MTU Aero Engines AG	616,000	51,744
^ SMA Solar Technology AG	719,595	42,960
		1,324,823
Hong Kong (3.7%)
AIA Group Ltd.	107,159,600	525,033
Jardine Matheson
Holdings Ltd.	3,035,947	176,635
Hong Kong Exchanges
and Clearing Ltd.	4,582,630	71,238
Techtronic Industries Co.	17,027,782	45,314
Hang Lung
Properties Ltd.	12,681,000	35,289
		853,509
India (1.9%)
Idea Cellular Ltd.	51,099,111	106,510
Housing Development
Finance Corp.	7,692,900	102,044
Tata Motors Ltd.	13,488,310	91,519
HDFC Bank Ltd.	5,446,764	58,921
Zee Entertainment
Enterprises Ltd.	11,343,842	49,240
Axis Bank Ltd.	1,059,947	21,769
		430,003

		Market
		Value
	Shares	($000)
Indonesia (0.3%)
Bank Mandiri Persero
Tbk PT	77,192,500	60,766

Ireland (0.3%)
Kerry Group plc Class A	950,400	71,783
Kerry Group plc Class A
(London Shares)	25,000	1,884
		73,667
Israel (1.1%)
* Check Point Software
Technologies Ltd.	3,876,314	261,341

Italy (2.6%)
UniCredit SPA	40,251,271	319,427
* Fiat SPA	25,782,643	269,200
		588,627
Japan (10.7%)
SoftBank Corp.	6,785,600	514,235
SMC Corp.	1,483,200	377,856
Rakuten Inc.	19,991,600	287,394
Astellas Pharma Inc.	3,426,088	222,698
Sumitomo Mitsui
Financial Group Inc.	4,332,100	194,503
Suzuki Motor Corp.	4,877,100	131,218
Nissan Motor Co. Ltd.	11,737,600	104,765
Hitachi Ltd.	12,733,000	100,833
FANUC Corp.	555,700	96,738
Toyota Motor Corp.	1,300,983	74,876
Sekisui Chemical Co. Ltd.	6,343,000	72,483
East Japan Railway Co.	801,300	62,663
MISUMI Group Inc.	1,768,610	51,648
Kyocera Corp.	910,200	41,231
Canon Inc.	1,298,922	40,527
Sysmex Corp.	539,996	32,353
^ Gree Inc.	2,710,000	30,074
		2,436,095
Luxembourg (0.2%)
Samsonite
International SA	16,140,000	44,630

Mexico (0.5%)
Grupo Financiero
Banorte SAB de CV	18,792,622	121,918

Netherlands (0.1%)
TNT Express NV	1,492,047	14,494

Norway (1.7%)
Statoil ASA	6,822,228	179,943
Schibsted ASA	1,760,994	115,917
DNB ASA	5,584,384	101,084
		396,944

International Growth Fund

		Market
		Value•
	Shares	($000)
Peru (0.7%)
Credicorp Ltd.	1,191,679	154,799

Portugal (0.3%)
Jeronimo Martins
SGPS SA	3,627,182	61,497

Russia (0.7%)
Sberbank of Russia ADR	5,395,919	55,536
Magnit OJSC GDR	964,300	53,873
Mail.ru Group Ltd. GDR	1,266,000	53,736
		163,145
Singapore (0.4%)
DBS Group Holdings Ltd.	3,318,439	43,289
Singapore Exchange Ltd.	6,541,000	35,533
		78,822
South Africa (0.3%)
MTN Group Ltd.	1,855,000	33,885
Sasol Ltd.	661,000	33,561
		67,446
South Korea (2.8%)
NAVER Corp.	268,246	205,089
Samsung Electronics
Co. Ltd.	155,358	196,808
^ Celltrion Inc.	1,804,466	81,124
Hyundai Motor Co.	284,257	65,308
Hankook Tire Co. Ltd.	847,000	49,418
Shinhan Financial Group
Co. Ltd.	771,836	32,207
		629,954
Spain (4.7%)
Inditex SA	2,683,385	385,319
* Banco Popular
Espanol SA	48,504,305	347,831
* Banco Santander SA	27,573,835	248,899
Distribuidora
Internacional de
Alimentacion SA	10,902,891	93,386
		1,075,435
Sweden (6.5%)
Atlas Copco AB Class A	13,802,479	386,965
Svenska Handelsbanken
AB Class A	5,986,752	312,410
Investment AB Kinnevik	6,416,882	248,861
Alfa Laval AB	5,199,985	140,905
Sandvik AB	8,283,298	115,368
Volvo AB Class B	6,810,975	102,345
Telefonaktiebolaget LM
Ericsson Class B	5,418,000	70,038
Svenska Cellulosa
AB SCA Class B	1,881,653	57,071
Elekta AB Class B	4,093,089	54,460
		1,488,423

		Market
		Value•
	Shares	($000)
Switzerland (7.0%)
Roche Holding AG	1,077,579	331,787
Syngenta AG	867,342	315,748
* Cie Financiere
Richemont SA	1,826,264	181,431
Credit Suisse Group AG	5,370,604	168,628
Geberit AG	494,180	155,304
ABB Ltd.	3,984,182	101,685
Novartis AG	963,000	80,150
Zurich Insurance Group AG	238,000	72,831
Nestle SA	932,000	70,408
Swatch Group AG (Bearer)	96,145	64,029
Holcim Ltd.	705,000	57,203
		1,599,204
Taiwan (0.9%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	58,387,508	210,621

Thailand (0.7%)
Kasikornbank PCL
(Foreign)	30,102,556	160,026

Turkey (0.6%)
Turkiye Garanti
Bankasi AS	37,457,981	102,341
BIM Birlesik
Magazalar AS	2,397,092	44,397
		146,738
United Kingdom (16.1%)
Prudential plc	17,732,776	401,522
ARM Holdings plc	18,243,000	305,810
Standard Chartered plc	12,764,732	270,211
Rolls-Royce Holdings plc	14,445,916	241,418
Diageo plc	7,401,784	232,433
BHP Billiton plc	5,959,768	192,066
HSBC Holdings plc	17,010,546	179,531
BG Group plc	9,807,108	178,430
Meggitt plc	17,809,913	150,032
Shire plc	2,581,000	142,770
Royal Dutch Shell plc
Class A	3,774,854	137,757
Aggreko plc	5,250,608	137,060
WPP plc	4,927,226	107,918
Vodafone Group plc	24,677,070	102,829
Barclays plc	22,919,974	96,553
BT Group plc	12,725,883	87,527
Burberry Group plc	3,217,639	82,904
Inchcape plc	7,263,000	76,273
Unilever plc	1,843,000	75,379
Ultra Electronics
Holdings plc	2,066,000	66,540
Carnival plc	1,584,000	65,140
British American
Tobacco plc	1,187,759	64,747

International Growth Fund

		Market
		Value
	Shares	($000)
AZ Electronic
Materials SA	9,150,000	61,135
AstraZeneca plc	892,344	60,660
G4S plc	14,457,000	57,489
Centrica plc	10,742,154	57,369
Spectris plc	1,220,000	50,111
		3,681,614
United States (2.0%)
* Amazon.com Inc.	1,000,200	362,172
^ MercadoLibre Inc.	815,200	84,928
		447,100
Total Common Stocks
(Cost $16,646,041)		22,261,164

		Market
		Value
	Shares	($000)
Temporary Cash Investments (3.2%)[1]
Money Market Fund (3.1%)
[2,3] Vanguard Market
Liquidity Fund,
0.130%	709,823,357	709,823

Face
Amount
($000)
U.S. Government and Agency Obligations (0.1%)

[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.072%, 5/2/14	2,000	2,000
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.090%, 7/16/14	5,200	5,197
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.080%-0.092%, 7/18/14	8,300	8,294
6	Freddie Mac
	Discount Notes,
	0.090%, 3/3/14	6,000	6,000
[5,6]	Freddie Mac
	Discount Notes,
	0.070%, 3/31/14	2,000	2,000
			23,491
Total Temporary Cash Investments
	(Cost $733,318)		733,314
	Total Investments (100.7%)
	(Cost $17,379,359)		22,994,478
Other Assets and Liabilities (-0.7%)
	Other Assets		305,713
	Liabilities[3]		(471,400)
			(165,687)
	Net Assets (100%)		22,828,791

International Growth Fund

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	18,297,497
Undistributed Net Investment Income	55,722
Accumulated Net Realized Losses	(1,149,899)
Unrealized Appreciation (Depreciation)
Investment Securities	5,615,119
Futures Contracts	5,435
Forward Currency Contracts	4,284
Foreign Currencies	633
Net Assets	22,828,791

Investor Shares—Net Assets
Applicable to 409,988,390 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,513,010
Net Asset Value Per Share—
Investor Shares	$23.20

Admiral Shares—Net Assets
Applicable to 180,441,893 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,315,781
Net Asset Value Per Share—
Admiral Shares	$73.80

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $169,555,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.9% and 1.8%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $175,725,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $16,891,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends[1]	195,922
Interest[2]	437
Securities Lending	5,142
Total Income	201,501
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,892
Performance Adjustment	3,343
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,499
Management and Administrative—Admiral Shares	8,214
Marketing and Distribution—Investor Shares	823
Marketing and Distribution—Admiral Shares	1,018
Custodian Fees	1,979
Shareholders’ Reports—Investor Shares	49
Shareholders’ Reports—Admiral Shares	30
Trustees’ Fees and Expenses	21
Total Expenses	43,868
Net Investment Income	157,633
Realized Net Gain (Loss)
Investment Securities Sold	406,529
Futures Contracts	48,918
Foreign Currencies and Forward Currency Contracts	5,003
Realized Net Gain (Loss)	460,450
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,394,962
Futures Contracts	525
Foreign Currencies and Forward Currency Contracts	12,438
Change in Unrealized Appreciation (Depreciation)	2,407,925
Net Increase (Decrease) in Net Assets Resulting from Operations	3,026,008
1 Dividends are net of foreign withholding taxes of $8,234,000.
2 Interest income from an affiliated company of the fund was $421,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	157,633	331,611
Realized Net Gain (Loss)	460,450	718,176
Change in Unrealized Appreciation (Depreciation)	2,407,925	1,858,380
Net Increase (Decrease) in Net Assets Resulting from Operations	3,026,008	2,908,167
Distributions
Net Investment Income
Investor Shares	(139,508)	(167,941)
Admiral Shares	(202,880)	(166,372)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(342,388)	(334,313)
Capital Share Transactions
Investor Shares	(759,107)	(1,400,123)
Admiral Shares	1,292,192	1,800,455
Net Increase (Decrease) from Capital Share Transactions	533,085	400,332
Total Increase (Decrease)	3,216,705	2,974,186
Net Assets
Beginning of Period	19,612,086	16,637,900
End of Period[1]	22,828,791	19,612,086

1 Net Assets—End of Period includes undistributed net investment income of $55,722,000 and $239,172,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.42	$17.69	$18.27	$16.27	$15.73	$20.43
Investment Operations
Net Investment Income	.149[1]	.336	.361	.351	.291	.398[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.967	2.741	(.607)	1.954	.535	(3.633)
Total from Investment Operations	3.116	3.077	(.246)	2.305	.826	(3.235)
Distributions
Dividends from Net Investment Income	(. 336)	(. 347)	(. 334)	(. 305)	(. 286)	(. 562)
Distributions from Realized Capital Gains	—	—	—	—	—	(.903)
Total Distributions	(. 336)	(. 347)	(. 334)	(. 305)	(. 286)	(1.465)
Net Asset Value, End of Period	$23.20	$20.42	$17.69	$18.27	$16.27	$15.73

Total Return[3]	15.33%	17.54%	-1.14%	14.10%	5.19%	-13.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,513	$9,056	$9,115	$10,878	$10,493	$10,226
Ratio of Total Expenses to
Average Net Assets[4]	0.48%	0.48%	0.49%	0.47%	0.49%	0.53%
Ratio of Net Investment Income to
Average Net Assets	1.01%[1]	1.71%	2.04%	1.85%	1.74%	2.84%[2]
Portfolio Turnover Rate	21%	31%	30%	43%	44%	51%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.080 and 0.36%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

2 Net investment income per share and the ratio of net investment income to average net assets include $.061 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.

3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$64.98	$56.31	$58.17	$51.81	$50.08	$65.09
Investment Operations
Net Investment Income	. 533[1]	1.157	1.229	1.192	1.009	1.340[2]
Net Realized and Unrealized Gain (Loss)
on Investments	9.457	8.697	(1.945)	6.209	1.708	(11.571)
Total from Investment Operations	9.990	9.854	(.716)	7.401	2.717	(10.231)
Distributions
Dividends from Net Investment Income	(1.170)	(1.184)	(1.144)	(1.041)	(.987)	(1.909)
Distributions from Realized Capital Gains	—	—	—	—	—	(2.870)
Total Distributions	(1.170)	(1.184)	(1.144)	(1.041)	(.987)	(4.779)
Net Asset Value, End of Period	$73.80	$64.98	$56.31	$58.17	$51.81	$50.08

Total Return[3]	15.45%	17.66%	-1.01%	14.21%	5.36%	-13.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,316	$10,556	$7,523	$6,487	$4,353	$3,934
Ratio of Total Expenses to
Average Net Assets[4]	0.35%	0.35%	0.36%	0.34%	0.33%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.14%[1]	1.84%	2.17%	1.98%	1.90%	3.03%[2]
Portfolio Turnover Rate	21%	31%	30%	43%	44%	51%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.255 and 0.36%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

2 Net investment income per share and the ratio of net investment income to average net assets include $.194 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.

3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

4 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

International Growth Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended February 28, 2014, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 3% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed

International Growth Fund

to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $3,343,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $2,418,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.97% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

International Growth Fund

The following table summarizes the market value of the fund’s investments as of February 28, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	1,522,012	255,347	—
Common Stocks—Other	1,028,019	19,455,786	—
Temporary Cash Investments	709,823	23,491	—
Futures Contracts—Liabilities[1]	(742)	—	—
Forward Currency Contracts—Assets	—	4,285	—
Forward Currency Contracts—Liabilities	—	(1)	—
Total	3,259,112	19,738,908	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 due to differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the U.S. Securities valued at $255,347,000 on February 28, 2014, based on Level 2 inputs were transferred from Level 1 during the fiscal period.

E. At February 28, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	4,285	4,285
Liabilities	(742)	(1)	(743)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended February 28, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	48,918	—	48,918
Forward Currency Contracts	—	3,698	3,698
Realized Net Gain (Loss) on Derivatives	48,918	3,698	52,616

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	525	—	525
Forward Currency Contracts	—	11,576	11,576
Change in Unrealized Appreciation (Depreciation) on Derivatives	525	11,576	12,101

International Growth Fund

At February 28, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	March 2014	867	98,446	3,117
Dow Jones EURO STOXX 50 Index	March 2014	2,257	97,882	3,465
Topix Index	March 2014	621	73,682	(2,933)
S&P ASX 200 Index	March 2014	343	41,405	1,786
				5,435

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At February 28, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	3/26/14	GBP	56,038	USD	91,524	2,297
Brown Brothers Harriman & Co.	3/26/14	EUR	66,641	USD	91,287	696
Brown Brothers Harriman & Co.	3/18/14	JPY	7,807,589	USD	75,667	1,058
Brown Brothers Harriman & Co.	3/25/14	AUD	43,054	USD	38,119	234
Brown Brothers Harriman & Co.	3/25/14	AUD	384	USD	343	(1)
						4,284
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At February 28, 2014, the counterparty had deposited in segregated accounts cash of $2,740,000 in connection with amounts due to the fund for open forward currency contracts. After February 28, 2014, the counterparty posted additional cash of $1,140,000 in connection with open forward currency contracts as of February 28, 2014.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

International Growth Fund

During the six months ended February 28, 2014, the fund realized net foreign currency gains of $1,305,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $1,613,959,000 to offset future net capital gains through August 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $17,380,264,000. Net unrealized appreciation of investment securities for tax purposes was $5,614,214,000, consisting of unrealized gains of $6,338,223,000 on securities that had risen in value since their purchase and $724,009,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended February 28, 2014, the fund purchased $2,688,144,000 of investment securities and sold $2,164,321,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	473,308	20,903	825,829	41,705
Issued in Lieu of Cash Distributions	136,274	6,114	164,255	8,645
Redeemed	(1,368,689)	(60,589)	(2,390,207)	(122,058)
Net Increase (Decrease)—Investor Shares	(759,107)	(33,572)	(1,400,123)	(71,708)
Admiral Shares
Issued	1,614,503	22,440	2,677,380	42,829
Issued in Lieu of Cash Distributions	189,998	2,681	155,794	2,578
Redeemed	(512,309)	(7,127)	(1,032,719)	(16,564)
Net Increase (Decrease)—Admiral Shares	1,292,192	17,994	1,800,455	28,843

I. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	8/31/2013	2/28/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,153.27	$2.56
Admiral Shares	1,000.00	1,154.48	1.87
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.41	$2.41
Admiral Shares	1,000.00	1,023.06	1.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), M&G Investment Management Limited (M&G), and Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Baillie Gifford. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in high-quality growth companies with a sustainable competitive advantage. Baillie Gifford considers sustainable earnings and free cash flow growth to be the most important determinants of a company’s prospects. The firm takes a bottom-up, stock-driven approach to sector and country allocation, with the objective of selecting stocks that sustain an above-average growth rate and trade at a reasonable price. Baillie Gifford has advised a portion of the International Growth Fund since 2003.

M&G. M&G, founded in 1931, is based in London, England, and specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. M&G constructs a portfolio using a long-term, bottom-up investment approach that focuses on identifying underappreciated, quality companies with high return and growth potential. M&G seeks companies in three categories: quality—high-quality companies with scarce assets that support sustainable, superior returns; growth —companies using scarce assets to grow faster than their competitors; and transforming —companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns. The firm has advised a portion of the fund since 2008.

Schroder. Schroders plc., the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder employs a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists. Schroder Inc. has advised the fund since its inception in 1981, and its affiliate Schroder Ltd. has advised the fund since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q812 042014

Semiannual Report | February 28, 2014

Vanguard FTSE Social Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	21
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended February 28, 2014
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	16.71%
Institutional Shares	16.81
FTSE4Good US Select Index	16.86
Large-Cap Growth Funds Average	19.74
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2013, Through February 28, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$10.28	$11.84	$0.149	$0.000
Institutional Shares	10.29	11.85	0.160	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended February 28, 2014, Vanguard FTSE Social Index Fund returned more than 16%, in line with its benchmark, the FTSE4Good US Select Index. This return was higher than that of the broad U.S. stock market but lower than the average return of the fund’s large-capitalization growth fund peers.

The fund gives investors broad-based exposure to large- and mid-cap stocks that meet strict environmental, social, and governance standards established by the index provider. As a result, its sector allocation diverges from that of the broad U.S. stock market.

Over the six months, your fund’s large allocation to health care, financial, and technology stocks proved an advantage. In a market in which most sectors turned in strong results, however, its smaller allocation to some sectors, including industrials, hurt its performance relative to its peers.

A set of positive factors combined to boost U.S. stocks
Favorable corporate earnings, generally positive economic news, improved investor sentiment, and the Federal Reserve’s accommodative bond-buying program all helped the broad U.S. stock market post a strong six-month return of about 16%.

2

International stocks, in aggregate, returned about 12%. Most of the strength came from the developed markets of Europe; those of the Pacific region managed single-digit returns for the period, as did emerging markets. The latter have seen particularly volatile results amid concerns about China’s slowing economy and the effects of higher interest rates as the Fed winds down its stimulus.

Bonds staged a rebound after last year’s swoon

Bonds, which slumped notably in 2013 as investors worried about the future of the bond-buying program, delivered solid results for the six months. Even as the Fed began trimming its purchases in January, bonds seemed to regain their appeal for investors.

The broad U.S. taxable bond market returned 2.84% for the half year. The yield of the 10-year U.S. Treasury note finished the six months at 2.64%, down a bit from 2.76% at the end of August. (Bond prices and yields move in opposite directions.)

Municipal bonds, which had declined sharply in the fiscal year ended August 31, regained some ground, returning 5.71%. The market was roiled last summer by Detroit’s bankruptcy and fresh coverage of Puerto Rico’s fiscal woes, but as the headlines receded, investors seemed to take a more comprehensive view of state and local finances. Our chief investment officer, Tim Buckley, noted recently that, on the whole, “municipalities out there are actually doing a lot better than they were a few years ago.”

Market Barometer

			Total Returns
		Periods Ended February 28, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.67%	26.34%	23.63%
Russell 2000 Index (Small-caps)	17.75	31.56	26.63
Russell 3000 Index (Broad U.S. market)	15.83	26.74	23.86
FTSE All-World ex US Index (International)	12.20	12.19	17.71

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.84%	0.15%	5.13%
Barclays Municipal Bond Index (Broad tax-exempt market)	5.71	-0.21	5.68
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.39%	1.13%	2.04%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 4.93%.

Money market and savings account returns remained capped by the Fed’s target of 0%–0.25% for short-term interest rates.

The fund’s largest sectors produced much of its return

As I mentioned earlier, the index provider’s criteria for socially responsible investing determines which stocks the fund can hold. The companies included in the FTSE4Good US Select Index have been screened based on their record regarding the environment, human rights, labor rights, health and safety practices, and corporate responsibility. Companies whose business involves tobacco, firearms, alcohol, gambling, adult entertainment, or nuclear power are excluded.

The fund is heavily tilted toward financials, health care, and technology—sectors that tend to adhere to the index provider’s social, human rights, and environmental standards. It has little exposure to oil and gas companies or industrial firms, because many of them fall short of those environmental standards.

For the half year, each of the fund’s ten sectors posted positive returns, with eight reporting double-digit gains. The three most heavily weighted sectors—health care, financials, and technology, which

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.28%	0.16%	1.22%

The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the fund’s annualized expense ratios were 0.27% for Investor Shares and 0.16% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Large-Cap Growth Funds.

4

together constituted more than 60% of the fund’s holdings, on average—produced more than two-thirds of the overall return.

Health care, which made up about a fifth of the fund’s holdings, contributed the most, with pharmaceutical, biotechnology, and medical-equipment makers performing best. Despite increased competition from generics, some drugmakers have benefited from significant cost-cutting, as well as from investment in research for new drugs to replenish their pipelines.

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return. Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper. (You can read the paper, Costs Matter: Are Fund Investors Voting With Their Feet?, at vanguard.com/research.) And, as the chart below shows, Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average: 0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Industry average expense ratio
Vanguard average expense ratio

Sources: Vanguard and Lipper, a Thomson Reuters Company.

5

The financial sector was another source of strength; improvements in the U.S. economy and further recovery of the labor and housing markets helped it outpace the broad stock market. Large banks, credit card companies, and financial services firms reported strong earnings and helped boost returns.

Technology was a bright spot too, with some companies benefiting from both increased sales of web advertisements and from their own streamlining efforts. Semiconductor manufacturers and enterprise software providers stood out as well.

The fund’s holdings in industrials and oil and gas held back its result a bit compared with its peers. In industrials, a lack of exposure to some top-performing stocks, including in aerospace and defense, held back returns. Generally weak results from oil and gas producers also hurt the fund’s performance.

Taking only a slice of the market can add risk to your portfolio

Like other Vanguard funds that are devoted to a specific segment of the market, Vanguard FTSE Social Index Fund offers a low-cost, transparent way to gain exposure to, if you will, a slice of a larger pie. These funds can do important work for an investor—filling a gap in a portfolio, for example, or, as with this fund, offering exposure to a set of stocks screened for social responsibility.

But keep in mind that by choosing just a slice of the market pie, you’re also choosing to take on additional risk. Investors who depart from a market-proportional approach by overweighting a certain segment of the market are exposing themselves to more volatility by reducing their portfolio’s degree of diversification.

Diversification is, of course, a powerful strategy for managing risk, and Vanguard generally counsels that investors have exposure to large-, mid-, and small-cap stocks in a way that approximates the U.S. stock market, because this approach helps ensure that they stay diversified.

As we say in Vanguard’s Principles for Investing Success: “Leadership among market segments changes constantly and rapidly, so investors must diversify both to mitigate losses and to participate in gains.” (You can read more about our investment principles at vanguard.com/research.)

You can achieve balanced market diversification through a total stock market fund, or you can assemble segment-specific funds in a way that mirrors the overall market. Either way, appropriate diversification should remain paramount.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 12, 2014

6

FTSE Social Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Investor	Institutional
	Shares		Shares
Ticker Symbol	VFTSX		VFTNX
Expense Ratio[1]	0.28%		0.16%
30-Day SEC Yield	1.53%		1.63%
Portfolio Characteristics
			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Number of Stocks	376	376	3,622
Median Market Cap	$49.8B	$49.8B	$42.4B
Price/Earnings Ratio	19.8x	19.8x	19.8x
Price/Book Ratio	2.4x	2.4x	2.6x
Return on Equity	16.6%	16.6%	16.8%
Earnings Growth
Rate	13.1%	13.1%	12.0%
Dividend Yield	1.8%	1.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	26%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Basic Materials	1.9%	1.9%	3.1%
Consumer Goods	12.1	12.1	9.9
Consumer Services	10.5	10.5	13.7
Financials	27.4	27.4	18.2
Health Care	21.2	21.2	12.5
Industrials	6.5	6.5	13.2
Oil & Gas	3.8	3.8	9.1
Technology	15.0	15.0	15.1
Telecommunications	0.2	0.2	2.1
Utilities	1.4	1.4	3.1

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	FA Index
R-Squared	1.00	0.97
Beta	1.00	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Google Inc.	Internet	3.6%
Johnson & Johnson	Pharmaceuticals	2.7
Wells Fargo & Co.	Banks	2.6
JPMorgan Chase & Co.	Banks	2.3
Procter & Gamble Co.	Nondurable
	Household Products	2.3
Pfizer Inc.	Pharmaceuticals	2.2
Bank of America Corp.	Banks	1.9
Merck & Co. Inc.	Pharmaceuticals	1.8
Citigroup Inc.	Banks	1.6
Walt Disney Co.	Broadcasting &
	Entertainment	1.5
Top Ten		22.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.27% for Investor Shares and 0.16% for Institutional Shares.

7

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2003, Through February 28, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	36.84%	19.86%	5.90%
Institutional Shares	1/14/2003	37.09	20.02	6.05

See Financial Highlights for dividend and capital gains information.

8

FTSE Social Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)
Basic Materials (1.9%)
Praxair Inc.	32,784	4,274
Ecolab Inc.	30,016	3,234
Air Products
& Chemicals Inc.	22,971	2,787
Mosaic Co.	37,644	1,839
Alcoa Inc.	117,476	1,379
Sigma-Aldrich Corp.	13,315	1,257
FMC Corp.	14,775	1,140
CONSOL Energy Inc.	25,283	1,014
International Flavors
& Fragrances Inc.	9,039	848
Ashland Inc.	8,519	804
Airgas Inc.	6,128	661
Avery Dennison Corp.	10,668	531
Cliffs Natural Resources Inc.	17,065	342
		20,110
Consumer Goods (12.1%)
Procter & Gamble Co.	301,066	23,682
PepsiCo Inc.	171,386	13,723
Ford Motor Co.	426,655	6,566
Colgate-Palmolive Co.	102,848	6,462
* General Motors Co.	144,451	5,229
NIKE Inc. Class B	65,052	5,094
Kimberly-Clark Corp.	42,699	4,712
Johnson Controls Inc.	75,072	3,709
Kraft Foods Group Inc.	65,285	3,608
General Mills Inc.	70,281	3,516
Delphi Automotive plc	34,128	2,272
VF Corp.	38,200	2,238
* Michael Kors Holdings Ltd.	20,452	2,005
Hershey Co.	17,989	1,904
Mead Johnson Nutrition Co.	22,590	1,842
Estee Lauder Cos. Inc.
Class A	25,441	1,751
Kellogg Co.	27,280	1,656
Harley-Davidson Inc.	24,543	1,621
Green Mountain
Coffee Roasters Inc.	14,656	1,609

			Market
			Value
		Shares	($000)
	BorgWarner Inc.	25,392	1,560
	Coach Inc.	31,077	1,517
	Genuine Parts Co.	17,198	1,515
	Stanley Black & Decker Inc.	17,159	1,425
	Mattel Inc.	37,595	1,403
	Coca-Cola Enterprises Inc.	28,701	1,351
	ConAgra Foods Inc.	46,684	1,326
	Bunge Ltd.	16,298	1,297
	Whirlpool Corp.	8,820	1,276
	Clorox Co.	14,373	1,254
	Dr Pepper Snapple
	Group Inc.	22,278	1,161
	JM Smucker Co.	11,134	1,114
	Ralph Lauren Corp. Class A	6,716	1,082
	PVH Corp.	8,475	1,072
	Church & Dwight Co. Inc.	15,317	1,041
*	TRW Automotive
	Holdings Corp.	12,646	1,041
	Newell Rubbermaid Inc.	31,952	1,026
	Autoliv Inc.	10,508	1,012
*	Mohawk Industries Inc.	6,805	963
*	Electronic Arts Inc.	32,406	926
	McCormick & Co. Inc.	13,295	883
	Campbell Soup Co.	20,044	868
	Harman International
	Industries Inc.	7,509	786
	Lennar Corp. Class A	17,860	784
	Herbalife Ltd.	11,329	755
	Avon Products Inc.	47,875	741
	PulteGroup Inc.	34,607	726
	Hormel Foods Corp.	15,112	717
*	Toll Brothers Inc.	17,741	692
	Energizer Holdings Inc.	6,895	671
*	Lululemon Athletica Inc.	11,495	578
	Hillshire Brands Co.	13,684	514
	Leggett & Platt Inc.	15,729	504
			126,780
Consumer Services (10.5%)
	Walt Disney Co.	194,672	15,731
	Home Depot Inc.	155,979	12,795
*	priceline.com Inc.	5,720	7,715

9

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Time Warner Inc.	100,122	6,721
	Lowe’s Cos. Inc.	116,552	5,831
	Starbucks Corp.	80,168	5,689
	TJX Cos. Inc.	79,921	4,912
	McKesson Corp.	25,098	4,444
	Viacom Inc. Class B	43,813	3,844
	Cardinal Health Inc.	37,866	2,709
	Macy’s Inc.	41,892	2,424
	Omnicom Group Inc.	28,609	2,165
*	AutoZone Inc.	3,762	2,026
*	Dollar General Corp.	33,409	2,001
*	Chipotle Mexican Grill Inc.
	Class A	3,439	1,944
*	O’Reilly Automotive Inc.	11,943	1,802
	Ross Stores Inc.	23,929	1,742
	AmerisourceBergen Corp.
	Class A	25,577	1,735
*	Bed Bath & Beyond Inc.	23,722	1,609
*	Hertz Global Holdings Inc.	49,752	1,393
*	Discovery Communications
	Inc. Class A	16,120	1,343
	L Brands Inc.	23,828	1,342
	Nielsen Holdings NV	27,916	1,321
	Gap Inc.	29,317	1,283
*	Dollar Tree Inc.	22,989	1,259
	Kohl’s Corp.	22,382	1,258
*	CarMax Inc.	24,731	1,198
	Staples Inc.	72,532	986
	H&R Block Inc.	29,887	946
*	IHS Inc. Class A	7,403	887
	Interpublic Group of
	Cos. Inc.	47,951	850
	Tractor Supply Co.	11,689	825
	Best Buy Co. Inc.	30,121	802
	PetSmart Inc.	11,464	769
	Scripps Networks
	Interactive Inc. Class A	9,319	757
	Gannett Co. Inc.	25,431	757
	Darden Restaurants Inc.	14,382	734
*	Discovery
	Communications Inc.	8,926	688
	Foot Locker Inc.	16,505	688
*	Urban Outfitters Inc.	12,239	458
	Dun & Bradstreet Corp.	4,270	424
	Abercrombie & Fitch Co.	8,420	334
	American Eagle
	Outfitters Inc.	19,850	288
*,^	JC Penney Co. Inc.	32,397	236
*	AutoNation Inc.	3,730	196
			109,861
Financials (27.4%)
	Wells Fargo & Co.	585,838	27,195
	JPMorgan Chase & Co.	420,913	23,916
	Bank of America Corp.	1,188,679	19,649
	Citigroup Inc.	337,062	16,391
	Visa Inc. Class A	56,111	12,678

		Market
		Value
	Shares	($000)
American Express Co.	103,987	9,492
MasterCard Inc. Class A	115,710	8,993
US Bancorp	204,899	8,430
American International
Group Inc.	163,560	8,140
MetLife Inc.	100,639	5,099
PNC Financial Services
Group Inc.	58,964	4,822
Morgan Stanley	155,390	4,786
Prudential Financial Inc.	51,332	4,342
Capital One Financial Corp.	57,785	4,243
Bank of New York
Mellon Corp.	127,429	4,078
ACE Ltd.	37,515	3,672
American Tower
Corporation	44,019	3,586
Travelers Cos. Inc.	40,342	3,382
Charles Schwab Corp.	121,043	3,209
Aflac Inc.	50,000	3,204
State Street Corp.	48,647	3,195
Discover Financial Services	52,889	3,035
Marsh & McLennan
Cos. Inc.	61,121	2,944
BB&T Corp.	77,810	2,941
Aon plc	33,356	2,855
Allstate Corp.	50,320	2,730
Public Storage	15,811	2,672
IntercontinentalExchange
Group Inc.	12,698	2,652
CME Group Inc.	35,013	2,585
Franklin Resources Inc.	45,880	2,443
Chubb Corp.	27,860	2,437
McGraw Hill Financial Inc.	29,941	2,385
Ameriprise Financial Inc.	21,556	2,349
Equity Residential	39,531	2,311
Prologis Inc.	55,075	2,269
SunTrust Banks Inc.	59,481	2,241
T. Rowe Price Group Inc.	27,510	2,233
Fifth Third Bancorp	98,004	2,126
Ventas Inc.	32,667	2,039
HCP Inc.	50,178	1,945
Weyerhaeuser Co.	64,384	1,900
Boston Properties Inc.	16,827	1,892
Moody’s Corp.	23,842	1,884
AvalonBay Communities Inc.	14,360	1,852
Health Care REIT Inc.	31,476	1,849
Hartford Financial
Services Group Inc.	49,406	1,739
Northern Trust Corp.	26,649	1,648
Host Hotels & Resorts Inc.	82,480	1,622
Regions Financial Corp.	152,299	1,621
Progressive Corp.	61,539	1,507
Principal Financial Group Inc.	32,640	1,480
Loews Corp.	33,975	1,477
M&T Bank Corp.	12,662	1,476
Lincoln National Corp.	29,337	1,471

10

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	KeyCorp	99,273	1,307
	General Growth
	Properties Inc.	57,429	1,265
	Annaly Capital
	Management Inc.	104,811	1,172
	SLM Corp.	48,305	1,156
	CIT Group Inc.	22,050	1,073
	Western Union Co.	61,483	1,029
	Unum Group	29,103	1,012
	Realty Income Corp.	22,587	1,003
	Kimco Realty Corp.	44,963	1,001
	Comerica Inc.	20,249	976
	XL Group plc Class A	31,364	954
	American Capital
	Agency Corp.	42,474	947
	Equifax Inc.	13,423	940
	Macerich Co.	15,487	931
	Huntington Bancshares Inc.	91,535	872
*	CBRE Group Inc. Class A	30,874	863
*	Genworth Financial Inc.
	Class A	54,526	847
	Plum Creek Timber Co. Inc.	19,571	847
*	Markel Corp.	1,420	821
	Willis Group Holdings plc	19,684	810
	TD Ameritrade Holding Corp.	23,659	791
	Digital Realty Trust Inc.	14,258	772
	Cincinnati Financial Corp.	15,711	737
	Torchmark Corp.	9,446	732
*	Alleghany Corp.	1,877	724
	Arthur J Gallagher & Co.	14,462	668
	Rayonier Inc.	14,014	660
	Zions Bancorporation	20,390	636
	Liberty Property Trust	16,074	615
	Duke Realty Corp.	36,020	605
	PartnerRe Ltd.	5,933	587
*	Liberty Ventures Class A	3,959	564
	Legg Mason Inc.	12,092	556
	Assurant Inc.	8,044	528
	Axis Capital Holdings Ltd.	11,789	518
	Regency Centers Corp.	10,143	515
	WR Berkley Corp.	12,014	496
	People’s United
	Financial Inc.	34,842	494
	Commerce Bancshares Inc.	10,019	447
	RenaissanceRe Holdings Ltd.	4,629	442
	Weingarten Realty Investors	11,867	362
	White Mountains
	Insurance Group Ltd.	591	343
	Erie Indemnity Co. Class A	2,901	211
			285,941
Health Care (21.2%)
	Johnson & Johnson	304,181	28,021
	Pfizer Inc.	717,912	23,052
	Merck & Co. Inc.	324,160	18,474
	Amgen Inc.	83,822	10,396
	Bristol-Myers Squibb Co.	182,894	9,834

			Market
			Value
		Shares	($000)
*	Biogen Idec Inc.	26,186	8,921
	AbbVie Inc.	174,234	8,870
	UnitedHealth Group Inc.	111,580	8,622
*	Celgene Corp.	45,585	7,328
	Abbott Laboratories	172,174	6,849
*	Express Scripts Holding Co.	89,883	6,769
	Eli Lilly & Co.	111,868	6,668
	Medtronic Inc.	110,397	6,542
	Thermo Fisher Scientific Inc.	39,910	4,970
*	Actavis plc	19,183	4,236
	Baxter International Inc.	60,114	4,178
	Allergan Inc.	32,874	4,175
*	Alexion Pharmaceuticals Inc.	21,520	3,805
	Covidien plc	50,052	3,601
	WellPoint Inc.	32,731	2,965
	Aetna Inc.	40,686	2,958
*	Regeneron
	Pharmaceuticals Inc.	8,383	2,787
	Stryker Corp.	31,265	2,509
	Becton Dickinson and Co.	21,476	2,474
	Cigna Corp.	30,543	2,431
*	Mylan Inc.	42,145	2,342
	Perrigo Co. plc	13,685	2,250
	St. Jude Medical Inc.	32,268	2,172
*	Vertex Pharmaceuticals Inc.	25,754	2,083
	Humana Inc.	17,329	1,949
*	Boston Scientific Corp.	148,353	1,943
*	Intuitive Surgical Inc.	4,211	1,873
*	HCA Holdings Inc.	35,118	1,798
	Zimmer Holdings Inc.	18,645	1,750
*	DaVita HealthCare
	Partners Inc.	23,190	1,594
	CR Bard Inc.	8,654	1,248
*	Henry Schein Inc.	9,546	1,136
*	Varian Medical Systems Inc.	11,947	1,002
*	Waters Corp.	8,986	1,001
*	CareFusion Corp.	23,430	950
*	Laboratory Corp. of
	America Holdings	9,632	901
	Quest Diagnostics Inc.	16,028	850
*	Edwards Lifesciences Corp.	12,149	848
	Universal Health Services
	Inc. Class B	9,981	801
*	Hospira Inc.	18,159	786
	DENTSPLY International Inc.	15,785	716
	Patterson Cos. Inc.	9,430	388
			221,816
Industrials (6.5%)
	Union Pacific Corp.	51,374	9,267
	FedEx Corp.	32,774	4,370
	Automatic Data
	Processing Inc.	53,379	4,152
	Illinois Tool Works Inc.	44,247	3,650
	Deere & Co.	39,954	3,433
	Norfolk Southern Corp.	34,168	3,140
	CSX Corp.	113,155	3,135

11

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	PACCAR Inc.	39,131	2,576
	Waste Management Inc.	51,621	2,142
	Agilent Technologies Inc.	36,641	2,086
	Ingersoll-Rand plc	31,823	1,946
	Rockwell Automation Inc.	15,474	1,901
	Sherwin-Williams Co.	9,269	1,858
	Pentair Ltd.	22,038	1,781
	WW Grainger Inc.	6,681	1,704
*	Fiserv Inc.	28,728	1,668
	Xerox Corp.	135,223	1,486
	Kansas City Southern	12,095	1,136
*	Trimble Navigation Ltd.	28,255	1,078
	Vulcan Materials Co.	14,260	969
	Expeditors International
	of Washington Inc.	22,763	899
	CH Robinson Worldwide Inc.	16,861	874
	Fortune Brands Home
	& Security Inc.	18,262	854
	Xylem Inc.	20,496	806
	MeadWestvaco Corp.	19,637	735
	JB Hunt Transport
	Services Inc.	10,183	732
	Sealed Air Corp.	21,454	730
	MDU Resources Group Inc.	20,849	708
	ADT Corp.	22,364	687
	Cintas Corp.	11,239	682
	Manpowergroup Inc.	8,697	680
	Avnet Inc.	15,132	659
*	Arrow Electronics Inc.	11,183	633
*	Owens-Illinois Inc.	18,122	615
*	Flextronics International Ltd.	67,904	608
	Robert Half International Inc.	14,616	598
*	Allegion plc	10,708	582
	Iron Mountain Inc.	18,665	508
	Broadridge Financial
	Solutions Inc.	13,145	496
	Bemis Co. Inc.	11,407	448
	Ryder System Inc.	5,705	430
	Jabil Circuit Inc.	20,679	383
			67,825
Oil & Gas (3.8%)
	Occidental Petroleum Corp.	89,648	8,653
	Anadarko Petroleum Corp.	55,608	4,680
	Williams Cos. Inc.	75,461	3,116
	Devon Energy Corp.	44,748	2,883
	Noble Energy Inc.	39,615	2,724
	Marathon Oil Corp.	77,009	2,580
	Kinder Morgan Inc.	73,396	2,338
	Chesapeake Energy Corp.	73,571	1,906
	EQT Corp.	16,539	1,692
*	Southwestern Energy Co.	38,804	1,604
	Range Resources Corp.	18,044	1,553
	Ensco plc Class A	25,838	1,361
*	FMC Technologies Inc.	26,234	1,318
	Noble Corp. plc	27,896	866
	Denbury Resources Inc.	40,457	662

			Market
			Value
		Shares	($000)
	QEP Resources Inc.	19,666	569
*	Rowan Cos. plc Class A	13,717	457
*	Newfield Exploration Co.	14,936	421
*	WPX Energy Inc.	22,005	388
*	McDermott International Inc.	25,864	215
			39,986
Technology (15.0%)
*	Google Inc. Class A	31,003	37,689
	Oracle Corp.	383,645	15,004
	QUALCOMM Inc.	187,161	14,091
	Intel Corp.	553,350	13,701
	Hewlett-Packard Co.	213,670	6,385
	EMC Corp.	227,933	6,011
	Texas Instruments Inc.	122,851	5,523
*	Adobe Systems Inc.	55,644	3,818
*	Salesforce.com Inc.	60,140	3,751
*	Cognizant Technology
	Solutions Corp. Class A	33,444	3,480
	Corning Inc.	161,763	3,117
*	Micron Technology Inc.	116,644	2,822
	Applied Materials Inc.	132,970	2,521
	Intuit Inc.	29,146	2,278
	Western Digital Corp.	24,879	2,164
*	Cerner Corp.	32,701	2,007
	SanDisk Corp.	24,995	1,857
	Seagate Technology plc	34,717	1,812
	Broadcom Corp. Class A	57,413	1,706
	Avago Technologies Ltd.
	Class A	27,267	1,682
	Symantec Corp.	76,923	1,652
	Xilinx Inc.	29,400	1,535
*	Juniper Networks Inc.	56,053	1,499
*	NXP Semiconductor NV	26,169	1,472
*	Autodesk Inc.	24,860	1,304
	Altera Corp.	35,355	1,284
	CA Inc.	37,513	1,257
*	Red Hat Inc.	21,038	1,241
*	Citrix Systems Inc.	20,661	1,241
	KLA-Tencor Corp.	18,299	1,192
*	Akamai Technologies Inc.	18,898	1,155
*	Check Point Software
	Technologies Ltd.	16,574	1,117
	NVIDIA Corp.	60,277	1,108
*	Equinix Inc.	5,448	1,035
	Maxim Integrated
	Products Inc.	31,500	1,030
*	F5 Networks Inc.	8,658	973
*	Lam Research Corp.	17,937	928
*	VeriSign Inc.	15,086	831
*	Teradata Corp.	18,082	830
*	VMware Inc. Class A	8,103	778
*	Synopsys Inc.	16,938	684
	LSI Corp.	60,571	672
	DST Systems Inc.	3,488	328
			156,565

12

FTSE Social Index Fund

		Market
		Value
	Shares	($000)
Telecommunications (0.2%)
* Sprint Corp.	91,002	795
Frontier
Communications Corp.	108,612	530
Windstream Holdings Inc.	64,658	519
		1,844
Utilities (1.4%)
Spectra Energy Corp.	73,889	2,755
Consolidated Edison Inc.	32,094	1,799
Northeast Utilities	34,563	1,536
ONEOK Inc.	22,601	1,337
NiSource Inc.	34,333	1,195
CenterPoint Energy Inc.	47,201	1,116
Wisconsin Energy Corp.	25,270	1,111
American Water
Works Co. Inc.	19,578	878
CMS Energy Corp.	29,383	835
Alliant Energy Corp.	12,281	666
Pepco Holdings Inc.	27,505	561
Questar Corp.	19,461	462
TECO Energy Inc.	24,081	404
* ONE Gas Inc.	5,550	189
		14,844
Total Common Stocks
(Cost $785,643)		1,045,572
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market Liquidity
Fund, 0.130%
(Cost $1,714)	1,714,438	1,714
Total Investments (100.2%)
(Cost $787,357)		1,047,286
Other Assets and Liabilities (-0.2%)
Other Assets		9,236
Liabilities[2]		(11,114)
		(1,878)
Net Assets (100%)		1,045,408

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	790,114
Undistributed Net Investment Income	1,059
Accumulated Net Realized Losses	(5,694)
Unrealized Appreciation (Depreciation)	259,929
Net Assets	1,045,408

Investor Shares—Net Assets
Applicable to 58,185,822 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	689,040
Net Asset Value Per Share—
Investor Shares	$11.84

Institutional Shares—Net Assets
Applicable to 30,076,538 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	356,368
Net Asset Value Per Share—
Institutional Shares	$11.85

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $68,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $74,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

13

FTSE Social Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	8,308
Interest[1]	3
Total Income	8,311
Expenses
The Vanguard Group—Note B
Investment Advisory Services	76
Management and Administrative—Investor Shares	712
Management and Administrative—Institutional Shares	170
Marketing and Distribution—Investor Shares	61
Marketing and Distribution—Institutional Shares	37
Custodian Fees	38
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Institutional Shares	5
Total Expenses	1,104
Net Investment Income	7,207
Realized Net Gain (Loss) on Investment Securities Sold	32,372
Change in Unrealized Appreciation (Depreciation) of Investment Securities	104,313
Net Increase (Decrease) in Net Assets Resulting from Operations	143,892
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

FTSE Social Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,207	11,977
Realized Net Gain (Loss)	32,372	40,848
Change in Unrealized Appreciation (Depreciation)	104,313	104,445
Net Increase (Decrease) in Net Assets Resulting from Operations	143,892	157,270
Distributions
Net Investment Income
Investor Shares	(8,211)	(6,443)
Institutional Shares	(4,672)	(3,902)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(12,883)	(10,345)
Capital Share Transactions
Investor Shares	48,059	78,528
Institutional Shares	36,758	23,215
Net Increase (Decrease) from Capital Share Transactions	84,817	101,743
Total Increase (Decrease)	215,826	248,668
Net Assets
Beginning of Period	829,582	580,914
End of Period[1]	1,045,408	829,582
1 Net Assets—End of Period includes undistributed net investment income of $1,059,000 and $6,735,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.28	$8.30	$7.31	$6.27	$6.20	$7.76
Investment Operations
Net Investment Income	.079	.153	.117	.084	.061	.080
Net Realized and Unrealized Gain (Loss)
on Investments	1.630	1.969	.962	1.016	.077	(1.522)
Total from Investment Operations	1.709	2.122	1.079	1.100	.138	(1.442)
Distributions
Dividends from Net Investment Income	(.149)	(.142)	(.089)	(.060)	(.068)	(.118)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.149)	(.142)	(.089)	(.060)	(.068)	(.118)
Net Asset Value, End of Period	$11.84	$10.28	$8.30	$7.31	$6.27	$6.20

Total Return[1]	16.71%	25.90%	14.94%	17.52%	2.18%	-18.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$689	$553	$379	$344	$306	$304
Ratio of Total Expenses to
Average Net Assets	0.27%	0.28%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.54%	1.63%	1.50%	1.10%	0.91%	1.50%
Portfolio Turnover Rate	26%	29%	45%	11%	35%	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.29	$8.31	$7.32	$6.27	$6.20	$7.77
Investment Operations
Net Investment Income	.086	.163	.128	.095	.070	.087
Net Realized and Unrealized Gain (Loss)
on Investments	1.634	1.971	.960	1.025	.075	(1.528)
Total from Investment Operations	1.720	2.134	1.088	1.120	.145	(1.441)
Distributions
Dividends from Net Investment Income	(.160)	(.154)	(.098)	(.070)	(.075)	(.129)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.160)	(.154)	(.098)	(.070)	(.075)	(.129)
Net Asset Value, End of Period	$11.85	$10.29	$8.31	$7.32	$6.27	$6.20

Total Return	16.81%	26.05%	15.06%	17.84%	2.29%	-18.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$356	$276	$202	$155	$128	$104
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.65%	1.75%	1.63%	1.23%	1.04%	1.63%
Portfolio Turnover Rate	26%	29%	45%	11%	35%	30%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

FTSE Social Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $110,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $29,670,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $8,331,000 to offset future net capital gains through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

19

FTSE Social Index Fund

At February 28, 2014, the cost of investment securities for tax purposes was $787,357,000. Net unrealized appreciation of investment securities for tax purposes was $259,929,000, consisting of unrealized gains of $282,405,000 on securities that had risen in value since their purchase and $22,476,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $283,935,000 of investment securities and sold $203,255,000 of investment securities, other than temporary cash investments. Purchases and sales include $80,456,000 and $80,094,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	192,126	17,092	167,216	17,268
Issued in Lieu of Cash Distributions	7,650	685	5,980	696
Redeemed	(151,717)	(13,376)	(94,668)	(9,890)
Net Increase (Decrease)—Investor Shares	48,059	4,401	78,528	8,074
Institutional Shares
Issued	74,845	6,596	103,413	10,702
Issued in Lieu of Cash Distributions	4,672	418	2,885	336
Redeemed	(42,759)	(3,794)	(83,083)	(8,450)
Net Increase (Decrease)—Institutional Shares	36,758	3,220	23,215	2,588

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended February 28, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	8/31/2013	2/28/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,167.11	$1.45
Institutional Shares	1,000.00	1,168.10	0.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.46	$1.35
Institutional Shares	1,000.00	1,024.00	0.80

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

23

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Social Index: Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q2132 042014

Semiannual Report | February 28, 2014

Vanguard U.S. Sector Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	6
Consumer Staples Index Fund	16
Energy Index Fund	25
Financials Index Fund	34
Health Care Index Fund	45
Industrials Index Fund	56
Information Technology Index Fund	66
Materials Index Fund	77
Telecommunication Services Index Fund	86
Utilities Index Fund	95
About Your Fund’s Expenses	103
Glossary	105

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel.

The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended February 28, 2014

Admiral™ Shares[1] and ETF Shares[2]

Total
Returns
Vanguard Consumer Discretionary
Index Fund	17.18%
Vanguard Consumer Discretionary ETF
Market Price	17.15
Net Asset Value	17.15
MSCI US IMI/Consumer Discretionary 25/50	17.23
Consumer Services Funds Average[3]	16.12

Vanguard Consumer Staples Index Fund	8.59%
Vanguard Consumer Staples ETF
Market Price	8.59
Net Asset Value	8.58
MSCI US IMI/Consumer Staples 25/50	8.66
Consumer Goods Funds Average[3]	11.64

Vanguard Energy Index Fund	9.46%
Vanguard Energy ETF
Market Price	9.45
Net Asset Value	9.45
MSCI US IMI/Energy 25/50	9.51
Natural Resources Funds Average[3]	11.16

Vanguard Financials Index Fund	13.03%
Vanguard Financials ETF
Market Price	13.11
Net Asset Value	13.04
MSCI US IMI/Financials 25/50	13.12
Financial Services Funds Average[3]	13.68

Vanguard Health Care Index Fund	22.75%
Vanguard Health Care ETF
Market Price	22.81
Net Asset Value	22.73
MSCI US IMI/Health Care 25/50	22.80
Health/Biotechnology Funds Average[3]	28.25

Vanguard Industrials Index Fund	20.02%
Vanguard Industrials ETF
Market Price	20.03
Net Asset Value	19.99
MSCI US IMI/Industrials 25/50	20.09
Industrials Funds Average[3]	19.54

Total
Returns
Vanguard Information Technology
Index Fund	19.49%
Vanguard Information Technology ETF
Market Price	19.40
Net Asset Value	19.48
MSCI US IMI/Information Technology 20/50	19.55
Science and Technology Funds Average[3]	22.88

Vanguard Materials Index Fund	18.10%
Vanguard Materials ETF
Market Price	18.08
Net Asset Value	18.10
MSCI US IMI/Materials 25/50	18.18
Basic Materials Funds Average[3]	13.64

Vanguard Telecommunication Services
Index Fund	7.02%
Vanguard Telecommunication Services ETF
Market Price	6.98
Net Asset Value	6.98
MSCI US IMI/Telecommunication
Services 25/50	7.05
Telecommunication Funds Average[3]	14.22

Vanguard Utilities Index Fund	10.84%
Vanguard Utilities ETF
Market Price	10.84
Net Asset Value	10.82
MSCI US IMI/Utilities 25/50	10.92
Utility Funds Funds Average[3]	12.18

MSCI US IMI/2500	15.91%

1 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

2 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

3 Derived from data provided by Lipper, a Thomson Reuters Company.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Note: MSCI US IMI/2500 is the MSCI® US Investable Market 2500 Index.

1

Chairman’s Letter

Dear Shareholder,

Stocks across all ten sectors of the U.S. economy participated in the market’s gains over the six months ended February 28, 2014, albeit to varying degrees. Returns from the ten Vanguard U.S. Sector Index Funds ranged from about 7% to nearly 23%.

Five of the funds outperformed the broad market, while the other five lagged. The Health Care and Industrials Index Funds were the top performers, with returns above 20%. The Energy, Consumer Staples, and Telecommunication Services Index Funds posted the lowest returns, all below 10%. Importantly, all ten funds met their objective of closely tracking their MSCI index benchmarks.

A set of positive factors lifted the U.S. stock market
Favorable corporate earnings, generally positive economic news, improved investor sentiment, and the Federal Reserve’s accommodative bond-buying program—all of these factors helped the broad U.S. stock market post a strong six-month return of about 16%.

International stocks, in aggregate, returned about 12%. Most of the strength came from the developed markets of Europe; those in the Pacific region managed single-digit returns for the period, as did emerging markets. Emerging markets in particular have experienced volatility amid concerns about China’s slowing economy and the potential effect of higher interest rates as the Fed winds down its stimulus.

Bonds staged a rebound after last year’s swoon
Bonds, which had slumped notably in 2013 as investors worried over the future of the Fed’s bond-buying program, delivered solid results for the six months. Even as the Fed began trimming its purchases in January, bonds seemed to regain their appeal for investors.

The broad U.S. taxable bond market returned 2.84% for the half year. The yield of the 10-year Treasury note finished the six months at 2.64%, down a bit from 2.76% at the end of August. (Bond prices and yields move in opposite directions.)

Municipal bonds, which had declined sharply in the fiscal year ended August 31, regained some ground, returning 5.71%. The market was roiled last summer by headlines about Detroit’s bankruptcy and Puerto Rico’s fiscal woes, but as the headlines receded, investors seemed to take a more comprehensive view of state and local finances. Our chief investment

Market Barometer
			Total Returns
		Periods Ended February 28, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.67%	26.34%	23.63%
Russell 2000 Index (Small-caps)	17.75	31.56	26.63
Russell 3000 Index (Broad U.S. market)	15.83	26.74	23.86
FTSE All-World ex US Index (International)	12.20	12.19	17.71

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.84%	0.15%	5.13%
Barclays Municipal Bond Index (Broad tax-exempt market)	5.71	–0.21	5.68
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.39%	1.13%	2.04%

2

officer, Tim Buckley, noted recently that, on the whole, “municipalities out there are actually doing a lot better than they were a few years ago.”

Money market and savings account returns remained capped by the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 4.93%.

Health care and industrial stocks performed best, followed by IT Seven of the ten funds enjoyed double-digit gains amid the stock market’s broad-based climb. Leading the pack were health care stocks, which returned almost 23%. Pharmaceutical giants continue to benefit from diverse business lines, international expansion, and strategic acquisitions. And positive rulings from the Food and Drug Administration have resulted in a more favorable business climate.

Conglomerates led the way in the industrial sector, which returned about 20% overall. Aerospace and defense stocks also did well; technological improvements and cost management have helped some of these companies to offset cuts in government spending. The information technology sector returned nearly as much, with high-profile internet companies boosted by the ongoing migration of consumers—and thus advertisers—from traditional to online outlets. Some of the largest software corporations benefited from industry consolidation, attractive pricing models, and cloud computing offerings.

Materials stocks also outperformed the broad market with an aggregate return close to 18%, as strength among the big chemical businesses easily offset weakness in stocks of firms focused on mining and metals. Within the consumer discretionary sector, broadcasting and entertainment corporations and specialty retailers profited from improvements in the economy and in consumers’ confidence, helping the sector to return about 17%.

Five sectors advanced but trailed the overall market

Financials returned about 13%, a bit less than the overall market. The biggest banks continue to benefit from stronger balance sheets, and consumer finance companies were helped by improved lending conditions. Diversified financial services giants, asset managers, and insurance firms also flourished in the favorable investing climate.

The utilities sector returned close to 11%. Many power companies recently have found themselves in a bind: Having converted production from coal to natural gas to achieve long-term savings, they now confront gyrating natural gas prices that rose more than 30% during the six-month period. Energy-related companies were similarly affected by

Expense Ratios
Your Fund Compared With Its Peer Group

	Admiral	ETF	Peer Group
	Shares	Shares	Average
Consumer Discretionary Index Fund	0.14%	0.14%	1.04%
Consumer Staples Index Fund	0.14	0.14	1.14
Energy Index Fund	0.14	0.14	1.32
Financials Index Fund	0.19	0.19	1.29
Health Care Index Fund	0.14	0.14	1.30
Industrials Index Fund	0.14	0.14	0.99
Information Technology Index Fund	0.14	0.14	1.47
Materials Index Fund	0.14	0.14	0.88
Telecommunication Services Index Fund	0.14	0.14	1.30
Utilities Index Fund	0.14	0.14	1.13

The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the fund’s annualized expense ratios were: for the Consumer Discretionary Index Fund, 0.13% for Admiral Shares and 0.13% for ETF Shares; for the Consumer Staples Index Fund, 0.13% for Admiral Shares and 0.13% for ETF Shares; for the Energy Index Fund, 0.13% for Admiral Shares and 0.13% for ETF Shares; for the Financials Index Fund, 0.13% for Admiral Shares and 0.13% for ETF Shares; for the Health Care Index Fund, 0.13% for Admiral Shares and 0.13% for ETF Shares; for the Industrials Index Fund, 0.13% for Admiral Shares and 0.13% for ETF Shares; for the Information Technology Index Fund, 0.13% for Admiral Shares and 0.13% for ETF Shares; for the Materials Index Fund, 0.13% for Admiral Shares and 0.13% for ETF Shares; for the Telecommunication Services Index Fund, 0.13% for Admiral Shares and 0.13% for ETF Shares; for the Utilities Index Fund, 0.13% for Admiral Shares and 0.13% for ETF Shares.

Peer groups are: for the Consumer Discretionary Index Fund, Consumer Services Funds; for the Consumer Staples Index Fund, Consumer Goods Funds; for the Energy Index Fund, National Resources Funds; for the Financials Index Fund, Financial Services Funds; for the Health Care Index Fund, Health/Biotechnology Funds; for the Industrials Index Fund, Industrials Funds; for the Information Technology Index Fund, Science and Technology Funds; for the Materials Index Fund, Basic Materials Funds; for the Telecommunication Services Index Fund, Telecommunication Funds; for the Utilities Index Fund, Utility Funds. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

A note on expense ratios

This table and the Fund Profiles that
follow this letter display fund expense
ratios from the most recent prospectus.
These figures include the funds’ actual
operating expenses. The figures for the
Financials Index Fund also include
“acquired fund fees and expenses,”
which result from the fund’s holdings in
business development companies
(BDCs).

Although the Securities and Exchange
Commission requires that BDC costs be
included in a fund’s expense ratio, these
fees are not incurred by the fund. They
have no impact on a fund’s total return or
on its tracking error relative to an index.
Footnotes here and on the Fund Profile
page report the fund’s actual expenses
for the period, a more relevant tally of
operating costs incurred by shareholders.

3

both positive and negative forces: The rising natural gas prices helped profit margins, but oil prices simultaneously drifted downward. The net result for the energy sector was a return of about 9.5%.

The consumer staples sector is typically an underperformer during bull markets, as it is home to companies whose growth prospects are usually viewed as less robust than those of more glamorous businesses. The sector performed accordingly, with a return between 8% and 9%. Telecommunications stocks returned about 7%, with the stocks of the largest cellular network providers outpaced by shares of smaller competitors.

Taking only a slice of the market can add risk to your portfolio

Vanguard’s U.S. Sector Index Funds offer a low-cost, transparent way to gain exposure to any of the industry sectors in the U.S. economy. These funds can be useful for filling in a gap in a portfolio or for emphasizing a certain sector to suit a specific investment goal.

But keep in mind that by choosing just a portion of the market, you’re also choosing to take on additional risk. Investors who depart from a market-proportional approach by overweighting a certain segment of the market can expose themselves to more volatility by reducing their portfolio’s diversification.

Diversification is, of course, a powerful strategy for managing risk. Vanguard generally counsels that investors get exposure to stocks across the entire market spectrum, because this approach helps ensure that they stay diversified.

As we say in Vanguard’s Principles for Investing Success: “Leadership among market segments changes constantly and rapidly, so investors must diversify both to mitigate losses and to participate in gains.” (You can read more about our investment principles at vanguard.com/research.)

You can achieve a broad diversification through a total stock market fund, or you can assemble segment-specific funds in a way that mirrors the overall market. Either way, maintaining appropriate diversification is crucial for long-term investors.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 17, 2014

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return.
Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper. (You can read the paper, Costs Matter: Are Fund
Investors Voting With Their Feet?, at vanguard.com/research.) And, as the chart below shows,
Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average:
0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

4

Your Fund’s Performance at a Glance
August 31, 2013, Through February 28, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$48.34	$56.15	$0.479	$0.000
ETF Shares	93.38	108.46	0.913	0.000
Consumer Staples Index Fund
Admiral Shares	$50.28	$53.40	$1.200	$0.000
ETF Shares	101.97	108.30	2.428	0.000
Energy Index Fund
Admiral Shares	$58.18	$62.57	$1.099	$0.000
ETF Shares	116.47	125.26	2.194	0.000
Financials Index Fund
Admiral Shares	$19.95	$22.29	$0.250	$0.000
ETF Shares	39.80	44.47	0.500	0.000
Health Care Index Fund
Admiral Shares	$44.99	$54.60	$0.569	$0.000
ETF Shares	89.94	109.14	1.136	0.000
Industrials Index Fund
Admiral Shares	$43.24	$51.34	$0.542	$0.000
ETF Shares	84.17	99.92	1.060	0.000
Information Technology Index Fund
Admiral Shares	$39.75	$46.99	$0.479	$0.000
ETF Shares	77.63	91.76	0.944	0.000
Materials Index Fund
Admiral Shares	$46.34	$53.71	$0.964	$0.000
ETF Shares	90.94	105.41	1.899	0.000
Telecommunication Services Index Fund
Admiral Shares	$40.02	$41.18	$1.653	$0.000
ETF Shares	78.54	80.81	3.243	0.000
Utilities Index Fund
Admiral Shares	$40.80	$44.34	$0.816	$0.000
ETF Shares	81.32	88.38	1.624	0.000

5

Consumer Discretionary Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
		Admiral	ETF
		Shares	Shares
Ticker Symbol		VCDAX	VCR
Expense Ratio[1]		0.14%	0.14%
30-Day SEC Yield		1.20%	1.20%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Discretionary	US IMI/
	Fund	25/50	2500
Number of Stocks	374	374	2,483
Median Market Cap $34.6B		$34.6B	$42.9B
Price/Earnings Ratio	23.0x	23.2x	19.7x
Price/Book Ratio	4.2x	4.2x	2.6x
Return on Equity	18.8%	18.5%	17.0%
Earnings Growth Rate 13.3%		13.3%	12.0%
Dividend Yield	1.3%	1.3%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer
	Discretionary		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.93
Beta		1.00	1.06

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Advertising	1.2%
Apparel Retail	4.8
Apparel, Accessories & Luxury Goods	4.4
Auto Parts & Equipment	4.4
Automobile Manufacturers	4.6
Automotive Retail	2.6
Broadcasting	3.0
Cable & Satellite	10.6
Casinos & Gaming	2.9
Department Stores	1.8
Footwear	2.4
General Merchandise Stores	2.8
Home Improvement Retail	6.3
Homebuilding	1.7
Homefurnishing Retail	1.0
Hotels, Resorts & Cruise Lines	2.8
Internet Retail	10.1
Leisure Products	1.3
Movies & Entertainment	11.4
Publishing	1.0
Restaurants	9.4
Specialty Stores	2.9
Other Consumer Discretionary	6.6

Ten Largest Holdings (% of total net assets)

Walt Disney Co.	Movies & Entertainment	4.9%
Comcast Corp.	Cable & Satellite	4.9
Amazon.com Inc.	Internet Retail	4.9
Home Depot Inc.	Home Improvement Retail	4.2
McDonald’s Corp.	Restaurants	3.5
priceline.com Inc.	Internet Retail	2.5
Twenty-First	Movies &
Century Fox Inc.	Entertainment	2.4
Time Warner Inc.	Movies & Entertainment	2.2
Ford Motor Co.	Automobile Manufacturers	2.1
NIKE Inc.	Footwear	2.0
Top Ten		33.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.13% for Admiral Shares and 0.13% for ETF Shares.

6

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2014

Consumer Discretionary Index Fund ETF Shares Net Asset Value
Spliced US IMI/Consumer Discretionary 25/50
For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		43.68%	28.85%	9.26%
Net Asset Value		43.57	28.86	9.26
Admiral Shares	7/14/2005	43.58	28.85	9.69

See Financial Highlights for dividend and capital gains information.

7

Consumer Discretionary Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)
Auto Components (4.7%)
	Johnson Controls Inc.	386,013	19,069
	Delphi Automotive plc	164,629	10,959
	BorgWarner Inc.	128,245	7,881
*	TRW Automotive Holdings
	Corp.	64,949	5,346
	Autoliv Inc.	53,864	5,189
	Goodyear Tire & Rubber Co. 139,100		3,738
	Lear Corp.	43,135	3,502
	Gentex Corp.	81,545	2,558
*	Tenneco Inc.	34,407	2,073
*	Visteon Corp.	24,653	2,057
	Allison Transmission
	Holdings Inc.	61,008	1,817
	Dana Holding Corp.	81,847	1,774
*	Dorman Products Inc.	16,146	930
	Cooper Tire & Rubber Co.	34,454	859
*	American Axle &
	Manufacturing Holdings
	Inc.	38,231	739
	Drew Industries Inc.	12,170	599
*	Gentherm Inc.	19,799	560
	Standard Motor Products
	Inc.	12,124	426
*	Federal-Mogul Corp.	21,434	404
*	Modine Manufacturing Co.	25,601	379
*	Tower International Inc.	10,383	267
	Superior Industries
	International Inc.	12,654	231
*	Stoneridge Inc.	14,605	161
*	Fuel Systems Solutions Inc.	7,913	102
			71,620
Automobiles (5.1%)
	Ford Motor Co.	2,073,085	31,905
*	General Motors Co.	686,953	24,868
*	Tesla Motors Inc.	48,347	11,836
	Harley-Davidson Inc.	124,486	8,224
	Thor Industries Inc.	25,199	1,411
*	Winnebago Industries Inc.	15,423	411
			78,655
Distributors (0.9%)
	Genuine Parts Co.	86,723	7,639
*	LKQ Corp.	168,427	4,697
	Pool Corp.	26,010	1,521
	Core-Mark Holding Co. Inc.	6,290	492
	Weyco Group Inc.	3,450	91
			14,440
Diversified Consumer Services (1.4%)
	H&R Block Inc.	153,460	4,855
	Service Corp. International	119,090	2,226
	Graham Holdings Co.
	Class B	2,642	1,899
*	Apollo Education Group Inc.	56,765	1,892
	Sotheby’s	38,315	1,801
	DeVry Education Group Inc.	32,073	1,347
*	Grand Canyon Education Inc.	24,020	1,139

			Market
			Value•
		Shares	($000)
	Hillenbrand Inc.	35,366	1,057
	Matthews International
	Corp. Class A	15,581	639
*	LifeLock Inc.	25,454	507
*	Bright Horizons Family
	Solutions Inc.	12,681	500
*	Ascent Capital Group Inc.
	Class A	6,620	486
	Regis Corp.	32,756	461
	Capella Education Co.	6,606	439
*	K12 Inc.	16,264	368
*	American Public Education
	Inc.	9,789	347
	Weight Watchers
	International Inc.	15,592	331
*	Steiner Leisure Ltd.	7,249	321
*	Strayer Education Inc.	6,125	293
*	ITT Educational Services
	Inc.	9,410	292
*	Career Education Corp.	33,938	251
*	Bridgepoint Education Inc.	8,614	166
	Universal Technical
	Institute Inc.	11,817	160
			21,777
Hotels, Restaurants & Leisure (15.5%)
	McDonald’s Corp.	560,672	53,348
	Starbucks Corp.	424,585	30,128
	Las Vegas Sands Corp.	230,802	19,676
	Yum! Brands Inc.	250,971	18,592
	Wynn Resorts Ltd.	45,588	11,055
*	Chipotle Mexican Grill Inc.
	Class A	17,437	9,856
	Starwood Hotels & Resorts
	Worldwide Inc.	107,870	8,895
	Carnival Corp.	216,813	8,599
	Marriott International Inc.
	Class A	134,951	7,318
*	MGM Resorts International	220,900	6,086
	Wyndham Worldwide Corp.	73,362	5,347
	Royal Caribbean Cruises
	Ltd.	86,767	4,593
	Darden Restaurants Inc.	73,574	3,757
	Dunkin’ Brands Group Inc.	60,139	3,107
*	Panera Bread Co. Class A	15,048	2,728
	Domino’s Pizza Inc.	31,044	2,454
	International Game
	Technology	140,234	2,116
	Brinker International Inc.	37,779	2,078
	SeaWorld Entertainment
	Inc.	52,132	1,780
	Six Flags Entertainment
	Corp.	39,765	1,622
*	Norwegian Cruise Line
	Holdings Ltd.	46,035	1,578
*	Buffalo Wild Wings Inc.	10,475	1,519
*	Bally Technologies Inc.	21,903	1,484
*	Hilton Worldwide Holdings
	Inc.	66,251	1,481

			Market
			Value•
		Shares	($000)
	Wendy’s Co.	152,500	1,461
	Vail Resorts Inc.	20,030	1,408
	Cheesecake Factory Inc.	27,994	1,330
*	Jack in the Box Inc.	22,852	1,313
*	Hyatt Hotels Corp. Class A	24,567	1,281
	Cracker Barrel Old Country
	Store Inc.	11,475	1,141
*	Life Time Fitness Inc.	22,880	1,080
	Burger King Worldwide Inc.	39,891	1,060
	Texas Roadhouse Inc.
	Class A	35,720	945
	Papa John’s International
	Inc.	18,136	923
	Choice Hotels International
	Inc.	18,287	893
*	Pinnacle Entertainment Inc.	33,627	817
*	Orient-Express Hotels Ltd.
	Class A	52,783	813
	Bob Evans Farms Inc.	15,692	812
	DineEquity Inc.	9,077	760
	ARAMARK Holdings Corp.	25,774	726
*	Bloomin’ Brands Inc.	28,010	704
	Churchill Downs Inc.	7,552	702
*	Caesars Entertainment Corp.	26,563	690
*	Fiesta Restaurant Group Inc.	13,249	665
*	Marriott Vacations
	Worldwide Corp.	12,180	639
*	Krispy Kreme Doughnuts
	Inc.	33,284	633
*	Sonic Corp.	30,135	614
*	Red Robin Gourmet
	Burgers Inc.	7,695	600
*	Popeyes Louisiana Kitchen
	Inc.	13,586	544
	Interval Leisure Group Inc.	19,859	540
*	Multimedia Games Holding
	Co. Inc.	16,182	534
*	Boyd Gaming Corp.	43,622	507
	International Speedway
	Corp. Class A	14,956	504
*	Penn National Gaming Inc.	37,683	484
*	Extended Stay America Inc.	15,680	399
*	BJ’s Restaurants Inc.	13,831	383
*	Scientific Games Corp.
	Class A	27,067	363
*	Denny’s Corp.	49,883	339
*	Noodles & Co. Class A	8,454	337
*	Biglari Holdings Inc.	746	335
*	Del Frisco’s Restaurant
	Group Inc.	12,854	335
*	Chuy’s Holdings Inc.	7,955	317
	Ruth’s Hospitality Group Inc.	19,581	242
*	Ruby Tuesday Inc.	30,276	186
*	Bravo Brio Restaurant
	Group Inc.	9,918	154
	Marcus Corp.	10,627	150
	Speedway Motorsports Inc.	7,207	143
*	Isle of Capri Casinos Inc.	11,870	107

8

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Einstein Noah Restaurant
	Group Inc.	5,768	86
*	Ignite Restaurant Group Inc.	5,123	63
			238,259
Household Durables (4.2%)
	Whirlpool Corp.	44,368	6,417
	Newell Rubbermaid Inc.	160,963	5,169
*	Mohawk Industries Inc.	34,672	4,907
*	Jarden Corp.	68,848	4,232
	PulteGroup Inc.	195,301	4,099
	Lennar Corp. Class A	91,942	4,035
	DR Horton Inc.	163,785	4,023
	Harman International
	Industries Inc.	38,014	3,981
*	Toll Brothers Inc.	94,053	3,669
	Garmin Ltd.	66,002	3,542
*	NVR Inc.	2,433	2,900
	Leggett & Platt Inc.	79,264	2,541
	Tupperware Brands Corp.	28,844	2,267
*	Tempur Sealy International
	Inc.	33,961	1,762
	Ryland Group Inc.	26,084	1,215
*	Helen of Troy Ltd.	17,244	1,126
*	Meritage Homes Corp.	20,640	995
	KB Home	47,801	975
*	Standard Pacific Corp.	86,227	786
	La-Z-Boy Inc.	29,496	753
	MDC Holdings Inc.	22,225	693
*	iRobot Corp.	14,907	625
*	Taylor Morrison Home
	Corp. Class A	18,360	461
*	Hovnanian Enterprises Inc.
	Class A	63,000	382
	Ethan Allen Interiors Inc.	14,814	372
*	M/I Homes Inc.	14,296	356
*	Cavco Industries Inc.	4,524	355
*	Universal Electronics Inc.	8,193	342
*	Beazer Homes USA Inc.	13,600	315
*	Libbey Inc.	11,943	278
*	William Lyon Homes
	Class A	7,720	239
*	TRI Pointe Homes Inc.	9,712	177
	NACCO Industries Inc.
	Class A	2,649	155
	CSS Industries Inc.	4,621	125
			64,269
Internet & Catalog Retail (10.2%)
*	Amazon.com Inc.	206,297	74,700
*	priceline.com Inc.	28,976	39,084
*	Netflix Inc.	30,045	13,389
*	Liberty Interactive Corp.
	Class A	270,078	7,886
*	TripAdvisor Inc.	65,442	6,560
	Expedia Inc.	59,526	4,675
*	Liberty Ventures Class A	19,745	2,814
*	Groupon Inc. Class A	240,721	2,000
*	HomeAway Inc.	33,329	1,529
	HSN Inc.	20,754	1,190
*	Shutterfly Inc.	21,100	1,151
*	FTD Cos. Inc.	9,394	292
*	Blue Nile Inc.	7,339	258
	Nutrisystem Inc.	16,130	238
*	Overstock.com Inc.	9,677	190
*	Orbitz Worldwide Inc.	16,179	156
	PetMed Express Inc.	10,911	151
*	Vitacost.com Inc.	12,176	91
			156,354
Leisure Equipment & Products (1.3%)
	Mattel Inc.	190,617	7,112
	Polaris Industries Inc.	37,123	4,976
	Hasbro Inc.	65,391	3,607

			Market
			Value•
		Shares	($000)
	Brunswick Corp.	50,799	2,275
	Sturm Ruger & Co. Inc.	10,817	689
*	Smith & Wesson Holding
	Corp.	35,029	403
	Arctic Cat Inc.	7,728	362
	Callaway Golf Co.	38,473	324
*	LeapFrog Enterprises Inc.	35,144	256
*	Black Diamond Inc.	12,474	132
			20,136
Media (27.1%)
	Walt Disney Co.	940,551	76,006
	Comcast Corp. Class A	1,168,063	60,377
	Time Warner Inc.	509,726	34,218
	Twenty-First Century Fox
	Inc. Class A	901,056	30,221
	Time Warner Cable Inc.	158,746	22,280
*	DIRECTV	281,218	21,823
	CBS Corp. Class B	315,923	21,192
	Viacom Inc. Class B	222,494	19,519
	Comcast Corp.	300,140	14,976
	Omnicom Group Inc.	144,995	10,973
*	Liberty Global plc Class A	118,817	10,284
*	Liberty Global plc	92,016	7,790
*	Liberty Media Corp.
	Class A	55,850	7,660
*	DISH Network Corp.
	Class A	123,616	7,274
*	Discovery Communications
	Inc. Class A	82,378	6,864
*	Sirius XM Holdings Inc.	1,728,338	6,239
	Twenty-First Century Fox
	Inc.	181,998	5,920
*	Charter Communications
	Inc. Class A	35,247	4,468
*	News Corp. Class A	228,964	4,197
	Interpublic Group of Cos.
	Inc.	235,758	4,178
	Scripps Networks
	Interactive Inc. Class A	47,103	3,827
	Gannett Co. Inc.	128,090	3,811
*	Discovery Communications
	Inc.	47,579	3,670
*	AMC Networks Inc.
	Class A	32,404	2,463
*	Lamar Advertising Co.
	Class A	44,956	2,410
*	Madison Square Garden
	Co. Class A	33,746	1,924
	Cablevision Systems Corp.
	Class A	108,471	1,909
*	Live Nation Entertainment
	Inc.	78,592	1,783
	Cinemark Holdings Inc.	58,222	1,713
*	Starz	49,359	1,579
	John Wiley & Sons Inc.
	Class A	26,023	1,510
	Lions Gate Entertainment
	Corp.	46,174	1,420
	Sinclair Broadcast Group
	Inc. Class A	41,797	1,238
	New York Times Co.
	Class A	75,333	1,237
*	DreamWorks Animation
	SKG Inc. Class A	38,629	1,155
	Morningstar Inc.	12,978	1,086
	Meredith Corp.	20,300	950
	Regal Entertainment
	Group Class A	47,761	879
*	News Corp. Class B	45,852	820
	Nexstar Broadcasting
	Group Inc. Class A	17,112	730

			Market
			Value•
		Shares	($000)
	Scholastic Corp.	14,928	527
	National CineMedia Inc.	33,950	521
*	Loral Space &
	Communications Inc.	6,433	508
*	Cumulus Media Inc. Class A	61,300	402
	World Wrestling
	Entertainment Inc. Class A	16,527	379
*	Carmike Cinemas Inc.	12,494	372
*	EW Scripps Co. Class A	17,610	346
	Harte-Hanks Inc.	25,701	205
	Clear Channel Outdoor
	Holdings Inc. Class A	20,058	202
*	New Media Investment
	Group Inc.	13,913	200
*	McClatchy Co. Class A	31,497	167
*	Journal Communications Inc.
	Class A	18,238	167
*	Sizmek Inc.	12,529	155
*	Entercom Communications
	Corp. Class A	10,909	108
*	ReachLocal Inc.	4,641	49
			416,881
Multiline Retail (4.6%)
	Target Corp.	338,343	21,160
	Macy’s Inc.	207,530	12,008
*	Dollar General Corp.	173,167	10,373
	Kohl’s Corp.	116,157	6,527
*	Dollar Tree Inc.	117,276	6,423
	Nordstrom Inc.	87,063	5,353
	Family Dollar Stores Inc.	58,414	3,826
	Dillard’s Inc. Class A	14,551	1,347
*,^	JC Penney Co. Inc.	170,137	1,238
*	Big Lots Inc.	32,444	959
*,^	Sears Holdings Corp.	20,846	933
	Fred’s Inc. Class A	20,402	406
*	Tuesday Morning Corp.	21,667	339
			70,892
Specialty Retail (18.0%)
	Home Depot Inc.	793,368	65,080
	Lowe’s Cos. Inc.	591,532	29,594
	TJX Cos. Inc.	403,003	24,769
*	AutoZone Inc.	19,169	10,321
*	O’Reilly Automotive Inc.	60,443	9,118
	Ross Stores Inc.	122,455	8,915
*	Bed Bath & Beyond Inc.	120,958	8,203
	L Brands Inc.	138,907	7,825
	Tiffany & Co.	72,208	6,733
	Gap Inc.	139,310	6,095
*	CarMax Inc.	125,456	6,076
	Tractor Supply Co.	78,346	5,528
	Advance Auto Parts Inc.	40,912	5,211
	Staples Inc.	370,066	5,029
	Signet Jewelers Ltd.	45,346	4,333
	Best Buy Co. Inc.	153,924	4,099
	PetSmart Inc.	55,428	3,717
	Foot Locker Inc.	83,640	3,489
*	Ulta Salon Cosmetics &
	Fragrance Inc.	34,115	3,060
	Dick’s Sporting Goods Inc.	56,367	3,025
	Williams-Sonoma Inc.	48,798	2,842
*	Sally Beauty Holdings Inc.	92,251	2,648
*	Urban Outfitters Inc.	66,417	2,487
	GNC Holdings Inc. Class A	53,243	2,477
	GameStop Corp. Class A	65,510	2,444
*	Cabela’s Inc.	27,758	1,841
	Abercrombie & Fitch Co.	42,642	1,690
*	Lumber Liquidators
	Holdings Inc.	15,566	1,670
	DSW Inc. Class A	42,124	1,621
	Chico’s FAS Inc.	89,553	1,480

9

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	American Eagle Outfitters
	Inc.	98,167	1,426
*	Ascena Retail Group Inc.	75,643	1,383
	CST Brands Inc.	42,509	1,383
*	Office Depot Inc.	279,451	1,378
	Men’s Wearhouse Inc.	25,577	1,376
	Aaron’s Inc.	39,970	1,228
*	Outerwall Inc.	15,769	1,115
	Penske Automotive Group
	Inc.	25,514	1,104
*	Restoration Hardware
	Holdings Inc.	16,303	1,104
	Guess? Inc.	35,579	1,079
*	AutoNation Inc.	20,299	1,069
*	Murphy USA Inc.	25,272	1,025
	Pier 1 Imports Inc.	52,599	995
	Monro Muffler Brake Inc.	16,583	989
*	Genesco Inc.	13,316	989
*	Five Below Inc.	25,575	986
*	Jos A Bank Clothiers Inc.	15,620	970
*	ANN Inc.	25,582	912
	Group 1 Automotive Inc.	12,897	861
*	Express Inc.	45,698	836
*	Hibbett Sports Inc.	14,510	832
	Lithia Motors Inc. Class A	12,955	822
*	Asbury Automotive Group
	Inc.	15,584	792
*	Vitamin Shoppe Inc.	16,422	768
	Finish Line Inc. Class A	28,156	761
	Rent-A-Center Inc.	29,752	748
	Buckle Inc.	16,251	737
*	Children’s Place Retail
	Stores Inc.	12,751	691
*	Select Comfort Corp.	32,032	578
	Brown Shoe Co. Inc.	22,662	557
	Sonic Automotive Inc.
	Class A	21,314	506
*	Conn’s Inc.	13,996	501
*	Francesca’s Holdings Corp.	24,328	476
	Cato Corp. Class A	15,894	446
*	Barnes & Noble Inc.	19,618	376
	Stage Stores Inc.	18,216	361
*	Pep Boys-Manny Moe &
	Jack	27,342	344
*	Mattress Firm Holding Corp.	7,632	333
	Haverty Furniture Cos. Inc.	11,395	332
*	Aeropostale Inc.	43,072	316
*	Zumiez Inc.	12,561	298
*,^	Tile Shop Holdings Inc.	15,456	238
	Stein Mart Inc.	16,961	230
	Shoe Carnival Inc.	8,631	223
	Destination Maternity Corp.	6,977	197
*	America’s Car-Mart Inc.	4,442	161
*	Kirkland’s Inc.	8,370	148
*,^	RadioShack Corp.	52,098	140
	Big 5 Sporting Goods Corp.	8,022	122
	bebe stores inc	19,393	118
*	Sears Hometown and
	Outlet Stores Inc.	5,037	117

			Market
			Value•
		Shares	($000)
*	West Marine Inc.	9,204	115
	Winmark Corp.	1,226	97
*	New York & Co. Inc.	19,978	88
*	Wet Seal Inc. Class A	45,133	86
*	hhgregg Inc.	8,015	85
*	Systemax Inc.	6,723	79
*	Tilly’s Inc. Class A	5,598	67
			277,514
Textiles, Apparel & Luxury Goods (6.8%)
	NIKE Inc. Class B	400,978	31,397
	VF Corp.	198,492	11,630
*	Michael Kors Holdings Ltd.	109,179	10,703
	Coach Inc.	157,883	7,706
	PVH Corp.	46,025	5,819
	Ralph Lauren Corp. Class A	34,067	5,488
*	Under Armour Inc. Class A	45,871	5,190
	Hanesbrands Inc.	55,758	4,086
*	Fossil Group Inc.	27,990	3,216
*	Lululemon Athletica Inc.	57,124	2,874
*	Kate Spade & Co.	68,905	2,358
	Carter’s Inc.	27,616	2,080
	Wolverine World Wide Inc.	55,761	1,470
*	Deckers Outdoor Corp.	19,499	1,450
*	Steven Madden Ltd.	34,739	1,266
*	Iconix Brand Group Inc.	29,000	1,167
*	Crocs Inc.	49,786	758
*	Skechers U.S.A. Inc.
	Class A	22,334	753
*	G-III Apparel Group Ltd.	9,758	678
	Oxford Industries Inc.	8,130	636
	Jones Group Inc.	42,577	636
	Columbia Sportswear Co.	7,655	636
*	Tumi Holdings Inc.	25,457	564
*	Quiksilver Inc.	72,097	563
	Movado Group Inc.	10,786	425
*	Vera Bradley Inc.	12,040	319
*	Unifi Inc.	8,125	201
*	Perry Ellis International Inc.	6,538	91
			104,160
Total Common Stocks
(Cost $1,176,327)			1,534,957
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.130%
	(Cost $979)	979,301	979
Total Investments (99.9%)
(Cost $1,177,306)			1,535,936
Other Assets and Liabilities (0.1%)
Other Assets			13,066
Liabilities[2]			(11,895)
			1,171
Net Assets (100%)			1,537,107

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,190,046
Undistributed Net Investment Income	2,191
Accumulated Net Realized Losses	(13,760)
Unrealized Appreciation (Depreciation)	358,630
Net Assets	1,537,107

Admiral Shares—Net Assets
Applicable to 1,666,564 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	93,571
Net Asset Value Per Share—
Admiral Shares	$56.15

ETF Shares—Net Assets
Applicable to 13,308,897 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,443,536
Net Asset Value Per Share—
ETF Shares	$108.46

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $946,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $979,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Consumer Discretionary Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	9,399
Interest[1]	1
Securities Lending	46
Total Income	9,446
Expenses
The Vanguard Group—Note B
Investment Advisory Services	97
Management and Administrative—
Admiral Shares	42
Management and Administrative—
ETF Shares	528
Marketing and Distribution—
Admiral Shares	6
Marketing and Distribution—
ETF Shares	139
Custodian Fees	9
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	41
Total Expenses	862
Net Investment Income	8,584
Realized Net Gain (Loss) on
Investment Securities Sold	49,150
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	136,736
Net Increase (Decrease) in Net Assets
Resulting from Operations	194,470

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,584	10,937
Realized Net Gain (Loss)	49,150	16,353
Change in Unrealized Appreciation (Depreciation)	136,736	162,618
Net Increase (Decrease) in Net Assets Resulting from Operations	194,470	189,908
Distributions
Net Investment Income
Admiral Shares	(822)	(348)
ETF Shares	(11,421)	(8,873)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(12,243)	(9,221)
Capital Share Transactions
Admiral Shares	19,910	35,667
ETF Shares	254,011	315,133
Net Increase (Decrease) from Capital Share Transactions	273,921	350,800
Total Increase (Decrease)	456,148	531,487
Net Assets
Beginning of Period	1,080,959	549,472
End of Period[2]	1,537,107	1,080,959

1 Interest income from an affiliated company of the fund was $1,000.

2 Net Assets—End of Period includes undistributed net investment income of $2,191,000 and $5,850,000.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Consumer Discretionary Index Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$48.34	$37.62	$31.22	$24.76	$21.43	$25.03
Investment Operations
Net Investment Income	. 294	. 579.483		.363	. 307.398
Net Realized and Unrealized Gain (Loss)
on Investments	7.995	10.741	6.356	6.414	3.251	(3.603)
Total from Investment Operations	8.289	11.320	6.839	6.777	3.558	(3.205)
Distributions
Dividends from Net Investment Income	(.479)	(. 600)	(. 439)	(.317)	(. 228)	(. 395)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.479)	(. 600)	(. 439)	(.317)	(. 228)	(. 395)
Net Asset Value, End of Period	$56.15	$48.34	$37.62	$31.22	$24.76	$21.43

Total Return[1]	17.18%	30.45%	22.17%	27.36%	16.62%	–12.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$94	$63	$19	$11	$5.3	$1.3
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.44%	1.48%	1.25%	1.28%	1.58%
Portfolio Turnover Rate[2]	8%	6%	6%	7%	7%	5%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$93.38	$72.65	$60.29	$47.80	$41.37	$48.38
Investment Operations
Net Investment Income	.563	1.111	.936	.698	. 581.764
Net Realized and Unrealized Gain (Loss)
on Investments	15.430	20.771	12.277	12.392	6.286	(6.988)
Total from Investment Operations	15.993	21.882	13.213	13.090	6.867	(6.224)
Distributions
Dividends from Net Investment Income	(.913)	(1.152)	(. 853)	(. 600)	(. 437)	(.786)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(.913)	(1.152)	(. 853)	(. 600)	(. 437)	(.786)
Net Asset Value, End of Period	$108.46	$93.38	$72.65	$60.29	$47.80	$41.37

Total Return	17.15%	30.47%	22.18%	27.37%	16.62%	–12.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,444	$1,018	$531	$332	$234	$141
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.44%	1.48%	1.25%	1.28%	1.61%
Portfolio Turnover Rate[1]	8%	6%	6%	7%	7%	5%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $166,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

14

Consumer Discretionary Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $47,980,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $14,928,000 to offset future net capital gains of $78,000 through August 31, 2015, $1,527,000 through August 31, 2016, $4,557,000 through August 31, 2017, $7,273,000 through August 31, 2018, and $1,493,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $1,177,306,000. Net unrealized appreciation of investment securities for tax purposes was $358,630,000, consisting of unrealized gains of $375,898,000 on securities that had risen in value since their purchase and $17,268,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $411,395,000 of investment securities and sold $142,663,000 of investment securities, other than temporary cash investments. Purchases and sales include $334,997,000 and $92,146,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	43,953	820	51,053	1,148
Issued in Lieu of Cash Distributions	772	14	298	8
Redeemed	(24,815)	(466)	(15,684)	(361)
Net Increase (Decrease) —Admiral Shares	19,910	368	35,667	795
ETF Shares
Issued	346,233	3,305	354,303	4,101
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(92,222)	(900)	(39,170)	(500)
Net Increase (Decrease)—ETF Shares	254,011	2,405	315,133	3,601

At February 28, 2014, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

15

Consumer Staples Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol	VCSAX		VDC
Expense Ratio[1]		0.14%	0.14%
30-Day SEC Yield		2.55%	2.55%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	109	109	2,483
Median Market Cap	$64.4B	$64.4B	$42.9B
Price/Earnings Ratio	19.4x	19.4x	19.7x
Price/Book Ratio	4.2x	4.2x	2.6x
Return on Equity	20.9%	20.9%	17.0%
Earnings Growth Rate	8.8%	8.8%	12.0%
Dividend Yield	2.6%	2.6%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
MSCI US
IMI/Consumer		MSCI US
Staples 25/50		IMI/2500
R-Squared	1.00	0.48
Beta	1.00	0.53
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Agricultural Products		2.9%
Distillers & Vintners		2.1
Drug Retail		8.5
Food Distributors		1.8
Food Retail		3.7
Household Products		19.9
Hypermarkets & Super Centers		9.7
Packaged Foods & Meats		17.3
Personal Products		2.5
Soft Drinks		17.2
Tobacco		13.7
Other Consumer Staples		0.7

Ten Largest Holdings (% of total net assets)

Procter & Gamble Co.	Household
	Products	12.0%
Coca-Cola Co.	Soft Drinks	8.3
Philip Morris
International Inc.	Tobacco	7.1
PepsiCo Inc.	Soft Drinks	6.7
Wal-Mart Stores Inc.	Hypermarkets
	& Super Centers	6.6
CVS Caremark Corp.	Drug Retail	4.6
Altria Group Inc.	Tobacco	4.2
Walgreen Co.	Drug Retail	3.6
Colgate-Palmolive Co.	Household Products	3.4
Mondelez	Packaged Foods
International Inc.	& Meats	3.3
Top Ten		59.8%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.13% for Admiral Shares and 0.13% for ETF Shares.

16

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		28.00%	16.65%	10.39%
Net Asset Value		27.99	16.67	10.39
Admiral Shares	1/30/2004	27.98	16.68	10.43

See Financial Highlights for dividend and capital gains information.

17

Consumer Staples Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Beverages (20.0%)
	Coca-Cola Co.	3,949,993	150,890
	PepsiCo Inc.	1,506,908	120,658
*	Constellation Brands Inc.
	Class A	178,345	14,451
	Coca-Cola Enterprises Inc.	294,891	13,884
	Beam Inc.	155,777	12,923
	Dr Pepper Snapple Group
	Inc.	229,882	11,979
*	Monster Beverage Corp.	161,790	11,973
	Brown-Forman Corp.
	Class B	135,976	11,395
	Molson Coors Brewing Co.
	Class B	167,992	9,547
*	Boston Beer Co. Inc.
	Class A	13,005	3,079
*	National Beverage Corp.	54,986	1,157
	Coca-Cola Bottling Co.
	Consolidated	14,535	1,099
			363,035
Food & Staples Retailing (23.8%)
	Wal-Mart Stores Inc.	1,602,464	119,704
	CVS Caremark Corp.	1,136,450	83,120
	Walgreen Co.	954,144	64,834
	Costco Wholesale Corp.	462,020	53,964
	Sysco Corp.	619,291	22,307
	Kroger Co.	525,939	22,058
	Whole Foods Market Inc.	373,657	20,196
	Safeway Inc.	273,172	10,230
*	Rite Aid Corp.	1,000,560	6,594
*	United Natural Foods Inc.	61,289	4,436
	Casey’s General Stores
	Inc.	50,170	3,436
	PriceSmart Inc.	28,250	2,874
	Andersons Inc.	45,697	2,506
	Spartan Stores Inc.	109,816	2,481
*	SUPERVALU Inc.	328,189	2,123
*	Susser Holdings Corp.	30,353	1,839
*	Fresh Market Inc.	52,545	1,760
*	Chefs’ Warehouse Inc.	72,929	1,696
	Weis Markets Inc.	27,177	1,371
*	Pantry Inc.	68,430	1,032
	Ingles Markets Inc.
	Class A	39,638	931
	Village Super Market Inc.
	Class A	23,950	656
*	Natural Grocers by Vitamin
	Cottage Inc.	9,170	373
	Roundy’s Inc.	37,307	229
*	Fairway Group Holdings
	Corp.	15,725	123
			430,873

			Market
			Value•
		Shares	($000)
Food Products (20.2%)
	Mondelez International
	Inc. Class A	1,762,160	59,966
	Kraft Foods Group Inc.	630,339	34,839
	General Mills Inc.	677,101	33,875
	Archer-Daniels-Midland Co.	696,552	28,280
	Hershey Co.	167,759	17,752
	Mead Johnson Nutrition Co.	216,774	17,678
	Kellogg Co.	267,620	16,242
	Green Mountain Coffee
	Roasters Inc.	142,373	15,630
	Tyson Foods Inc. Class A	326,262	12,871
	ConAgra Foods Inc.	445,624	12,656
	Bunge Ltd.	158,930	12,652
	JM Smucker Co.	120,293	12,030
	Campbell Soup Co.	215,248	9,322
	McCormick & Co. Inc.	132,968	8,829
	Hormel Foods Corp.	166,110	7,882
*	WhiteWave Foods Co.
	Class A	212,330	6,009
	Ingredion Inc.	88,572	5,832
	Hillshire Brands Co.	145,287	5,456
	Flowers Foods Inc.	222,634	4,580
*	Hain Celestial Group Inc.	50,403	4,501
*	Darling International Inc.	209,312	4,224
*	TreeHouse Foods Inc.	47,385	3,377
*	Post Holdings Inc.	50,148	2,864
	Lancaster Colony Corp.	28,083	2,533
	Sanderson Farms Inc.	31,865	2,448
	B&G Foods Inc.	75,666	2,267
	J&J Snack Foods Corp.	23,956	2,225
*	Pilgrim’s Pride Corp.	121,385	2,128
	Snyder’s-Lance Inc.	74,279	2,012
	Fresh Del Monte Produce
	Inc.	65,669	1,738
*	Boulder Brands Inc.	113,662	1,709
	Dean Foods Co.	112,847	1,669
	Pinnacle Foods Inc.	55,493	1,572
*	Diamond Foods Inc.	53,663	1,541
	Cal-Maine Foods Inc.	28,984	1,524
*	Chiquita Brands
	International Inc.	112,052	1,226
	Tootsie Roll Industries Inc.	41,588	1,210
	Calavo Growers Inc.	34,096	1,062
*	Seneca Foods Corp.
	Class A	25,904	784
*	Annie’s Inc.	17,544	658
	Limoneira Co.	10,548	222
			365,875
Household Products (19.9%)
	Procter & Gamble Co.	2,761,559	217,224
	Colgate-Palmolive Co.	989,582	62,175
	Kimberly-Clark Corp.	407,989	45,022
	Clorox Co.	136,034	11,873
	Church & Dwight Co. Inc.	154,085	10,475

			Market
			Value•
		Shares	($000)
	Energizer Holdings Inc.	70,995	6,911
	Spectrum Brands Holdings
	Inc.	35,324	2,756
	WD-40 Co.	26,843	1,957
*	Central Garden and Pet Co.
	Class A	95,961	706
*	Central Garden and Pet Co.	68,686	520
*	Harbinger Group Inc.	36,351	412
			360,031
Personal Products (2.5%)
	Estee Lauder Cos. Inc.
	Class A	252,374	17,373
	Avon Products Inc.	479,869	7,424
	Herbalife Ltd.	104,497	6,960
	Nu Skin Enterprises Inc.
	Class A	64,919	5,422
	Inter Parfums Inc.	42,810	1,439
*	USANA Health Sciences Inc.	17,729	1,297
*	Elizabeth Arden Inc.	40,956	1,252
	Coty Inc. Class A	72,691	1,079
*	Medifast Inc.	40,366	1,063
*	Revlon Inc. Class A	40,582	958
	Nature’s Sunshine
	Products Inc.	50,842	768
*,^	Star Scientific Inc.	283,741	253
*	Lifevantage Corp.	96,358	128
			45,416
Tobacco (13.7%)
	Philip Morris International
	Inc.	1,584,563	128,207
	Altria Group Inc.	2,115,220	76,698
	Lorillard Inc.	414,527	20,337
	Reynolds American Inc.	360,863	18,343
	Universal Corp.	35,501	2,046
	Vector Group Ltd.	94,898	1,853
*	Alliance One International
	Inc.	245,664	661
			248,145
Total Common Stocks
(Cost $1,429,789)			1,813,375
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.130%
	(Cost $152)	152,002	152
Total Investments (100.1%)
(Cost $1,429,941)			1,813,527
Other Assets and Liabilities (–0.1%)
Other Assets			23,180
Liabilities[2]			(24,310)
			(1,130)
Net Assets (100%)			1,812,397

18

Consumer Staples Index Fund

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,432,921
Undistributed Net Investment Income	2,772
Accumulated Net Realized Losses	(6,882)
Unrealized Appreciation (Depreciation)	383,586
Net Assets	1,812,397

Admiral Shares—Net Assets
Applicable to 3,673,243 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	196,142
Net Asset Value Per Share—
Admiral Shares	$53.40

ETF Shares—Net Assets
Applicable to 14,923,938 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,616,255
Net Asset Value Per Share—
ETF Shares	$108.30

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $135,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $152,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Consumer Staples Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	22,352
Interest[1]	1
Securities Lending	45
Total Income	22,398
Expenses
The Vanguard Group—Note B
Investment Advisory Services	136
Management and Administrative—
Admiral Shares	90
Management and Administrative—
ETF Shares	642
Marketing and Distribution—
Admiral Shares	18
Marketing and Distribution—
ETF Shares	187
Custodian Fees	10
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	71
Trustees’ Fees and Expenses	1
Total Expenses	1,155
Net Investment Income	21,243
Realized Net Gain (Loss) on
Investment Securities Sold	34,527
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	84,942
Net Increase (Decrease) in Net Assets
Resulting from Operations	140,712

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,243	40,503
Realized Net Gain (Loss)	34,527	41,476
Change in Unrealized Appreciation (Depreciation)	84,942	122,556
Net Increase (Decrease) in Net Assets Resulting from Operations	140,712	204,535
Distributions
Net Investment Income
Admiral Shares	(4,382)	(3,154)
ETF Shares	(37,204)	(33,224)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(41,586)	(36,378)
Capital Share Transactions
Admiral Shares	10,140	55,049
ETF Shares	46,853	218,086
Net Increase (Decrease) from Capital Share Transactions	56,993	273,135
Total Increase (Decrease)	156,119	441,292
Net Assets
Beginning of Period	1,656,278	1,214,986
End of Period[2]	1,812,397	1,656,278

1 Interest income from an affiliated company of the fund was $1,000.

2 Net Assets—End of Period includes undistributed net investment income of $2,772,000 and $23,115,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Consumer Staples Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$50.28	$44.44	$38.94	$32.92	$30.62	$34.06
Investment Operations
Net Investment Income	. 577	1.287	1.077	.956	.860[1]	.777[1]
Net Realized and Unrealized Gain (Loss)
on Investments	3.743	5.832	5.357	6.013	2.290	(3.648)
Total from Investment Operations	4.320	7.119	6.434	6.969	3.150	(2.871)
Distributions
Dividends from Net Investment Income	(1.200)	(1.279)	(. 934)	(. 949)	(.850)	(. 569)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.200)	(1.279)	(. 934)	(. 949)	(.850)	(. 569)
Net Asset Value, End of Period	$53.40	$50.28	$44.44	$38.94	$32.92	$30.62

Total Return[2]	8.59%	16.44%	16.81%	21.39%	10.34%	–8.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$196	$175	$105	$57	$30	$29
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.39%	2.80%	2.80%	2.74%	2.61%	2.77%
Portfolio Turnover Rate[3]	5%	10%	7%	7%	7%	17%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Consumer Staples Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$101.97	$90.12	$78.96	$66.72	$62.07	$69.04
Investment Operations
Net Investment Income	1.171	2.606	2.180	1.933	1.753[1]	1.616[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.587	11.835	10.874	12.213	4.635	(7.413)
Total from Investment Operations	8.758	14.441	13.054	14.146	6.388	(5.797)
Distributions
Dividends from Net Investment Income	(2.428)	(2.591)	(1.894)	(1.906)	(1.738)	(1.173)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(2.428)	(2.591)	(1.894)	(1.906)	(1.738)	(1.173)
Net Asset Value, End of Period	$108.30	$101.97	$90.12	$78.96	$66.72	$62.07

Total Return	8.58%	16.43%	16.80%	21.41%	10.33%	–8.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,616	$1,481	$1,110	$782	$547	$552
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.39%	2.80%	2.80%	2.74%	2.61%	2.80%
Portfolio Turnover Rate[2]	5%	10%	7%	7%	7%	17%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $199,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

23

Consumer Staples Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $28,178,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $13,231,000 to offset future net capital gains of $181,000 through August 31, 2016, $2,671,000 through August 31, 2017, and $10,379,000 through August 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $1,429,941,000. Net unrealized appreciation of investment securities for tax purposes was $383,586,000, consisting of unrealized gains of $393,709,000 on securities that had risen in value since their purchase and $10,123,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $155,303,000 of investment securities and sold $117,341,000 of investment securities, other than temporary cash investments. Purchases and sales include $88,461,000 and $73,240,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	38,102	717	95,838	1,984
Issued in Lieu of Cash Distributions	3,879	73	2,782	63
Redeemed	(31,841)	(603)	(43,571)	(914)
Net Increase (Decrease) —Admiral Shares	10,140	187	55,049	1,133
ETF Shares
Issued	121,730	1,100	340,208	3,502
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(74,877)	(700)	(122,122)	(1,300)
Net Increase (Decrease)—ETF Shares	46,853	400	218,086	2,202

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

24

Energy Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol	VENAX		VDE
Expense Ratio[1]		0.14%	0.14%
30-Day SEC Yield		1.96%	1.96%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	162	161	2,483
Median Market Cap	$51.5B	$51.5B	$42.9B
Price/Earnings Ratio	16.4x	16.4x	19.7x
Price/Book Ratio	2.0x	2.0x	2.6x
Return on Equity	15.0%	15.0%	17.0%
Earnings Growth Rate	3.2%	3.2%	12.0%
Dividend Yield	2.0%	2.0%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
MSCI US
IMI/Energy		MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.82
Beta	1.00	1.37
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Coal & Consumable Fuels		0.9%
Integrated Oil & Gas		38.9
Oil & Gas Drilling		3.0
Oil & Gas Equipment & Services		17.7
Oil & Gas Exploration & Production		27.2
Oil & Gas Refining & Marketing		6.2
Oil & Gas Storage & Transportation		6.1

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	21.9%
Chevron Corp.	Integrated Oil & Gas	11.6
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	6.4
Occidental	Integrated Oil
Petroleum Corp.	& Gas	4.1
ConocoPhillips	Oil & Gas Exploration
	& Production	4.0
EOG Resources	Oil & Gas Exploration
Inc.	& Production	2.7
Halliburton Co.	Oil & Gas Equipment
	& Services	2.5
Phillips 66	Oil & Gas Refining
	& Marketing	2.2
Anadarko	Oil & Gas Exploration
Petroleum Corp.	& Production	2.2
National Oilwell	Oil & Gas Equipment
Varco Inc.	& Services	1.7
Top Ten		59.3%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.13% for Admiral Shares and 0.13% for ETF Shares.

25

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		25.77%	15.15%	12.28%
Net Asset Value		25.78	15.13	12.28
Admiral Shares	10/7/2004	25.78	15.13	11.64

See Financial Highlights for dividend and capital gains information.

26

Energy Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services		(20.7%)
	Oil & Gas Drilling (3.0%)
	Ensco plc Class A	381,007	20,064
	Helmerich & Payne Inc.	174,829	17,264
	Noble Corp. plc	413,277	12,832
	Nabors Industries Ltd.	482,052	11,097
	Patterson-UTI Energy Inc.	235,233	6,848
*	Rowan Cos. plc Class A	203,091	6,775
	Diamond Offshore Drilling
	Inc.	113,382	5,363
*	Atwood Oceanics Inc.	94,456	4,476
*	Unit Corp.	72,396	4,445
*	Parker Drilling Co.	196,037	1,582
*	Pioneer Energy Services
	Corp.	101,155	1,153
*	Hercules Offshore Inc.	219,900	1,047
*	Vantage Drilling Co.	293,565	514

	Oil & Gas Equipment & Services (17.7%)
	Schlumberger Ltd.	2,148,465	199,807
	Halliburton Co.	1,383,580	78,864
	National Oilwell Varco Inc.	698,399	53,805
	Baker Hughes Inc.	723,091	45,757
*	Cameron International
	Corp.	388,003	24,855
*	Weatherford International
	Ltd.	1,252,413	20,878
*	FMC Technologies Inc.	385,909	19,388
	Core Laboratories NV	73,999	13,916
	Oceaneering International
	Inc.	176,518	12,635
*	Oil States International Inc.	90,172	8,559
	Superior Energy Services
	Inc.	260,643	7,712
*	Dresser-Rand Group Inc.	124,748	6,778
*	Dril-Quip Inc.	56,361	6,062
	Bristow Group Inc.	59,762	4,638
	CARBO Ceramics Inc.	33,817	4,195
*	Exterran Holdings Inc.	96,743	3,964
	Tidewater Inc.	80,909	3,942
*	Helix Energy Solutions
	Group Inc.	164,493	3,889
*	McDermott International
	Inc.	387,334	3,226
*	SEACOR Holdings Inc.	31,607	2,796
*	Hornbeck Offshore
	Services Inc.	53,008	2,267
*	Forum Energy
	Technologies Inc.	83,545	2,164
*	Key Energy Services Inc.	237,992	2,151
	RPC Inc.	108,120	1,990
	Gulfmark Offshore Inc.	39,833	1,890
*	Newpark Resources Inc.	143,924	1,600
*	C&J Energy Services Inc.	61,826	1,598
*	TETRA Technologies Inc.	129,747	1,557

			Market
			Value•
		Shares	($000)
*	Geospace Technologies
	Corp.	19,924	1,530
	Frank’s International NV	62,384	1,475
*	Matrix Service Co.	42,282	1,369
*	Basic Energy Services Inc.	44,664	1,065
*	Tesco Corp.	53,699	1,019
*	Era Group Inc.	31,019	876
*	ION Geophysical Corp.	213,185	868
*	PHI Inc.	20,391	820
*	RigNet Inc.	15,476	740
*	Willbros Group Inc.	64,479	637
	Gulf Island Fabrication Inc.	21,099	442
*	Nuverra Environmental
	Solutions Inc.	25,247	429
	Dawson Geophysical Co.	13,216	379
			645,992
Oil, Gas & Consumable Fuels (79.3%)
	Coal & Consumable Fuels (0.9%)
	CONSOL Energy Inc.	373,452	14,975
	Peabody Energy Corp.	441,255	7,749
*	Alpha Natural Resources
	Inc.	362,607	1,947
*	Cloud Peak Energy Inc.	99,910	1,938
	Arch Coal Inc.	345,002	1,573
*	Solazyme Inc.	61,177	751
*	KiOR Inc.	35,663	50

	Integrated Oil & Gas (38.9%)
	Exxon Mobil Corp.	7,127,066	686,123
	Chevron Corp.	3,137,515	361,849
	Occidental Petroleum
	Corp.	1,315,040	126,928
	Hess Corp.	495,646	39,666

	Oil & Gas Exploration & Production (27.2%)
	ConocoPhillips	1,898,671	126,262
	EOG Resources Inc.	445,308	84,350
	Anadarko Petroleum Corp.	821,032	69,098
	Apache Corp.	651,339	51,645
	Pioneer Natural Resources
	Co.	226,160	45,499
	Devon Energy Corp.	629,239	40,536
	Noble Energy Inc.	586,129	40,302
	Marathon Oil Corp.	1,136,492	38,072
	EQT Corp.	245,793	25,142
	Cabot Oil & Gas Corp.	688,316	24,091
*	Southwestern Energy Co.	573,848	23,723
	Range Resources Corp.	266,584	22,940
	Chesapeake Energy Corp.	868,021	22,490
*	Concho Resources Inc.	171,368	20,758
	Murphy Oil Corp.	289,725	17,201
	Cimarex Energy Co.	141,634	16,388
*	Whiting Petroleum Corp.	193,555	13,299
	Denbury Resources Inc.	598,217	9,787
	Energen Corp.	118,616	9,541
*	Cobalt International Energy
	Inc.	470,374	9,069

			Market
			Value•
		Shares	($000)
*	Gulfport Energy Corp.	137,160	9,066
*	Continental Resources Inc.	75,694	9,047
	QEP Resources Inc.	292,434	8,460
	SM Energy Co.	109,390	8,067
*	Oasis Petroleum Inc.	156,458	6,817
*	Ultra Petroleum Corp.	249,542	6,278
*	Newfield Exploration Co.	222,023	6,259
	LinnCo LLC	196,174	5,981
*	WPX Energy Inc.	328,256	5,784
*	Kodiak Oil & Gas Corp.	435,488	5,143
*	Rosetta Resources Inc.	99,753	4,426
*	Diamondback Energy Inc.	61,544	3,959
*,^	SandRidge Energy Inc.	601,831	3,882
*	PDC Energy Inc.	58,332	3,624
*	Antero Resources Corp.	59,675	3,601
*	Carrizo Oil & Gas Inc.	70,751	3,519
*	Gran Tierra Energy Inc.	463,161	3,284
*	Stone Energy Corp.	81,886	2,943
*	Laredo Petroleum Inc.	104,977	2,739
	Energy XXI Bermuda Ltd.	100,546	2,329
*	Bonanza Creek Energy Inc.	45,907	2,294
*	Magnum Hunter Resources
	Corp.	266,567	2,236
*	Matador Resources Co.	91,051	2,209
*	Kosmos Energy Ltd.	191,103	2,098
*	Bill Barrett Corp.	80,078	2,029
*	Sanchez Energy Corp.	68,099	2,029
*,^	Halcon Resources Corp.	403,299	1,537
	Comstock Resources Inc.	74,672	1,476
*	EPL Oil & Gas Inc.	47,484	1,429
*	Rex Energy Corp.	73,845	1,403
^	EXCO Resources Inc.	265,661	1,387
*	Penn Virginia Corp.	89,904	1,362
*,^	Approach Resources Inc.	60,066	1,338
*	Northern Oil and Gas Inc.	95,718	1,332
*	Contango Oil & Gas Co.	26,102	1,238
*	Clayton Williams Energy Inc.	9,940	964
*	Resolute Energy Corp.	99,760	930
	W&T Offshore Inc.	60,901	918
*	Triangle Petroleum Corp.	101,741	912
*,^	Goodrich Petroleum Corp.	57,017	777
*	Swift Energy Co.	70,228	702
*	Emerald Oil Inc.	90,553	694
*	VAALCO Energy Inc.	87,093	580
*	Quicksilver Resources Inc.	172,447	564
*	PetroQuest Energy Inc.	93,127	440
*	Forest Oil Corp.	194,407	391
	Evolution Petroleum Corp.	27,456	357
*	BPZ Resources Inc.	160,698	331
*	TransAtlantic Petroleum
	Ltd.	355,586	284
*	Midstates Petroleum Co.
	Inc.	54,597	241
*	EP Energy Corp. Class A	11,470	214
*	Apco Oil and Gas
	International Inc.	11,772	168

27

Energy Index Fund

		Market
		Value•
	Shares	($000)
Oil & Gas Refining & Marketing (6.2%)
Phillips 66	929,175	69,558
Valero Energy Corp.	880,216	42,233
Marathon Petroleum Corp.	491,048	41,248
HollyFrontier Corp.	308,391	14,053
Tesoro Corp.	216,671	11,052
World Fuel Services Corp.	117,799	5,303
Western Refining Inc.	90,974	3,316
PBF Energy Inc. Class A	89,875	2,265
Delek US Holdings Inc.	59,286	1,646
CVR Energy Inc.	28,076	1,105
Green Plains Renewable
Energy Inc.	41,630	1,100
* Clean Energy Fuels Corp.	108,546	909
* Rentech Inc.	366,420	689
Alon USA Energy Inc.	33,664	451

Oil & Gas Storage & Transportation (6.1%)
Williams Cos. Inc.	1,114,896	46,045
Spectra Energy Corp.	1,093,089	40,750
Kinder Morgan Inc.	1,098,412	34,985
ONEOK Inc.	336,632	19,908
* Cheniere Energy Inc.	331,199	16,371
* Kinder Morgan
Management LLC	182,808	12,760
Plains GP Holdings LP
Class A	216,014	6,048
Targa Resources Corp.	51,913	5,023
SemGroup Corp. Class A	69,350	4,669
* Enbridge Energy
Management LLC	95,121	2,545
Crosstex Energy Inc.	58,755	2,446
		2,480,292
Total Common Stocks
(Cost $2,546,159)		3,126,284
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.130%
(Cost $2,302)	2,301,601	2,302
Total Investments (100.1%)
(Cost $2,548,461)		3,128,586
Other Assets and Liabilities (–0.1%)
Other Assets		26,836
Liabilities[2]		(29,536)
		(2,700)
Net Assets (100%)		3,125,886

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,611,434
Undistributed Net Investment Income	9,988
Accumulated Net Realized Losses	(75,661)
Unrealized Appreciation (Depreciation)	580,125
Net Assets	3,125,886

Admiral Shares—Net Assets
Applicable to 7,594,826 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	475,206
Net Asset Value Per Share—
Admiral Shares	$62.57

ETF Shares—Net Assets
Applicable to 21,161,703 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,650,680
Net Asset Value Per Share—
ETF Shares	$125.26

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,111,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $2,302,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

28

Energy Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	30,420
Interest[1]	2
Securities Lending	152
Total Income	30,574
Expenses
The Vanguard Group—Note B
Investment Advisory Services	213
Management and Administrative—
Admiral Shares	229
Management and Administrative—
ETF Shares	1,079
Marketing and Distribution—
Admiral Shares	59
Marketing and Distribution—
ETF Shares	205
Custodian Fees	17
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—ETF Shares	100
Trustees’ Fees and Expenses	1
Total Expenses	1,905
Net Investment Income	28,669
Realized Net Gain (Loss) on
Investment Securities Sold	82,520
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	146,564
Net Increase (Decrease) in Net Assets
Resulting from Operations	257,753

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,669	49,221
Realized Net Gain (Loss)	82,520	19,745
Change in Unrealized Appreciation (Depreciation)	146,564	264,452
Net Increase (Decrease) in Net Assets Resulting from Operations	257,753	333,418
Distributions
Net Investment Income
Admiral Shares	(9,355)	(4,899)
ETF Shares	(44,452)	(36,201)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(53,807)	(41,100)
Capital Share Transactions
Admiral Shares	(20,474)	156,997
ETF Shares	227,129	95,107
Net Increase (Decrease) from Capital Share Transactions	206,655	252,104
Total Increase (Decrease)	410,601	544,422
Net Assets
Beginning of Period	2,715,285	2,170,863
End of Period[2]	3,125,886	2,715,285

1 Interest income from an affiliated company of the fund was $2,000.

2 Net Assets—End of Period includes undistributed net investment income of $9,988,000 and $35,126,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Energy Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$58.18	$51.63	$50.17	$37.58	$37.34	$54.66
Investment Operations
Net Investment Income	.543	1.108	.913	.708	.654	. 578
Net Realized and Unrealized Gain (Loss)
on Investments	4.946	6.439	1.358	12.508	.166	(17.335)
Total from Investment Operations	5.489	7.547	2.271	13.216	. 820	(16.757)
Distributions
Dividends from Net Investment Income	(1.099)	(. 997)	(.811)	(. 626)	(. 580)	(. 563)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.099)	(. 997)	(.811)	(. 626)	(. 580)	(. 563)
Net Asset Value, End of Period	$62.57	$58.18	$51.63	$50.17	$37.58	$37.34

Total Return[1]	9.46%	14.86%	4.61%	35.21%	2.05%	–30.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$475	$460	$254	$237	$131	$108
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.95%	2.02%	1.81%	1.48%	1.71%	1.81%
Portfolio Turnover Rate[2]	5%	9%	12%	11%	16%	25%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Energy Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$116.47	$103.35	$100.41	$75.20	$74.74	$109.54
Investment Operations
Net Investment Income	1.088	2.215	1.827	1.417	1.312	1.191
Net Realized and Unrealized Gain (Loss)
on Investments	9.896	12.899	2.731	25.040	.341	(34.808)
Total from Investment Operations	10.984	15.114	4.558	26.457	1.653	(33.617)
Distributions
Dividends from Net Investment Income	(2.194)	(1.994)	(1.618)	(1.247)	(1.193)	(1.183)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.194)	(1.994)	(1.618)	(1.247)	(1.193)	(1.183)
Net Asset Value, End of Period	$125.26	$116.47	$103.35	$100.41	$75.20	$74.74

Total Return	9.45%	14.85%	4.60%	35.22%	2.05%	–30.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,651	$2,255	$1,917	$1,782	$1,041	$869
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.95%	2.02%	1.81%	1.48%	1.71%	1.84%
Portfolio Turnover Rate[1]	5%	9%	12%	11%	16%	25%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $332,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32

Energy Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $84,522,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $73,609,000 to offset future net capital gains. Of this amount, $68,284,000 is subject to expiration dates; $37,585,000 may be used to offset future net capital gains through August 31, 2018, and $30,699,000 through August 31, 2019. Capital losses of $5,325,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $2,548,461,000. Net unrealized appreciation of investment securities for tax purposes was $580,125,000, consisting of unrealized gains of $678,702,000 on securities that had risen in value since their purchase and $98,577,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $447,245,000 of investment securities and sold $265,009,000 of investment securities, other than temporary cash investments. Purchases and sales include $311,512,000 and $196,981,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	83,814	1,366	223,171	4,202
Issued in Lieu of Cash Distributions	8,197	133	3,807	74
Redeemed	(112,485)	(1,815)	(69,981)	(1,277)
Net Increase (Decrease) —Admiral Shares	(20,474)	(316)	156,997	2,999
ETF Shares
Issued	424,132	3,401	159,376	1,409
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(197,003)	(1,600)	(64,269)	(600)
Net Increase (Decrease)—ETF Shares	227,129	1,801	95,107	809

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

33

Financials Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol		VFAIX	VFH
Expense Ratio[1]		0.19%	0.19%
30-Day SEC Yield		2.05%	2.05%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	549	549	2,483
Median Market Cap	$29.6B	$29.6B	$42.9B
Price/Earnings Ratio	16.4x	16.4x	19.7x
Price/Book Ratio	1.4x	1.4x	2.6x
Return on Equity	8.7%	8.7%	17.0%
Earnings Growth Rate	17.6%	17.6%	12.0%
Dividend Yield	2.2%	2.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Financials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.90
Beta		1.00	1.25

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Asset Management & Custody Banks	7.8%
Consumer Finance	5.2
Diversified Banks	9.0
Diversified Financial Services	15.8
Diversified REITs	1.8
Insurance Brokers	2.0
Investment Banking & Brokerage	5.2
Life & Health Insurance	5.1
Mortgage REITs	1.8
Multi-line Insurance	3.5
Multi-Sector Holdings	3.9
Office REITs	2.1
Property & Casualty Insurance	6.2
Regional Banks	9.8
Reinsurance	1.1
Residential REITs	2.5
Retail REITs	4.1
Specialized Finance	2.9
Specialized REITs	6.4
Thrifts & Mortgage Finance	1.3
Other Financials	2.5

Ten Largest Holdings (% of total net assets)

Wells Fargo & Co.	Diversified Banks	6.6%
JPMorgan Chase	Diversified Financial
& Co.	Services	6.1
Bank of America	Diversified Financial
Corp.	Services	5.0
Citigroup Inc.	Diversified Financial
	Services	4.2
Berkshire
Hathaway Inc.	Multi-Sector
Class B	Holdings	3.7
American Express	Consumer
Co.	Finance	2.5
US Bancorp	Diversified Banks	2.1
Goldman Sachs	Investment Banking
Group Inc.	& Brokerage	2.0
American
International
Group Inc.	Multi-line Insurance	2.0
Simon Property
Group Inc.	Retail REITs	1.4
Top Ten		35.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.13% for Admiral Shares and 0.13% for ETF Shares.

34

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		32.84%	13.58%	0.92%
Net Asset Value		33.00	13.63	0.92
Admiral Shares	2/4/2004	32.96	13.63	1.08

See Financial Highlights for dividend and capital gains information.

35

Financials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

36

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Capital Markets (13.1%)
	Goldman Sachs Group Inc.	252,072	41,957
	Morgan Stanley	856,694	26,386
	BlackRock Inc.	78,248	23,853
	Bank of New York Mellon
	Corp.	672,343	21,515
	Charles Schwab Corp.	679,182	18,005
	State Street Corp.	256,938	16,873
	Franklin Resources Inc.	239,971	12,778
	Ameriprise Financial Inc.	113,844	12,408
	T. Rowe Price Group Inc.	152,722	12,396
	Invesco Ltd.	259,468	8,900
	Northern Trust Corp.	132,898	8,220
*	Affiliated Managers Group
	Inc.	30,926	5,816
	TD Ameritrade Holding
	Corp.	128,889	4,309
	Raymond James Financial
	Inc.	73,727	3,891
*	E*TRADE Financial Corp.	168,079	3,777
	Waddell & Reed Financial
	Inc. Class A	49,912	3,479
	Ares Capital Corp.	172,963	3,118
	Legg Mason Inc.	63,557	2,921
	SEI Investments Co.	84,876	2,849
	Eaton Vance Corp.	70,933	2,684
*	American Capital Ltd.	165,327	2,572
	LPL Financial Holdings Inc.	47,552	2,553
	Prospect Capital Corp.	166,476	1,838
*	Stifel Financial Corp.	35,350	1,700
	Financial Engines Inc.	29,514	1,668
	Federated Investors Inc.
	Class B	55,068	1,509
	Apollo Investment Corp.	138,621	1,187
	Janus Capital Group Inc.	99,607	1,115
	Evercore Partners Inc.
	Class A	17,385	967
*	WisdomTree Investments
	Inc.	56,908	887
	Greenhill & Co. Inc.	15,348	818
*	Virtus Investment Partners
	Inc.	4,328	801
	Fifth Street Finance Corp.	81,507	800
	Main Street Capital Corp.	22,004	772
	Artisan Partners Asset
	Management Inc. Class A	11,662	737
	BGC Partners Inc. Class A	99,881	679
	HFF Inc. Class A	19,538	623
	Solar Capital Ltd.	25,917	576
	Hercules Technology
	Growth Capital Inc.	36,072	568
*	Walter Investment
	Management Corp.	20,575	526
	Triangle Capital Corp.	16,174	455
*	ICG Group Inc.	22,102	449
	PennantPark Investment
	Corp.	39,235	449

			Market
			Value•
		Shares	($000)
^	Cohen & Steers Inc.	11,712	443
	Golub Capital BDC Inc.	22,855	429
	New Mountain Finance
	Corp.	28,026	421
	BlackRock Kelso Capital
	Corp.	43,955	419
	Medley Capital Corp.	27,019	379
*	Piper Jaffray Cos.	8,922	374
*	Investment Technology
	Group Inc.	21,219	367
	TCP Capital Corp.	19,920	352
	TICC Capital Corp.	31,213	325
	FXCM Inc. Class A	18,074	305
	THL Credit Inc.	18,619	295
	Arlington Asset Investment
	Corp. Class A	9,385	249
*	Safeguard Scientifics Inc.	12,684	249
	Capital Southwest Corp.	7,076	245
*	KCG Holdings Inc. Class A	19,964	237
	GAMCO Investors Inc.	2,801	219
	Westwood Holdings
	Group Inc.	3,661	208
	Diamond Hill Investment
	Group Inc.	1,644	193
	Medallion Financial Corp.	13,256	193
*	Cowen Group Inc. Class A	44,072	189
	MVC Capital Inc.	12,513	182
	MCG Capital Corp.	40,107	177
*	Ladenburg Thalmann
	Financial Services Inc.	63,197	176
	GFI Group Inc.	42,523	170
	Oppenheimer Holdings Inc.
	Class A	6,231	170
*	INTL. FCStone Inc.	8,604	156
*	GSV Capital Corp.	11,370	141
	Pzena Investment
	Management Inc.
	Class A	5,816	67
			267,714
Commercial Banks (34.2%)
	Wells Fargo & Co.	2,929,618	135,993
	JPMorgan Chase & Co.	2,200,696	125,044
	Bank of America Corp.	6,244,288	103,218
	Citigroup Inc.	1,775,565	86,346
	US Bancorp	1,069,156	43,985
	PNC Financial Services
	Group Inc.	311,498	25,474
	BB&T Corp.	412,685	15,599
	SunTrust Banks Inc.	313,767	11,823
	Fifth Third Bancorp	516,921	11,215
	Regions Financial Corp.	806,404	8,580
	M&T Bank Corp.	68,536	7,991
	KeyCorp	524,922	6,913
	CIT Group Inc.	111,311	5,419
	Comerica Inc.	107,062	5,158
	Huntington Bancshares
	Inc.	486,202	4,634
*	Signature Bank	27,663	3,622

			Market
			Value•
		Shares	($000)
	Zions Bancorporation	108,066	3,372
*	SVB Financial Group	26,703	3,362
	East West Bancorp Inc.	83,823	2,992
	First Republic Bank	53,978	2,805
	Cullen/Frost Bankers Inc.	31,794	2,373
	Prosperity Bancshares Inc.	36,716	2,324
	City National Corp.	28,665	2,145
	Commerce Bancshares Inc.	47,328	2,114
	FirstMerit Corp.	96,587	2,005
	Synovus Financial Corp.	540,681	1,882
	First Niagara Financial
	Group Inc.	207,225	1,880
*	Popular Inc.	60,448	1,728
	CapitalSource Inc.	115,196	1,693
	BankUnited Inc.	50,259	1,683
	First Horizon National Corp.	138,281	1,655
	Hancock Holding Co.	48,012	1,654
	Webster Financial Corp.	52,819	1,636
	Associated Banc-Corp	95,100	1,587
	Bank of Hawaii Corp.	25,977	1,518
*	Texas Capital Bancshares
	Inc.	24,079	1,516
	TCF Financial Corp.	91,729	1,479
	UMB Financial Corp.	22,483	1,402
	Fulton Financial Corp.	112,630	1,386
	Bank of the Ozarks Inc.	19,242	1,220
	Glacier Bancorp Inc.	43,490	1,207
	Susquehanna Bancshares
	Inc.	109,961	1,203
	BancorpSouth Inc.	50,091	1,199
	Umpqua Holdings Corp.	65,481	1,164
	PrivateBancorp Inc.	40,036	1,155
	Iberiabank Corp.	17,358	1,137
	FNB Corp.	92,098	1,123
	Cathay General Bancorp	44,134	1,121
	Valley National Bancorp	111,001	1,119
	Wintrust Financial Corp.	23,464	1,086
*	Western Alliance Bancorp	46,052	1,067
	United Bankshares Inc.	36,111	1,063
	BOK Financial Corp.	16,107	1,043
	MB Financial Inc.	32,197	983
	Home BancShares Inc.	28,598	960
	PacWest Bancorp	22,049	957
	Trustmark Corp.	39,412	951
	First Financial Bankshares
	Inc.	14,929	903
	First Financial Holdings Inc.	14,012	858
	Investors Bancorp Inc.	32,261	856
	Old National Bancorp	58,905	826
	Community Bank System
	Inc.	22,493	819
	CVB Financial Corp.	52,569	819
	National Penn Bancshares
	Inc.	72,519	783
	Westamerica Bancorporation	15,516	780
	BBCN Bancorp Inc.	44,018	749
	Columbia Banking System
	Inc.	28,476	747

Financials Index Fund

			Market
			Value•
		Shares	($000)
	First Midwest Bancorp Inc.	43,879	731
	International Bancshares
	Corp.	31,397	728
	Pinnacle Financial Partners
	Inc.	19,492	703
	Sterling Financial Corp.	21,917	694
	First Citizens BancShares
	Inc. Class A	3,016	677
	Union First Market
	Bankshares Corp.	26,133	661
	First Financial Bancorp	33,667	574
	Sterling Bancorp	44,091	566
	NBT Bancorp Inc.	24,033	564
	National Bank Holdings
	Corp. Class A	28,551	560
	Park National Corp.	7,145	558
	ViewPoint Financial Group
	Inc.	22,132	553
	Boston Private Financial
	Holdings Inc.	41,960	547
	Chemical Financial Corp.	17,486	516
	Independent Bank Corp.	13,969	514
	Renasant Corp.	17,381	505
	WesBanco Inc.	16,301	486
	First Commonwealth
	Financial Corp.	55,682	474
	Banner Corp.	11,411	453
*	Eagle Bancorp Inc.	12,777	438
	Hanmi Financial Corp.	18,518	434
	OFG Bancorp	26,984	432
	First Merchants Corp.	19,937	427
	City Holding Co.	9,144	405
*	Bancorp Inc.	21,086	404
	S&T Bancorp Inc.	17,392	401
	Wilshire Bancorp Inc.	38,529	391
*	Capital Bank Financial Corp.	16,233	373
	Sandy Spring Bancorp Inc.	14,707	349
	Flushing Financial Corp.	16,666	345
	Lakeland Financial Corp.	9,074	345
	Tompkins Financial Corp.	6,893	334
	Community Trust Bancorp
	Inc.	8,290	328
	State Bank Financial Corp.	18,744	319
*	First BanCorp	61,218	319
	Cardinal Financial Corp.	17,666	305
	Simmons First National
	Corp. Class A	8,453	301
*	Ameris Bancorp	14,187	298
	Southside Bancshares Inc.	9,952	294
	Washington Trust Bancorp
	Inc.	8,290	292
	TowneBank	18,411	276
	First Busey Corp.	45,826	273
	1st Source Corp.	8,598	268
	Central Pacific Financial Corp.	13,474	266
	First Interstate Bancsystem
	Inc.	10,245	265
*	Customers Bancorp Inc.	13,209	261
*	United Community Banks Inc.	14,661	245
*	First NBC Bank Holding Co.	7,329	245
	SY Bancorp Inc.	8,112	242
	CoBiz Financial Inc.	21,293	238
	Heartland Financial USA Inc.	8,665	233
	Bryn Mawr Bank Corp.	7,879	224
	Bancfirst Corp.	3,988	219
	Lakeland Bancorp Inc.	19,066	215
	German American Bancorp
	Inc.	7,385	214
	MainSource Financial Group
	Inc.	11,466	198

			Market
			Value•
		Shares	($000)
	Trico Bancshares	7,891	197
	Southwest Bancorp Inc.	10,862	191
	First Financial Corp.	5,510	189
	Arrow Financial Corp.	7,246	189
	First Bancorp	10,320	189
	First of Long Island Corp.	4,814	187
*	Taylor Capital Group Inc.	7,898	186
	Hudson Valley Holding Corp.	9,874	186
	Univest Corp. of
	Pennsylvania	9,464	182
	Enterprise Financial
	Services Corp.	9,606	180
*	HomeTrust Bancshares Inc.	11,176	175
	Financial Institutions Inc.	7,788	172
	Camden National Corp.	4,461	167
	First Community
	Bancshares Inc.	9,915	166
	Independent Bank Group
	Inc.	3,085	166
*	Tristate Capital Holdings Inc.	11,797	164
	Great Southern Bancorp Inc.	5,593	161
	Republic Bancorp Inc.
	Class A	6,078	146
	First Connecticut Bancorp
	Inc.	8,577	134
*	Sun Bancorp Inc.	25,844	90
*	CommunityOne Bancorp	6,485	71
*	Hampton Roads
	Bankshares Inc.	20,619	34
			701,105
Consumer Finance (5.2%)
	American Express Co.	564,393	51,518
	Capital One Financial Corp.	337,465	24,780
	Discover Financial Services	279,134	16,017
	SLM Corp.	255,318	6,112
*	Portfolio Recovery
	Associates Inc.	29,043	1,575
*	Santander Consumer USA
	Holdings Inc.	50,752	1,285
*	First Cash Financial
	Services Inc.	16,046	848
*	Credit Acceptance Corp.	6,042	835
	Cash America International
	Inc.	16,398	656
	Nelnet Inc. Class A	16,242	652
*	Encore Capital Group Inc.	13,303	647
*	World Acceptance Corp.	6,376	611
*	Ezcorp Inc. Class A	30,008	379
*	Green Dot Corp. Class A	15,364	310
*	Regional Management
	Corp.	6,944	209
*	DFC Global Corp.	21,518	177
			106,611
Diversified Financial Services (7.0%)
*	Berkshire Hathaway Inc.
	Class B	650,623	75,329
	IntercontinentalExchange
	Group Inc.	66,928	13,977
	CME Group Inc.	186,427	13,762
	McGraw Hill Financial Inc.	150,601	11,997
	Moody’s Corp.	113,329	8,953
	Leucadia National Corp.	181,322	5,066
*	MSCI Inc. Class A	65,812	2,877
	CBOE Holdings Inc.	51,023	2,757
	NASDAQ OMX Group Inc.	68,586	2,633
	ING US Inc.	68,639	2,462
	MarketAxess Holdings Inc.	20,886	1,233
*	PHH Corp.	31,789	828

			Market
			Value•
		Shares	($000)
	Interactive Brokers Group
	Inc.	28,867	642
*	PICO Holdings Inc.	13,280	333
*	NewStar Financial Inc.	13,014	200
	Marlin Business Services
	Corp.	5,663	122
			143,171
Insurance (17.9%)
	American International
	Group Inc.	818,790	40,751
	MetLife Inc.	557,878	28,268
	Prudential Financial Inc.	269,819	22,821
	ACE Ltd.	199,083	19,484
	Travelers Cos. Inc.	213,061	17,863
	Aflac Inc.	272,806	17,481
	Marsh & McLennan Cos.
	Inc.	321,258	15,472
	Allstate Corp.	266,249	14,447
	Aon plc	167,335	14,324
	Chubb Corp.	147,331	12,888
	Hartford Financial Services
	Group Inc.	248,599	8,748
	Loews Corp.	192,631	8,376
	Progressive Corp.	333,604	8,170
	Principal Financial Group
	Inc.	172,275	7,813
	Lincoln National Corp.	153,556	7,698
	Unum Group	152,834	5,316
	XL Group plc Class A	165,507	5,031
	Fidelity National Financial
	Inc. Class A	144,419	4,774
*	Arch Capital Group Ltd.	78,150	4,386
*	Genworth Financial Inc.
	Class A	274,826	4,271
	Cincinnati Financial Corp.	91,018	4,267
*	Markel Corp.	7,356	4,252
	Everest Re Group Ltd.	28,008	4,180
	Torchmark Corp.	52,921	4,102
	Willis Group Holdings plc	98,952	4,073
*	Alleghany Corp.	9,809	3,781
	Arthur J Gallagher & Co.	77,572	3,584
	Reinsurance Group of
	America Inc. Class A	41,239	3,175
	Assurant Inc.	42,518	2,790
	WR Berkley Corp.	67,199	2,771
	PartnerRe Ltd.	27,935	2,762
	Axis Capital Holdings Ltd.	60,159	2,645
	HCC Insurance Holdings Inc.	58,651	2,575
	RenaissanceRe Holdings Ltd.	25,940	2,478
	Protective Life Corp.	45,951	2,396
	American Financial Group
	Inc.	41,819	2,390
	Assured Guaranty Ltd.	95,800	2,352
	Old Republic International
	Corp.	144,581	2,250
	Brown & Brown Inc.	72,320	2,177
	CNO Financial Group Inc.	116,979	2,136
	Allied World Assurance Co.
	Holdings AG	19,726	1,967
	Validus Holdings Ltd.	52,368	1,928
	White Mountains Insurance
	Group Ltd.	3,250	1,884
	StanCorp Financial Group
	Inc.	25,747	1,704
	First American Financial
	Corp.	58,721	1,582
	ProAssurance Corp.	34,296	1,559
	Hanover Insurance Group
	Inc.	25,636	1,508

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Aspen Insurance Holdings
	Ltd.	38,415	1,443
	Endurance Specialty
	Holdings Ltd.	25,921	1,352
	Primerica Inc.	28,910	1,296
*	MBIA Inc.	84,409	1,144
	Erie Indemnity Co. Class A	14,985	1,088
	Kemper Corp.	25,992	1,008
*	Hilltop Holdings Inc.	40,737	998
	RLI Corp.	22,536	972
	Platinum Underwriters
	Holdings Ltd.	16,278	954
	Symetra Financial Corp.	48,226	950
	American Equity Investment
	Life Holding Co.	38,499	842
*	Enstar Group Ltd.	6,449	807
	Selective Insurance Group
	Inc.	32,804	756
	Montpelier Re Holdings Ltd.	25,972	740
	AmTrust Financial Services
	Inc.	19,581	740
	Mercury General Corp.	16,109	730
	Argo Group International
	Holdings Ltd.	15,507	684
	Horace Mann Educators
	Corp.	23,567	674
*	Greenlight Capital Re Ltd.
	Class A	17,902	563
*	eHealth Inc.	10,947	525
	Infinity Property & Casualty
	Corp.	6,821	503
	AMERISAFE Inc.	10,746	468
	Stewart Information Services
	Corp.	12,497	462
	Safety Insurance Group Inc.	6,843	382
*	Navigators Group Inc.	6,113	371
	United Fire Group Inc.	12,559	364
	Maiden Holdings Ltd.	31,992	359
	Employers Holdings Inc.	17,432	343
	National Western Life
	Insurance Co. Class A	1,399	316
	HCI Group Inc.	6,081	294
	FBL Financial Group Inc.
	Class A	6,418	269
	OneBeacon Insurance Group
	Ltd. Class A	12,595	207
	State Auto Financial Corp.	9,546	191
*	Citizens Inc. Class A	24,748	182
	Meadowbrook Insurance
	Group Inc.	27,708	149
	National Interstate Corp.	4,565	138
*	Global Indemnity plc	5,078	132
	Baldwin & Lyons Inc.	4,642	119
	Kansas City Life Insurance Co.	2,208	109
	EMC Insurance Group Inc.	3,162	96
	Tower Group International
	Ltd.	32,251	89
	Donegal Group Inc. Class A	5,520	78
	Crawford & Co. Class A	8,752	67
	Crawford & Co. Class B	6,271	53
			365,657
Real Estate Investment Trusts (REITS) (20.3%)
	Simon Property Group Inc.	181,666	29,301
	American Tower
	Corporation	231,006	18,820
*	Crown Castle International
	Corp.	195,578	14,844
	Public Storage	85,574	14,462
	Prologis Inc.	291,883	12,023
	Equity Residential	200,351	11,715

		Market
		Value•
	Shares	($000)
Ventas Inc.	172,121	10,746
HCP Inc.	267,093	10,355
Weyerhaeuser Co.	341,074	10,065
Boston Properties Inc.	89,408	10,052
Health Care REIT Inc.	169,007	9,927
Vornado Realty Trust	98,549	9,489
AvalonBay Communities Inc.	71,902	9,273
Host Hotels & Resorts Inc.	442,703	8,708
General Growth Properties
Inc.	320,113	7,049
American Realty Capital
Properties Inc.	436,847	6,417
Annaly Capital
Management Inc.	554,596	6,200
SL Green Realty Corp.	53,927	5,357
Kimco Realty Corp.	239,800	5,338
Realty Income Corp.	114,849	5,102
American Capital Agency
Corp.	224,963	5,014
Macerich Co.	82,234	4,945
Plum Creek Timber Co. Inc.	103,577	4,484
Federal Realty Investment
Trust	38,009	4,231
Digital Realty Trust Inc.	75,141	4,070
UDR Inc.	146,783	3,788
Essex Property Trust Inc.	22,239	3,719
Rayonier Inc.	73,857	3,478
Liberty Property Trust	87,508	3,348
Camden Property Trust	49,888	3,328
WP Carey Inc.	52,271	3,320
Duke Realty Corp.	190,683	3,203
Extra Space Storage Inc.	64,419	3,163
Alexandria Real Estate
Equities Inc.	41,926	3,038
DDR Corp.	178,776	2,971
Mid-America Apartment
Communities Inc.	43,722	2,957
BRE Properties Inc.	45,094	2,785
Kilroy Realty Corp.	48,111	2,767
Starwood Property Trust
Inc.	114,397	2,748
Regency Centers Corp.	53,957	2,739
NorthStar Realty Finance
Corp.	169,618	2,631
Taubman Centers Inc.	37,140	2,617
National Retail Properties
Inc.	71,433	2,564
Apartment Investment &
Management Co. Class A	85,394	2,552
Senior Housing Properties
Trust	110,131	2,456
BioMed Realty Trust Inc.	112,413	2,325
Hospitality Properties Trust	86,812	2,301
Omega Healthcare
Investors Inc.	71,786	2,294
American Campus
Communities Inc.	61,267	2,263
Corrections Corp. of
America	67,724	2,259
Spirit Realty Capital Inc.	205,926	2,249
Two Harbors Investment
Corp.	213,296	2,214
Douglas Emmett Inc.	79,234	2,134
Weingarten Realty Investors	67,807	2,068
Highwoods Properties Inc.	52,716	1,988
Gaming and Leisure
Properties Inc.	51,768	1,971
Home Properties Inc.	33,240	1,959
Retail Properties of America
Inc.	138,353	1,929
Chimera Investment Corp.	601,541	1,919

		Market
		Value•
	Shares	($000)
Tanger Factory Outlet
Centers Inc.	55,244	1,895
LaSalle Hotel Properties	60,236	1,888
CommonWealth REIT	69,220	1,879
Equity Lifestyle Properties
Inc.	46,261	1,862
MFA Financial Inc.	214,427	1,685
CBL & Associates
Properties Inc.	94,489	1,681
RLJ Lodging Trust	64,630	1,680
Piedmont Office Realty
Trust Inc. Class A	94,270	1,629
EPR Properties	29,681	1,581
Post Properties Inc.	31,677	1,537
DCT Industrial Trust Inc.	185,708	1,471
Sunstone Hotel Investors
Inc.	107,024	1,447
DiamondRock Hospitality
Co.	114,358	1,443
Sovran Self Storage Inc.	18,824	1,393
Lexington Realty Trust	120,320	1,373
Corporate Office Properties
Trust	51,132	1,364
Geo Group Inc.	42,154	1,359
CubeSmart	77,448	1,356
Healthcare Realty Trust Inc.	56,094	1,345
Brandywine Realty Trust	91,703	1,343
Invesco Mortgage Capital
Inc.	79,103	1,331
Medical Properties Trust Inc.	94,674	1,249
Pebblebrook Hotel Trust	37,400	1,243
Cousins Properties Inc.	105,537	1,219
Colony Financial Inc.	52,986	1,196
Healthcare Trust of America
Inc. Class A	105,219	1,182
First Industrial Realty Trust
Inc.	61,104	1,176
Hatteras Financial Corp.	57,225	1,128
Ryman Hospitality
Properties Inc.	26,589	1,122
EastGroup Properties Inc.	17,844	1,107
Chambers Street Properties	138,641	1,097
Mack-Cali Realty Corp.	49,092	1,092
PennyMac Mortgage
Investment Trust	41,345	1,006
DuPont Fabros Technology
Inc.	37,847	1,005
National Health Investors
Inc.	16,079	992
Newcastle Investment
Corp.	201,328	986
Washington REIT	39,103	983
PS Business Parks Inc.	11,603	975
Redwood Trust Inc.	48,257	970
Strategic Hotels & Resorts
Inc.	96,217	961
New Residential Investment
Corp.	148,743	950
Altisource Residential Corp.	33,018	944
Potlatch Corp.	23,637	937
ARMOUR Residential REIT
Inc.	217,045	931
Sun Communities Inc.	20,092	925
Equity One Inc.	38,525	894
CYS Investments Inc.	97,695	860
Acadia Realty Trust	32,452	858
Glimcher Realty Trust	84,944	826
Government Properties
Income Trust	32,220	803
LTC Properties Inc.	20,417	769
Chesapeake Lodging Trust	29,116	758

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Pennsylvania REIT	39,895	748
	Parkway Properties Inc.	40,243	742
	Capstead Mortgage Corp.	56,058	723
	Hudson Pacific Properties
	Inc.	30,734	701
	American Assets Trust Inc.	20,085	664
*	iStar Financial Inc.	42,594	660
	Franklin Street Properties
	Corp.	52,705	660
	Ramco-Gershenson
	Properties Trust	38,903	650
	Education Realty Trust Inc.	67,148	633
	Sabra Health Care REIT Inc.	22,230	633
	Retail Opportunity
	Investments Corp.	42,344	628
	American Capital Mortgage
	Investment Corp.	30,926	624
*	Starwood Waypoint
	Residential Trust	22,379	607
	STAG Industrial Inc.	25,916	604
	Hersha Hospitality Trust
	Class A	106,707	600
	Brixmor Property Group Inc.	26,989	596
	Associated Estates Realty
	Corp.	33,734	577
	FelCor Lodging Trust Inc.	65,874	574
	Inland Real Estate Corp.	52,793	565
	Investors Real Estate Trust	61,253	538
	Select Income REIT	17,419	508
	Alexander’s Inc.	1,345	504
	Ashford Hospitality Trust Inc.	44,870	502
	Summit Hotel Properties Inc.	49,893	461
	Kite Realty Group Trust	74,157	458
	First Potomac Realty Trust	34,456	437
	Resource Capital Corp.	74,505	434
	Anworth Mortgage Asset
	Corp.	82,429	427
	RAIT Financial Trust	47,994	399
	CoreSite Realty Corp.	12,484	389
	Rouse Properties Inc.	20,024	375
	Excel Trust Inc.	28,118	352
	Apollo Commercial Real
	Estate Finance Inc.	20,552	344
	Silver Bay Realty Trust Corp.	21,857	342
	New York Mortgage Trust
	Inc.	43,593	337
	Saul Centers Inc.	7,236	336
	Apollo Residential
	Mortgage Inc.	19,001	331
*	American Residential
	Properties Inc.	18,040	328
	Campus Crest Communities
	Inc.	37,673	312
	AG Mortgage Investment
	Trust Inc.	16,618	305
	Getty Realty Corp.	15,795	304
	Universal Health Realty
	Income Trust	7,094	302
	Agree Realty Corp.	8,810	271
	Cedar Realty Trust Inc.	43,743	269
	Urstadt Biddle Properties
	Inc. Class A	13,675	268

			Market
			Value•
		Shares	($000)
	Dynex Capital Inc.	30,666	262
	CyrusOne Inc.	11,268	250
	Ashford Hospitality Prime
	Inc.	14,242	239
	Western Asset Mortgage
	Capital Corp.	14,178	234
	Ares Commercial Real
	Estate Corp.	16,762	228
	Winthrop Realty Trust	19,441	226
	Aviv REIT Inc.	8,820	224
	Monmouth Real Estate
	Investment Corp. Class A	23,019	223
	AmREIT Inc.	10,897	189
	Whitestone REIT	12,629	182
	One Liberty Properties Inc.	7,141	157
			416,154
Real Estate Management & Development (1.0%)
*	CBRE Group Inc. Class A	164,822	4,607
*	Realogy Holdings Corp.	85,433	4,055
	Jones Lang LaSalle Inc.	25,965	3,199
*	Howard Hughes Corp.	18,511	2,555
*	Forest City Enterprises Inc.
	Class A	84,223	1,641
	Alexander & Baldwin Inc.	25,143	1,047
	Kennedy-Wilson Holdings
	Inc.	39,698	1,004
*	Altisource Portfolio
	Solutions SA	9,325	917
*	St. Joe Co.	40,450	782
*	Forestar Group Inc.	20,318	383
*	Tejon Ranch Co.	9,344	331
*	Tejon Ranch Co. Warrants
	Exp. 08/31/2016	1,227	5
			20,526
Thrifts & Mortgage Finance (1.3%)
	New York Community
	Bancorp Inc.	258,013	4,123
	Hudson City Bancorp Inc.	278,364	2,644
	People’s United Financial
	Inc.	185,984	2,635
*	Ocwen Financial Corp.	67,494	2,527
*	MGIC Investment Corp.	187,805	1,683
	Radian Group Inc.	101,292	1,575
	Washington Federal Inc.	59,510	1,334
	Capitol Federal Financial Inc.	82,225	999
	Home Loan Servicing
	Solutions Ltd.	41,518	852
	Northwest Bancshares Inc.	55,091	790
	EverBank Financial Corp.	43,000	771
	Astoria Financial Corp.	52,068	713
*	BofI Holding Inc.	6,946	647
*	TFS Financial Corp.	53,942	638
	Provident Financial Services
	Inc.	31,514	585
	Northfield Bancorp Inc.	34,217	433
*	Nationstar Mortgage
	Holdings Inc.	13,258	382
	Brookline Bancorp Inc.	41,399	378
	TrustCo Bank Corp. NY	55,242	373
	Berkshire Hills Bancorp Inc.	14,595	367
	Oritani Financial Corp.	22,707	356

		Market
		Value•
	Shares	($000)
WSFS Financial Corp.	4,837	345
Dime Community
Bancshares Inc.	17,916	301
* Flagstar Bancorp Inc.	13,119	290
* Beneficial Mutual Bancorp
Inc.	20,661	249
* Walker & Dunlop Inc.	12,173	205
United Financial Bancorp Inc.	10,428	184
Rockville Financial Inc.	13,615	179
Federal Agricultural
Mortgage Corp.	5,482	172
OceanFirst Financial Corp.	8,134	154
HomeStreet Inc.	6,248	118
Territorial Bancorp Inc.	4,970	110
		27,112
Total Common Stocks
(Cost $1,831,413)		2,048,050
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.130%
(Cost $137)	136,501	137
Total Investments (100.0%)
(Cost $1,831,550)		2,048,187
Other Assets and Liabilities (0.0%)
Other Assets		24,751
Liabilities[2]		(24,601)
		150
Net Assets (100%)		2,048,337

At February 28, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		2,031,148
Undistributed Net Investment Income		1,949
Accumulated Net Realized Losses		(201,397)
Unrealized Appreciation (Depreciation)		216,637
Net Assets		2,048,337

Admiral Shares—Net Assets
Applicable to 6,692,006 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		149,161
Net Asset Value Per Share—
Admiral Shares		$22.29

ETF Shares—Net Assets
Applicable to 42,703,393 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,899,176
Net Asset Value Per Share—
ETF Shares		$44.47

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $132,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $137,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	17,635
Securities Lending	16
Total Income	17,651
Expenses
The Vanguard Group—Note B
Investment Advisory Services	131
Management and Administrative—
Admiral Shares	63
Management and Administrative—
ETF Shares	668
Marketing and Distribution—
Admiral Shares	14
Marketing and Distribution—
ETF Shares	194
Custodian Fees	24
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	58
Trustees’ Fees and Expenses	1
Total Expenses	1,154
Net Investment Income	16,497
Realized Net Gain (Loss) on
Investment Securities Sold	33,185
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	164,325
Net Increase (Decrease) in Net Assets
Resulting from Operations	214,007

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,497	27,926
Realized Net Gain (Loss)	33,185	36,571
Change in Unrealized Appreciation (Depreciation)	164,325	198,184
Net Increase (Decrease) in Net Assets Resulting from Operations	214,007	262,681
Distributions
Net Investment Income
Admiral Shares	(1,614)	(2,215)
ETF Shares	(19,003)	(23,000)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(20,617)	(25,215)
Capital Share Transactions
Admiral Shares	2,446	37,475
ETF Shares	256,940	479,646
Net Increase (Decrease) from Capital Share Transactions	259,386	517,121
Total Increase (Decrease)	452,776	754,587
Net Assets
Beginning of Period	1,595,561	840,974
End of Period[1]	2,048,337	1,595,561

1 Net Assets—End of Period includes undistributed net investment income of $1,949,000 and $6,069,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.95	$16.05	$14.16	$13.99	$14.72	$20.38
Investment Operations
Net Investment Income	.195	.414	. 320	. 263	. 209.389
Net Realized and Unrealized Gain (Loss)
on Investments	2.395	3.888	1.874	.150	(.715)	(5.596)
Total from Investment Operations	2.590	4.302	2.194	.413	(. 506)	(5.207)
Distributions
Dividends from Net Investment Income	(. 250)	(. 402)	(. 304)	(. 243)	(. 224)	(. 453)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 250)	(. 402)	(. 304)	(. 243)	(. 224)	(. 453)
Net Asset Value, End of Period	$22.29	$19.95	$16.05	$14.16	$13.99	$14.72

Total Return[1]	13.03%	27.13%	15.84%	2.79%	–3.52%	–25.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$149	$132	$73	$62	$65	$74
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.26%	2.16%	1.63%	1.36%	2.97%
Portfolio Turnover Rate[2]	6%	9%	7%	10%	11%	17%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$39.80	$32.03	$28.25	$27.92	$29.38	$40.66
Investment Operations
Net Investment Income	. 391	. 825.639		. 526.417		.784
Net Realized and Unrealized Gain (Loss)
on Investments[1]	4.779	7.747	3.747	. 287	(1.425)	(11.150)
Total from Investment Operations	5.170	8.572	4.386	.813	(1.008)	(10.366)
Distributions
Dividends from Net Investment Income	(. 500)	(.802)	(. 606)	(.483)	(. 452)	(.914)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 500)	(.802)	(. 606)	(.483)	(. 452)	(.914)
Net Asset Value, End of Period	$44.47	$39.80	$32.03	$28.25	$27.92	$29.38

Total Return	13.04%	27.10%	15.87%	2.73%	–3.51%	–25.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,899	$1,464	$768	$544	$464	$580
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.26%	2.16%	1.63%	1.36%	3.00%
Portfolio Turnover Rate[2]	6%	9%	7%	10%	11%	17%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.01 and $.02. Effective May 23, 2012, the redemption fee was eliminated.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $209,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Financials Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $10,515,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $224,067,000 to offset future net capital gains of $27,256,000 through August 31, 2017, $129,445,000 through August 31, 2018, and $67,366,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $1,831,655,000. Net unrealized appreciation of investment securities for tax purposes was $216,532,000, consisting of unrealized gains of $275,288,000 on securities that had risen in value since their purchase and $58,756,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $346,597,000 of investment securities and sold $87,806,000 of investment securities, other than temporary cash investments. Purchases and sales include $286,029,000 and $30,538,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	25,210	1,161	74,041	3,996
Issued in Lieu of Cash Distributions	1,475	68	1,987	111
Redeemed	(24,239)	(1,131)	(38,553)	(2,053)
Net Increase (Decrease) —Admiral Shares	2,446	98	37,475	2,054
ETF Shares
Issued	287,492	6,616	511,402	13,606
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(30,552)	(700)	(31,756)	(800)
Net Increase (Decrease)—ETF Shares	256,940	5,916	479,646	12,806

At February 28, 2014, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol		VHCIX	VHT
Expense Ratio[1]		0.14%	0.14%
30-Day SEC Yield		1.29%	1.29%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	295	293	2,483
Median Market Cap	$62.0B	$62.0B	$42.9B
Price/Earnings Ratio	27.5x	27.5x	19.7x
Price/Book Ratio	4.0x	4.0x	2.6x
Return on Equity	20.0%	20.0%	17.0%
Earnings Growth Rate	7.1%	7.1%	12.0%
Dividend Yield	1.4%	1.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
MSCI US
IMI/Health Care		MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.73
Beta	1.00	0.76
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Biotechnology		21.6%
Health Care Distributors		3.6
Health Care Equipment		15.0
Health Care Facilities		2.0
Health Care Services		4.3
Health Care Supplies		1.2
Health Care Technology		1.4
Life Sciences Tools & Services		4.8
Managed Health Care		6.7
Pharmaceuticals		39.4

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	Pharmaceuticals	9.5%
Pfizer Inc.	Pharmaceuticals	7.6
Merck & Co. Inc.	Pharmaceuticals	6.1
Gilead Sciences Inc.	Biotechnology	4.6
Amgen Inc.	Biotechnology	3.4
Bristol-Myers Squibb Co.	Pharmaceuticals	3.2
AbbVie Inc.	Pharmaceuticals	3.0
Biogen Idec Inc.	Biotechnology	2.9
UnitedHealth	Managed
Group Inc.	Health Care	2.8
Celgene Corp.	Biotechnology	2.4
Top Ten		45.5%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.13% for Admiral Shares and 0.13% for ETF Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		42.66%	19.36%	8.75%
Net Asset Value		42.67	19.37	8.75
Admiral Shares	2/5/2004	42.68	19.37	8.74

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Biotechnology (21.6%)
*	Gilead Sciences Inc.	1,922,449	159,160
	Amgen Inc.	945,516	117,263
*	Biogen Idec Inc.	296,188	100,905
*	Celgene Corp.	516,731	83,064
*	Alexion Pharmaceuticals
	Inc.	246,150	43,519
*	Regeneron
	Pharmaceuticals Inc.	97,796	32,517
*	Vertex Pharmaceuticals
	Inc.	293,403	23,725
*	BioMarin Pharmaceutical
	Inc.	178,478	14,457
*	Incyte Corp. Ltd.	181,964	11,693
*	Pharmacyclics Inc.	78,692	10,911
*	Alkermes plc	163,123	7,939
*	Isis Pharmaceuticals Inc.	145,764	7,434
*	Cubist Pharmaceuticals
	Inc.	92,925	7,389
*	Seattle Genetics Inc.	130,672	6,872
*	Medivation Inc.	94,741	6,813
*	United Therapeutics Corp.	59,955	6,081
*	Intercept Pharmaceuticals
	Inc.	14,464	5,937
*	Alnylam Pharmaceuticals
	Inc.	71,735	5,828
*	Cepheid Inc.	84,571	4,538
*	NPS Pharmaceuticals Inc.	127,001	4,442
*	Theravance Inc.	104,082	3,851
*	Puma Biotechnology Inc.	30,427	3,537
*	Myriad Genetics Inc.	93,845	3,398
*	InterMune Inc.	111,122	3,338
*	Celldex Therapeutics Inc.	101,802	2,975
*,^	Opko Health Inc.	275,807	2,626
*	Synageva BioPharma Corp.	22,818	2,617
*	ACADIA Pharmaceuticals
	Inc.	85,533	2,421
*	Clovis Oncology Inc.	25,572	2,036
*	ARIAD Pharmaceuticals
	Inc.	231,918	2,015
*	Ironwood Pharmaceuticals
	Inc. Class A	138,393	2,008
*	Halozyme Therapeutics
	Inc.	128,867	1,816
*	Keryx Biopharmaceuticals
	Inc.	111,744	1,793
*	Acorda Therapeutics Inc.	48,380	1,773
*,^	Arena Pharmaceuticals
	Inc.	271,798	1,769
*	ImmunoGen Inc.	107,005	1,755
*	Exelixis Inc.	243,005	1,716
*	Neurocrine Biosciences
	Inc.	95,095	1,677
*	Ligand Pharmaceuticals
	Inc.	22,955	1,601
*	Novavax Inc.	248,635	1,591

			Market
			Value•
		Shares	($000)
*	MannKind Corp.	246,548	1,526
	PDL BioPharma Inc.	176,037	1,509
*	Dyax Corp.	150,511	1,455
*	Aegerion Pharmaceuticals
	Inc.	25,276	1,384
*	Sangamo BioSciences Inc.	75,690	1,378
*	Sarepta Therapeutics Inc.	44,866	1,302
*	Exact Sciences Corp.	88,548	1,191
*	Raptor Pharmaceutical Corp.	74,463	1,179
*	Prothena Corp. plc	27,085	975
*	NewLink Genetics Corp.	20,973	927
*	Emergent Biosolutions Inc.	36,441	902
*	XOMA Corp.	103,524	865
*	Momenta Pharmaceuticals
	Inc.	58,422	865
*	TESARO Inc.	24,528	810
*	KYTHERA
	Biopharmaceuticals Inc.	16,107	805
*,^	Organovo Holdings Inc.	76,964	791
*	Orexigen Therapeutics Inc.	112,256	779
*	Receptos Inc.	16,443	763
*	MiMedx Group Inc.	104,149	745
*	Portola Pharmaceuticals Inc.	29,910	729
*	Infinity Pharmaceuticals Inc.	45,275	710
*	PTC Therapeutics Inc.	21,973	689
*	Spectrum Pharmaceuticals
	Inc.	79,782	666
*	Array BioPharma Inc.	132,798	640
*	Dynavax Technologies
	Corp.	332,086	618
*	Idenix Pharmaceuticals Inc.	84,027	573
*,^	Merrimack Pharmaceuticals
	Inc.	114,445	570
*,^	Dendreon Corp.	197,279	568
*	Lexicon Pharmaceuticals
	Inc.	284,867	510
*	Genomic Health Inc.	18,833	497
*	Immunomedics Inc.	100,311	475
*	Synergy Pharmaceuticals
	Inc.	78,280	475
*	Synta Pharmaceuticals Corp.	74,252	459
*	Bluebird Bio Inc.	17,882	456
*,^	Protalix BioTherapeutics Inc.	94,389	456
*	Insys Therapeutics Inc.	6,527	439
*	AMAG Pharmaceuticals Inc.	20,424	423
*	Rigel Pharmaceuticals Inc.	107,196	369
*	Epizyme Inc.	11,854	354
*	Achillion Pharmaceuticals
	Inc.	93,592	328
*	Enanta Pharmaceuticals Inc.	8,740	322
*	Hyperion Therapeutics Inc.	10,193	316
*	Curis Inc.	102,896	314
*	Osiris Therapeutics Inc.	20,508	313
*	Threshold Pharmaceuticals
	Inc.	57,551	288
*	Sunesis Pharmaceuticals
	Inc.	43,653	286

			Market
			Value•
		Shares	($000)
*	Navidea Biopharmaceuticals
	Inc.	153,830	285
*	Stemline Therapeutics Inc.	10,732	278
*	Regulus Therapeutics Inc.	17,885	201
*	Ambit Biosciences Corp.	10,930	119
*	Cubist Pharmaceutic-CVR	19,046	14
*	Cubist Pharmaceuticals,
	Inc. CVR	31,107	4
			740,695
Health Care Equipment & Supplies (16.2%)
	Abbott Laboratories	1,940,733	77,202
	Medtronic Inc.	1,252,088	74,199
	Baxter International Inc.	681,180	47,342
	Covidien plc	567,869	40,858
	Stryker Corp.	379,978	30,489
	Becton Dickinson and Co.	243,696	28,079
	St. Jude Medical Inc.	366,318	24,661
*	Boston Scientific Corp.	1,675,924	21,955
*	Intuitive Surgical Inc.	47,790	21,258
	Zimmer Holdings Inc.	214,678	20,145
	CR Bard Inc.	92,837	13,383
*	Varian Medical Systems
	Inc.	132,623	11,118
*	CareFusion Corp.	265,232	10,750
*	Edwards Lifesciences
	Corp.	137,300	9,578
*	IDEXX Laboratories Inc.	65,069	8,192
	DENTSPLY International
	Inc.	178,266	8,090
	Cooper Cos. Inc.	61,442	7,877
	ResMed Inc.	177,956	7,834
*	Hologic Inc.	342,831	7,467
	Teleflex Inc.	51,528	5,255
*	Sirona Dental Systems
	Inc.	68,854	4,851
*	Align Technology Inc.	80,002	4,186
*	DexCom Inc.	89,418	4,033
	West Pharmaceutical
	Services Inc.	87,445	3,986
*	Alere Inc.	96,927	3,561
	STERIS Corp.	73,827	3,407
*	Insulet Corp.	67,893	3,219
	Hill-Rom Holdings Inc.	73,192	2,769
*	Thoratec Corp.	71,884	2,670
*	Cyberonics Inc.	34,245	2,345
*	Haemonetics Corp.	64,244	2,344
*	NuVasive Inc.	55,900	2,054
*	Neogen Corp.	43,087	1,867
*	HeartWare International
	Inc.	18,669	1,793
*	Wright Medical Group Inc.	55,735	1,773
*	Masimo Corp.	67,269	1,719
*	ArthroCare Corp.	35,594	1,717
	CONMED Corp.	34,193	1,594
*	Spectranetics Corp.	51,018	1,528
*	Integra LifeSciences
	Holdings Corp.	31,585	1,486
*	Globus Medical Inc.	61,853	1,463

Health Care Index Fund

			Market
			Value•
		Shares	($000)
	Analogic Corp.	15,493	1,460
*	Volcano Corp.	67,960	1,458
	Cantel Medical Corp.	43,947	1,422
*	ABIOMED Inc.	46,756	1,318
*	Greatbatch Inc.	29,924	1,297
	Meridian Bioscience Inc.	52,186	1,089
*	Quidel Corp.	37,814	1,060
*	Cardiovascular Systems Inc.	29,591	1,036
*	Endologix Inc.	75,539	1,020
*	Abaxis Inc.	26,484	1,005
*	Natus Medical Inc.	38,319	962
*	ICU Medical Inc.	16,521	956
*	NxStage Medical Inc.	63,773	885
*	Tornier NV	45,694	877
*	Accuray Inc.	88,786	833
*	Cynosure Inc. Class A	25,326	780
*	Merit Medical Systems Inc.	50,907	768
	Invacare Corp.	36,399	721
*	Staar Surgical Co.	45,978	651
*	Antares Pharma Inc.	136,735	608
	Atrion Corp.	1,991	576
*	GenMark Diagnostics Inc.	45,507	567
*	Orthofix International NV	24,452	543
*	AngioDynamics Inc.	32,708	504
*,^	Unilife Corp.	106,299	492
*	Symmetry Medical Inc.	46,509	492
*	OraSure Technologies Inc.	69,724	484
*	SurModics Inc.	17,674	440
*	TearLab Corp.	33,847	272
*	Exactech Inc.	10,962	255
*,^	PhotoMedex Inc.	14,996	220
*	Wright Medical Group Inc.
	CVR	14,554	5
			555,153
Health Care Providers & Services (16.6%)
	UnitedHealth Group Inc.	1,262,333	97,540
*	Express Scripts Holding
	Co.	1,011,424	76,170
	McKesson Corp.	288,384	51,058
	WellPoint Inc.	370,770	33,588
	Aetna Inc.	461,319	33,543
	Cardinal Health Inc.	428,648	30,661
	Cigna Corp.	346,942	27,613
	Humana Inc.	195,778	22,017
*	HCA Holdings Inc.	393,439	20,144
	AmerisourceBergen Corp.
	Class A	288,942	19,605
*	DaVita HealthCare
	Partners Inc.	226,207	15,547
*	Henry Schein Inc.	107,723	12,823
*	Laboratory Corp. of
	America Holdings	109,686	10,260
	Quest Diagnostics Inc.	182,590	9,677
	Universal Health Services
	Inc. Class B	113,823	9,138
*	MEDNAX Inc.	126,940	7,721
	Omnicare Inc.	129,325	7,617
*	Community Health
	Systems Inc.	141,680	5,881
*	Tenet Healthcare Corp.	124,519	5,494
*	Centene Corp.	68,587	4,368
	Patterson Cos. Inc.	104,546	4,303
*	Brookdale Senior Living
	Inc. Class A	124,422	4,173
*	Team Health Holdings Inc.	86,910	3,913
	HealthSouth Corp.	109,199	3,569
*	VCA Antech Inc.	111,168	3,443
*	Envision Healthcare
	Holdings Inc.	102,097	3,437

			Market
			Value•
		Shares	($000)
*	Health Net Inc.	99,465	3,387
*	WellCare Health Plans Inc.	54,510	3,370
*	LifePoint Hospitals Inc.	59,377	3,221
	Owens & Minor Inc.	78,962	2,742
*	MWI Veterinary Supply Inc.	15,201	2,477
*	Air Methods Corp.	43,636	2,357
*	Magellan Health Services
	Inc.	33,465	2,046
*	Acadia Healthcare Co. Inc.	41,214	2,038
	Chemed Corp.	22,110	1,871
*	Amsurg Corp. Class A	40,659	1,783
*	Emeritus Corp.	51,038	1,609
*	Hanger Inc.	43,716	1,550
	Kindred Healthcare Inc.	68,068	1,474
*	ExamWorks Group Inc.	39,575	1,440
*	Molina Healthcare Inc.	37,214	1,402
*	Premier Inc. Class A	40,607	1,358
*	IPC The Hospitalist Co. Inc.	19,881	1,021
*	Capital Senior Living Corp.	36,375	925
	Ensign Group Inc.	23,252	921
*	PharMerica Corp.	36,919	890
*	AMN Healthcare Services
	Inc.	57,742	804
*	Bio-Reference Labs Inc.	31,274	790
*	Corvel Corp.	14,810	681
*	Amedisys Inc.	39,785	675
*	Healthways Inc.	42,918	642
*	BioScrip Inc.	84,914	605
	National Healthcare Corp.	11,411	588
	Select Medical Holdings
	Corp.	51,863	581
	Landauer Inc.	11,815	573
	US Physical Therapy Inc.	15,201	504
*	Accretive Health Inc.	60,445	500
*	Triple-S Management Corp.
	Class B	29,526	495
*	LHC Group Inc.	18,844	444
*	Gentiva Health Services Inc.	36,066	386
	Universal American Corp.	49,542	371
*	Addus HomeCare Corp.	7,342	211
*	National Research Corp.
	Class A	9,913	173
			570,208
Health Care Technology (1.4%)
*	Cerner Corp.	387,814	23,800
*	athenahealth Inc.	46,681	9,050
*	Medidata Solutions Inc.	60,104	3,853
*	Allscripts Healthcare
	Solutions Inc.	200,047	3,715
*	HMS Holdings Corp.	109,959	2,250
*	MedAssets Inc.	68,476	1,663
*	Omnicell Inc.	43,588	1,254
	Quality Systems Inc.	55,423	968
	Computer Programs &
	Systems Inc.	13,330	912
*	HealthStream Inc.	24,958	719
*	Vocera Communications Inc.	19,048	324
*	Merge Healthcare Inc.	80,734	203
			48,711
Life Sciences Tools & Services (4.8%)
	Thermo Fisher Scientific
	Inc.	453,612	56,493
*	Illumina Inc.	158,706	27,216
	Agilent Technologies Inc.	415,216	23,638
*	Waters Corp.	106,717	11,888
*	Mettler-Toledo
	International Inc.	37,471	9,209
*	Covance Inc.	70,508	7,302
	PerkinElmer Inc.	140,068	6,348

			Market
			Value•
		Shares	($000)
	Techne Corp.	43,896	3,900
*	PAREXEL International
	Corp.	70,322	3,767
*	Charles River Laboratories
	International Inc.	61,278	3,641
*	Bio-Rad Laboratories Inc.
	Class A	24,955	3,237
*	Bruker Corp.	114,694	2,608
*	Quintiles Transnational
	Holdings Inc.	32,229	1,745
*	Fluidigm Corp.	28,614	1,341
*	Luminex Corp.	46,321	856
*	Cambrex Corp.	38,064	764
*	Affymetrix Inc.	84,022	649
*	Accelerate Diagnostics Inc.	28,620	423
*	Sequenom Inc.	148,580	352
			165,377
Pharmaceuticals (39.4%)
	Johnson & Johnson	3,537,526	325,877
	Pfizer Inc.	8,127,843	260,985
	Merck & Co. Inc.	3,663,648	208,791
	Bristol-Myers Squibb Co.	2,064,475	111,007
	AbbVie Inc.	1,994,601	101,545
	Eli Lilly & Co.	1,272,807	75,872
*	Actavis plc	218,454	48,239
	Allergan Inc.	373,070	47,380
*	Forest Laboratories Inc.	304,355	29,696
	Perrigo Co. plc	167,872	27,605
*	Mylan Inc.	480,563	26,705
	Zoetis Inc.	627,635	19,469
*	Endo Health Solutions Inc.	157,558	12,576
*	Jazz Pharmaceuticals plc	61,816	9,393
*	Hospira Inc.	207,329	8,973
*	Salix Pharmaceuticals Ltd.	78,972	8,523
*	Mallinckrodt plc	72,176	4,886
	Questcor Pharmaceuticals
	Inc.	76,351	4,638
*	Pacira Pharmaceuticals Inc.	35,303	2,762
*	Medicines Co.	80,245	2,452
*	Akorn Inc.	90,438	2,335
*	Impax Laboratories Inc.	82,085	2,115
*	Nektar Therapeutics	156,182	2,004
*	Prestige Brands Holdings
	Inc.	63,805	1,818
*	Auxilium Pharmaceuticals
	Inc.	58,574	1,801
*	Cadence Pharmaceuticals
	Inc.	69,546	973
*	Depomed Inc.	71,542	862
*	AVANIR Pharmaceuticals
	Inc.	181,648	756
*	Vivus Inc.	120,246	725
*	Hi-Tech Pharmacal Co. Inc.	14,639	635
*	XenoPort Inc.	73,676	460
*	Endocyte Inc.	33,896	446
*	Ampio Pharmaceuticals
	Inc.	57,014	406
*	Sagent Pharmaceuticals
	Inc.	17,448	369
*	AcelRx Pharmaceuticals
	Inc.	30,969	354
*	Cempra Inc.	24,121	275
*	Sciclone Pharmaceuticals
	Inc.	56,717	264
			1,353,972
Total Common Stocks
(Cost $2,540,034)			3,434,116

Health Care Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market Liquidity
Fund, 0.130%	3,509,101	3,509

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Federal Home Loan Bank
Discount Notes, 0.120%,
5/28/14	100	100
[3,4] Federal Home Loan Bank
Discount Notes, 0.125%,
5/30/14	100	100
		200
Total Temporary Cash Investments
(Cost $3,709)		3,709
Total Investments (100.1%)
(Cost $2,543,743)		3,437,825
Other Assets and Liabilities (–0.1%)
Other Assets		20,390
Liabilities[2]		(22,495)
		(2,105)
Net Assets (100%)		3,435,720

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,549,523
Undistributed Net Investment Income	5,916
Accumulated Net Realized Losses	(13,801)
Unrealized Appreciation (Depreciation)	894,082
Net Assets	3,435,720

Admiral Shares—Net Assets
Applicable to 6,709,217 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	366,296
Net Asset Value Per Share—
Admiral Shares	$54.60

ETF Shares—Net Assets
Applicable to 28,122,576 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,069,424
Net Asset Value Per Share—
ETF Shares	$109.14

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,263,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $3,509,000 of collateral received for securities on loan.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $200,000 have been segregated as initial margin for futures contracts that were closed on February 28, 2014, and settled after month-end.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	19,965
Interest[1]	1
Securities Lending	230
Total Income	20,196
Expenses
The Vanguard Group—Note B
Investment Advisory Services	174
Management and Administrative—
Admiral Shares	148
Management and Administrative—
ETF Shares	965
Marketing and Distribution—
Admiral Shares	20
Marketing and Distribution—
ETF Shares	257
Custodian Fees	12
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	92
Trustees’ Fees and Expenses	1
Total Expenses	1,670
Net Investment Income	18,526
Realized Net Gain (Loss)
Investment Securities Sold	46,315
Futures Contracts	169
Realized Net Gain (Loss)	46,484
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	473,539
Net Increase (Decrease) in Net Assets
Resulting from Operations	538,549

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,526	25,751
Realized Net Gain (Loss)	46,484	9,411
Change in Unrealized Appreciation (Depreciation)	473,539	340,865
Net Increase (Decrease) in Net Assets Resulting from Operations	538,549	376,027
Distributions
Net Investment Income
Admiral Shares	(3,382)	(1,915)
ETF Shares	(26,834)	(17,154)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(30,216)	(19,069)
Capital Share Transactions
Admiral Shares	62,048	112,185
ETF Shares	700,775	703,392
Net Increase (Decrease) from Capital Share Transactions	762,823	815,577
Total Increase (Decrease)	1,271,156	1,172,535
Net Assets
Beginning of Period	2,164,564	992,029
End of Period[2]	3,435,720	2,164,564

1 Interest income from an affiliated company of the fund was $1,000.

2 Net Assets—End of Period includes undistributed net investment income of $5,916,000 and $17,606,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$44.99	$35.18	$29.81	$24.87	$25.19	$28.68
Investment Operations
Net Investment Income	.349[1]	.580	.599	.533	.729[2]	.398
Net Realized and Unrealized Gain (Loss)
on Investments	9.830	9.831	5.298	4.888	(.312)	(3.524)
Total from Investment Operations	10.179	10.411	5.897	5.421	.417	(3.126)
Distributions
Dividends from Net Investment Income	(. 569)	(.601)	(. 527)	(.481)	(.737)	(. 364)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 569)	(.601)	(. 527)	(.481)	(.737)	(. 364)
Net Asset Value, End of Period	$54.60	$44.99	$35.18	$29.81	$24.87	$25.19

Total Return [3]	22.75%	30.00%	20.08%	21.90%	1.41%	–10.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$366	$247	$98	$75	$54	$111
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.69%	1.92%	1.74%	2.74%[2]	1.75%
Portfolio Turnover Rate[4]	5%	5%	9%	9%	10%	6%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.30 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.

3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$89.94	$70.32	$59.58	$49.72	$50.37	$57.36
Investment Operations
Net Investment Income	.698[1]	1.155	1.197	1.057	1.483[2]	.809
Net Realized and Unrealized Gain (Loss)
on Investments	19.638	19.663	10.592	9.782	(. 646)	(7.045)
Total from Investment Operations	20.336	20.818	11.789	10.839	. 837	(6.236)
Distributions
Dividends from Net Investment Income	(1.136)	(1.198)	(1.049)	(. 979)	(1.487)	(.754)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(1.136)	(1.198)	(1.049)	(. 979)	(1.487)	(.754)
Net Asset Value, End of Period	$109.14	$89.94	$70.32	$59.58	$49.72	$50.37

Total Return	22.73%	30.01%	20.07%	21.90%	1.40%	–10.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,069	$1,918	$894	$692	$558	$554
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.69%	1.92%	1.74%	2.74%[2]	1.78%
Portfolio Turnover Rate[3]	5%	5%	9%	9%	10%	6%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.62 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at February 28, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs

Health Care Index Fund

in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $324,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,434,112	—	4
Temporary Cash Investments	3,509	200	—
Futures Contracts—Assets[1]	12	—	—
Futures Contracts—Liabilities[1]	(6)	—	—
Total	3,437,627	200	4
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $33,184,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Health Care Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $27,200,000 to offset future net capital gains of $5,625,000 through August 31, 2018, and $21,575,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $2,543,743,000. Net unrealized appreciation of investment securities for tax purposes was $894,082,000, consisting of unrealized gains of $906,091,000 on securities that had risen in value since their purchase and $12,009,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $890,472,000 of investment securities and sold $140,301,000 of investment securities, other than temporary cash investments. Purchases and sales include $729,147,000 and $76,303,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	98,580	1,956	150,894	3,643
Issued in Lieu of Cash Distributions	3,071	62	1,689	47
Redeemed	(39,603)	(794)	(40,398)	(985)
Net Increase (Decrease) —Admiral Shares	62,048	1,224	112,185	2,705
ETF Shares
Issued	780,772	7,600	727,352	8,906
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(79,997)	(800)	(23,960)	(300)
Net Increase (Decrease)—ETF Shares	700,775	6,800	703,392	8,606

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol		VINAX	VIS
Expense Ratio[1]		0.14%	0.14%
30-Day SEC Yield		1.66%	1.66%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	346	346	2,483
Median Market Cap	$31.8B	$31.8B	$42.9B
Price/Earnings Ratio	20.3x	20.3x	19.7x
Price/Book Ratio	3.3x	3.3x	2.6x
Return on Equity	17.6%	17.6%	17.0%
Earnings Growth Rate	11.5%	11.5%	12.0%
Dividend Yield	1.8%	1.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Industrials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.89
Beta		1.00	1.18

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aerospace & Defense	22.3%
Air Freight & Logistics	5.5
Airlines	3.7
Building Products	2.1
Construction & Engineering	2.7
Construction & Farm Machinery
& Heavy Trucks	8.4
Diversified Support Services	1.1
Electrical Components & Equipment	7.0
Environmental & Facilities Services	2.3
Human Resource & Employment Services	1.2
Industrial Conglomerates	16.6
Industrial Machinery	10.5
Railroads	6.5
Research & Consulting Services	2.3
Security & Alarm Services	1.1
Trading Companies & Distributors	2.9
Trucking	2.0
Other Industrials	1.8

Ten Largest Holdings (% of total net assets)

General Electric Co.	Industrial Conglomerates	10.8%
United Technologies
Corp.	Aerospace & Defense	4.3
Boeing Co.	Aerospace & Defense	3.9
3M Co.	Industrial Conglomerates	3.6
Union Pacific Corp.	Railroads	3.5
Honeywell
International Inc.	Aerospace & Defense	2.9
United Parcel
Service Inc. Class B	Air Freight & Logistics	2.9
Caterpillar Inc.	Construction
	& Farm Machinery
	& Heavy Trucks	2.6
Emerson	Electrical Components
Electric Co.	& Equipment	1.9
Danaher Corp.	Industrial Conglomerates	1.9
Top Ten		38.3%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.13% for Admiral Shares and 0.13% for ETF Shares.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2014

For a benchmark description, see the Glossary.

Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		41.91%	20.36%	9.72%
Net Asset Value		41.93	20.38	9.72
Admiral Shares	5/8/2006	41.92	20.38	7.27

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (22.4%)
	United Technologies Corp.	628,877	73,591
	Boeing Co.	515,018	66,396
	Honeywell International
	Inc.	537,786	50,789
	Lockheed Martin Corp.	196,438	31,882
	Precision Castparts Corp.	104,793	27,024
	General Dynamics Corp.	216,015	23,662
	Raytheon Co.	230,532	22,571
	Northrop Grumman Corp.	152,219	18,423
	Textron Inc.	202,654	8,045
	Rockwell Collins Inc.	92,677	7,650
	L-3 Communications
	Holdings Inc.	63,881	7,372
	TransDigm Group Inc.	36,067	6,425
*	B/E Aerospace Inc.	71,740	6,044
	Huntington Ingalls
	Industries Inc.	35,706	3,618
*	Hexcel Corp.	72,080	3,244
	Alliant Techsystems Inc.	23,099	3,114
	Exelis Inc.	135,764	2,774
*	Teledyne Technologies Inc.	25,685	2,517
*	Spirit Aerosystems
	Holdings Inc. Class A	87,259	2,516
	Triumph Group Inc.	37,663	2,456
*	Esterline Technologies
	Corp.	22,650	2,439
	Curtiss-Wright Corp.	30,589	2,085
*	Moog Inc. Class A	28,718	1,778
*	DigitalGlobe Inc.	43,379	1,348
	HEICO Corp. Class A	27,240	1,251
*	Orbital Sciences Corp.	43,554	1,238
	HEICO Corp.	14,655	911
	AAR Corp.	29,023	839
	Cubic Corp.	14,688	764
*	Taser International Inc.	37,672	724
*	GenCorp Inc.	35,734	666
*	Engility Holdings Inc.	12,694	530
*	Astronics Corp.	7,787	521
*	Aerovironment Inc.	13,570	424
	American Science &
	Engineering Inc.	5,795	381
*	KEYW Holding Corp.	19,578	358
	National Presto Industries
	Inc.	3,392	261
*	Kratos Defense & Security
	Solutions Inc.	31,930	249
			386,880
Air Freight & Logistics (5.5%)
	United Parcel Service Inc.
	Class B	516,381	49,454
	FedEx Corp.	217,015	28,935
	Expeditors International
	of Washington Inc.	148,289	5,859
	CH Robinson Worldwide
	Inc.	109,298	5,668

			Market
			Value•
		Shares	($000)
*	Hub Group Inc. Class A	26,762	1,046
*	XPO Logistics Inc.	32,714	1,028
	Forward Air Corp.	22,002	952
	UTi Worldwide Inc.	75,613	744
*	Atlas Air Worldwide
	Holdings Inc.	18,286	551
*	Park-Ohio Holdings Corp.	5,625	296
*	Air Transport Services
	Group Inc.	36,758	235
*	Echo Global Logistics Inc.	9,935	158
			94,926
Airlines (3.7%)
	Delta Air Lines Inc.	617,228	20,498
*	United Continental
	Holdings Inc.	260,838	11,727
	Southwest Airlines Co.	502,197	11,269
*,^	American Airlines Group
	Inc.	231,162	8,537
	Alaska Air Group Inc.	50,286	4,357
*	Spirit Airlines Inc.	52,429	2,961
*	JetBlue Airways Corp.	172,665	1,525
	Allegiant Travel Co. Class A	10,808	1,073
	SkyWest Inc.	36,764	467
*	Hawaiian Holdings Inc.	35,003	421
*	Republic Airways Holdings
	Inc.	34,666	332
			63,167
Building Products (2.1%)
	Masco Corp.	257,814	6,020
	Fortune Brands Home &
	Security Inc.	119,980	5,608
*	Allegion plc	69,196	3,761
*	Owens Corning	80,610	3,689
	Lennox International Inc.	33,900	3,115
	AO Smith Corp.	56,221	2,794
*	USG Corp.	54,734	1,934
*	Armstrong World
	Industries Inc.	29,201	1,603
	Simpson Manufacturing
	Co. Inc.	29,986	1,060
*	Trex Co. Inc.	10,822	846
	Universal Forest Products
	Inc.	14,570	812
	Apogee Enterprises Inc.	21,088	722
	AAON Inc.	20,809	622
	Quanex Building Products
	Corp.	26,149	508
*	Nortek Inc.	6,837	495
	Griffon Corp.	35,886	445
*	Gibraltar Industries Inc.	20,650	380
*	NCI Building Systems Inc.	20,742	354
*	Builders FirstSource Inc.	34,015	293
*	American Woodmark Corp.	7,942	255
*	Patrick Industries Inc.	4,816	203
*	Ply Gem Holdings Inc.	14,101	180
			35,699

			Market
			Value•
		Shares	($000)
Commercial Services & Supplies (5.6%)
	Tyco International Ltd.	335,981	14,172
	Waste Management Inc.	321,281	13,333
	Republic Services Inc.
	Class A	207,644	7,083
*	Stericycle Inc.	61,854	7,051
	Cintas Corp.	73,453	4,456
	ADT Corp.	138,160	4,243
	Pitney Bowes Inc.	145,932	3,714
	Waste Connections Inc.	84,489	3,656
	KAR Auction Services Inc.	100,237	3,123
*	Copart Inc.	81,544	2,971
	Iron Mountain Inc.	103,274	2,809
	RR Donnelley & Sons Co.	142,899	2,734
*	Clean Harbors Inc.	41,836	1,977
	Deluxe Corp.	36,449	1,840
	Covanta Holding Corp.	84,789	1,526
	Rollins Inc.	47,611	1,422
*	Tetra Tech Inc.	46,698	1,349
	Healthcare Services Group
	Inc.	47,983	1,292
*	Mobile Mini Inc.	28,417	1,279
	UniFirst Corp.	10,971	1,203
	Herman Miller Inc.	42,489	1,197
	Mine Safety Appliances Co.	22,845	1,175
	HNI Corp.	32,893	1,169
	United Stationers Inc.	27,276	1,163
	Brink’s Co.	34,756	1,057
	Steelcase Inc. Class A	64,863	964
	ABM Industries Inc.	33,807	954
	Interface Inc. Class A	48,111	927
	G&K Services Inc. Class A	14,319	897
*	Team Inc.	14,439	624
	McGrath RentCorp	17,720	574
	Knoll Inc.	34,194	532
	US Ecology Inc.	14,667	527
*	ACCO Brands Corp.	80,594	477
	West Corp.	18,552	466
	Kimball International Inc.
	Class B	20,221	379
*	EnerNOC Inc.	17,188	373
	Quad/Graphics Inc.	15,374	344
	Viad Corp.	13,705	330
	Multi-Color Corp.	9,217	312
	Ennis Inc.	18,519	293
*	SP Plus Corp.	10,845	285
*	InnerWorkings Inc.	23,420	185
*	Performant Financial Corp.	20,088	159
	Schawk Inc. Class A	9,143	128
*	Heritage-Crystal Clean Inc.	6,380	115
			96,839
Construction & Engineering (2.7%)
	Fluor Corp.	117,746	9,148
	Chicago Bridge & Iron Co.
	NV	69,812	5,877
*	Jacobs Engineering Group
	Inc.	94,974	5,760

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Quanta Services Inc.	153,070	5,390
	KBR Inc.	106,641	2,945
	URS Corp.	54,178	2,519
*	Foster Wheeler AG	71,248	2,289
	EMCOR Group Inc.	48,644	2,276
*	AECOM Technology Corp.	63,701	2,035
*	MasTec Inc.	41,513	1,700
	Granite Construction Inc.	26,805	985
	Primoris Services Corp.	23,818	745
*	Dycom Industries Inc.	24,416	705
*	Tutor Perini Corp.	27,986	690
*	Aegion Corp. Class A	27,618	639
	Comfort Systems USA Inc.	26,291	432
*	MYR Group Inc.	14,891	347
*	Great Lakes Dredge &
	Dock Corp.	40,178	332
*	Furmanite Corp.	26,543	314
*	Northwest Pipe Co.	6,661	236
*	Layne Christensen Co.	12,511	222
*	Orion Marine Group Inc.	19,260	217
*	Pike Corp.	16,607	172
*	Ameresco Inc. Class A	12,660	130
			46,105
Electrical Equipment (7.2%)
	Emerson Electric Co.	507,864	33,143
	Eaton Corp. plc	342,321	25,575
	Rockwell Automation Inc.	99,948	12,278
	Roper Industries Inc.	71,583	9,708
	AMETEK Inc.	176,420	9,393
	Hubbell Inc. Class B	37,502	4,483
	Acuity Brands Inc.	31,020	4,375
*	Sensata Technologies
	Holding NV	105,752	4,298
	Generac Holdings Inc.	49,598	2,826
	Babcock & Wilcox Co.	80,265	2,645
	EnerSys Inc.	34,156	2,426
	Regal-Beloit Corp.	30,970	2,282
*	SolarCity Corp.	20,606	1,751
	Franklin Electric Co. Inc.	29,198	1,273
*	Polypore International Inc.	32,497	1,125
	General Cable Corp.	36,066	1,110
	Brady Corp. Class A	34,649	927
*	GrafTech International Ltd.	88,496	858
	AZZ Inc.	18,626	826
	Encore Wire Corp.	14,373	752
*	II-VI Inc.	39,051	640
*	Thermon Group Holdings
	Inc.	19,836	482
	Powell Industries Inc.	6,750	460
*	Capstone Turbine Corp.	228,038	408
	Global Power Equipment
	Group Inc.	12,157	223
*	Power Solutions
	International Inc.	2,916	216
*	Vicor Corp.	12,982	140
	Preformed Line Products
	Co.	1,731	107
			124,730
Industrial Conglomerates (16.5%)
	General Electric Co.	7,299,014	185,906
	3M Co.	461,434	62,169
	Danaher Corp.	427,537	32,702
	Carlisle Cos. Inc.	45,806	3,634
	Raven Industries Inc.	26,423	966
			285,377
Machinery (18.9%)
	Caterpillar Inc.	459,089	44,518
	Illinois Tool Works Inc.	304,190	25,096
	Deere & Co.	262,454	22,553
	Cummins Inc.	128,473	18,747

			Market
			Value•
		Shares	($000)
	PACCAR Inc.	255,616	16,830
	Parker Hannifin Corp.	107,570	12,968
	Ingersoll-Rand plc	209,816	12,828
	Pentair Ltd.	143,681	11,611
	Dover Corp.	122,919	11,591
	Stanley Black & Decker Inc.	106,287	8,826
	Flowserve Corp.	100,529	8,164
	Pall Corp.	80,096	6,888
	Wabtec Corp.	69,337	5,503
	Xylem Inc.	133,177	5,240
	Snap-on Inc.	42,068	4,719
*	WABCO Holdings Inc.	44,793	4,589
*	Colfax Corp.	63,746	4,534
	IDEX Corp.	58,470	4,389
	Donaldson Co. Inc.	100,321	4,298
	Joy Global Inc.	76,812	4,225
	Lincoln Electric Holdings
	Inc.	56,206	4,214
*	Middleby Corp.	13,799	4,092
	Trinity Industries Inc.	56,433	4,052
	AGCO Corp.	70,104	3,679
	Timken Co.	59,821	3,611
	Terex Corp.	80,211	3,572
	Graco Inc.	44,091	3,440
	Oshkosh Corp.	56,462	3,265
	SPX Corp.	29,437	3,170
	Nordson Corp.	41,734	3,053
	ITT Corp.	65,588	2,879
	Manitowoc Co. Inc.	91,644	2,835
	Toro Co.	41,211	2,729
	Valmont Industries Inc.	17,373	2,530
	Crane Co.	33,406	2,386
	Kennametal Inc.	53,699	2,349
	CLARCOR Inc.	36,107	2,092
	Woodward Inc.	44,193	1,926
*	Chart Industries Inc.	21,836	1,825
	Actuant Corp. Class A	50,039	1,754
*	Navistar International Corp.	40,549	1,521
	Harsco Corp.	58,143	1,461
	Mueller Industries Inc.	20,337	1,271
	Barnes Group Inc.	32,953	1,267
	Watts Water Technologies
	Inc. Class A	19,793	1,220
*	Rexnord Corp.	39,698	1,191
	Mueller Water Products
	Inc. Class A	114,953	1,109
*	TriMas Corp.	32,800	1,102
*	EnPro Industries Inc.	15,153	1,085
*	RBC Bearings Inc.	16,719	1,074
*	Meritor Inc.	71,057	882
*	Proto Labs Inc.	11,063	862
	CIRCOR International Inc.	11,547	826
*	Greenbrier Cos. Inc.	19,222	809
^	Lindsay Corp.	9,422	800
	Tennant Co.	12,814	785
	Briggs & Stratton Corp.	34,009	775
	Albany International Corp.	19,773	713
	Hyster-Yale Materials
	Handling Inc.	6,937	700
	ESCO Technologies Inc.	19,463	698
	Altra Industrial Motion Corp.	19,149	678
	Titan International Inc.	35,409	671
*	Wabash National Corp.	48,613	657
	Sun Hydraulics Corp.	15,419	652
	John Bean Technologies
	Corp.	20,570	620
*	Federal Signal Corp.	46,207	594
	Astec Industries Inc.	13,812	555
	Standex International Corp.	9,003	498

			Market
			Value•
		Shares	($000)
	American Railcar Industries
	Inc.	6,799	471
	Gorman-Rupp Co.	13,968	440
*	Blount International Inc.	34,786	426
*,^	ExOne Co.	7,555	350
*	Columbus McKinnon Corp.	13,109	334
	Kadant Inc.	8,016	322
	LB Foster Co. Class A	6,818	317
	Alamo Group Inc.	5,100	268
	Douglas Dynamics Inc.	15,682	254
	Global Brass & Copper
	Holdings Inc.	14,872	252
	FreightCar America Inc.	8,467	216
	Twin Disc Inc.	5,519	137
			326,433
Marine (0.3%)
*	Kirby Corp.	36,790	3,848
	Matson Inc.	31,378	757
			4,605
Professional Services (3.5%)
	Nielsen Holdings NV	191,046	9,044
*	Verisk Analytics Inc.
	Class A	109,136	6,954
	Equifax Inc.	87,712	6,145
*	IHS Inc. Class A	46,102	5,527
	Towers Watson & Co.
	Class A	47,252	5,155
	Manpowergroup Inc.	56,939	4,450
	Robert Half International
	Inc.	99,721	4,083
	Dun & Bradstreet Corp.	27,505	2,729
	Corporate Executive Board
	Co.	24,157	1,806
*	Advisory Board Co.	25,967	1,664
*	WageWorks Inc.	22,617	1,338
*	On Assignment Inc.	32,918	1,132
*	Huron Consulting Group
	Inc.	16,931	1,120
*	Korn/Ferry International	35,617	904
*	FTI Consulting Inc.	29,220	853
*	TrueBlue Inc.	29,919	852
	Exponent Inc.	9,330	665
*	Navigant Consulting Inc.	35,659	622
*	ICF International Inc.	14,661	593
	Acacia Research Corp.	36,758	564
	Kelly Services Inc. Class A	20,772	523
	Insperity Inc.	15,348	448
	Kforce Inc.	19,403	425
	Resources Connection Inc.	28,899	396
*	GP Strategies Corp.	13,534	394
*	RPX Corp.	21,541	345
*	CBIZ Inc.	30,500	278
*	Mistras Group Inc.	11,908	262
	Heidrick & Struggles
	International Inc.	11,552	212
	CDI Corp.	10,180	186
*	Pendrell Corp.	74,401	113
			59,782
Road & Rail (8.5%)
	Union Pacific Corp.	332,271	59,935
	Norfolk Southern Corp.	222,938	20,490
	CSX Corp.	731,568	20,272
*	Hertz Global Holdings Inc.	323,627	9,065
	Kansas City Southern	79,615	7,478
	JB Hunt Transport Services
	Inc.	67,961	4,884
*	Genesee & Wyoming Inc.
	Class A	37,354	3,695
*	Avis Budget Group Inc.	77,277	3,631
	Ryder System Inc.	37,910	2,855

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Old Dominion Freight Line
	Inc.	46,788	2,491
	Landstar System Inc.	32,796	1,893
	Con-way Inc.	41,264	1,574
*	Swift Transportation Co.	60,022	1,462
	AMERCO	5,668	1,320
	Knight Transportation Inc.	43,620	937
	Werner Enterprises Inc.	31,073	803
	Heartland Express Inc.	34,216	697
*	Saia Inc.	17,901	618
	Arkansas Best Corp.	17,360	578
*	Roadrunner Transportation
	Systems Inc.	18,644	438
	Celadon Group Inc.	16,948	385
	Marten Transport Ltd.	17,595	343
*	Quality Distribution Inc.	17,049	219
*	Patriot Transportation
	Holding Inc.	4,424	158
			146,221
Trading Companies & Distributors (2.9%)
	WW Grainger Inc.	42,559	10,853
	Fastenal Co.	203,364	9,597
*	United Rentals Inc.	67,408	5,955
	MSC Industrial Direct Co.
	Inc. Class A	35,525	3,067
*	WESCO International Inc.	31,845	2,745
	Air Lease Corp. Class A	69,988	2,586
	GATX Corp.	31,771	2,062
*	MRC Global Inc.	73,223	1,883
	Watsco Inc.	18,309	1,801
	Applied Industrial
	Technologies Inc.	27,368	1,397
*	Beacon Roofing Supply Inc.	35,100	1,326
*	HD Supply Holdings Inc.	48,269	1,123
	TAL International Group Inc.	24,530	1,087
	Aircastle Ltd.	49,909	983
*	DXP Enterprises Inc.	7,315	744
*	H&E Equipment Services
	Inc.	21,989	720
	Kaman Corp.	17,902	711
*	Rush Enterprises Inc.
	Class A	21,259	608
	Aceto Corp.	18,669	341
*	CAI International Inc.	11,695	285
*	Titan Machinery Inc.	12,824	203
			50,077
Transportation Infrastructure (0.2%)
	Macquarie Infrastructure
	Co. LLC	36,615	1,984
*	Wesco Aircraft Holdings Inc.	44,543	966
			2,950
Total Common Stocks
(Cost $1,494,464)			1,723,791

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.130%
(Cost $2,150)	2,149,602	2,150
Total Investments (100.1%)
(Cost $1,496,614)		1,725,941
Other Assets and Liabilities (–0.1%)
Other Assets		12,932
Liabilities[2]		(14,788)
		(1,856)
Net Assets (100%)		1,724,085

At February 28, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,512,262
Undistributed Net Investment Income		5,099
Accumulated Net Realized Losses		(22,603)
Unrealized Appreciation (Depreciation)		229,327
Net Assets		1,724,085

Admiral Shares—Net Assets
Applicable to 1,245,552 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		63,944
Net Asset Value Per Share—
Admiral Shares		$51.34

ETF Shares—Net Assets
Applicable to 16,614,450 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,660,141
Net Asset Value Per Share—
ETF Shares		$99.92

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,087,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $2,150,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	14,568
Securities Lending	40
Total Income	14,608
Expenses
The Vanguard Group—Note B
Investment Advisory Services	102
Management and Administrative—
Admiral Shares	15
Management and Administrative—
ETF Shares	590
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	149
Custodian Fees	35
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	43
Total Expenses	936
Net Investment Income	13,672
Realized Net Gain (Loss) on
Investment Securities Sold	97,229
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	135,437
Net Increase (Decrease) in Net Assets
Resulting from Operations	246,338

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,672	14,080
Realized Net Gain (Loss)	97,229	20,861
Change in Unrealized Appreciation (Depreciation)	135,437	116,282
Net Increase (Decrease) in Net Assets Resulting from Operations	246,338	151,223
Distributions
Net Investment Income
Admiral Shares	(288)	(276)
ETF Shares	(15,915)	(12,372)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,203)	(12,648)
Capital Share Transactions
Admiral Shares	40,593	1,287
ETF Shares	331,367	485,940
Net Increase (Decrease) from Capital Share Transactions	371,960	487,227
Total Increase (Decrease)	602,095	625,802
Net Assets
Beginning of Period	1,121,990	496,188
End of Period[1]	1,724,085	1,121,990

1 Net Assets—End of Period includes undistributed net investment income of $5,099,000 and $7,592,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$43.24	$34.84	$30.89	$26.57	$23.85	$34.20
Investment Operations
Net Investment Income	.409	.780[1]	.699	.511	.446[1]	.635
Net Realized and Unrealized Gain (Loss)
on Investments	8.233	8.382	3.878	4.248	2.619	(10.428)
Total from Investment Operations	8.642	9.162	4.577	4.759	3.065	(9.793)
Distributions
Dividends from Net Investment Income	(. 542)	(.762)	(. 627)	(. 439)	(. 345)	(. 557)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 542)	(.762)	(. 627)	(. 439)	(. 345)	(. 557)
Net Asset Value, End of Period	$51.34	$43.24	$34.84	$30.89	$26.57	$23.85

Total Return[2]	20.02%	26.70%	15.03%	17.79%	12.85%	–28.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$64	$18	$14	$14	$7	$6
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.97%	1.99%	1.66%	1.69%	2.71%
Portfolio Turnover Rate[3]	5%	6%	6%	5%	10%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$84.17	$67.82	$60.12	$51.71	$46.45	$66.65
Investment Operations
Net Investment Income	.783	1.517[1]	1.360	.992	.910[1]	1.253
Net Realized and Unrealized Gain (Loss)
on Investments	16.027	16.321	7.557	8.269	5.065	(20.342)
Total from Investment Operations	16.810	17.838	8.917	9.261	5.975	(19.089)
Distributions
Dividends from Net Investment Income	(1.060)	(1.488)	(1.217)	(.851)	(.715)	(1.111)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.060)	(1.488)	(1.217)	(.851)	(.715)	(1.111)
Net Asset Value, End of Period	$99.92	$84.17	$67.82	$60.12	$51.71	$46.45

Total Return	19.99%	26.69%	15.04%	17.79%	12.85%	–28.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,660	$1,104	$482	$451	$295	$186
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.97%	1.99%	1.66%	1.69%	2.74%
Portfolio Turnover Rate[2]	5%	6%	6%	5%	10%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $187,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Industrials Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $97,373,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $22,419,000 to offset future net capital gains of $4,143,000 through August 31, 2017, $13,144,000 through August 31, 2018, and $5,132,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $1,496,785,000. Net unrealized appreciation of investment securities for tax purposes was $229,156,000, consisting of unrealized gains of $252,712,000 on securities that had risen in value since their purchase and $23,556,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $679,279,000 of investment securities and sold $309,549,000 of investment securities, other than temporary cash investments. Purchases and sales include $605,679,000 and $274,416,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	46,151	939	7,400	182
Issued in Lieu of Cash Distributions	266	5	228	6
Redeemed	(5,824)	(118)	(6,341)	(161)
Net Increase (Decrease) —Admiral Shares	40,593	826	1,287	27
ETF Shares
Issued	605,808	6,400	555,138	6,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(274,441)	(2,900)	(69,198)	(900)
Net Increase (Decrease)—ETF Shares	331,367	3,500	485,940	6,000

At February 28, 2014, one shareholder was the record or beneficial owner of 42% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol		VITAX	VGT
Expense Ratio[1]		0.14%	0.14%
30-Day SEC Yield		1.30%	1.30%

Portfolio Characteristics
		MSCI
		US IMI/
		Information	MSCI
		Technology	US IMI/
	Fund	25/50	2500
Number of Stocks	410	410	2,483
Median Market Cap $123.1B		$123.1B	$42.9B
Price/Earnings Ratio	20.6x	20.6x	19.7x
Price/Book Ratio	3.7x	3.7x	2.6x
Return on Equity	24.0%	24.0%	17.0%
Earnings Growth Rate	22.6%	22.6%	12.0%
Dividend Yield	1.4%	1.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Information
	Technology	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.81
Beta	1.00	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Application Software	6.3%
Communications Equipment	8.8
Computer Hardware	14.4
Computer Storage & Peripherals	3.3
Data Processing & Outsourced Services	10.2
Electronic Components	1.4
Electronic Manufacturing Services	1.4
Internet Software & Services	18.1
IT Consulting & Other Services	8.1
Semiconductor Equipment	1.8
Semiconductors	10.4
Systems Software	13.7
Other Information Technology	2.1

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer Hardware	12.4%
Google Inc. Class A	Internet Software
	& Services	8.8
Microsoft Corp.	Systems Software	7.9
International
Business	IT Consulting
Machines Corp.	& Other Services	5.0
Oracle Corp.	Systems Software	3.7
QUALCOMM Inc.	Communications
	Equipment	3.3
Facebook Inc.	Internet Software
Class A	& Services	3.3
Intel Corp.	Semiconductors	3.2
Cisco Systems Inc.	Communications
	Equipment	3.1
Visa Inc. Class A	Data Processing
	& Outsourced Services	3.0
Top Ten Total		53.7%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.13% for Admiral Shares and 0.13% for ETF Shares.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2014

Information Technology Index Fund ETF Shares Net Asset Value Spliced US IMI/Information Technology 25/50

For a benchmark description, see the Glossary.

Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		30.95%	22.33%	6.62%
Net Asset Value		30.91	22.31	6.61
Admiral Shares	3/25/2004	30.93	22.30	7.89

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (8.8%)
	QUALCOMM Inc.	2,321,445	174,782
	Cisco Systems Inc.	7,346,336	160,150
	Motorola Solutions Inc.	319,711	21,165
*	Juniper Networks Inc.	693,414	18,542
*	F5 Networks Inc.	106,977	12,018
	Harris Corp.	146,737	10,832
*	Brocade Communications
	Systems Inc.	580,880	5,559
*	ARRIS Group Inc.	189,860	5,449
*	Palo Alto Networks Inc.	69,591	4,951
*	Riverbed Technology Inc.	211,150	4,704
*	JDS Uniphase Corp.	324,252	4,468
*	ViaSat Inc.	59,538	3,972
*	Ciena Corp.	141,686	3,481
*	Finisar Corp.	131,514	3,117
*	Aruba Networks Inc.	143,613	2,946
*	EchoStar Corp. Class A	58,368	2,908
	Plantronics Inc.	60,067	2,666
*	Polycom Inc.	196,584	2,626
	ADTRAN Inc.	75,413	1,976
*	NETGEAR Inc.	53,275	1,821
	InterDigital Inc.	56,510	1,724
*	Ubiquiti Networks Inc.	30,137	1,489
*	CalAmp Corp.	46,321	1,484
*	Infinera Corp.	163,354	1,359
*	Ruckus Wireless Inc.	81,363	1,139
*	Sonus Networks Inc.	281,682	1,051
*	Emulex Corp.	126,676	922
*	Harmonic Inc.	139,143	903
*	Ixia	67,330	832
*	Mitel Networks Corp.	80,709	767
	Comtech
	Telecommunications
	Corp.	22,536	721
*	ShoreTel Inc.	74,687	657
*	Extreme Networks Inc.	108,786	623
	Black Box Corp.	21,734	578
*	Oplink Communications
	Inc.	24,849	435
*	Calix Inc.	46,990	374
*	Digi International Inc.	35,337	337
*	Procera Networks Inc.	28,008	309
	Alliance Fiber Optic
	Products Inc.	17,421	210
			464,047
Computer Peripherals (17.7%)
	Apple Inc.	1,236,108	650,489
	Hewlett-Packard Co.	2,640,669	78,903
	EMC Corp.	2,827,797	74,569
	Western Digital Corp.	292,314	25,428
	Seagate Technology plc	447,841	23,373
	SanDisk Corp.	310,891	23,099
	NetApp Inc.	467,991	18,912
*,^	3D Systems Corp.	134,156	10,191
*	NCR Corp.	228,409	7,777

			Market
			Value•
		Shares	($000)
	Lexmark International Inc.
	Class A	85,260	3,593
	Diebold Inc.	83,248	3,113
*	Electronics For Imaging Inc.	64,652	2,884
*	Cray Inc.	52,784	1,831
*	QLogic Corp.	119,187	1,361
*	Fusion-io Inc.	108,654	1,192
*	Super Micro Computer Inc.	44,084	890
*	Silicon Graphics
	International Corp.	42,362	521
*	Quantum Corp.	345,368	404
			928,530
Electronic Equipment, Instruments
& Components (4.3%)
	Corning Inc.	1,989,824	38,344
	TE Connectivity Ltd.	564,333	33,059
	Amphenol Corp. Class A	217,339	19,130
*	Trimble Navigation Ltd.	354,093	13,509
	Avnet Inc.	189,065	8,230
*	Arrow Electronics Inc.	138,350	7,835
*	Flextronics International
	Ltd.	834,527	7,469
	FLIR Systems Inc.	194,440	6,638
*	Ingram Micro Inc.	211,717	6,235
	FEI Co.	57,332	5,885
*	Zebra Technologies Corp.	68,968	4,758
	Jabil Circuit Inc.	251,523	4,656
	Belden Inc.	59,614	4,300
*	Cognex Corp.	113,955	4,292
	Anixter International Inc.	37,898	4,053
	National Instruments Corp.	137,449	3,982
*	IPG Photonics Corp.	46,080	3,307
*	Tech Data Corp.	51,759	2,981
	Littelfuse Inc.	30,701	2,897
*	Dolby Laboratories Inc.
	Class A	65,029	2,681
	Vishay Intertechnology Inc.	185,652	2,625
*	Coherent Inc.	34,175	2,329
*	SYNNEX Corp.	38,687	2,301
*	Sanmina Corp.	115,717	1,963
*	Plexus Corp.	46,332	1,907
*	Itron Inc.	53,685	1,879
*	Universal Display Corp.	54,014	1,866
*	Benchmark Electronics Inc.	74,067	1,766
	Methode Electronics Inc.	48,515	1,645
*	OSI Systems Inc.	26,159	1,608
*	Rogers Corp.	24,375	1,577
*	ScanSource Inc.	38,595	1,515
	MTS Systems Corp.	21,021	1,492
*	FARO Technologies Inc.	23,591	1,357
*	Insight Enterprises Inc.	58,220	1,338
*	Measurement Specialties
	Inc.	20,710	1,263
*	Newport Corp.	53,488	1,107
*	InvenSense Inc.	53,911	1,086
	Badger Meter Inc.	18,687	1,026
	AVX Corp.	69,568	893

			Market
			Value•
		Shares	($000)
*	Rofin-Sinar Technologies
	Inc.	36,721	862
	CTS Corp.	41,486	847
*	Checkpoint Systems Inc.	56,335	825
	Park Electrochemical Corp.	27,144	773
	Daktronics Inc.	49,900	707
*	Fabrinet	35,745	694
*	RealD Inc.	61,661	681
*	TTM Technologies Inc.	73,890	621
*	GSI Group Inc.	41,719	524
*	Mercury Systems Inc.	45,717	507
*	DTS Inc.	24,623	500
	Electro Rent Corp.	24,578	447
*	Maxwell Technologies Inc.	38,037	389
	Electro Scientific Industries
	Inc.	40,492	382
*	Kemet Corp.	61,814	351
	PC Connection Inc.	12,588	255
*	Zygo Corp.	16,335	247
*	Multi-Fineline Electronix Inc.	13,214	192
*	Uni-Pixel Inc.	15,549	153
*	Audience Inc.	12,775	150
			226,891
Internet Software & Services (18.2%)
*	Google Inc. Class A	380,152	462,132
*	Facebook Inc. Class A	2,534,976	173,544
*	eBay Inc.	1,600,754	94,076
*	Yahoo! Inc.	1,324,725	51,227
*	LinkedIn Corp. Class A	139,760	28,517
*	Akamai Technologies Inc.	245,848	15,029
*	Equinix Inc.	68,381	12,990
*	VeriSign Inc.	188,169	10,370
	IAC/InterActiveCorp	106,465	8,254
*	CoStar Group Inc.	39,493	7,940
*	Pandora Media Inc.	200,118	7,488
*	Yelp Inc. Class A	78,650	7,426
*	Rackspace Hosting Inc.	163,266	6,003
*,^	Twitter Inc.	97,136	5,334
	MercadoLibre Inc.	45,475	4,738
*	AOL Inc.	105,720	4,628
*	Zillow Inc. Class A	40,559	3,391
*	Dealertrack Technologies
	Inc.	60,236	3,257
*	Cornerstone OnDemand
	Inc.	50,038	2,921
	j2 Global Inc.	54,329	2,792
*	OpenTable Inc.	30,399	2,422
*	Demandware Inc.	30,795	2,313
*	Conversant Inc.	87,071	2,165
*	WebMD Health Corp.	47,219	2,097
*	Web.com Group Inc.	55,872	2,037
*	Vistaprint NV	40,899	2,013
*	Shutterstock Inc.	16,881	1,678
*	Envestnet Inc.	39,526	1,654
	NIC Inc.	84,847	1,649
*	SPS Commerce Inc.	21,967	1,489
*	comScore Inc.	44,237	1,399
*	LogMeIn Inc.	30,031	1,257

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Trulia Inc.	40,958	1,227
*	Constant Contact Inc.	42,215	1,164
*	Monster Worldwide Inc.	144,041	1,148
*	Bankrate Inc.	55,652	1,120
*	Blucora Inc.	53,671	1,033
*	Liquidity Services Inc.	35,384	907
*	Perficient Inc.	43,046	879
*	LivePerson Inc.	66,853	874
*	SciQuest Inc.	29,426	869
*	Global Eagle Entertainment
	Inc.	44,757	787
*	E2open Inc.	27,685	769
*	Marketo Inc.	18,228	747
*	Digital River Inc.	41,257	733
*	Xoom Corp.	25,689	720
*	ChannelAdvisor Corp.	15,569	707
*	Stamps.com Inc.	19,995	703
*	Angie’s List Inc.	43,956	611
*	Move Inc.	45,516	588
*	EarthLink Holdings Corp.	140,842	552
*	IntraLinks Holdings Inc.	46,626	541
*	Internap Network Services
	Corp.	66,910	510
*	XO Group Inc.	34,960	417
	Marchex Inc. Class B	33,658	398
*	Dice Holdings Inc.	54,108	398
*	Vocus Inc.	27,633	369
*	Bazaarvoice Inc.	51,957	351
*	Brightcove Inc.	35,530	345
*	Marin Software Inc.	22,324	256
*	QuinStreet Inc.	38,341	253
*	Travelzoo Inc.	10,638	251
*	RealNetworks Inc.	31,724	238
*	Millennial Media Inc.	38,350	232
*	Demand Media Inc.	42,063	204
*	Carbonite Inc.	16,243	165
*	Tremor Video Inc.	19,035	83
			955,379
IT Services (18.3%)
	International Business
	Machines Corp.	1,417,347	262,450
	Visa Inc. Class A	695,112	157,054
	MasterCard Inc. Class A	1,431,815	111,281
	Accenture plc Class A	873,541	72,810
	Automatic Data Processing
	Inc.	661,700	51,467
*	Cognizant Technology
	Solutions Corp. Class A	415,892	43,278
	Fidelity National
	Information Services Inc.	399,697	22,227
*	Fiserv Inc.	354,200	20,561
*	Alliance Data Systems
	Corp.	66,882	19,069
	Paychex Inc.	451,306	18,846
	Xerox Corp.	1,605,972	17,650
	Computer Sciences Corp.	202,075	12,771
	Western Union Co.	758,807	12,695
*	FleetCor Technologies Inc.	96,040	12,478
*	Teradata Corp.	224,324	10,301
*	Gartner Inc.	126,496	8,799
	Total System Services Inc.	234,478	7,142
	Global Payments Inc.	100,002	7,033
	Jack Henry & Associates
	Inc.	117,480	6,829
	Broadridge Financial
	Solutions Inc.	163,657	6,180
*	Vantiv Inc. Class A	169,484	5,395
*	WEX Inc.	50,795	4,918
	MAXIMUS Inc.	94,184	4,501

			Market
			Value•
		Shares	($000)
	Leidos Holdings Inc.	99,828	4,458
*	VeriFone Systems Inc.	150,070	4,344
*	Acxiom Corp.	103,152	3,840
	DST Systems Inc.	40,437	3,800
*	CoreLogic Inc.	115,804	3,775
*	NeuStar Inc. Class A	85,987	3,080
	Convergys Corp.	139,610	2,858
*	Sapient Corp.	153,662	2,675
*	Cardtronics Inc.	61,754	2,502
*	CACI International Inc.
	Class A	30,604	2,412
*	Euronet Worldwide Inc.	62,211	2,380
	EVERTEC Inc.	91,351	2,216
*	Syntel Inc.	23,014	2,172
	Science Applications
	International Corp.	57,204	2,134
*	Unisys Corp.	60,230	2,061
	Heartland Payment
	Systems Inc.	50,635	2,048
	Booz Allen Hamilton
	Holding Corp. Class A	88,324	1,857
*	iGATE Corp.	44,096	1,493
*	Virtusa Corp.	37,667	1,370
	CSG Systems International
	Inc.	46,502	1,302
*	ExlService Holdings Inc.	42,833	1,199
*	Sykes Enterprises Inc.	54,660	1,076
	ManTech International
	Corp. Class A	33,000	966
*	EPAM Systems Inc.	19,162	803
*	Global Cash Access
	Holdings Inc.	90,910	764
*	TeleTech Holdings Inc.	31,116	749
	Cass Information Systems
	Inc.	13,396	697
*	ServiceSource International
	Inc.	71,709	654
*	MoneyGram International
	Inc.	31,929	608
	Forrester Research Inc.	14,852	538
*	CIBER Inc.	97,578	466
	Computer Task Group Inc.	20,720	337
*	Higher One Holdings Inc.	38,208	306
			957,675
Semiconductors & Semiconductor
Equipment (12.1%)
	Intel Corp.	6,830,315	169,119
	Texas Instruments Inc.	1,504,206	67,629
*	Micron Technology Inc.	1,446,431	34,989
	Applied Materials Inc.	1,656,012	31,398
	Analog Devices Inc.	428,016	21,752
	Broadcom Corp. Class A	711,340	21,141
	Avago Technologies Ltd.
	Class A	339,779	20,964
	Xilinx Inc.	368,500	19,236
	Altera Corp.	440,962	16,011
	Linear Technology Corp.	321,639	15,066
	KLA-Tencor Corp.	228,924	14,914
	NVIDIA Corp.	780,705	14,349
	Maxim Integrated
	Products Inc.	387,941	12,689
	Microchip Technology Inc.	272,472	12,411
*	Lam Research Corp.	222,924	11,532
*	Cree Inc.	165,826	10,187
*	Skyworks Solutions Inc.	258,724	9,174
	LSI Corp.	748,270	8,298
	Marvell Technology
	Group Ltd.	540,801	8,269
*	SunEdison Inc.	347,816	6,386

			Market
			Value•
		Shares	($000)
*	First Solar Inc.	102,431	5,846
*	ON Semiconductor Corp.	610,233	5,700
*	Teradyne Inc.	263,048	5,335
*	Atmel Corp.	584,697	4,713
*	Freescale Semiconductor
	Ltd.	141,001	3,208
*	Advanced Micro Devices
	Inc.	844,952	3,135
*	Cavium Inc.	71,383	3,007
*	Microsemi Corp.	128,920	2,973
*	Synaptics Inc.	45,412	2,954
*	Silicon Laboratories Inc.	56,315	2,927
*	RF Micro Devices Inc.	387,105	2,741
*	TriQuint Semiconductor
	Inc.	220,526	2,699
*	International Rectifier Corp.	97,749	2,634
*	GT Advanced Technologies
	Inc.	182,409	2,614
	Hittite Microwave Corp.	43,188	2,547
*	Fairchild Semiconductor
	International Inc. Class A	174,329	2,455
*	Integrated Device
	Technology Inc.	208,114	2,454
	Power Integrations Inc.	41,114	2,431
*	Semtech Corp.	93,514	2,333
*	Entegris Inc.	190,231	2,292
	Intersil Corp. Class A	175,140	2,228
	MKS Instruments Inc.	72,997	2,194
*	Veeco Instruments Inc.	53,843	2,129
*	PMC-Sierra Inc.	279,130	2,049
*	Mellanox Technologies Ltd.	54,325	1,984
	Cypress Semiconductor
	Corp.	197,128	1,930
*	SunPower Corp. Class A	58,228	1,929
*	Monolithic Power Systems
	Inc.	47,276	1,694
*	Cirrus Logic Inc.	87,118	1,677
	Tessera Technologies Inc.	74,598	1,620
*	ATMI Inc.	43,867	1,492
*	Advanced Energy
	Industries Inc.	52,429	1,439
*	Cabot Microelectronics
	Corp.	32,387	1,430
*	Rambus Inc.	148,022	1,365
*	OmniVision Technologies
	Inc.	76,267	1,317
*	Spansion Inc. Class A	80,357	1,311
*	Diodes Inc.	51,208	1,219
*	Kulicke & Soffa Industries
	Inc.	104,320	1,204
*	Lattice Semiconductor Corp.	158,942	1,203
*	Applied Micro Circuits Corp.	100,931	1,157
*	Ultratech Inc.	38,105	999
	Brooks Automation Inc.	91,817	952
*	Photronics Inc.	83,462	726
*	PDF Solutions Inc.	35,002	714
*	Amkor Technology Inc.	120,223	712
	Micrel Inc.	66,509	694
*	LTX-Credence Corp.	65,411	662
*	Silicon Image Inc.	106,985	647
*	Exar Corp.	56,048	642
*,^	Ambarella Inc.	18,763	628
*	Magnachip Semiconductor
	Corp.	38,933	574
*	Nanometrics Inc.	30,270	556
*	Ceva Inc.	30,456	551
*	FormFactor Inc.	75,026	535
*	Entropic Communications
	Inc.	120,329	527

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Integrated Silicon Solution
	Inc.	40,417	492
*	Rudolph Technologies Inc.	42,821	491
*	Supertex Inc.	13,396	441
*	Inphi Corp.	31,104	409
*	NVE Corp.	6,616	373
	IXYS Corp.	33,598	370
*	Kopin Corp.	87,887	351
	Cohu Inc.	32,329	326
*	M/A-COM Technology
	Solutions Holdings Inc.	15,641	265
*	Peregrine Semiconductor
	Corp.	23,818	159
*	Intermolecular Inc.	24,249	64
			636,943
Software (20.6%)
	Microsoft Corp.	10,895,005	417,388
	Oracle Corp.	5,008,541	195,884
*	Salesforce.com Inc.	787,391	49,110
*	Adobe Systems Inc.	652,887	44,795
	Intuit Inc.	372,332	29,098
	Symantec Corp.	955,769	20,530
*	Autodesk Inc.	309,154	16,218
*	Citrix Systems Inc.	255,903	15,367
*	Red Hat Inc.	260,276	15,354
	CA Inc.	433,704	14,529
*	Splunk Inc.	147,108	13,644
*	Workday Inc. Class A	115,711	12,719
*	Electronic Arts Inc.	424,517	12,137
	Activision Blizzard Inc.	620,709	12,011
*	ServiceNow Inc.	171,538	11,675
*	VMware Inc. Class A	116,403	11,180
*	ANSYS Inc.	127,143	10,619
*	Synopsys Inc.	211,956	8,563
*	Concur Technologies Inc.	65,374	8,070
	Solera Holdings Inc.	94,508	6,466
*	PTC Inc.	164,211	6,455
*	Ultimate Software Group
	Inc.	38,291	6,356
*	Informatica Corp.	148,991	6,192
*	Cadence Design Systems
	Inc.	395,150	6,058
*	Aspen Technology Inc.	127,691	5,995
	FactSet Research Systems
	Inc.	56,182	5,915
*	MICROS Systems Inc.	103,355	5,737
*	NetSuite Inc.	46,245	5,322
*	Nuance Communications
	Inc.	345,899	5,289
*	TIBCO Software Inc.	212,752	4,636
*	Fortinet Inc.	190,714	4,415
*	Zynga Inc. Class A	860,449	4,354
*	SolarWinds Inc.	92,780	4,285
*	CommVault Systems Inc.	61,684	4,249
*	Guidewire Software Inc.	76,594	4,106
*	Manhattan Associates Inc.	105,486	3,997
*	Tyler Technologies Inc.	42,105	3,949
*	Qlik Technologies Inc.	121,927	3,719

			Market
			Value•
		Shares	($000)
*	SS&C Technologies
	Holdings Inc.	96,065	3,716
*	Rovi Corp.	140,369	3,487
*	Verint Systems Inc.	73,240	3,428
	Compuware Corp.	296,842	3,250
*	ACI Worldwide Inc.	52,869	3,174
	Mentor Graphics Corp.	132,231	2,861
	Fair Isaac Corp.	47,399	2,547
*	Take-Two Interactive
	Software Inc.	120,058	2,374
*	TiVo Inc.	167,399	2,260
*	Tableau Software Inc.
	Class A	23,546	2,221
	Advent Software Inc.	66,627	2,045
	Blackbaud Inc.	62,835	1,968
*	Bottomline Technologies
	de Inc.	53,009	1,892
*	Netscout Systems Inc.	48,364	1,837
*	Interactive Intelligence
	Group Inc.	22,243	1,771
*	Progress Software Corp.	67,694	1,688
*	MicroStrategy Inc. Class A	12,430	1,605
*	Infoblox Inc.	68,939	1,591
*	Synchronoss Technologies
	Inc.	44,462	1,529
	Monotype Imaging
	Holdings Inc.	53,648	1,526
*	Imperva Inc.	22,341	1,400
*	VirnetX Holding Corp.	59,585	1,162
*	RealPage Inc.	64,074	1,134
*	Ellie Mae Inc.	35,887	1,112
*	BroadSoft Inc.	36,920	1,108
*	PROS Holdings Inc.	30,942	1,066
*	Comverse Inc.	30,424	1,053
	Pegasystems Inc.	23,488	978
*	Accelrys Inc.	77,144	963
*	Proofpoint Inc.	22,155	918
	Ebix Inc.	50,149	815
*	Tangoe Inc.	42,098	801
	Epiq Systems Inc.	40,548	575
*	Qualys Inc.	19,705	534
*	Net 1 UEPS Technologies
	Inc.	53,428	528
*	Silver Spring Networks Inc.	25,660	452
*	Seachange International Inc.	42,788	451
*	Vringo Inc.	102,463	415
*	ePlus Inc.	6,769	385
*	Actuate Corp.	61,972	352
*	VASCO Data Security
	International Inc.	43,503	347
*	Gigamon Inc.	10,455	330
*	Jive Software Inc.	32,232	262
*	Rosetta Stone Inc.	22,622	261
*	Telenav Inc.	24,569	148
*	Cyan Inc.	28,705	96
			1,080,802
Total Common Stocks
(Cost $3,931,134)			5,250,267

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.130%
(Cost $7,029)	7,028,902	7,029
Total Investments (100.1%)
(Cost $3,938,163)		5,257,296
Other Assets and Liabilities (–0.1%)
Other Assets		42,012
Liabilities[2]		(48,859)
		(6,847)
Net Assets (100%)		5,250,449

At February 28, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		3,981,198
Undistributed Net Investment Income		12,287
Accumulated Net Realized Losses		(62,169)
Unrealized Appreciation (Depreciation)		1,319,133
Net Assets		5,250,449

Admiral Shares—Net Assets
Applicable to 4,250,302 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		199,721
Net Asset Value Per Share—
Admiral Shares		$46.99

ETF Shares—Net Assets
Applicable to 55,042,244 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		5,050,728
Net Asset Value Per Share—
ETF Shares		$91.76

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,814,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $7,029,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	33,432
Interest[1]	3
Securities Lending	131
Total Income	33,566
Expenses
The Vanguard Group—Note B
Investment Advisory Services	278
Management and Administrative—
Admiral Shares	79
Management and Administrative—
ETF Shares	1,825
Marketing and Distribution—
Admiral Shares	20
Marketing and Distribution—
ETF Shares	458
Custodian Fees	25
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	138
Trustees’ Fees and Expenses	1
Total Expenses	2,825
Net Investment Income	30,741
Realized Net Gain (Loss) on
Investment Securities Sold	68,331
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	668,108
Net Increase (Decrease) in Net Assets
Resulting from Operations	767,180

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,741	45,155
Realized Net Gain (Loss)	68,331	31,212
Change in Unrealized Appreciation (Depreciation)	668,108	176,618
Net Increase (Decrease) in Net Assets Resulting from Operations	767,180	252,985
Distributions
Net Investment Income
Admiral Shares	(1,907)	(1,728)
ETF Shares	(46,579)	(30,105)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(48,486)	(31,833)
Capital Share Transactions
Admiral Shares	18,953	45,761
ETF Shares	863,880	750,980
Net Increase (Decrease) from Capital Share Transactions	882,833	796,741
Total Increase (Decrease)	1,601,527	1,017,893
Net Assets
Beginning of Period	3,648,922	2,631,029
End of Period[2]	5,250,449	3,648,922

1 Interest income from an affiliated company of the fund was $3,000.

2 Net Assets—End of Period includes undistributed net investment income of $12,287,000 and $30,032,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$39.75	$37.17	$30.30	$25.30	$24.39	$27.28
Investment Operations
Net Investment Income	. 265.521		. 320	. 238.146		.163[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.454	2.493	6.797	4.947	.882	(2.897)
Total from Investment Operations	7.719	3.014	7.117	5.185	1.028	(2.734)
Distributions
Dividends from Net Investment Income	(.479)	(. 434)	(.247)	(.185)	(.118)	(.156)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.479)	(. 434)	(.247)	(.185)	(.118)	(.156)
Net Asset Value, End of Period	$46.99	$39.75	$37.17	$30.30	$25.30	$24.39

Total Return[2]	19.49%	8.24%	23.63%	20.46%	4.17%	–9.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$200	$152	$95	$60	$46	$33
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.53%	1.01%	0.79%	0.69%	0.82%
Portfolio Turnover Rate[3]	8%	6%	6%	6%	9%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$77.63	$72.58	$59.17	$49.40	$47.64	$53.32
Investment Operations
Net Investment Income	. 520	1.011	.628	.464	. 296	.331[1]
Net Realized and Unrealized Gain (Loss)
on Investments	14.554	4.872	13.267	9.668	1.714	(5.685)
Total from Investment Operations	15.074	5.883	13.895	10.132	2.010	(5.354)
Distributions
Dividends from Net Investment Income	(. 944)	(. 833)	(. 485)	(. 362)	(. 250)	(. 326)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 944)	(. 833)	(. 485)	(. 362)	(. 250)	(. 326)
Net Asset Value, End of Period	$91.76	$77.63	$72.58	$59.17	$49.40	$47.64

Total Return	19.48%	8.23%	23.65%	20.48%	4.17%	–9.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,051	$3,497	$2,536	$1,730	$1,137	$639
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.53%	1.01%	0.79%	0.69%	0.85%
Portfolio Turnover Rate[2]	8%	6%	6%	6%	9%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $533,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Information Technology Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $67,668,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $62,826,000 to offset future net capital gains. Of this amount, $55,407,000 is subject to expiration dates; $188,000 may be used to offset future net capital gains through August 31, 2014, $612,000 through August 31, 2015, $218,000 through August 31, 2016, $14,014,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,327,000 through August 31, 2019. Capital losses of $7,419,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $3,938,163,000. Net unrealized appreciation of investment securities for tax purposes was $1,319,133,000, consisting of unrealized gains of $1,365,283,000 on securities that had risen in value since their purchase and $46,150,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $1,196,555,000 of investment securities and sold $329,552,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,003,564,000 and $143,864,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Information Technology Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	36,690	829	92,628	2,538
Issued in Lieu of Cash Distributions	1,800	41	1,656	46
Redeemed	(19,537)	(445)	(48,523)	(1,313)
Net Increase (Decrease) —Admiral Shares	18,953	425	45,761	1,271
ETF Shares
Issued	1,008,222	11,800	808,844	10,901
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(144,342)	(1,800)	(57,864)	(800)
Net Increase (Decrease)—ETF Shares	863,880	10,000	750,980	10,101

At February 28, 2014, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol	VMIAX		VAW
Expense Ratio[1]		0.14%	0.14%
30-Day SEC Yield		1.77%	1.77%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	133	133	2,483
Median Market Cap	$20.8B	$20.8B	$42.9B
Price/Earnings Ratio	20.0x	20.0x	19.7x
Price/Book Ratio	2.9x	2.9x	2.6x
Return on Equity	16.7%	16.7%	17.0%
Earnings Growth Rate	12.5%	12.5%	12.0%
Dividend Yield	1.9%	1.9%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Materials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.83
Beta		1.00	1.39

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aluminum	1.8%
Commodity Chemicals	6.9
Construction Materials	2.6
Diversified Chemicals	18.9
Diversified Metals & Mining	5.6
Fertilizers & Agricultural Chemicals	11.3
Gold	2.2
Industrial Gases	8.9
Metal & Glass Containers	3.7
Paper Packaging	5.5
Paper Products	4.3
Specialty Chemicals	21.5
Steel	5.8
Other Materials	1.0

Ten Largest Holdings (% of total net assets)

EI du Pont de
Nemours & Co.	Diversified Chemicals	7.7%
Dow Chemical Co.	Diversified Chemicals	7.4
Monsanto Co.	Fertilizers & Agricultural
	Chemicals	7.2
LyondellBasell
Industries NV
Class A	Commodity Chemicals	5.2
Praxair Inc.	Industrial Gases	4.8
Freeport-McMoRan	Diversified Metals
Copper & Gold Inc.	& Mining	4.2
Ecolab Inc.	Specialty Chemicals	3.6
PPG Industries Inc.	Specialty Chemicals	3.5
Air Products
& Chemicals Inc.	Industrial Gases	3.2
International Paper
Co.	Paper Products	2.6
Top Ten Total		49.4%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.13% for Admiral Shares and 0.13% for ETF Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2014

Materials Index Fund ETF Shares Net Asset Value
Spliced US IMI/Materials 25/50

For a benchmark description, see the Glossary.

Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		24.88%	20.11%	9.80%
Net Asset Value		24.92	20.12	9.80
Admiral Shares	2/11/2004	24.94	20.12	9.42

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (67.6%)
	EI du Pont de Nemours
	& Co.	1,512,063	100,734
	Dow Chemical Co.	1,980,264	96,459
	Monsanto Co.	858,622	94,466
	LyondellBasell Industries
	NV Class A	767,424	67,595
	Praxair Inc.	480,621	62,659
	Ecolab Inc.	442,760	47,707
	PPG Industries Inc.	231,919	45,878
	Air Products & Chemicals
	Inc.	345,020	41,858
	Sherwin-Williams Co.	140,611	28,190
	Mosaic Co.	485,454	23,719
	CF Industries Holdings Inc.	93,583	23,480
	Eastman Chemical Co.	251,223	21,964
	Sigma-Aldrich Corp.	195,319	18,440
	FMC Corp.	217,705	16,802
	Celanese Corp. Class A	257,519	13,749
	International Flavors
	& Fragrances Inc.	133,125	12,486
*	WR Grace & Co.	119,250	12,085
	Airgas Inc.	108,334	11,678
	Ashland Inc.	120,155	11,339
	Valspar Corp.	134,536	10,057
	RPM International Inc.	216,847	9,077
	Rockwood Holdings Inc.	113,392	8,944
	Albemarle Corp.	132,770	8,762
	Huntsman Corp.	334,774	8,155
	NewMarket Corp.	17,302	6,396
	Cabot Corp.	104,765	5,672
	PolyOne Corp.	149,106	5,591
	Cytec Industries Inc.	54,937	5,201
	Westlake Chemical Corp.	38,249	5,100
	Axiall Corp.	114,194	4,621
	Scotts Miracle-Gro Co.
	Class A	75,838	4,331
	Sensient Technologies
	Corp.	81,599	4,278
	HB Fuller Co.	81,997	3,975
*	Chemtura Corp.	157,318	3,894
	Olin Corp.	129,746	3,398
	Minerals Technologies Inc.	56,159	3,005
	Balchem Corp.	49,269	2,489
*	Taminco Corp.	108,570	2,467
	Tronox Ltd. Class A	101,562	2,406
*	Flotek Industries Inc.	79,808	2,031
	Innophos Holdings Inc.	35,796	1,966
	Stepan Co.	30,934	1,881
*	Calgon Carbon Corp.	89,013	1,792
*	Ferro Corp.	134,332	1,762
	Innospec Inc.	38,851	1,690
	Quaker Chemical Corp.	21,482	1,660
	OM Group Inc.	52,414	1,656
	A Schulman Inc.	47,491	1,650

			Market
			Value•
		Shares	($000)
*	Kraton Performance
	Polymers Inc.	53,021	1,471
*	Intrepid Potash Inc.	93,218	1,381
	Koppers Holdings Inc.	33,141	1,310
*	LSB Industries Inc.	31,103	1,017
	Tredegar Corp.	36,865	918
	American Vanguard Corp.	39,732	884
*	Zoltek Cos. Inc.	47,379	793
*	OMNOVA Solutions Inc.	76,353	728
	Kronos Worldwide Inc.	37,474	573
	Hawkins Inc.	15,581	555
	Zep Inc.	31,445	553
	FutureFuel Corp.	31,740	551
*	Landec Corp.	36,446	371
			886,300
Construction Materials (2.6%)
	Vulcan Materials Co.	212,302	14,422
	Martin Marietta Materials
	Inc.	75,617	9,224
	Eagle Materials Inc.	77,446	6,846
*	Texas Industries Inc.	23,348	1,982
*	Headwaters Inc.	119,098	1,588
	United States Lime &
	Minerals Inc.	2,728	154
			34,216
Containers & Packaging (9.2%)
	Rock-Tenn Co. Class A	117,703	13,138
	Ball Corp.	224,356	12,465
	Packaging Corp. of
	America	160,233	11,680
	MeadWestvaco Corp.	290,334	10,867
	Sealed Air Corp.	304,259	10,357
*	Crown Holdings Inc.	225,574	10,155
*	Owens-Illinois Inc.	256,109	8,687
	Avery Dennison Corp.	157,556	7,850
	AptarGroup Inc.	107,378	7,105
	Sonoco Products Co.	166,377	6,985
	Bemis Co. Inc.	168,234	6,608
*	Graphic Packaging
	Holding Co.	450,305	4,611
	Silgan Holdings Inc.	72,554	3,498
*	Berry Plastics Group Inc.	122,571	2,982
	Greif Inc. Class A	41,650	2,085
	Myers Industries Inc.	44,243	951
*	AEP Industries Inc.	5,896	251
			120,275
Metals & Mining (15.8%)
	Freeport-McMoRan
	Copper & Gold Inc.	1,695,040	55,292
	Nucor Corp.	519,631	26,106
	Alcoa Inc.	1,746,494	20,504
	Newmont Mining Corp.	812,923	18,909
	Reliance Steel &
	Aluminum Co.	126,200	8,743
	Royal Gold Inc.	105,350	7,239

			Market
			Value•
		Shares	($000)
	Steel Dynamics Inc.	362,196	6,317
	United States Steel Corp.	236,317	5,724
	Allegheny Technologies Inc.	176,122	5,597
	Cliffs Natural Resources Inc.	249,758	5,003
	Carpenter Technology Corp.	82,301	4,868
	Compass Minerals
	International Inc.	54,668	4,666
	Commercial Metals Co.	181,355	3,509
	Worthington Industries Inc.	86,576	3,451
	US Silica Holdings Inc.	87,299	2,863
*	Stillwater Mining Co.	194,528	2,634
*	SunCoke Energy Inc.	113,424	2,527
	Globe Specialty Metals Inc.	110,537	2,196
	Kaiser Aluminum Corp.	30,517	2,154
	Hecla Mining Co.	558,914	1,889
	AMCOL International Corp.	42,258	1,875
*	Coeur Mining Inc.	163,928	1,803
*	Molycorp Inc.	294,154	1,535
*	Horsehead Holding Corp.	82,332	1,463
*	AK Steel Holding Corp.	222,948	1,385
*	RTI International Metals Inc.	47,352	1,287
	Walter Energy Inc.	102,037	1,101
	Schnitzer Steel Industries
	Inc.	42,857	1,087
*	McEwen Mining Inc.	364,870	1,062
*	Century Aluminum Co.	86,401	1,023
	Haynes International Inc.	20,187	1,000
	Materion Corp.	31,890	944
*	Allied Nevada Gold Corp.	160,647	840
	Olympic Steel Inc.	15,096	415
*	AM Castle & Co.	26,394	386
	Gold Resource Corp.	56,517	291
			207,688
Paper & Forest Products (4.8%)
	International Paper Co.	688,135	33,643
	Domtar Corp.	52,992	5,871
*	KapStone Paper and
	Packaging Corp.	140,459	4,465
*	Louisiana-Pacific Corp.	230,271	4,327
*	Resolute Forest Products
	Inc.	154,092	3,157
	Schweitzer-Mauduit
	International Inc.	51,349	2,471
	PH Glatfelter Co.	70,565	2,142
*	Clearwater Paper Corp.	30,918	1,974
*	Boise Cascade Co.	51,573	1,526
	Neenah Paper Inc.	26,469	1,329
	Deltic Timber Corp.	18,700	1,177
	Wausau Paper Corp.	64,185	851
*	Mercer International Inc.	63,965	558
			63,491
Total Investments (100.0%)
(Cost $1,124,914)			1,311,970

Materials Index Fund

Market
Value•
($000)
Other Assets and Liabilities (0.0%)
Other Assets	9,616
Liabilities	(10,260)
(644)
Net Assets (100%)	1,311,326

At February 28, 2014, net assets consisted of:

Amount
($000)
Paid-in Capital	1,163,059
Undistributed Net Investment Income	2,403
Accumulated Net Realized Losses	(41,192)
Unrealized Appreciation (Depreciation)	187,056
Net Assets	1,311,326

Admiral Shares—Net Assets
Applicable to 2,920,713 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	156,880
Net Asset Value Per Share—
Admiral Shares	$53.71

ETF Shares—Net Assets
Applicable to 10,952,042 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,154,446
Net Asset Value Per Share—
ETF Shares	$105.41

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	11,161
Securities Lending	26
Total Income	11,187
Expenses
The Vanguard Group—Note B
Investment Advisory Services	86
Management and Administrative—
Admiral Shares	72
Management and Administrative—
ETF Shares	363
Marketing and Distribution—
Admiral Shares	11
Marketing and Distribution—
ETF Shares	97
Custodian Fees	6
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	53
Total Expenses	688
Net Investment Income	10,499
Realized Net Gain (Loss) on
Investment Securities Sold	22,061
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	147,158
Net Increase (Decrease) in Net Assets
Resulting from Operations	179,718

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,499	20,471
Realized Net Gain (Loss)	22,061	26,138
Change in Unrealized Appreciation (Depreciation)	147,158	78,706
Net Increase (Decrease) in Net Assets Resulting from Operations	179,718	125,315
Distributions
Net Investment Income
Admiral Shares	(2,782)	(2,309)
ETF Shares	(17,757)	(13,282)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(20,539)	(15,591)
Capital Share Transactions
Admiral Shares	(3,915)	(945)
ETF Shares	221,410	60,420
Net Increase (Decrease) from Capital Share Transactions	217,495	59,475
Total Increase (Decrease)	376,674	169,199
Net Assets
Beginning of Period	934,652	765,453
End of Period[1]	1,311,326	934,652

1 Net Assets—End of Period includes undistributed net investment income of $2,403,000 and $12,443,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$46.34	$40.66	$39.53	$33.32	$30.68	$42.85
Investment Operations
Net Investment Income	.444	1.014	.783	. 579	.971[1]	.622
Net Realized and Unrealized Gain (Loss)
on Investments [2]	7.890	5.464	1.151	6.551	2.128	(11.996)
Total from Investment Operations	8.334	6.478	1.934	7.130	3.099	(11.374)
Distributions
Dividends from Net Investment Income	(. 964)	(.798)	(. 804)	(. 920)	(. 459)	(.796)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 964)	(.798)	(. 804)	(. 920)	(. 459)	(.796)
Net Asset Value, End of Period	$53.71	$46.34	$40.66	$39.53	$33.32	$30.68

Total Return [3]	18.10%	16.12%	5.10%	21.26%	10.07%	–25.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$157	$139	$123	$138	$97	$90
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.97%	2.32%	1.93%	1.63%	2.81%[1]	2.23%
Portfolio Turnover Rate[4]	5%	7%	7%	14%	10%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.417 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

2 Includes increases from redemption fees of $.00, $.00, $.00, $.01, $.01, and $.02. Effective May 23, 2012, the redemption fee was eliminated.

3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$90.94	$79.81	$77.59	$65.40	$60.23	$84.27
Investment Operations
Net Investment Income	.882	1.993	1.537	1.142	1.907[1]	1.242
Net Realized and Unrealized Gain (Loss)
on Investments [2]	15.487	10.708	2.259	12.852	4.186	(23.683)
Total from Investment Operations	16.369	12.701	3.796	13.994	6.093	(22.441)
Distributions
Dividends from Net Investment Income	(1.899)	(1.571)	(1.576)	(1.804)	(. 923)	(1.599)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(1.899)	(1.571)	(1.576)	(1.804)	(. 923)	(1.599)
Net Asset Value, End of Period	$105.41	$90.94	$79.81	$77.59	$65.40	$60.23

Total Return	18.10%	16.08%	5.09%	21.26%	10.07%	–25.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,154	$796	$642	$593	$415	$375
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.97%	2.32%	1.93%	1.63%	2.81%[1]	2.26%
Portfolio Turnover Rate[3]	5%	7%	7%	14%	10%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.819 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

2 Includes increases from redemption fees of $.00, $.00, $.00, $.02, $.01, and $.03. Effective May 23, 2012, the redemption fee was eliminated.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $123,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Materials Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $22,248,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $40,910,000 to offset future net capital gains of $19,777,000 through August 31, 2018, and $21,133,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $1,124,914,000. Net unrealized appreciation of investment securities for tax purposes was $187,056,000, consisting of unrealized gains of $300,748,000 on securities that had risen in value since their purchase and $113,692,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $293,205,000 of investment securities and sold $85,081,000 of investment securities, other than temporary cash investments. Purchases and sales include $260,384,000 and $59,526,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	17,683	348	30,574	686
Issued in Lieu of Cash Distributions	2,322	46	2,029	48
Redeemed	(23,920)	(470)	(33,548)	(764)
Net Increase (Decrease) —Admiral Shares	(3,915)	(76)	(945)	(30)
ETF Shares
Issued	280,953	2,801	139,315	1,601
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(59,543)	(600)	(78,895)	(900)
Net Increase (Decrease)—ETF Shares	221,410	2,201	60,420	701

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol	VTCAX		VOX
Expense Ratio[1]		0.14%	0.14%
30-Day SEC Yield		3.36%	3.36%

Portfolio Characteristics
		MSCI
		US IMI/
		Telecom	MSCI
		Services	US IMI/
	Fund	25/50	2500
Number of Stocks	31	31	2,483
Median Market Cap	$34.3B	$34.3B	$42.9B
Price/Earnings Ratio	18.9x	18.9x	19.7x
Price/Book Ratio	2.3x	2.3x	2.6x
Return on Equity	8.4%	8.4%	17.0%
Earnings Growth Rate	–14.6%	–14.6%	12.0%
Dividend Yield	3.6%	3.6%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	23%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Telecom
	Services	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.37
Beta	1.00	0.59

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Alternative Carriers	15.2%
Integrated Telecommunication Services	65.0
Wireless Telecommunication Services	19.8

Ten Largest Holdings (% of total net assets)

Verizon	Integrated
Communications Inc.	Telecommunication
	Services	24.4%
AT&T Inc.	Integrated
	Telecommunication
	Services	23.0
CenturyLink Inc.	Integrated
	Telecommunication
	Services	4.7
SBA	Wireless
Communications	Telecommunication
Corp. Class A	Services	4.2
Sprint Corp.	Wireless
	Telecommunication
	Services	3.3
T-Mobile US Inc.	Wireless
	Telecommunication
	Services	3.1
Level 3	Alternative
Communications Inc.	Carriers	2.7
tw telecom inc	Alternative
Class A	Carriers	2.3
Frontier	Integrated
Communications	Telecommunication
Corp.	Services	2.2
Windstream	Integrated
Holdings Inc.	Telecommunication
	Services	2.2
Top Ten Total		72.1%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.13% for Admiral Shares and 0.13% for ETF Shares.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		24.27%	16.99%	8.91%
Net Asset Value		24.32	17.05	8.91
Admiral Shares	3/11/2005	24.33	17.06	8.56

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Diversified Telecommunication Services (80.2%)
	Alternative Carriers (15.2%)
*	Level 3 Communications
	Inc.	445,801	16,414
*	tw telecom inc Class A	450,702	13,796
	Cogent Communications
	Group Inc.	267,217	10,245
*	Vonage Holdings Corp.	2,143,825	9,883
*	inContact Inc.	1,080,688	9,748
*	8x8 Inc.	880,426	9,315
*	Premiere Global Services
	Inc.	726,769	8,220
*	Iridium Communications
	Inc.	1,111,068	7,244
	Lumos Networks Corp.	469,367	6,815

	Integrated Telecommunication Services (65.0%)
	Verizon Communications
	Inc.	3,098,709	147,437
	AT&T Inc.	4,353,567	139,009
	CenturyLink Inc.	918,265	28,705
	Frontier Communications
	Corp.	2,769,452	13,515
	Windstream Holdings Inc.	1,626,116	13,041
	Atlantic Tele-Network Inc.	162,760	10,667
	Consolidated
	Communications
	Holdings Inc.	511,831	9,756
	IDT Corp. Class B	521,972	9,369
*	General Communication
	Inc. Class A	810,322	8,435
*	Cincinnati Bell Inc.	2,226,421	7,459
*	Hawaiian Telcom Holdco
	Inc.	219,535	6,323
			485,396
Wireless Telecommunication Services (19.7%)
*	SBA Communications
	Corp. Class A	266,124	25,327
*	Sprint Corp.	2,286,957	19,988
*	T-Mobile US Inc.	613,360	18,708

			Market
			Value•
		Shares	($000)
*	Leap Wireless
	International Inc.	576,014	10,092
	Telephone & Data
	Systems Inc.	436,028	9,937
	Shenandoah
	Telecommunications Co.	372,169	9,836
	USA Mobility Inc.	455,492	6,582
*	Boingo Wireless Inc.	990,822	5,757
	United States Cellular
	Corp.	156,677	5,654
	NTELOS Holdings Corp.	349,474	4,886
*,^	NII Holdings Inc.	2,456,574	2,825
			119,592
	Total Common Stocks
	(Cost $616,339)		604,988
Temporary Cash Investments (0.3%)
	Money Market Fund (0.3%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.130%	1,427,701	1,428

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
3	Federal Home Loan Bank
	Discount Notes, 0.100%,
	3/28/14	100	100
Total Temporary Cash Investments
	(Cost $1,527)		1,528
	Total Investments (100.2%)
	(Cost $617,866)		606,516
Other Assets and Liabilities (–0.2%)
	Other Assets		13,044
	Liabilities[2]		(14,178)
			(1,134)
	Net Assets (100%)		605,382

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	667,586
Undistributed Net Investment Income	1,902
Accumulated Net Realized Losses	(52,756)
Unrealized Appreciation (Depreciation)	(11,350)
Net Assets	605,382

Admiral Shares—Net Assets
Applicable to 563,965 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	23,223
Net Asset Value Per Share—
Admiral Shares	$41.18

ETF Shares—Net Assets
Applicable to 7,203,838 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	582,159
Net Asset Value Per Share—
ETF Shares	$80.81

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $547,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,428,000 of collateral received for securities on loan.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	9,430
Securities Lending	62
Total Income	9,492
Expenses
The Vanguard Group—Note B
Investment Advisory Services	49
Management and Administrative—
Admiral Shares	11
Management and Administrative—
ETF Shares	182
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	71
Custodian Fees	5
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	60
Total Expenses	380
Net Investment Income	9,112
Realized Net Gain (Loss)
Investment Securities Sold	15,203
Futures Contracts	23
Realized Net Gain (Loss)	15,226
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	11,945
Futures Contracts	1
Change in Unrealized Appreciation
(Depreciation)	11,946
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,284

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,112	24,456
Realized Net Gain (Loss)	15,226	61,827
Change in Unrealized Appreciation (Depreciation)	11,946	(18,059)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,284	68,224
Distributions
Net Investment Income
Admiral Shares	(927)	(678)
ETF Shares	(23,038)	(16,305)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(23,965)	(16,983)
Capital Share Transactions
Admiral Shares	1,599	(347)
ETF Shares	59,552	(62,644)
Net Increase (Decrease) from Capital Share Transactions	61,151	(62,991)
Total Increase (Decrease)	73,470	(11,750)
Net Assets
Beginning of Period	531,912	543,662
End of Period[1]	605,382	531,912

1 Net Assets—End of Period includes undistributed net investment income of $1,902,000 and $16,755,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$40.02	$36.09	$33.18	$29.22	$25.77	$31.58
Investment Operations
Net Investment Income	.660[1]	1.906[2]	1.082[1]	1.077	1.024[1]	.840[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.153	3.284	2.845	3.853	3.183	(5.977)
Total from Investment Operations	2.813	5.190	3.927	4.930	4.207	(5.137)
Distributions
Dividends from Net Investment Income	(1.653)	(1.260)	(1.017)	(. 970)	(.757)	(. 673)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.653)	(1.260)	(1.017)	(. 970)	(.757)	(. 673)
Net Asset Value, End of Period	$41.18	$40.02	$36.09	$33.18	$29.22	$25.77

Total Return [3]	7.02%	14.80%	12.33%	16.87%	16.40%	–15.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23	$21	$19	$20	$14	$12
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	3.12%	4.56%[2]	3.24%	3.60%	3.60%	3.39%
Portfolio Turnover Rate[4]	23%	19%	28%	21%	23%	25%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.359 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in May 2013.

3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$78.54	$70.82	$65.11	$57.34	$50.58	$62.05
Investment Operations
Net Investment Income	1.272[1]	3.734[2]	2.105[1]	2.118	1.981[1]	1.602[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.241	6.455	5.614	7.557	6.290	(11.699)
Total from Investment Operations	5.513	10.189	7.719	9.675	8.271	(10.097)
Distributions
Dividends from Net Investment Income	(3.243)	(2.469)	(2.009)	(1.905)	(1.511)	(1.373)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(3.243)	(2.469)	(2.009)	(1.905)	(1.511)	(1.373)
Net Asset Value, End of Period	$80.81	$78.54	$70.82	$65.11	$57.34	$50.58

Total Return	6.98%	14.78%	12.33%	16.87%	16.39%	–15.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$582	$511	$524	$391	$241	$147
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.12%	4.56%[2]	3.24%	3.60%	3.60%	3.42%
Portfolio Turnover Rate[3]	23%	19%	28%	21%	23%	25%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.704 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in May 2013.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that,

Telecommunication Services Index Fund

in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $68,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	604,988	—	—
Temporary Cash Investments	1,428	100	—
Total	606,416	100	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $18,033,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Telecommunication Services Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $49,950,000 to offset future net capital gains. Of this amount, $45,285,000 is subject to expiration dates; $7,492,000 may be used to offset future net capital gains through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019. Capital losses of $4,665,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $617,866,000. Net unrealized depreciation of investment securities for tax purposes was $11,350,000, consisting of unrealized gains of $53,122,000 on securities that had risen in value since their purchase and $64,472,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $189,898,000 of investment securities and sold $141,663,000 of investment securities, other than temporary cash investments. Purchases and sales include $108,403,000 and $73,900,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	4,950	117	5,668	146
Issued in Lieu of Cash Distributions	809	20	598	17
Redeemed	(4,160)	(100)	(6,613)	(172)
Net Increase (Decrease) —Admiral Shares	1,599	37	(347)	(9)
ETF Shares
Issued	133,680	1,600	222,108	2,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(74,128)	(900)	(284,752)	(3,800)
Net Increase (Decrease)—ETF Shares	59,552	700	(62,644)	(900)

At February 28, 2014, one shareholder was the record or beneficial owner of 37% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol		VUIAX	VPU
Expense Ratio[1]		0.14%	0.14%
30-Day SEC Yield		3.52%	3.52%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	77	77	2,483
Median Market Cap	$17.1B	$17.1B	$42.9B
Price/Earnings Ratio	19.7x	19.7x	19.7x
Price/Book Ratio	1.7x	1.7x	2.6x
Return on Equity	10.5%	10.4%	17.0%
Earnings Growth Rate	–1.3%	–1.4%	12.0%
Dividend Yield	3.7%	3.7%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.08
Beta	1.00	0.23
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Electric Utilities		52.2%
Gas Utilities		6.5
Independent Power Producers
& Energy Traders		4.3
Multi-Utilities		34.4
Water Utilities		2.6

Ten Largest Holdings (% of total net assets)

Duke Energy Corp.	Electric Utilities	8.1%
Dominion Resources Inc.	Multi-Utilities	6.5
NextEra Energy Inc.	Electric Utilities	6.4
Southern Co.	Electric Utilities	6.0
Exelon Corp.	Electric Utilities	4.2
American Electric
Power Co. Inc.	Electric Utilities	3.9
Sempra Energy	Multi-Utilities	3.5
PPL Corp.	Electric Utilities	3.3
PG&E Corp.	Multi-Utilities	3.2
Public Service Enterprise
Group Inc.	Multi-Utilities	3.0
Top Ten		48.1%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.13% for Admiral Shares and 0.13% for ETF Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		14.87%	10.66%	9.03%
Net Asset Value		14.93	10.68	9.03
Admiral Shares	4/28/2004	14.98	10.69	9.23

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (52.2%)
Duke Energy Corp.	2,152,021	152,535
NextEra Energy Inc.	1,326,077	121,190
Southern Co.	2,687,716	113,825
Exelon Corp.	2,611,963	79,430
American Electric Power
Co. Inc.	1,485,359	74,565
PPL Corp.	1,921,125	62,033
Edison International	943,566	49,415
Xcel Energy Inc.	1,517,039	45,951
Northeast Utilities	960,667	42,702
FirstEnergy Corp.	1,275,081	39,247
Entergy Corp.	543,400	34,680
OGE Energy Corp.	604,706	21,769
Pinnacle West Capital
Corp.	335,336	18,662
ITC Holdings Corp.	159,989	16,415
Pepco Holdings Inc.	761,175	15,520
Westar Energy Inc.
Class A	387,553	13,262
Great Plains Energy Inc.	468,943	12,319
Cleco Corp.	184,474	9,119
IDACORP Inc.	153,232	8,610
Hawaiian Electric
Industries Inc.	303,248	7,706
UNS Energy Corp.	126,463	7,652
Portland General Electric
Co.	237,684	7,558
UIL Holdings Corp.	171,903	6,656
PNM Resources Inc.	243,152	6,358
ALLETE Inc.	111,686	5,641
El Paso Electric Co.	122,527	4,319
MGE Energy Inc.	105,489	4,070
Empire District Electric
Co.	130,728	3,104
Otter Tail Corp.	99,538	3,008
Unitil Corp.	40,038	1,260
		988,581
Gas Utilities (6.5%)
AGL Resources Inc.	361,997	17,028
National Fuel Gas Co.	216,809	16,287
UGI Corp.	347,687	15,538
Atmos Energy Corp.	301,690	13,908
Questar Corp.	533,762	12,677
Piedmont Natural Gas
Co. Inc.	231,693	7,836
Southwest Gas Corp.	141,405	7,639

			Market
			Value•
		Shares	($000)
	WGL Holdings Inc.	157,782	6,341
	New Jersey Resources
	Corp.	127,984	5,760
	South Jersey Industries
	Inc.	98,073	5,608
*	ONE Gas Inc.	156,905	5,332
	Laclede Group Inc.	94,581	4,336
	Northwest Natural Gas Co.	82,327	3,529
	Chesapeake Utilities Corp.	29,382	1,741
			123,560
Independent Power Producers &
Energy Traders (4.3%)
	NRG Energy Inc.	985,520	28,649
	AES Corp.	2,092,708	28,566
*	Calpine Corp.	1,060,923	20,211
*	Dynegy Inc. Class A	137,337	3,212
	Ormat Technologies Inc.	48,376	1,342
			81,980
Multi-Utilities (34.4%)
	Dominion Resources Inc.	1,769,237	122,785
	Sempra Energy	707,799	66,866
	PG&E Corp.	1,369,542	60,342
	Public Service Enterprise
	Group Inc.	1,542,035	56,531
	Consolidated Edison Inc.	892,863	50,045
	DTE Energy Co.	538,758	38,661
	NiSource Inc.	955,233	33,261
	Wisconsin Energy Corp.	690,716	30,364
	Ameren Corp.	739,372	29,878
	CenterPoint Energy Inc.	1,240,836	29,346
	CMS Energy Corp.	813,840	23,137
	SCANA Corp.	406,912	20,142
	MDU Resources Group
	Inc.	546,695	18,566
	Alliant Energy Corp.	338,092	18,338
	Integrys Energy Group Inc.	243,251	13,931
	TECO Energy Inc.	629,599	10,565
	Vectren Corp.	251,199	9,663
	Black Hills Corp.	128,932	7,312
	Avista Corp.	183,034	5,418
	NorthWestern Corp.	117,500	5,398
			650,549
Water Utilities (2.6%)
	American Water Works
	Co. Inc.	543,240	24,359
	Aqua America Inc.	538,823	13,573
	American States Water
	Co.	117,683	3,534

		Market
		Value•
	Shares	($000)
California Water Service
Group	145,574	3,422
SJW Corp.	43,048	1,274
Connecticut Water Service
Inc.	33,165	1,089
Middlesex Water Co.	48,424	979
York Water Co.	39,630	799
		49,029
Total Investments (100.0%)
(Cost $1,773,843)		1,893,699
Other Assets and Liabilities (0.0%)
Other Assets		15,187
Liabilities		(15,635)
		(448)
Net Assets (100%)		1,893,251

At February 28, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,768,249
Undistributed Net Investment Income		11,280
Accumulated Net Realized Losses		(6,134)
Unrealized Appreciation (Depreciation)		119,856
Net Assets		1,893,251

Admiral Shares—Net Assets
Applicable to 8,658,169 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		383,888
Net Asset Value Per Share—
Admiral Shares		$44.34

ETF Shares—Net Assets
Applicable to 17,078,821 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,509,363
Net Asset Value Per Share—
ETF Shares		$88.38

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	34,268
Total Income	34,268
Expenses
The Vanguard Group—Note B
Investment Advisory Services	136
Management and Administrative—
Admiral Shares	166
Management and Administrative—
ETF Shares	526
Marketing and Distribution—
Admiral Shares	33
Marketing and Distribution—
ETF Shares	175
Custodian Fees	13
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	64
Trustees’ Fees and Expenses	1
Total Expenses	1,115
Net Investment Income	33,153
Realized Net Gain (Loss) on
Investment Securities Sold	46,250
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	101,930
Net Increase (Decrease) in Net Assets
Resulting from Operations	181,333

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,153	61,848
Realized Net Gain (Loss)	46,250	59,137
Change in Unrealized Appreciation (Depreciation)	101,930	13,075
Net Increase (Decrease) in Net Assets Resulting from Operations	181,333	134,060
Distributions
Net Investment Income
Admiral Shares	(6,912)	(12,363)
ETF Shares	(26,429)	(49,213)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(33,341)	(61,576)
Capital Share Transactions
Admiral Shares	6,223	22,541
ETF Shares	35,861	143,996
Net Increase (Decrease) from Capital Share Transactions	42,084	166,537
Total Increase (Decrease)	190,076	239,021
Net Assets
Beginning of Period	1,703,175	1,464,154
End of Period[1]	1,893,251	1,703,175

1 Net Assets—End of Period includes undistributed net investment income of $11,280,000 and $11,468,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$40.80	$38.99	$36.40	$32.60	$30.73	$39.26
Investment Operations
Net Investment Income	.805	1.529	1.452	1.344	1.293[1]	1.251
Net Realized and Unrealized Gain (Loss)
on Investments	3.551	1.838	2.539	3.783	1.782	(8.530)
Total from Investment Operations	4.356	3.367	3.991	5.127	3.075	(7.279)
Distributions
Dividends from Net Investment Income	(.816)	(1.557)	(1.401)	(1.327)	(1.205)	(1.251)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.816)	(1.557)	(1.401)	(1.327)	(1.205)	(1.251)
Net Asset Value, End of Period	$44.34	$40.80	$38.99	$36.40	$32.60	$30.73

Total Return[2]	10.84%	8.83%	11.22%	16.09%	10.20%	–18.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$384	$347	$310	$218	$153	$81
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	3.86%	3.72%	3.93%	3.99%	4.07%	4.28%
Portfolio Turnover Rate[3]	11%	7%	5%	6%	8%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$81.32	$77.69	$72.52	$64.93	$61.24	$78.22
Investment Operations
Net Investment Income	1.604	3.043	2.880	2.678	2.554[1]	2.512
Net Realized and Unrealized Gain (Loss)
on Investments	7.080	3.675	5.080	7.551	3.550	(16.978)
Total from Investment Operations	8.684	6.718	7.960	10.229	6.104	(14.466)
Distributions
Dividends from Net Investment Income	(1.624)	(3.088)	(2.790)	(2.639)	(2.414)	(2.514)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.624)	(3.088)	(2.790)	(2.639)	(2.414)	(2.514)
Net Asset Value, End of Period	$88.38	$81.32	$77.69	$72.52	$64.93	$61.24

Total Return	10.82%	8.82%	11.20%	16.09%	10.18%	–18.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,509	$1,356	$1,154	$831	$581	$364
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.86%	3.72%	3.93%	3.99%	4.07%	4.31%
Portfolio Turnover Rate[2]	11%	7%	5%	6%	8%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $204,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Utilities Index Fund

During the six months ended February 28, 2014, the fund realized $29,118,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $23,264,000 to offset future net capital gains. Of this amount, $21,748,000 is subject to expiration dates; $515,000 may be used to offset future net capital gains through August 31, 2015, $2,910,000 through August 31, 2017, $14,961,000 through August 31, 2018, and $3,362,000 through August 31, 2019. Capital losses of $1,516,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $1,773,843,000. Net unrealized appreciation of investment securities for tax purposes was $119,856,000, consisting of unrealized gains of $220,835,000 on securities that had risen in value since their purchase and $100,979,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $272,254,000 of investment securities and sold $227,236,000 of investment securities, other than temporary cash investments. Purchases and sales include $168,578,000 and $133,035,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	42,462	1,009	139,755	3,494
Issued in Lieu of Cash Distributions	5,142	125	9,195	232
Redeemed	(41,381)	(987)	(126,409)	(3,159)
Net Increase (Decrease) —Admiral Shares	6,223	147	22,541	567
ETF Shares
Issued	168,911	2,004	404,847	5,016
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(133,050)	(1,600)	(260,851)	(3,200)
Net Increase (Decrease)—ETF Shares	35,861	404	143,996	1,816

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2014
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	8/31/2013	2/28/2014	Period[1]
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$1,171.76	$0.70
	ETF	1,000.00	1,171.50	0.70
Consumer Staples	Admiral	$1,000.00	$1,085.89	$0.67
	ETF	1,000.00	1,085.75	0.67
Energy	Admiral	$1,000.00	$1,094.62	$0.68
	ETF	1,000.00	1,094.53	0.68
Financials	Admiral	$1,000.00	$1,130.26	$0.69
	ETF	1,000.00	1,130.39	0.69
Health Care	Admiral	$1,000.00	$1,227.51	$0.72
	ETF	1,000.00	$1,227.27	0.72
Industrials	Admiral	$1,000.00	$1,200.21	$0.71
	ETF	1,000.00	1,199.95	0.71
Information Technology	Admiral	$1,000.00	$1,194.90	$0.71
	ETF	1,000.00	1,194.77	0.71
Materials	Admiral	$1,000.00	$1,180.96	$0.70
	ETF	1,000.00	1,181.03	0.70
Telecommunication Services	Admiral	$1,000.00	$1,070.20	$0.67
	ETF	1,000.00	1,069.79	0.67
Utilities	Admiral	$1,000.00	$1,108.43	$0.68
	ETF	1,000.00	1,108.21	0.68
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,024.15	$0.65
	ETF	1,000.00	1,024.15	0.65
Consumer Staples	Admiral	$1,000.00	$1,024.15	$0.65
	ETF	1,000.00	1,024.15	0.65
Energy	Admiral	$1,000.00	$1,024.15	$0.65
	ETF	1,000.00	1,024.15	0.65
Financials	Admiral	$1,000.00	$1,024.15	$0.65
	ETF	1,000.00	1,024.15	0.65
Health Care	Admiral	$1,000.00	$1,024.15	$0.65
	ETF	1,000.00	1,024.15	0.65
Industrials	Admiral	$1,000.00	$1,024.15	$0.65
	ETF	1,000.00	1,024.15	0.65
Information Technology	Admiral	$1,000.00	$1,024.15	$0.65
	ETF	1,000.00	1,024.15	0.65
Materials	Admiral	$1,000.00	$1,024.15	$0.65
	ETF	1,000.00	1,024.15	0.65
Telecommunication Services	Admiral	$1,000.00	$1,024.15	$0.65
	ETF	1,000.00	1,024.15	0.65
Utilities	Admiral	$1,000.00	$1,024.15	$0.65
	ETF	1,000.00	1,024.15	0.65

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.13% for the Consumer Discretionary Index Fund Admiral Shares and 0.13% for the ETF Shares; 0.13% for the Consumer Staples Index Fund Admiral Shares and 0.13% for the ETF Shares; 0.13% for the Energy Index Fund Admiral Shares and 0.13% for the ETF Shares; 0.13% for the Financials Index Fund Admiral Shares and 0.13% for the ETF Shares; 0.13% for the Health Care Index Fund Admiral Shares and 0.13% for the ETF Shares; 0.13% for the Industrials Index Fund Admiral Shares and 0.13% for the ETF Shares; 0.13% for the Information Technology Index Fund Admiral Shares and 0.13% for the ETF Shares; 0.13% for the Materials Index Fund Admiral Shares and 0.13% for the ETF Shares; 0.13% for the Telecommunication Services Index Fund Admiral Shares and 0.13% for the ETF Shares; 0.13% for the Utilities Index Fund Admiral Shares and 0.13% for the ETF

Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced US IMI/Consumer Discretionary 25/50. MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

Spliced US IMI/Consumer Staples 25/50. MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Spliced US IMI/Energy 25/50. MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.

Spliced US IMI/Financials 25/50. MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.

Spliced US IMI/Health Care 25/50. MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.

Spliced US IMI/Industrials 25/50. MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.

Spliced US IMI/Information Technology 25/50. MSCI US IMI/Information Technology Index through February 26, 2010; MSCI US IMI/Information Technology 25/50 Index thereafter.

Spliced US IMI/Materials 25/50. MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.

Spliced US IMI/Telecommunication Services 25/50. MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.

Spliced US IMI/Utilities 25/50. MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	(pharmaceuticals/medical devices/consumer	Peter F. Volanakis
	products); Director of Skytop Lodge Corporation	Born 1955. Trustee Since July 2009. Principal
F. William McNabb III	(hotels), the University Medical Center at Princeton,	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	the Robert Wood Johnson Foundation, and the Center	and Chief Operating Officer (retired 2010) of Corning
Board. Principal Occupation(s) During the Past Five	for Talent Innovation; Member of the Advisory Board	Incorporated (communications equipment); Trustee of
Years: Chairman of the Board of The Vanguard Group,	of the Maxwell School of Citizenship and Public Affairs	Colby-Sawyer College; Member of the Advisory Board
Inc., and of each of the investment companies served	at Syracuse University.	of the Norris Cotton Cancer Center and of the Advisory
by The Vanguard Group, since January 2010; Director		Board of the Parthenon Group (strategy consulting).
of The Vanguard Group since 2008; Chief Executive	F. Joseph Loughrey
Officer and President of The Vanguard Group, and of	Born 1949. Trustee Since October 2009. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President	Executive Officers
Vanguard Group, since 2008; Director of Vanguard	and Chief Operating Officer (retired 2009) of Cummins	Glenn Booraem
Marketing Corporation; Managing Director of The	Inc. (industrial machinery); Chairman of the Board	Born 1967. Controller Since July 2010. Principal
Vanguard Group (1995–2008).	of Hillenbrand, Inc. (specialized consumer services),	Occupation(s) During the Past Five Years: Principal
	and of Oxfam America; Director of SKF AB (industrial	of The Vanguard Group, Inc.; Controller of each of
	machinery), Hyster-Yale Materials Handling, Inc.	the investment companies served by The Vanguard
IndependentTrustees	(forklift trucks), the Lumina Foundation for Education,	companies Group; Assistant served Controller by The Vanguard
Emerson U. Fullwood	and the V Foundation for Cancer Research; Member	of each of Group the investment (2001–2010).
Born 1948. Trustee Since January 2008. Principal	of the Advisory Council for the College of Arts and
Occupation(s) During the Past Five Years: Executive	Letters and of the Advisory Board to the Kellogg	Thomas J. Higgins
Chief Staff and Marketing Officer for North America	Institute for International Studies, both at the	Born 1957. Chief Financial Officer Since September
and Corporate Vice President (retired 2008) of Xerox	University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Corporation (document management products		Years: Principal of The Vanguard Group, Inc.; Chief
and services); Executive in Residence and 2010	Mark Loughridge	Financial Officer of each of the investment companies
Distinguished Minett Professor at the Rochester	Born 1953. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Senior Vice	the investment companies served by The Vanguard
(multi-industry manufacturing), the United Way of	President and Chief Financial Officer (retired 2013)	Group (1998–2008).
Rochester, Amerigroup Corporation (managed health	at IBM (information technology services); Fiduciary
care), the University of Rochester Medical Center,	Member of IBM’s Retirement Plan Committee (2004–	Kathryn J. Hyatt
Monroe Community College Foundation, and North	2013); Member of the Council on Chicago Booth.	Born 1955. Treasurer Since November 2008. Principal
Carolina A&T University.		Occupation(s) During the Past Five Years: Principal of
	Scott C. Malpass	The Vanguard Group, Inc.; Treasurer of each of the
Rajiv L. Gupta	Born 1962. Trustee Since March 2012. Principal	investment companies served by The Vanguard
	Occupation(s) During the Past Five Years: Chief	Group; Assistant Treasurer of each of the investment
Born 1945. Trustee Since December 2001.[2]	Investment Officer and Vice President at the University	companies served by The Vanguard Group (1988–2008).
Principal Occupation(s) During the Past Five Years:	of Notre Dame; Assistant Professor of Finance at the
Chairman and Chief Executive Officer (retired 2009)	Mendoza College of Business at Notre Dame; Member
and President (2006–2008) of Rohm and Haas Co.	of the Notre Dame 403(b) Investment Committee;	Heidi Stam
(chemicals); Director of Tyco International, Ltd.	Board Member of TIFF Advisory Services, Inc.	Born 1956. Secretary Since July 2005. Principal
(diversified manufacturing and services), Hewlett-	(investment advisor); Member of the Investment	Occupation(s) During the Past Five Years: Managing
Packard Co. (electronic computer manufacturing),	Advisory Committees of the Financial Industry	Director of The Vanguard Group, Inc.; General Counsel
and Delphi Automotive LLP (automotive components);	Regulatory Authority (FINRA) and of Major League	of The Vanguard Group; Secretary of The Vanguard
Senior Advisor at New Mountain Capital.	Baseball.	Group and of each of the investment companies
served by The Vanguard Group; Director and Senior
Amy Gutmann		Vice President of Vanguard Marketing Corporation.
André F. Perold
Born 1949. Trustee Since June 2006. Principal	Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: President of	Occupation(s) During the Past Five Years: George	Vanguard Senior ManagementTeam
the University of Pennsylvania; Christopher H. Browne	Gund Professor of Finance and Banking, Emeritus
Distinguished Professor of Political Science, School of	at the Harvard Business School (retired 2011);	Mortimer J. Buckley	Chris D. McIsaac
Arts and Sciences, and Professor of Communication,	Chief Investment Officer and Managing Partner of	Kathleen C. Gubanich	Michael S. Miller
Annenberg School for Communication, with secondary	HighVista Strategies LLC (private investment firm);	Paul A. Heller	James M. Norris
faculty appointments in the Department of Philosophy,	Director of Rand Merchant Bank; Overseer of the	Martha G. King	Glenn W. Reed
School of Arts and Sciences, and at the Graduate	Museum of Fine Arts Boston.	John T. Marcante
School of Education, University of Pennsylvania;
Trustee of the National Constitution Center; Chair	Alfred M. Rankin, Jr.
of the Presidential Commission for the Study of	Born 1941. Trustee Since January 1993. Principal	Chairman Emeritus and Senior Advisor
Bioethical Issues.	Occupation(s) During the Past Five Years: Chairman,	John J. Brennan
JoAnn Heffernan Heisen	President, and Chief Executive Officer of NACCO	Chairman, 1996–2009
Born 1950. Trustee Since July 1998. Principal	Industries, Inc. (housewares/lignite), and of Hyster-Yale	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Corporate	Materials Handling, Inc. (forklift trucks); Chairman of
Vice President and Chief Global Diversity Officer	the Board of University Hospitals of Cleveland.
(retired 2008) and Member of the Executive		Founder
Committee (1997–2008) of Johnson & Johnson		John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting vanguard.com/proxyreporting or
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during

This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
either vanguard.com/proxyreporting or sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by the	You can review and copy information about your fund
fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. The prospectus or the Statement of Additional	request in either of two ways: via e-mail addressed to
Information contains a more detailed description of the	publicinfo@sec.gov or via regular mail addressed to the
limited relationship MSCI has with Vanguard and any	Public Reference Section, Securities and Exchange
related funds.	Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4832 042014

Semiannual Report | February 28, 2014

Vanguard Extended Duration Treasury Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended February 28, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
Institutional Shares	3.71%	1.74%	3.54%	5.28%
Institutional Plus Shares	3.73	1.76	3.57	5.33
ETF Shares	3.69
Market Price				4.99
Net Asset Value				5.23
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index				4.48
General U.S. Treasury Funds Average				2.58
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2013, Through February 28, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury Index
Fund
Institutional Shares	$28.85	$29.44	$0.484	$0.371
Institutional Plus Shares	72.42	73.92	1.232	0.931
ETF Shares	95.57	97.56	1.589	1.229

1

Chairman’s Letter

Dear Shareholder,

Vanguard Extended Duration Treasury Index Fund returned more than 5% for the six months ended February 28, 2014. This solid result masked fluctuating interim returns: The fund returned about –2% for the initial three months of the period, only to bounce back with an almost 8% return for the final three months.

Of course, sharp swings in performance aren’t unusual for the Extended Duration Treasury Index Fund. Because of the very long maturity of the bonds in its portfolio, the fund’s returns are particularly sensitive to even small changes in bond yields. Over the past six months, yields shifted notably as bond investors revised their views about how expected changes in Federal Reserve policy might affect their holdings.

Although large fluctuations in share price can be unsettling for individual investors, that’s not necessarily the case for institutional investors seeking to match long-term liabilities with long-term assets. As interest rates change, the value of this fund’s assets tends to shift in the same direction as, for example, a firm’s pension plan liabilities. This relationship is part of what makes the Extended Duration Treasury Index Fund a convenient, transparent, and low-cost tool for managing defined-benefit plans.

2

For the half-year, the fund’s return exceeded that of its target Barclays benchmark (+4.48%). Such disparities can appear temporarily because the fund and the index value securities at slightly different times toward the end of the day. Typically, the positive or negative deviations correct themselves over time.

Before going on to discuss the markets, I want to mention an important transition at Vanguard. Last autumn we announced that Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intended to retire in March 2014. Later in this letter, I’ll have more to say about Bob’s important contributions to Vanguard during his 32-year career, and I’ll introduce his successor, Gregory Davis.

Bonds staged a rebound after last year’s swoon

As investors worried over the future of Fed policy, the changing direction of yields affected bonds of all stripes. The broad taxable bond market, which had slumped notably in the fiscal year ended August 31, 2013, delivered solid results for the six months through February 2014, returning 2.84%. The yield of the benchmark 10-year Treasury note finished the half-year at 2.64%, down a bit from 2.76% at the end of August. The yield of 30-year Treasury bonds declined to 3.59% from 3.72%.

Municipal bonds, which had declined sharply in the fiscal year ended August 31, regained some ground during the past six months, returning 5.71%. The market was roiled last summer by headlines about

Market Barometer
			Total Returns
		Periods Ended February 28, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.84%	0.15%	5.13%
Barclays Municipal Bond Index (Broad tax-exempt market)	5.71	-0.21	5.68
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

Stocks
Russell 1000 Index (Large-caps)	15.67%	26.34%	23.63%
Russell 2000 Index (Small-caps)	17.75	31.56	26.63
Russell 3000 Index (Broad U.S. market)	15.83	26.74	23.86
FTSE All-World ex US Index (International)	12.20	12.19	17.71

CPI
Consumer Price Index	0.39%	1.13%	2.04%

3

Detroit’s bankruptcy and Puerto Rico’s fiscal woes, but as those headlines receded, investors seemed to take a more comprehensive view of state and local finances. Our chief investment officer, Tim Buckley, noted recently that, on the whole, “municipalities out there are actually doing a lot better than they were a few years ago.”

Through much of the period, bond investors focused on when and how the Fed would start to reduce its large monthly bond purchases, a stimulative policy aimed at lowering longer-term interest rates. There was no question, however, that the Fed would continue its separate policy of keeping a firm lid on short-term rates by influencing the federal funds rate, the interest that banks pay on overnight loans. Money market and savings account returns remained capped by the Fed’s federal funds rate target of 0%–0.25%.

International bond markets, as measured by the Barclays Global Aggregate Index ex USD, returned 4.93%.

A set of supportive factors combined to boost U.S. stocks

Favorable corporate earnings, generally positive economic news, improved investor sentiment, and the Federal Reserve’s accommodative bond-buying program—all of these factors helped the broad U.S. stock market post a strong six-month return of about 16%.

Expense Ratios

	Institutional	Institutional	ETF
	Shares	Plus Shares	Shares
Extended Duration Treasury Index Fund	0.10%	0.08%	0.12%

The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.10% for Institutional Shares, 0.08% for Institutional Plus Shares, and 0.12% for ETF Shares.

4

International stocks, in aggregate, returned about 12%. Most of the strength came from the developed markets of Europe; those in the Pacific region managed single-digit returns for the period, as did emerging markets. The latter have seen particularly volatile results amid concerns about China’s slowing economy and the effects on interest rates as the Fed winds down its stimulus.

Fed actions, and events overseas, reversed an initial rise in yields

The disparity in returns between the Extended Duration Treasury Index Fund and the broad bond market highlights the difference between the fund’s average maturity (about 25 years) and that of the overall investment-grade market (7.5 years, based on the Barclays U.S. Aggregate Float Adjusted Bond Index). More important is duration, a gauge of the sensitivity of bond prices to changes in yields: The fund’s duration is about 25 years, while that of the overall investment-grade bond market is 5.5 years.

Duration also played a large role in the fund’s marked underperformance compared to its peer funds (which have an average duration of about 10 years) during the first half of the reporting period, when yields were generally rising: The fund returned about –2%, the peers about 1%. During the second half, when yields were generally declining, leadership reversed: The fund returned almost 8%, the peers nearly 2%. For the period as a whole, the fund’s peers returned 2.58%, compared to the fund’s 5.28% for Institutional Shares.

The ups and downs in yields over the six months were affected by investors’ expectations about the Federal Reserve. Since last spring, investors had speculated about when the central bank would begin pulling back from its untraditional policy of large-scale bond purchases. Fearing a dent in their portfolio values as the Fed withdrew its demand from the market, many investors sold their bonds, driving prices lower and yields higher. (As you know, the Fed actually began to reduce its monthly purchases in January.)

Anxiety levels—and selling pressure—lessened toward the end of the reporting period as investors began to see the Fed’s “taper” as a slower pace of monetary expansion rather than as a tightening. In addition, as noted above, factors such as slower growth in China and volatility in emerging markets increased demand for Treasuries and helped push yields lower.

Bob Auwaerter’s retirement marks the end of a remarkable era

In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group, which persevered under these treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group.

5

Bob, who joined Vanguard in 1981, was a member of the original three-person Fixed Income Group, headed by Ian MacKinnon. Over the years, he held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start had initial total assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed then on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which represents nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and had been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 13, 2014

6

Extended Duration Treasury Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics
		Institutional
	Institutional	Plus	ETF
	Shares	Shares	Shares
Ticker Symbol	VEDTX	VEDIX	EDV
Expense Ratio[1]	0.10%	0.08%	0.12%
30-Day SEC Yield	3.71%	3.73%	3.69%

Financial Attributes

			Barclays
			Treasury
			STRIPS
		20–30 Year
		Fund	Index
Number of Bonds		67	65
Yield to Maturity
(before expenses)		3.8%	3.8%
Average Coupon		0.0%	0.0%
Average Duration	24.9 years		24.7 years
Average Effective
Maturity	25.4 years		25.2 years
Short-Term
Reserves		0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	0.99
Beta	1.01
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
20 - 30 Years	100.0%

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
For information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.10% for Institutional Shares, 0.08% for Institutional Plus Shares, and 0.12% for ETF Shares.

7

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 6, 2007, Through February 28, 2014
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-21.34	-20.48
2014	5.23	4.48
Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Institutional Shares	11/28/2007	-20.89%	-2.33%	3.82%	1.42%	5.24%
Fee-Adjusted Returns		-21.28	-2.42			5.15
Institutional Plus Shares	8/28/2013	—	—	1.69	-5.73	-4.04
Fee-Adjusted Returns		—	—			-4.52
ETF Shares	12/6/2007
Market Price		-19.81	-2.18			5.73
Net Asset Value		-20.94	-2.35			5.55

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

8

Extended Duration Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	5/15/34	35,300	16,831
United States Treasury Strip Coupon	0.000%	8/15/34	37,315	17,611
United States Treasury Strip Coupon	0.000%	11/15/34	37,245	17,389
United States Treasury Strip Coupon	0.000%	2/15/35	36,180	16,708
United States Treasury Strip Coupon	0.000%	5/15/35	36,175	16,539
United States Treasury Strip Coupon	0.000%	8/15/35	36,435	16,481
United States Treasury Strip Coupon	0.000%	11/15/35	38,660	17,312
United States Treasury Strip Coupon	0.000%	2/15/36	35,225	15,612
United States Treasury Strip Coupon	0.000%	5/15/36	39,320	17,273
United States Treasury Strip Coupon	0.000%	8/15/36	34,500	15,000
United States Treasury Strip Coupon	0.000%	11/15/36	37,715	16,235
United States Treasury Strip Coupon	0.000%	2/15/37	41,845	17,810
United States Treasury Strip Coupon	0.000%	5/15/37	34,150	14,391
United States Treasury Strip Coupon	0.000%	8/15/37	30,940	12,905
United States Treasury Strip Coupon	0.000%	11/15/37	38,190	15,759
United States Treasury Strip Coupon	0.000%	2/15/38	36,065	14,728
United States Treasury Strip Coupon	0.000%	5/15/38	37,640	15,215
United States Treasury Strip Coupon	0.000%	8/15/38	36,175	14,464
United States Treasury Strip Coupon	0.000%	11/15/38	37,700	14,936
United States Treasury Strip Coupon	0.000%	2/15/39	34,500	13,504
United States Treasury Strip Coupon	0.000%	5/15/39	34,650	13,432
United States Treasury Strip Coupon	0.000%	8/15/39	39,560	15,166
United States Treasury Strip Coupon	0.000%	11/15/39	35,580	13,504
United States Treasury Strip Coupon	0.000%	2/15/40	34,500	12,991
United States Treasury Strip Coupon	0.000%	5/15/40	41,915	15,604
United States Treasury Strip Coupon	0.000%	8/15/40	35,550	13,079
United States Treasury Strip Coupon	0.000%	11/15/40	39,320	14,327
United States Treasury Strip Coupon	0.000%	2/15/41	36,650	13,234
United States Treasury Strip Coupon	0.000%	5/15/41	32,500	11,614
United States Treasury Strip Coupon	0.000%	8/15/41	34,500	12,177
United States Treasury Strip Coupon	0.000%	11/15/41	34,700	12,129
United States Treasury Strip Coupon	0.000%	2/15/42	53,180	18,397
United States Treasury Strip Coupon	0.000%	5/15/42	36,915	12,632
United States Treasury Strip Coupon	0.000%	8/15/42	45,300	15,317
United States Treasury Strip Coupon	0.000%	11/15/42	44,610	14,934
United States Treasury Strip Coupon	0.000%	2/15/43	45,695	15,147
United States Treasury Strip Coupon	0.000%	5/15/43	34,775	11,413

9

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	8/15/43	16,050	5,200
United States Treasury Strip Coupon	0.000%	11/15/43	5,050	1,627
United States Treasury Strip Coupon	0.000%	2/15/44	6,050	1,925
United States Treasury Strip Principal	0.000%	2/15/36	35,850	16,298
United States Treasury Strip Principal	0.000%	2/15/37	35,850	15,606
United States Treasury Strip Principal	0.000%	5/15/37	30,205	13,000
United States Treasury Strip Principal	0.000%	2/15/38	32,500	13,513
United States Treasury Strip Principal	0.000%	5/15/38	28,145	11,583
United States Treasury Strip Principal	0.000%	2/15/39	29,865	11,885
United States Treasury Strip Principal	0.000%	5/15/39	29,235	11,534
United States Treasury Strip Principal	0.000%	8/15/39	27,630	10,812
United States Treasury Strip Principal	0.000%	11/15/39	34,825	13,465
United States Treasury Strip Principal	0.000%	2/15/40	39,135	14,993
United States Treasury Strip Principal	0.000%	5/15/40	34,400	13,032
United States Treasury Strip Principal	0.000%	8/15/40	38,060	14,225
United States Treasury Strip Principal	0.000%	11/15/40	32,655	12,105
United States Treasury Strip Principal	0.000%	2/15/41	37,360	13,736
United States Treasury Strip Principal	0.000%	5/15/41	43,880	15,937
United States Treasury Strip Principal	0.000%	8/15/41	38,625	13,808
United States Treasury Strip Principal	0.000%	11/15/41	38,595	13,620
United States Treasury Strip Principal	0.000%	2/15/42	36,425	12,695
United States Treasury Strip Principal	0.000%	5/15/42	35,785	12,343
United States Treasury Strip Principal	0.000%	8/15/42	44,045	15,003
United States Treasury Strip Principal	0.000%	11/15/42	52,385	17,631
United States Treasury Strip Principal	0.000%	2/15/43	45,285	15,075
United States Treasury Strip Principal	0.000%	5/15/43	59,700	19,668
United States Treasury Strip Principal	0.000%	8/15/43	53,695	17,488
United States Treasury Strip Principal	0.000%	11/15/43	42,700	13,774
United States Treasury Strip Principal	0.000%	2/15/44	12,050	3,851
Total U.S. Government and Agency Obligations (Cost $887,753)				917,232

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund (Cost $586)	0.130%		586,213	586
Total Investments (100.1%) (Cost $888,339)				917,818
Other Assets and Liabilities (-0.1%)
Other Assets				22,063
Liabilities				(23,130)
				(1,067)
Net Assets (100%)				916,751

10

Extended Duration Treasury Index Fund

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	884,195
Undistributed Net Investment Income	5,176
Accumulated Net Realized Losses	(2,099)
Unrealized Appreciation (Depreciation)	29,479
Net Assets	916,751

Institutional Shares—Net Assets
Applicable to 15,353,994 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	452,095
Net Asset Value Per Share—Institutional Shares	$29.44

Institutional Plus Shares—Net Assets
Applicable to 3,844,521 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	284,168
Net Asset Value Per Share—Institutional Plus Shares	$73.92

ETF Shares—Net Assets
Applicable to 1,850,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	180,488
Net Asset Value Per Share—ETF Shares	$97.56

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Extended Duration Treasury Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Interest[1]	15,679
Total Income	15,679
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative—Institutional Shares	131
Management and Administrative—Institutional Plus Shares	72
Management and Administrative—ETF Shares	58
Marketing and Distribution—Institutional Shares	49
Marketing and Distribution—Institutional Plus Shares	19
Marketing and Distribution—ETF Shares	19
Custodian Fees	7
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	391
Net Investment Income	15,288
Realized Net Gain (Loss) on Investment Securities Sold	7,405
Change in Unrealized Appreciation (Depreciation) of Investment Securities	33,108
Net Increase (Decrease) in Net Assets Resulting from Operations	55,801
1 Interest income from an affiliated company of the fund was less than $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,288	19,330
Realized Net Gain (Loss)	7,405	35,848
Change in Unrealized Appreciation (Depreciation)	33,108	(201,751)
Net Increase (Decrease) in Net Assets Resulting from Operations	55,801	(146,573)
Distributions
Net Investment Income
Institutional Shares	(6,709)	(14,467)
Institutional Plus Shares	(4,634)	—
ETF Shares	(2,242)	(5,507)
Realized Capital Gain[1]
Institutional Shares	(5,314)	(17,505)
Institutional Plus Shares	(3,511)	—
ETF Shares	(1,598)	(6,910)
Total Distributions	(24,008)	(44,389)
Capital Share Transactions
Institutional Shares	65,835	(75,761)
Institutional Plus Shares	243,300	24,878
ETF Shares	18,247	10,289
Net Increase (Decrease) from Capital Share Transactions	327,382	(40,594)
Total Increase (Decrease)	359,175	(231,556)
Net Assets
Beginning of Period	557,576	789,132
End of Period[2]	916,751	557,576

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $7,603,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $5,176,000 and $3,473,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$28.85	$39.55	$30.19	$31.18	$30.69	$29.52
Investment Operations
Net Investment Income	.470	1.121	1.084	1.127[1]	1.173[1]	1.273[1]
Net Realized and Unrealized Gain (Loss)
on Investments [2]	.975	(9.183)	10.162	(.948)	3.796	1.221
Total from Investment Operations	1.445	(8.062)	11.246	.179	4.969	2.494
Distributions
Dividends from Net Investment Income	(.484)	(1.148)	(1.101)	(1.101)	(1.134)	(1.324)
Distributions from Realized Capital Gains	(.371)	(1.490)	(.785)	(.068)	(3.345)	—
Total Distributions	(.855)	(2.638)	(1.886)	(1.169)	(4.479)	(1.324)
Net Asset Value, End of Period	$29.44	$28.85	$39.55	$30.19	$31.18	$30.69

Total Return[3]	5.28%	-21.30%	37.92%	1.33%	20.84%	8.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$452	$375	$586	$409	$286	$151
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.81%	3.17%	3.08%	4.42%	4.41%	3.93%
Portfolio Turnover Rate [4]	18%	31%	47%	22%	24%	39%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Includes increases from purchase fees of $0.06, $0.03, $0.05, $0.02, $0.00, and $0.01.

3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months	Aug. 28,
	Ended	2013[1] to
	February 28,	Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$72.42	$71.46
Investment Operations
Net Investment Income	1.189	—
Net Realized and Unrealized Gain (Loss) on Investments[2]	2.474	.960
Total from Investment Operations	3.663	.960
Distributions
Dividends from Net Investment Income	(1.232)	—
Distributions from Realized Capital Gains	(.931)	—
Total Distributions	(2.163)	—
Net Asset Value, End of Period	$73.92	$72.42

Total Return	5.33%	1.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$284	$25
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	3.83%	3.19%[3]
Portfolio Turnover Rate [4]	18%	31%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Inception.
2 Includes increases from purchase fees of $.0.14 and $0.07.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$95.57	$131.02	$100.09	$103.39	$101.91	$98.11
Investment Operations
Net Investment Income	1.544	3.695	3.566	3.723[1]	3.921[1]	4.317[1]
Net Realized and Unrealized Gain (Loss)
on Investments [2]	3.264	(30.430)	33.594	(3.168)	12.419	3.880
Total from Investment Operations	4.808	(26.735)	37.160	.555	16.340	8.197
Distributions
Dividends from Net Investment Income	(1.589)	(3.779)	(3.628)	(3.630)	(3.752)	(4.397)
Distributions from Realized Capital Gains	(1.229)	(4.936)	(2.602)	(.225)	(11.108)	—
Total Distributions	(2.818)	(8.715)	(6.230)	(3.855)	(14.860)	(4.397)
Net Asset Value, End of Period	$97.56	$95.57	$131.02	$100.09	$103.39	$101.91

Total Return	5.23%	-21.34%	37.90%	1.33%	20.80%	7.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$180	$158	$203	$120	$176	$46
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.13%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.79%	3.15%	3.06%	4.40%	4.39%	3.90%
Portfolio Turnover Rate [3]	18%	31%	47%	22%	24%	39%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Includes increases from purchase fees of $0.18, $.0.10, $.0.18, $.0.07, $.0.01, and $0.02.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares and ETF Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares and Institutional Plus Shares are credited to paid-in-capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $102,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

17

Extended Duration Treasury Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	917,232	—
Temporary Cash Investments	586	—	—
Total	586	917,232	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended February 28, 2014, the fund realized $7,868,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

At February 28, 2014, the cost of investment securities for tax purposes was $888,339,000. Net unrealized appreciation of investment securities for tax purposes was $29,479,000, consisting of unrealized gains of $52,114,000 on securities that had risen in value since their purchase and $22,635,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2014, the fund purchased $458,891,000 of investment securities and sold $151,073,000 of investment securities, other than temporary cash investments. Purchases and sales include $96,919,000 and $79,020,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

18

Extended Duration Treasury Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[1]	78,160	2,785	125,693	3,650
Issued in Lieu of Cash Distributions	11,561	427	30,751	901
Redeemed	(23,886)	(846)	(232,205)	(6,381)
Net Increase (Decrease) —Institutional Shares	65,835	2,366	(75,761)	(1,830)
Institutional Plus Shares[2]
Issued[1]	236,755	3,398	24,878	348
Issued in Lieu of Cash Distributions	8,145	120	—	—
Redeemed	(1,600)	(22)	—	—
Net Increase (Decrease)—Institutional Plus Shares	243,300	3,496	24,878	348
ETF Shares
Issued[1]	97,325	1,050	82,690	750
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(79,078)	(850)	(72,401)	(650)
Net Increase (Decrease)—ETF Shares	18,247	200	10,289	100
1 Includes purchase fees for fiscal 2014 and 2013 of $1,715,000 and $566,000, respectively (fund totals).
2 Inception was August 28, 2013.

At February 28, 2014, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended February 28, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	8/31/2013	2/28/2014	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,052.82	$0.51
Institutional Plus Shares	1,000.00	1,053.34	0.41
ETF Shares	1,000.00	1,052.32	0.61
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.30	$0.50
Institutional Plus Shares	1,000.00	1,024.40	0.40
ETF Shares	1,000.00	1,024.20	0.60

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.10% for Institutional Shares, 0.08% for Institutional Plus Shares, and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

22

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction	ETF particularly or the ability of the Barclays Index to
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merchantability and fitness for a particular purpose
the fund’s current prospectus.	with respect to the Barclays Index and any data
All comparative mutual fund data are from Lipper, a	included therein. Barclays’ only relationship to
Thomson Reuters Company, or Morningstar, Inc., unless	Vanguard and Vanguard Extended Duration Treasury
otherwise noted.	ETF is the licensing of the Barclays Index, which is
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You can obtain a free copy of Vanguard’s proxy voting	without regard to Vanguard or Vanguard Extended
guidelines by visiting vanguard.com/proxyreporting or by	Duration Treasury ETF. Barclays is not responsible for,
calling Vanguard at 800-662-2739. The guidelines are	and has not participated in, the determination of the
also available from the SEC’s website, sec.gov. In	timing of, prices of, or quantities of Vanguard Extended
addition, you may obtain a free report on how your fund	Duration Treasury ETF to be issued.
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vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12752 042014

Semiannual Report | February 28, 2014

Vanguard Mega Cap Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap Index Fund.	9
Mega Cap Growth Index Fund.	24
Mega Cap Value Index Fund.	37
About Your Fund’s Expenses.	50
Glossary.	52

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended February 28, 2014
Total
Returns
Vanguard Mega Cap Index Fund
Institutional Shares	14.82%
ETF Shares
Market Price	14.85
Net Asset Value	14.81
CRSP US Mega Cap Index	14.87
Large-Cap Core Funds Average	14.71
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Mega Cap Growth Index Fund
Institutional Shares	18.53%
ETF Shares
Market Price	18.55
Net Asset Value	18.53
CRSP US Mega Cap Growth Index	18.58
Large-Cap Growth Funds Average	19.74
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Mega Cap Value Index Fund
Institutional Shares	12.05%
ETF Shares
Market Price	12.12
Net Asset Value	12.05
CRSP US Mega Cap Value Index	12.10
Large-Cap Value Funds Average	13.14
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Stocks of all capitalization levels joined in the market’s heady rise over the six months ended February 28, 2014. Although large-capitalization stocks didn’t keep up with their mid- and small-cap brethren, they produced strong results. Each of Vanguard’s three Mega Cap Index Funds, which include the largest companies in the U.S. stock market, met its objective of closely tracking its target CRSP index.

The Mega Cap Growth Index Fund performed best, returning more than 18%; the Mega Cap Value Index Fund returned a more modest 12%; and the Mega Cap Index Fund, which combines the growth and value market segments, finished in between, at nearly 15%.

Each fund registered positive returns in all ten industry sectors. Technology companies were the top contributors for the Index Fund and the Growth Index Fund, while financial companies added the most to the Value Index Fund’s return. The Value Index Fund’s smaller exposure to the technology sector held back its returns.

A set of supportive factors combined to boost U.S. stocks
Favorable corporate earnings, generally positive economic news, improved investor sentiment, and the Federal Reserve’s accommodative bond-buying program—all of these factors helped the broad U.S. stock market post a strong six-month return of about 16%.

2

International stocks, in aggregate, returned about 12%. Most of the strength came from the developed markets of Europe; the developed markets of the Pacific region managed single-digit returns for the period, as did emerging markets. Emerging markets in particular have experienced volatility amid concerns about China’s slowing economy and the effects of higher interest rates as the Fed winds down its stimulus.

Bonds staged a rebound after last year’s swoon

Bonds, which had slumped notably in 2013 as investors worried over the future of the Fed’s bond-buying program, delivered solid results for the six months. Even as the Fed began trimming its purchases in January, bonds seemed to regain their appeal for investors.

The broad U.S. taxable bond market returned 2.84% for the half year. The yield of the 10-year Treasury note finished the six months at 2.64%, down a bit from 2.76% at the end of August. (Bond prices and yields move in opposite directions.)

Municipal bonds, which had declined sharply in the fiscal year ended August 31, regained some ground, returning 5.71%. The market had been roiled during the summer by headlines about Detroit’s bankruptcy and Puerto Rico’s fiscal woes, but as the headlines receded, investors seemed to take a more comprehensive view of state and local finances. Our chief investment officer, Tim Buckley, noted recently that, on the whole, “municipalities out there are actually doing a lot better than they were a few years ago.”

Market Barometer

			Total Returns
		Periods Ended February 28, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.67%	26.34%	23.63%
Russell 2000 Index (Small-caps)	17.75	31.56	26.63
Russell 3000 Index (Broad U.S. market)	15.83	26.74	23.86
FTSE All-World ex US Index (International)	12.20	12.19	17.71

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.84%	0.15%	5.13%
Barclays Municipal Bond Index (Broad tax-exempt market)	5.71	-0.21	5.68
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.39%	1.13%	2.04%

3

Money market and savings account returns remained capped by the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 4.93%.

U.S. equities’ broad-based advance fueled these three funds’ returns

The CRSP Mega Cap Indexes represent 70% of the value of the U.S. stock market, and mega-cap stocks have traditionally generated higher yields, steadier earnings, and less volatility than their smaller-capitalization counterparts. When those characteristics are of utmost importance to equity investors, the largest-cap stocks are often the market’s leaders.

As strongly as mega-cap stocks performed during the period, mid- and small-cap stocks did even better, with investors embracing the risk inherent in holding shares of smaller firms. At the same time, growth stocks trumped value: Investors were willing to pay more for quickly expanding companies.

For all three funds, double-digit returns within the sectors were common, as the stock market’s climb was broad-based and covered a diverse group of industries. Technology, health care, consumer services, financial, and industrial stocks were among the top contributors to the funds’ returns.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.08%	0.11%	1.15%
Mega Cap Growth Index Fund	0.10	0.11	1.22
Mega Cap Value Index Fund	0.08	0.11	1.14

The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were: for the Mega Cap Index Fund, 0.08% for Institutional Shares and 0.11% for ETF Shares; for the Mega Cap Growth Index Fund, 0.10% for Institutional Shares and 0.11% for ETF Shares; and for the Mega Cap Value Index Fund, 0.08% for Institutional Shares and 0.11% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap Value Index Fund, Large-Cap Value Funds.

4

Because technology is one of the largest sectors in both the Mega Cap Index and Mega Cap Growth Index Funds, its return (about 18% for the former and 20% for the latter) contributed greatly to each of these funds’ overall results. Internet companies that command huge audiences led the sector as the movement to online advertising from print continued. Industry consolidation, attractive pricing models, and cloud computing offerings boosted some of the largest software companies.

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return. Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper. (You can read the paper, Costs Matter: Are Fund Investors Voting With Their Feet?, at vanguard.com/research.) And, as the chart below shows, Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average: 0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Industry average expense ratio
Vanguard average expense ratio

Sources: Vanguard and Lipper, a Thomson Reuters Company.

5

Health care stocks were a bright spot for all three funds. Certain pharmaceutical and biotechnology giants dominated different product categories with patents that won’t expire for years. In some cases, they benefited from diverse business lines, international expansion, and strategic acquisitions. In addition, improved pipelines for new medicines and positive rulings from the Food and Drug Administration have resulted in a more hospitable business climate. Health care providers and medical equipment firms excelled as well.

The Mega Cap Value Index Fund’s largest and most productive sector was financials, which also served as a source of strength for the other two funds. Huge banks reduced debt, increased deposits, improved lending conditions, and generated revenue across multiple business areas. Consumer finance companies were helped by the global trend toward the adoption of electronic payments. Diversified financial services giants, asset managers, and insurance firms also flourished in the solid investing climate.

Within the consumer services sector, broadcasting and entertainment corporations and specialty retailers reaped rewards from an improving economy and favorable customer trends. Conglomerates led the way in the industrial sector; aerospace and defense industries also did well as technological improvements and cost management have helped some companies offset cuts in government spending.

Taking only a slice of the market can add risk to your portfolio

Like other Vanguard funds devoted to particular market-capitalization ranges, Vanguard Mega Cap Index Funds offer you a low-cost, transparent way to gain exposure to a specific segment of the market. These funds can do important work for an investor—filling in a gap in a portfolio, for example.

But keep in mind that by choosing just a slice of the market-cap pie, you’re also choosing to take on additional risk. Investors who depart from a market-proportional approach by overweighting a certain segment of the market are exposing themselves to more volatility by reducing their portfolio’s diversification.

Diversification is, of course, a powerful strategy for managing risk. Vanguard generally counsels that investors get exposure to large-, mid-, and small-cap stocks in a way that approximates the U.S. stock market, because this approach helps ensure that they stay diversified.

As we say in Vanguard’s Principles for Investing Success: “Leadership among market segments changes constantly and rapidly, so investors must diversify both to mitigate losses and to participate in gains.” (You can read more about our investment principles at vanguard.com/research.)

6

You can achieve balanced market-cap representation through a total-market stock fund, or you can assemble segment-specific funds in way that mirrors the overall market. Either way, appropriate diversification should remain paramount.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 13, 2014

7

Your Fund’s Performance at a Glance
August 31, 2013, Through February 28, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap Index Fund
Institutional Shares	$110.38	$125.36	$1.304	$0.000
ETF Shares	55.99	63.59	0.655	0.000
Vanguard Mega Cap Growth Index Fund
Institutional Shares	$124.49	$146.39	$1.090	$0.000
ETF Shares	62.69	73.72	0.545	0.000
Vanguard Mega Cap Value Index Fund
Institutional Shares	$98.45	$108.89	$1.365	$0.000
ETF Shares	49.65	54.92	0.681	0.000

8

Mega Cap Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMCTX		MGC
Expense Ratio[1]	0.08%		0.11%
30-Day SEC Yield	2.01%		1.98%
Portfolio Characteristics
			DJ
			U.S.
			Total
	CRSP US		Market
	Mega Cap		FA
	Fund	Index	Index
Number of Stocks	297	297	3,622
Median Market Cap	$84.2B	$84.2B	$42.4B
Price/Earnings Ratio	18.1x	18.2x	19.8x
Price/Book Ratio	2.6x	2.7x	2.6x
Return on Equity	19.0%	18.8%	16.8%
Earnings Growth
Rate	12.1%	11.9%	12.0%
Dividend Yield	2.1%	2.1%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Basic Materials	2.6%	2.6%	3.1%
Consumer Goods	9.5	9.5	9.9
Consumer Services	13.1	13.2	13.7
Financials	17.7	17.7	18.2
Health Care	13.4	13.4	12.5
Industrials	11.4	11.3	13.2
Oil & Gas	10.3	10.3	9.1
Technology	16.6	16.6	15.1
Telecommunications	2.7	2.7	2.1
Utilities	2.7	2.7	3.1

Volatility Measures
		DJ
	Spliced	U.S. Total
	Mega Cap	Market
	Index	FA Index
R-Squared	1.00	0.99
Beta	1.00	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer Hardware	3.2%
Exxon Mobil Corp.	Integrated Oil & Gas	2.9
Google Inc.	Internet	2.3
Microsoft Corp.	Software	2.0
Johnson & Johnson	Pharmaceuticals	1.8
General Electric Co.	Diversified Industrials	1.8
Wells Fargo & Co.	Banks	1.7
Chevron Corp.	Integrated Oil & Gas	1.5
Procter & Gamble Co.	Nondurable
	Household Products	1.5
JPMorgan Chase & Co.	Banks	1.5
Top Ten		20.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.08% for Institutional Shares and 0.11% for ETF Shares.

9

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2014

Mega Cap Index Fund ETF Shares Net Asset Value

Spliced Mega Cap Index

For a benchmark description, see the Glossary.

Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	2/22/2008	32.14%	17.54%	7.80%
ETF Shares	12/17/2007
Market Price		32.14	17.47	6.40
Net Asset Value		32.11	17.51	6.40

See Financial Highlights for dividend and capital gains information.

10

Mega Cap Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.4%)[1]
Basic Materials (2.6%)
EI du Pont de
Nemours & Co.	62,624	4,172
Dow Chemical Co.	82,086	3,999
LyondellBasell Industries
NV Class A	31,739	2,796
Praxair Inc.	19,936	2,599
Freeport-McMoRan
Copper & Gold Inc.	69,989	2,283
Ecolab Inc.	18,267	1,968
PPG Industries Inc.	9,101	1,800
Air Products &
Chemicals Inc.	14,317	1,737
International Paper Co.	30,084	1,471
Nucor Corp.	21,502	1,080
Mosaic Co.	19,206	938
Newmont Mining Corp.	33,484	779
		25,622
Consumer Goods (9.4%)
Procter & Gamble Co.	183,711	14,451
Coca-Cola Co.	268,670	10,263
Philip Morris
International Inc.	102,800	8,318
PepsiCo Inc.	103,539	8,290
Altria Group Inc.	135,063	4,897
Mondelez International
Inc. Class A	118,533	4,034
Ford Motor Co.	261,684	4,027
Colgate-Palmolive Co.	62,547	3,930
Monsanto Co.	35,521	3,908
NIKE Inc. Class B	48,075	3,764
Kimberly-Clark Corp.	25,798	2,847
* General Motors Co.	70,397	2,548
Johnson Controls Inc.	46,229	2,284
Kraft Foods Group Inc.	40,268	2,226
General Mills Inc.	42,969	2,150
Archer-Daniels-Midland Co.	44,473	1,806
VF Corp.	23,816	1,395

			Market
			Value
		Shares	($000)
	Lorillard Inc.	24,829	1,218
*	Michael Kors Holdings Ltd.	12,346	1,210
	Kellogg Co.	19,554	1,187
	Estee Lauder Cos. Inc.
	Class A	16,245	1,118
	Reynolds American Inc.	21,975	1,117
	Mead Johnson Nutrition Co.	13,623	1,111
	Hershey Co.	9,941	1,052
	Stanley Black & Decker Inc.	11,867	985
	Coach Inc.	19,026	929
*	Tesla Motors Inc.	2,685	657
	Activision Blizzard Inc.	30,545	591
	Brown-Forman Corp. Class B	6,913	579
	Campbell Soup Co.	12,856	557
			93,449
Consumer Services (13.1%)
*	Amazon.com Inc.	24,734	8,956
	Walt Disney Co.	106,972	8,644
	Wal-Mart Stores Inc.	109,412	8,173
	Home Depot Inc.	95,136	7,804
	Comcast Corp. Class A	138,697	7,169
	McDonald’s Corp.	67,261	6,400
	CVS Caremark Corp.	80,380	5,879
*	priceline.com Inc.	3,473	4,685
*	eBay Inc.	78,779	4,630
	Walgreen Co.	57,834	3,930
	Time Warner Inc.	58,150	3,904
	Twenty-First Century Fox
	Inc. Class A	115,808	3,884
	Lowe’s Cos. Inc.	70,573	3,531
	Costco Wholesale Corp.	29,659	3,464
	Starbucks Corp.	48,427	3,436
	TJX Cos. Inc.	45,602	2,803
	McKesson Corp.	15,524	2,749
	Target Corp.	42,792	2,676
	Time Warner Cable Inc.	19,002	2,667
*	DIRECTV	33,630	2,610
	CBS Corp. Class B	38,003	2,549
	Viacom Inc. Class B	27,418	2,405
	Yum! Brands Inc.	30,047	2,226

11

Mega Cap Index Fund

			Market
			Value
		Shares	($000)
	Las Vegas Sands Corp.	24,929	2,125
	Comcast Corp.	37,325	1,862
	Cardinal Health Inc.	23,050	1,649
	Sysco Corp.	39,228	1,413
	Kroger Co.	33,091	1,388
	Whole Foods Market Inc.	25,084	1,356
	Wynn Resorts Ltd.	5,443	1,320
	Omnicom Group Inc.	17,385	1,316
	Carnival Corp.	32,084	1,272
*	AutoZone Inc.	2,301	1,239
	Starwood Hotels & Resorts
	Worldwide Inc.	12,869	1,061
	Delta Air Lines Inc.	29,012	963
*	Liberty Interactive Corp.
	Class A	32,435	947
*	Bed Bath & Beyond Inc.	13,744	932
*	Liberty Media Corp. Class A	6,366	873
*	Netflix Inc.	1,913	853
*	DISH Network Corp. Class A	13,996	824
	Gap Inc.	18,241	798
	Kohl’s Corp.	12,926	726
*	Sirius XM Holdings Inc.	187,045	675
*	Dollar General Corp.	10,864	651
	Twenty-First Century
	Fox Inc.	14,166	461
*	Hilton Worldwide
	Holdings Inc.	6,628	148
	CBS Corp. Class A	417	28
	Viacom Inc. Class A	4	—
			130,054
Financials (17.6%)
	Wells Fargo & Co.	356,079	16,529
	JPMorgan Chase & Co.	254,106	14,438
*	Berkshire Hathaway Inc.
	Class B	117,788	13,637
	Bank of America Corp.	720,728	11,914
	Citigroup Inc.	194,625	9,465
	Visa Inc. Class A	34,237	7,735
	American Express Co.	72,372	6,606
	MasterCard Inc. Class A	70,477	5,477
	US Bancorp	123,411	5,077
	American International
	Group Inc.	99,569	4,956
	Goldman Sachs Group Inc.	27,771	4,622
	Simon Property Group Inc.	20,963	3,381
	MetLife Inc.	64,452	3,266
	PNC Financial Services
	Group Inc.	36,024	2,946
	Capital One Financial Corp.	38,991	2,863
	Morgan Stanley	92,259	2,842
	Prudential Financial Inc.	31,209	2,640
	Bank of New York
	Mellon Corp.	77,787	2,489
	BlackRock Inc.	7,342	2,238
	American Tower Corporation	26,589	2,166

			Market
			Value
		Shares	($000)
	Travelers Cos. Inc.	24,518	2,056
	ACE Ltd.	20,788	2,034
	Aflac Inc.	31,488	2,018
	Charles Schwab Corp.	74,114	1,965
	State Street Corp.	28,236	1,854
	Discover Financial Services	32,133	1,844
	BB&T Corp.	47,738	1,804
	Marsh & McLennan Cos. Inc.	37,226	1,793
	Aon plc	20,308	1,738
*	Crown Castle
	International Corp.	22,512	1,709
	Allstate Corp.	30,679	1,665
	Public Storage	9,839	1,663
	CME Group Inc.	21,513	1,588
	Chubb Corp.	16,970	1,484
	Franklin Resources Inc.	27,776	1,479
	McGraw Hill Financial Inc.	18,254	1,454
	Ameriprise Financial Inc.	13,133	1,431
	Equity Residential	24,347	1,424
	Prologis Inc.	33,717	1,389
	SunTrust Banks Inc.	36,300	1,368
	T. Rowe Price Group Inc.	16,683	1,354
	Fifth Third Bancorp	59,555	1,292
	Ventas Inc.	19,847	1,239
	HCP Inc.	30,720	1,191
	Weyerhaeuser Co.	39,463	1,165
	Boston Properties Inc.	10,358	1,165
	Vornado Realty Trust	11,369	1,095
	Invesco Ltd.	29,762	1,021
	Host Hotels & Resorts Inc.	51,144	1,006
	Loews Corp.	20,867	907
	Northern Trust Corp.	14,643	906
	Progressive Corp.	36,298	889
	General Growth
	Properties Inc.	37,050	816
	IntercontinentalExchange
	Group Inc.	3,898	814
	TD Ameritrade Holding Corp.	16,676	557
	Annaly Capital
	Management Inc.	31,675	354
*	Berkshire Hathaway Inc.
	Class A	1	174
			174,992
Health Care (13.3%)
	Johnson & Johnson	190,694	17,567
	Pfizer Inc.	437,759	14,056
	Merck & Co. Inc.	197,444	11,252
*	Gilead Sciences Inc.	103,562	8,574
	Amgen Inc.	50,952	6,319
	Bristol-Myers Squibb Co.	111,258	5,982
	AbbVie Inc.	107,491	5,472
*	Biogen Idec Inc.	15,956	5,436
	UnitedHealth Group Inc.	68,098	5,262
*	Celgene Corp.	27,874	4,481
	Abbott Laboratories	104,515	4,158

12

Mega Cap Index Fund

			Market
			Value
		Shares	($000)
*	Express Scripts Holding Co.	54,530	4,107
	Eli Lilly & Co.	68,478	4,082
	Medtronic Inc.	67,484	3,999
	Thermo Fisher Scientific Inc.	24,459	3,046
*	Actavis plc	11,790	2,603
	Baxter International Inc.	36,756	2,555
	Allergan Inc.	20,043	2,545
*	Alexion Pharmaceuticals Inc.	13,263	2,345
	Covidien plc	30,483	2,193
	WellPoint Inc.	19,923	1,805
	Aetna Inc.	24,761	1,800
*	Regeneron
	Pharmaceuticals Inc.	5,259	1,749
	Stryker Corp.	19,235	1,543
	Becton Dickinson and Co.	13,061	1,505
	Cigna Corp.	18,642	1,484
	St. Jude Medical Inc.	19,815	1,334
	Humana Inc.	10,599	1,192
*	Intuitive Surgical Inc.	2,575	1,145
	Zimmer Holdings Inc.	11,642	1,093
*	HCA Holdings Inc.	21,146	1,083
	Zoetis Inc.	33,914	1,052
			132,819
Industrials (11.3%)
	General Electric Co.	683,666	17,413
	United Technologies Corp.	62,036	7,259
	Boeing Co.	50,825	6,552
	3M Co.	45,521	6,133
	Union Pacific Corp.	31,179	5,624
	Honeywell International Inc.	53,107	5,015
	United Parcel Service Inc.
	Class B	48,435	4,639
	Caterpillar Inc.	43,049	4,174
	Accenture plc Class A	42,995	3,584
	Lockheed Martin Corp.	21,614	3,508
	Emerson Electric Co.	47,546	3,103
	Danaher Corp.	40,013	3,061
	FedEx Corp.	20,324	2,710
	Precision Castparts Corp.	9,830	2,535
	Automatic Data
	Processing Inc.	32,488	2,527
	General Dynamics Corp.	22,608	2,477
	Eaton Corp. plc	32,137	2,401
	Illinois Tool Works Inc.	28,565	2,357
	Deere & Co.	25,389	2,182
	Raytheon Co.	21,537	2,109
	Norfolk Southern Corp.	20,845	1,916
	CSX Corp.	68,359	1,894
	Cummins Inc.	12,617	1,841
	Northrop Grumman Corp.	14,988	1,814
	TE Connectivity Ltd.	27,833	1,630
	PACCAR Inc.	23,905	1,574
*	LinkedIn Corp. Class A	6,867	1,401
	Tyco International Ltd.	31,436	1,326
	Agilent Technologies Inc.	22,339	1,272

			Market
			Value
		Shares	($000)
	Waste Management Inc.	30,054	1,247
	Parker Hannifin Corp.	10,027	1,209
	Rockwell Automation Inc.	9,329	1,146
	Ingersoll-Rand plc	18,424	1,126
	Dover Corp.	11,524	1,087
	Paychex Inc.	22,254	929
	Republic Services Inc.
	Class A	18,212	621
	Xerox Corp.	39,090	430
	Fluor Corp.	5,476	425
			112,251
Oil & Gas (10.2%)
	Exxon Mobil Corp.	295,232	28,422
	Chevron Corp.	129,977	14,990
	Schlumberger Ltd.	88,961	8,273
	ConocoPhillips	82,809	5,507
	Occidental Petroleum Corp.	54,547	5,265
	EOG Resources Inc.	18,483	3,501
	Halliburton Co.	54,515	3,107
	Phillips 66	40,544	3,035
	Anadarko Petroleum Corp.	34,096	2,870
	National Oilwell Varco Inc.	28,903	2,227
	Apache Corp.	26,946	2,137
	Williams Cos. Inc.	46,202	1,908
	Pioneer Natural
	Resources Co.	9,402	1,891
	Baker Hughes Inc.	29,890	1,891
	Valero Energy Corp.	36,554	1,754
	Marathon Petroleum Corp.	20,307	1,706
	Devon Energy Corp.	26,111	1,682
	Noble Energy Inc.	24,244	1,667
	Marathon Oil Corp.	46,946	1,573
	Hess Corp.	19,360	1,549
	Kinder Morgan Inc.	45,562	1,451
	Chesapeake Energy Corp.	40,207	1,042
*	Cameron International Corp.	16,043	1,028
*	Southwestern Energy Co.	23,843	986
	Ensco plc Class A	15,830	834
*	FMC Technologies Inc.	15,887	798
*	Weatherford
	International Ltd.	23,160	386
*	Continental Resources Inc.	3,166	378
			101,858
Technology (16.5%)
	Apple Inc.	60,810	32,001
*	Google Inc. Class A	18,706	22,740
	Microsoft Corp.	507,702	19,450
	International Business
	Machines Corp.	73,406	13,593
	Oracle Corp.	230,838	9,028
*	Facebook Inc. Class A	126,639	8,670
	QUALCOMM Inc.	114,256	8,602
	Intel Corp.	335,785	8,314
	Cisco Systems Inc.	361,187	7,874

13

Mega Cap Index Fund

			Market
			Value
		Shares	($000)
	Hewlett-Packard Co.	130,026	3,885
	EMC Corp.	139,209	3,671
	Texas Instruments Inc.	73,896	3,322
*	Yahoo! Inc.	61,685	2,385
*	Salesforce.com Inc.	36,679	2,288
*	Adobe Systems Inc.	32,013	2,196
*	Cognizant Technology
	Solutions Corp. Class A	20,447	2,128
	Corning Inc.	97,500	1,879
	Applied Materials Inc.	81,029	1,536
	Intuit Inc.	18,241	1,425
	Analog Devices Inc.	20,938	1,064
	Motorola Solutions Inc.	15,707	1,040
	Broadcom Corp. Class A	34,983	1,040
	Symantec Corp.	47,145	1,013
	NetApp Inc.	23,041	931
*	Micron Technology Inc.	35,679	863
	Altera Corp.	21,858	794
*	Citrix Systems Inc.	12,605	757
	CA Inc.	21,307	714
*	VMware Inc. Class A	5,809	558
*	Juniper Networks Inc.	16,133	431
*	Twitter Inc.	5,503	302
			164,494
Telecommunications (2.7%)
	Verizon
	Communications Inc.	279,610	13,304
	AT&T Inc.	355,966	11,366
	CenturyLink Inc.	39,873	1,247
*	T-Mobile US Inc.	16,012	488
*	Sprint Corp.	52,528	459
			26,864
Utilities (2.7%)
	Duke Energy Corp.	47,647	3,377
	Dominion Resources Inc.	39,318	2,729
	NextEra Energy Inc.	29,354	2,683
	Southern Co.	59,643	2,526
	Exelon Corp.	57,747	1,756
	Spectra Energy Corp.	45,279	1,688
	American Electric Power
	Co. Inc.	32,890	1,651
	Sempra Energy	15,642	1,478
	PPL Corp.	42,740	1,380
	PG&E Corp.	30,342	1,337
	Public Service Enterprise
	Group Inc.	34,290	1,257
	Edison International	22,106	1,158
	Consolidated Edison Inc.	19,792	1,109
	Xcel Energy Inc.	33,712	1,021
	FirstEnergy Corp.	28,293	871
	Entergy Corp.	11,979	764
			26,785
Total Common Stocks
(Cost $709,587)			989,188

			Market
			Value
		Shares	($000)
Temporary Cash Investments (0.4%)[1]
	Money Market Fund (0.4%)
2	Vanguard Market
	Liquidity Fund, 0.130%	3,553,152	3,553

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[3,4]	Fannie Mae Discount Notes,
	0.080%, 5/14/14	100	100
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.125%, 5/30/14	100	100
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.080%, 7/18/14	100	100
	`		300
Total Temporary Cash Investments
	(Cost $3,853)		3,853
	Total Investments (99.8%)
	(Cost $713,440)		993,041
Other Assets and Liabilities (0.2%)
	Other Assets		8,683
	Liabilities		(7,136)
			1,547
	Net Assets (100%)		994,588

14

Mega Cap Index Fund

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	731,791
Undistributed Net Investment Income	2,981
Accumulated Net Realized Losses	(19,889)
Unrealized Appreciation (Depreciation)
Investment Securities	279,601
Futures Contracts	104
Net Assets	994,588

Institutional Shares—Net Assets
Applicable to 2,506,102 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	314,168
Net Asset Value Per Share—
Institutional Shares	$125.36

ETF Shares—Net Assets
Applicable to 10,700,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	680,420
Net Asset Value Per Share—
ETF Shares	$63.59

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	10,224
Interest[1]	1
Total Income	10,225
Expenses
The Vanguard Group—Note B
Investment Advisory Services	79
Management and Administrative—Institutional Shares	67
Management and Administrative—ETF Shares	206
Marketing and Distribution—Institutional Shares	25
Marketing and Distribution—ETF Shares	73
Custodian Fees	13
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	9
Total Expenses	472
Net Investment Income	9,753
Realized Net Gain (Loss)
Investment Securities Sold	36,013
Futures Contracts	95
Realized Net Gain (Loss)	36,108
Change in Unrealized Appreciation (Depreciation)
Investment Securities	84,183
Futures Contracts	107
Change in Unrealized Appreciation (Depreciation)	84,290
Net Increase (Decrease) in Net Assets Resulting from Operations	130,151
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,753	18,376
Realized Net Gain (Loss)	36,108	8,104
Change in Unrealized Appreciation (Depreciation)	84,290	105,387
Net Increase (Decrease) in Net Assets Resulting from Operations	130,151	131,867
Distributions
Net Investment Income
Institutional Shares	(3,590)	(6,464)
ETF Shares	(6,949)	(11,412)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(10,539)	(17,876)
Capital Share Transactions
Institutional Shares	(65,114)	48,349
ETF Shares	12,759	73,926
Net Increase (Decrease) from Capital Share Transactions	(52,355)	122,275
Total Increase (Decrease)	67,257	236,266
Net Assets
Beginning of Period	927,331	691,065
End of Period[1]	994,588	927,331
1 Net Assets—End of Period includes undistributed net investment income of $2,981,000 and $3,767,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$110.38	$95.66	$82.40	$71.03	$69.95	$87.14
Investment Operations
Net Investment Income	1.235	2.373	2.000	1.676	1.657	1.681[1]
Net Realized and Unrealized Gain (Loss)
on Investments	15.049	14.727	13.113	11.379	1.033	(17.409)
Total from Investment Operations	16.284	17.100	15.113	13.055	2.690	(15.728)
Distributions
Dividends from Net Investment Income	(1.304)	(2.380)	(1.853)	(1.685)	(1.610)	(1.462)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.304)	(2.380)	(1.853)	(1.685)	(1.610)	(1.462)
Net Asset Value, End of Period	$125.36	$110.38	$95.66	$82.40	$71.03	$69.95

Total Return	14.82%	18.13%	18.63%	18.38%	3.74%	-17.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$314	$339	$250	$152	$92	$102
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.29%	2.28%	2.01%	2.24%	2.59%
Portfolio Turnover Rate [2]	7%	10%	19%	8%	7%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$55.99	$48.52	$41.80	$36.03	$35.49	$44.21
Investment Operations
Net Investment Income	.617	1.189	1.000	.842	.834	.822[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.638	7.471	6.648	5.774	.517	(8.808)
Total from Investment Operations	8.255	8.660	7.648	6.616	1.351	(7.986)
Distributions
Dividends from Net Investment Income	(. 655)	(1.190)	(. 928)	(. 846)	(. 811)	(.734)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 655)	(1.190)	(. 928)	(. 846)	(. 811)	(.734)
Net Asset Value, End of Period	$63.59	$55.99	$48.52	$41.80	$36.03	$35.49

Total Return	14.81%	18.10%	18.58%	18.35%	3.71%	-17.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$680	$588	$442	$313	$227	$199
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.26%	2.24%	1.99%	2.22%	2.57%
Portfolio Turnover Rate [2]	7%	10%	19%	8%	7%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

20

Mega Cap Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $106,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	989,188	—	—
Temporary Cash Investments	3,553	300	—
Futures Contracts—Assets[1]	11	—	—
Total	992,752	300	—
1 Represents variation margin on the last day of the reporting period.

21

Mega Cap Index Fund

D. At February 28, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2014	43	3,994	39
S&P 500 Index	March 2014	3	1,393	65
				104

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $36,111,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $19,401,000 to offset future net capital gains. Of this amount, $19,164,000 is subject to expiration dates; $12,961,000 may be used to offset future net capital gains through August 31, 2018, and $6,203,000 through August 31, 2019. Capital losses of $237,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $713,440,000. Net unrealized appreciation of investment securities for tax purposes was $279,601,000, consisting of unrealized gains of $286,546,000 on securities that had risen in value since their purchase and $6,945,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2014, the fund purchased $49,164,000 of investment securities and sold $106,991,000 of investment securities, other than temporary cash investments. Purchases and sales include $12,390,000 and $75,027,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

22

Mega Cap Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	371	3	50,463	481
Issued in Lieu of Cash Distributions	3,430	29	6,144	61
Redeemed	(68,915)	(601)	(8,258)	(75)
Net Increase (Decrease)—Institutional Shares	(65,114)	(569)	48,349	467
ETF Shares
Issued	94,667	1,600	93,799	1,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(81,908)	(1,400)	(19,873)	(400)
Net Increase (Decrease)—ETF Shares	12,759	200	73,926	1,400

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

23

Mega Cap Growth Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMGAX		MGK
Expense Ratio[1]	0.10%		0.11%
30-Day SEC Yield	1.42%		1.41%
Portfolio Characteristics
			DJ
			U.S.
	CRSP US		Total
	Mega Cap		Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	144	144	3,622
Median Market Cap	$90.4B	$90.4B	$42.4B
Price/Earnings Ratio	23.1x	23.1x	19.8x
Price/Book Ratio	4.7x	4.7x	2.6x
Return on Equity	23.2%	22.8%	16.8%
Earnings Growth
Rate	18.5%	18.5%	12.0%
Dividend Yield	1.5%	1.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Growth	FA
	Fund	Index	Index
Basic Materials	1.6%	1.6%	3.1%
Consumer Goods	9.3	9.3	9.9
Consumer Services	20.9	20.9	13.7
Financials	11.8	11.8	18.2
Health Care	10.9	10.9	12.5
Industrials	9.8	9.8	13.2
Oil & Gas	7.2	7.2	9.1
Technology	28.5	28.5	15.1
Telecommunications	0.0	0.0	2.1
Utilities	0.0	0.0	3.1

Volatility Measures
	Spliced	DJ
	Mega Cap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.95
Beta	1.00	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer Hardware	7.3%
Google Inc.	Internet	5.2
International Business
Machines Corp.	Computer Services	3.1
Coca-Cola Co.	Soft Drinks	2.4
Comcast Corp.	Broadcasting &
	Entertainment	2.1
Oracle Corp.	Software	2.1
Amazon.com Inc.	Broadline Retailers	2.1
Facebook Inc.	Internet	2.0
Walt Disney Co.	Broadcasting &
	Entertainment	2.0
QUALCOMM Inc.	Semiconductors	2.0
Top Ten		30.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.10% for Institutional Shares and 0.11% for ETF Shares.

24

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2014

Mega Cap Growth Index Fund ETF Shares Net Asset Value

Spliced Mega Cap Growth Index

For a benchmark description, see the Glossary.

Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	4/3/2008	32.48%	19.93%	9.59%
ETF Shares	12/17/2007
Market Price		32.45	19.90	8.16
Net Asset Value		32.48	19.91	8.16

See Financial Highlights for dividend and capital gains information.

25

Mega Cap Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)[1]
Basic Materials (1.6%)
	Praxair Inc.	58,557	7,634
	Ecolab Inc.	53,814	5,798
	PPG Industries Inc.	26,747	5,291
	Mosaic Co.	27,933	1,365
			20,088
Consumer Goods (9.3%)
	Coca-Cola Co.	789,458	30,157
	Philip Morris
	International Inc.	302,335	24,462
	Colgate-Palmolive Co.	183,612	11,536
	Monsanto Co.	104,379	11,484
	NIKE Inc. Class B	141,257	11,060
	VF Corp.	69,851	4,093
	Lorillard Inc.	73,272	3,595
*	Michael Kors Holdings Ltd.	36,381	3,566
	Estee Lauder Cos. Inc.
	Class A	47,629	3,279
	Mead Johnson Nutrition Co.	40,154	3,275
	Hershey Co.	29,121	3,082
	Stanley Black & Decker Inc.	35,131	2,917
	Coach Inc.	55,770	2,722
*	Tesla Motors Inc.	7,880	1,929
	Brown-Forman Corp. Class B	20,492	1,717
			118,874
Consumer Services (20.9%)
*	Amazon.com Inc.	72,746	26,341
	Walt Disney Co.	314,174	25,388
	Comcast Corp. Class A	471,621	24,378
	Home Depot Inc.	279,710	22,945
	McDonald’s Corp.	197,510	18,793
*	priceline.com Inc.	10,223	13,789
*	eBay Inc.	231,331	13,595
	Costco Wholesale Corp.	87,385	10,207
	Starbucks Corp.	142,263	10,095
	Twenty-First Century Fox
	Inc. Class A	291,356	9,772
	TJX Cos. Inc.	134,255	8,251

			Market
			Value
		Shares	($000)
	Time Warner Cable Inc.	55,938	7,851
*	DIRECTV	99,091	7,690
	CBS Corp. Class B	112,743	7,563
	Viacom Inc. Class B	80,240	7,040
	Yum! Brands Inc.	88,318	6,543
	Las Vegas Sands Corp.	73,129	6,234
	Lowe’s Cos. Inc.	103,689	5,188
	Whole Foods Market Inc.	74,069	4,004
	Wynn Resorts Ltd.	16,070	3,897
*	AutoZone Inc.	6,748	3,633
	Starwood Hotels & Resorts
	Worldwide Inc.	38,084	3,140
	Twenty-First Century Fox Inc.	90,314	2,938
*	Liberty Interactive Corp.
	Class A	95,289	2,783
*	Bed Bath & Beyond Inc.	40,436	2,742
*	Netflix Inc.	5,601	2,496
*	DISH Network Corp. Class A	41,370	2,434
	Gap Inc.	53,440	2,338
	Comcast Corp.	46,023	2,296
*	Sirius XM Holdings Inc.	548,453	1,980
*	Dollar General Corp.	31,673	1,897
*	Hilton Worldwide
	Holdings Inc.	19,601	438
	Viacom Inc. Class A	180	16
	CBS Corp. Class A	138	9
			268,704
Financials (11.8%)
	Visa Inc. Class A	100,579	22,725
	American Express Co.	212,843	19,428
	MasterCard Inc. Class A	206,860	16,077
	Simon Property Group Inc.	61,602	9,936
	BlackRock Inc.	21,557	6,571
	American Tower Corporation	78,332	6,382
	Charles Schwab Corp.	217,527	5,767
	Marsh & McLennan
	Cos. Inc.	108,839	5,242
*	Crown Castle
	International Corp.	66,450	5,044
	Public Storage	29,071	4,913

26

Mega Cap Growth Index Fund

			Market
			Value
		Shares	($000)
	Franklin Resources Inc.	81,608	4,346
	McGraw Hill Financial Inc.	53,858	4,290
	Equity Residential	71,725	4,194
	Prologis Inc.	99,259	4,088
	T. Rowe Price Group Inc.	49,273	3,999
	Ventas Inc.	58,484	3,651
	HCP Inc.	90,753	3,518
	Weyerhaeuser Co.	116,003	3,423
	Boston Properties Inc.	30,417	3,420
	Vornado Realty Trust	33,489	3,225
	Invesco Ltd.	88,187	3,025
	Host Hotels & Resorts Inc.	150,633	2,963
	IntercontinentalExchange
	Group Inc.	11,449	2,391
	General Growth
	Properties Inc.	108,562	2,390
	TD Ameritrade
	Holding Corp.	24,648	824
			151,832
Health Care (10.9%)
*	Gilead Sciences Inc.	304,416	25,203
	Amgen Inc.	149,721	18,568
	AbbVie Inc.	315,842	16,080
*	Biogen Idec Inc.	46,898	15,977
*	Celgene Corp.	81,939	13,172
*	Express Scripts Holding Co.	160,060	12,054
*	Actavis plc	34,609	7,642
	Allergan Inc.	58,962	7,488
*	Alexion Pharmaceuticals Inc.	39,036	6,902
*	Regeneron
	Pharmaceuticals Inc.	15,457	5,140
	Stryker Corp.	56,456	4,530
*	Intuitive Surgical Inc.	7,558	3,362
	Zoetis Inc.	99,530	3,087
			139,205
Industrials (9.8%)
	Boeing Co.	149,354	19,255
	3M Co.	133,818	18,029
	Union Pacific Corp.	91,564	16,516
	United Parcel Service Inc.
	Class B	142,046	13,604
	Accenture plc Class A	126,212	10,520
	Danaher Corp.	117,767	9,008
	Precision Castparts Corp.	28,865	7,444
	Automatic Data
	Processing Inc.	95,678	7,442
	Cummins Inc.	37,267	5,438
	PACCAR Inc.	70,441	4,638
*	LinkedIn Corp. Class A	20,243	4,130
	Agilent Technologies Inc.	65,812	3,747
	Rockwell Automation Inc.	27,548	3,384
	Paychex Inc.	65,287	2,726
			125,881

			Market
			Value
		Shares	($000)
Oil & Gas (7.2%)
	Schlumberger Ltd.	261,631	24,332
	EOG Resources Inc.	54,172	10,261
	Halliburton Co.	159,911	9,115
	Anadarko Petroleum Corp.	100,014	8,417
	National Oilwell Varco Inc.	84,924	6,542
	Williams Cos. Inc.	135,641	5,602
	Pioneer Natural
	Resources Co.	27,576	5,548
	Noble Energy Inc.	71,486	4,915
	Kinder Morgan Inc.	133,582	4,255
*	Cameron International Corp.	47,295	3,030
*	Southwestern Energy Co.	69,934	2,891
	Ensco plc Class A	46,409	2,444
*	FMC Technologies Inc.	46,954	2,359
*	Weatherford
	International Ltd.	68,909	1,149
*	Continental Resources Inc.	9,298	1,111
			91,971
Technology (28.5%)
	Apple Inc.	178,709	94,044
*	Google Inc. Class A	54,965	66,818
	International Business
	Machines Corp.	215,716	39,944
	Oracle Corp.	678,635	26,541
*	Facebook Inc. Class A	372,065	25,472
	QUALCOMM Inc.	335,408	25,253
	Intel Corp.	493,406	12,217
	EMC Corp.	408,549	10,773
	Texas Instruments Inc.	217,169	9,764
*	Yahoo! Inc.	181,266	7,010
*	Salesforce.com Inc.	107,620	6,712
*	Adobe Systems Inc.	94,234	6,465
*	Cognizant Technology
	Solutions Corp. Class A	59,985	6,242
	Applied Materials Inc.	238,871	4,529
	Intuit Inc.	53,875	4,210
	Analog Devices Inc.	61,953	3,148
	Motorola Solutions Inc.	46,234	3,061
	NetApp Inc.	67,798	2,740
*	Micron Technology Inc.	104,659	2,532
	Altera Corp.	63,869	2,319
*	Citrix Systems Inc.	36,997	2,222
*	VMware Inc. Class A	16,782	1,612
*	Juniper Networks Inc.	47,729	1,276
*	Twitter Inc.	16,171	888
			365,792
Total Common Stocks
(Cost $928,346)			1,282,347

27

Mega Cap Growth Index Fund

	Face	Market
	Amount	Value
	($000)	($000)
Temporary Cash Investments (0.0%)[1]
U.S. Government and Agency Obligations (0.0%)
[2,3] Federal Home Loan
Bank Discount Notes,
0.130%, 5/23/14	100	100
Total Temporary Cash Investments
(Cost $100)		100
Total Investments (100.0%)
(Cost $928,446)		1,282,447
Other Assets and Liabilities (0.0%)
Other Assets		1,605
Liabilities		(1,165)
		440
Net Assets (100%)		1,282,887

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	933,588
Undistributed Net Investment Income	1,880
Accumulated Net Realized Losses	(6,588)
Unrealized Appreciation (Depreciation)
Investment Securities	354,001
Futures Contracts	6
Net Assets	1,282,887

Institutional Shares—Net Assets
Applicable to 102,013 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,934
Net Asset Value Per Share—
Institutional Shares	$146.39

ETF Shares—Net Assets
Applicable to 17,200,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,267,953
Net Asset Value Per Share—
ETF Shares	$73.72

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap Growth Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	8,961
Total Income	8,961
Expenses
The Vanguard Group—Note B
Investment Advisory Services	94
Management and Administrative—Institutional Shares	8
Management and Administrative—ETF Shares	371
Marketing and Distribution—Institutional Shares	2
Marketing and Distribution—ETF Shares	138
Custodian Fees	7
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	21
Total Expenses	641
Net Investment Income	8,320
Realized Net Gain (Loss)
Investment Securities Sold	14,804
Futures Contracts	71
Realized Net Gain (Loss)	14,875
Change in Unrealized Appreciation (Depreciation)
Investment Securities	172,606
Futures Contracts	21
Change in Unrealized Appreciation (Depreciation)	172,627
Net Increase (Decrease) in Net Assets Resulting from Operations	195,822

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,320	16,016
Realized Net Gain (Loss)	14,875	98,203
Change in Unrealized Appreciation (Depreciation)	172,627	5,997
Net Increase (Decrease) in Net Assets Resulting from Operations	195,822	120,216
Distributions
Net Investment Income
Institutional Shares	(175)	(49)
ETF Shares	(9,108)	(15,499)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(9,283)	(15,548)
Capital Share Transactions
Institutional Shares	(9,510)	20,698
ETF Shares	50,359	46,396
Net Increase (Decrease) from Capital Share Transactions	40,849	67,094
Total Increase (Decrease)	227,388	171,762
Net Assets
Beginning of Period	1,055,499	883,737
End of Period[1]	1,282,887	1,055,499
1 Net Assets—End of Period includes undistributed net investment income of $1,880,000 and $2,843,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$124.49	$110.67	$92.75	$76.74	$74.21	$91.10
Investment Operations
Net Investment Income	.961	2.027	1.453[1]	1.227	1.180	1.053
Net Realized and Unrealized Gain (Loss)
on Investments	22.029	13.374	17.831	16.067	2.465	(16.900)
Total from Investment Operations	22.990	15.401	19.284	17.294	3.645	(15.847)
Distributions
Dividends from Net Investment Income	(1.090)	(1.581)	(1.364)	(1.284)	(1.115)	(1.043)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(1.090)	(1.581)	(1.364)	(1.284)	(1.115)	(1.043)
Net Asset Value, End of Period	$146.39	$124.49	$110.67	$92.75	$76.74	$74.21

Total Return	18.53%	14.05%	21.00%	22.57%	4.84%	-17.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15	$21	$0.2	$124	$90	$62
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.09%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.70%	1.52%	1.35%	1.39%	1.59%
Portfolio Turnover Rate [2]	9%	41%	16%	26%	21%	31%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$62.69	$55.92	$46.87	$38.78	$37.50	$46.04
Investment Operations
Net Investment Income	. 484	1.006	.771[1]	.611	.586	.528
Net Realized and Unrealized Gain (Loss)
on Investments	11.091	6.751	8.966	8.120	1.248	(8.548)
Total from Investment Operations	11.575	7.757	9.737	8.731	1.834	(8.020)
Distributions
Dividends from Net Investment Income	(. 545)	(. 987)	(. 687)	(. 641)	(. 554)	(. 520)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 545)	(. 987)	(. 687)	(. 641)	(. 554)	(. 520)
Net Asset Value, End of Period	$73.72	$62.69	$55.92	$46.87	$38.78	$37.50

Total Return	18.53%	14.04%	20.98%	22.54%	4.82%	-17.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,268	$1,034	$884	$516	$287	$536
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	1.45%	1.69%	1.49%	1.33%	1.37%	1.57%
Portfolio Turnover Rate [2]	9%	41%	16%	26%	21%	31%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

33

Mega Cap Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $136,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,282,347	—	—
Temporary Cash Investments	—	100	—
Futures Contracts—Assets[1]	1	—	—
Total	1,282,348	100	—
1 Represents variation margin on the last day of the reporting period.

34

Mega Cap Growth Index Fund

D. At February 28, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2014	6	557	6

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $16,916,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $4,562,000 to offset future net capital gains through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $928,446,000. Net unrealized appreciation of investment securities for tax purposes was $354,001,000, consisting of unrealized gains of $358,256,000 on securities that had risen in value since their purchase and $4,255,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2014, the fund purchased $153,679,000 of investment securities and sold $112,567,000 of investment securities, other than temporary cash investments. Purchases and sales include $98,251,000 and $46,902,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

35

Mega Cap Growth Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	238	3	21,311	172
Issued in Lieu of Cash Distributions	175	1	49	—
Redeemed	(9,923)	(71)	(662)	(5)
Net Increase (Decrease)—Institutional Shares	(9,510)	(67)	20,698	167
ETF Shares
Issued	98,356	1,400	245,835	4,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(47,997)	(700)	(199,439)	(3,500)
Net Increase (Decrease)—ETF Shares	50,359	700	46,396	700

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

36

Mega Cap Value Index Fund

Fund Profile
As of February 28, 2014

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMVLX		MGV
Expense Ratio[1]	0.08%		0.11%
30-Day SEC Yield	2.47%		2.44%
Portfolio Characteristics
			DJ
			U.S.
	CRSP US		Total
	Mega Cap		Market
		Value	FA
	Fund	Index	Index
Number of Stocks	157	157	3,622
Median Market Cap	$81.3B	$81.3B	$42.4B
Price/Earnings Ratio	15.4x	15.5x	19.8x
Price/Book Ratio	2.0x	2.0x	2.6x
Return on Equity	16.0%	16.0%	16.8%
Earnings Growth
Rate	6.9%	6.7%	12.0%
Dividend Yield	2.6%	2.6%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	10%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Value	FA
	Fund	Index	Index
Basic Materials	3.4%	3.4%	3.1%
Consumer Goods	9.6	9.6	9.9
Consumer Services	7.0	7.0	13.7
Financials	22.3	22.3	18.2
Health Care	15.4	15.4	12.5
Industrials	12.6	12.6	13.2
Oil & Gas	12.8	12.8	9.1
Technology	7.2	7.2	15.1
Telecommunications	4.9	4.9	2.1
Utilities	4.8	4.8	3.1

Volatility Measures
	Spliced	DJ
	Mega Cap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	1.00	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	5.1%
Microsoft Corp.	Software	3.5
Johnson & Johnson	Pharmaceuticals	3.2
General Electric Co.	Diversified Industrials	3.1
Wells Fargo & Co.	Banks	3.0
Chevron Corp.	Integrated Oil & Gas	2.7
Procter & Gamble Co.	Nondurable
	Household Products	2.6
JPMorgan Chase & Co.	Banks	2.6
Pfizer Inc.	Pharmaceuticals	2.5
Berkshire Hathaway Inc. Reinsurance		2.5
Top Ten		30.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2014, the annualized expense ratios were 0.08% for Institutional Shares and 0.11% for ETF Shares.

37

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2014

Mega Cap Value Index Fund ETF Shares Net Asset Value

Spliced Mega Cap Value Index

For a benchmark description, see the Glossary.

Note: For 2014, performance data reflect the six months ended February 28, 2014.

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	3/5/2008	32.17%	15.21%	6.40%
ETF Shares	12/17/2007
Market Price		32.12	15.15	4.67
Net Asset Value		32.12	15.19	4.67

See Financial Highlights for dividend and capital gains information.

38

Mega Cap Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (3.4%)
EI du Pont de
Nemours & Co.	98,715	6,576
Dow Chemical Co.	129,428	6,304
LyondellBasell Industries
NV Class A	50,170	4,419
Freeport-McMoRan
Copper & Gold Inc.	110,618	3,608
Air Products &
Chemicals Inc.	22,596	2,741
International Paper Co.	47,446	2,320
Nucor Corp.	33,971	1,707
Newmont Mining Corp.	52,364	1,218
Mosaic Co.	15,114	739
		29,632
Consumer Goods (9.6%)
Procter & Gamble Co.	290,000	22,812
PepsiCo Inc.	163,632	13,102
Altria Group Inc.	213,458	7,740
Mondelez International
Inc. Class A	186,950	6,362
Ford Motor Co.	413,214	6,360
Kimberly-Clark Corp.	40,809	4,503
* General Motors Co.	111,053	4,020
Johnson Controls Inc.	72,992	3,606
Kraft Foods Group Inc.	63,472	3,508
General Mills Inc.	67,739	3,389
Archer-Daniels-Midland Co.	70,238	2,852
Kellogg Co.	30,982	1,880
Reynolds American Inc.	34,667	1,762
Activision Blizzard Inc.	47,872	926
Campbell Soup Co.	19,999	866
		83,688
Consumer Services (7.0%)
Wal-Mart Stores Inc.	172,665	12,898
CVS Caremark Corp.	127,071	9,294
Walgreen Co.	91,280	6,203
Time Warner Inc.	91,613	6,150

			Market
			Value
		Shares	($000)
	McKesson Corp.	24,513	4,340
	Target Corp.	67,429	4,217
	Lowe’s Cos. Inc.	55,785	2,791
	Cardinal Health Inc.	36,506	2,611
	Sysco Corp.	62,024	2,234
	Kroger Co.	52,004	2,181
	Omnicom Group Inc.	27,467	2,079
	Carnival Corp.	50,637	2,008
	Delta Air Lines Inc.	45,795	1,521
*	Liberty Media Corp. Class A	9,997	1,371
	Kohl’s Corp.	20,619	1,159
			61,057
Financials (22.3%)
	Wells Fargo & Co.	562,156	26,095
	JPMorgan Chase & Co.	401,053	22,788
*	Berkshire Hathaway Inc.
	Class B	186,913	21,641
	Bank of America Corp.	1,137,756	18,807
	Citigroup Inc.	307,505	14,954
	US Bancorp	194,921	8,019
	American International
	Group Inc.	157,123	7,820
	Goldman Sachs Group Inc.	43,546	7,248
	MetLife Inc.	101,798	5,158
	PNC Financial Services
	Group Inc.	56,713	4,638
	Capital One Financial Corp.	61,430	4,511
	Morgan Stanley	145,648	4,486
	Prudential Financial Inc.	49,216	4,163
	Bank of New York
	Mellon Corp.	122,386	3,916
	Travelers Cos. Inc.	38,818	3,254
	ACE Ltd.	32,765	3,207
	Aflac Inc.	49,642	3,181
	State Street Corp.	44,478	2,921
	Discover Financial Services	50,857	2,918
	BB&T Corp.	75,215	2,843
	Aon plc	32,144	2,752
	Allstate Corp.	48,556	2,635
	CME Group Inc.	34,035	2,512

39

Mega Cap Value Index Fund

		Market
		Value
	Shares	($000)
Chubb Corp.	26,863	2,350
Ameriprise Financial Inc.	20,755	2,262
SunTrust Banks Inc.	57,217	2,156
Fifth Third Bancorp	94,228	2,044
Loews Corp.	33,082	1,438
Northern Trust Corp.	22,933	1,418
Progressive Corp.	57,357	1,405
Annaly Capital
Management Inc.	50,709	567
TD Ameritrade Holding Corp.	13,211	442
* Berkshire Hathaway Inc.
Class A	1	174
		194,723
Health Care (15.4%)
Johnson & Johnson	301,168	27,744
Pfizer Inc.	691,703	22,211
Merck & Co. Inc.	311,681	17,763
Bristol-Myers Squibb Co.	175,736	9,449
UnitedHealth Group Inc.	107,446	8,302
Abbott Laboratories	164,817	6,557
Eli Lilly & Co.	108,102	6,444
Medtronic Inc.	106,591	6,317
Thermo Fisher Scientific Inc.	38,560	4,802
Baxter International Inc.	57,907	4,025
Covidien plc	48,302	3,475
WellPoint Inc.	31,591	2,862
Aetna Inc.	39,144	2,846
Becton Dickinson and Co.	20,667	2,381
Cigna Corp.	29,518	2,349
St. Jude Medical Inc.	31,211	2,101
Humana Inc.	16,682	1,876
Zimmer Holdings Inc.	18,319	1,719
* HCA Holdings Inc.	33,574	1,719
		134,942
Industrials (12.6%)
General Electric Co.	1,079,689	27,500
United Technologies Corp.	97,898	11,456
Honeywell International Inc.	83,766	7,911
Caterpillar Inc.	68,001	6,594
Lockheed Martin Corp.	34,135	5,540
Emerson Electric Co.	75,102	4,901
FedEx Corp.	32,075	4,276
General Dynamics Corp.	35,728	3,914
Eaton Corp. plc	50,567	3,778
Illinois Tool Works Inc.	45,021	3,714
Deere & Co.	40,078	3,444
Raytheon Co.	34,143	3,343
Norfolk Southern Corp.	33,015	3,034
CSX Corp.	108,173	2,997
Northrop Grumman Corp.	23,675	2,865
TE Connectivity Ltd.	43,791	2,565
Tyco International Ltd.	49,687	2,096
Waste Management Inc.	47,669	1,978
Parker Hannifin Corp.	15,943	1,922

		Market
		Value
	Shares	($000)
Ingersoll-Rand plc	29,257	1,789
Dover Corp.	18,109	1,708
Republic Services Inc.
Class A	28,639	977
Fluor Corp.	8,812	685
Xerox Corp.	61,766	679
		109,666
Oil & Gas (12.7%)
Exxon Mobil Corp.	466,259	44,887
Chevron Corp.	205,196	23,665
ConocoPhillips	130,718	8,693
Occidental Petroleum Corp.	85,955	8,297
Phillips 66	63,894	4,783
Apache Corp.	42,564	3,375
Baker Hughes Inc.	47,306	2,994
Valero Energy Corp.	57,487	2,758
Marathon Petroleum Corp.	32,169	2,702
Devon Energy Corp.	41,166	2,652
Marathon Oil Corp.	74,329	2,490
Hess Corp.	30,680	2,455
Chesapeake Energy Corp.	63,964	1,657
		111,408
Technology (7.2%)
Microsoft Corp.	801,820	30,718
Cisco Systems Inc.	570,662	12,440
Intel Corp.	265,283	6,568
Hewlett-Packard Co.	205,112	6,129
Corning Inc.	154,419	2,976
Broadcom Corp. Class A	55,387	1,646
Symantec Corp.	73,913	1,588
CA Inc.	33,571	1,124
		63,189
Telecommunications (4.9%)
Verizon
Communications Inc.	441,522	21,008
AT&T Inc.	561,963	17,943
CenturyLink Inc.	63,131	1,973
* T-Mobile US Inc.	25,540	779
* Sprint Corp.	83,503	730
		42,433
Utilities (4.8%)
Duke Energy Corp.	75,268	5,335
Dominion Resources Inc.	61,979	4,301
NextEra Energy Inc.	46,400	4,241
Southern Co.	93,967	3,980
Exelon Corp.	91,499	2,782
Spectra Energy Corp.	71,526	2,666
American Electric Power
Co. Inc.	52,001	2,610
Sempra Energy	24,798	2,343
PPL Corp.	67,382	2,176
PG&E Corp.	47,947	2,113
Public Service Enterprise
Group Inc.	53,770	1,971

40

Mega Cap Value Index Fund

		Market
		Value
	Shares	($000)
Edison International	34,773	1,821
Consolidated Edison Inc.	31,304	1,755
Xcel Energy Inc.	52,866	1,601
FirstEnergy Corp.	44,762	1,378
Entergy Corp.	18,981	1,211
		42,284
Total Common Stocks
(Cost $689,253)		873,022
Temporary Cash Investments (0.0%)[1]

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[2,3] Freddie Mac
Discount Notes,
0.105%, 6/18/14	100	100
Total Temporary Cash Investments
(Cost $100)		100
Total Investments (99.9%)
(Cost $689,353)		873,122
Other Assets and Liabilities (0.1%)
Other Assets		3,355
Liabilities		(2,471)
		884
Net Assets (100%)		874,006

At February 28, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	694,756
Undistributed Net Investment Income	3,631
Accumulated Net Realized Losses	(8,159)
Unrealized Appreciation (Depreciation)
Investment Securities	183,769
Futures Contracts	9
Net Assets	874,006

Institutional Shares—Net Assets
Applicable to 1,722,105 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	187,514
Net Asset Value Per Share—
Institutional Shares	$108.89

ETF Shares—Net Assets
Applicable to 12,500,446 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	686,492
Net Asset Value Per Share—
ETF Shares	$54.92

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

41

Mega Cap Value Index Fund

Statement of Operations

Six Months Ended
February 28, 2014
($000)
Investment Income
Income
Dividends	10,911
Interest[1]	1
Total Income	10,912
Expenses
The Vanguard Group—Note B
Investment Advisory Services	69
Management and Administrative—Institutional Shares	32
Management and Administrative—ETF Shares	215
Marketing and Distribution—Institutional Shares	20
Marketing and Distribution—ETF Shares	65
Custodian Fees	11
Auditing Fees	—
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—ETF Shares	9
Trustees’ Fees and Expenses	—
Total Expenses	423
Net Investment Income	10,489
Realized Net Gain (Loss)
Investment Securities Sold	11,948
Futures Contracts	151
Realized Net Gain (Loss)	12,099
Change in Unrealized Appreciation (Depreciation)
Investment Securities	69,984
Futures Contracts	17
Change in Unrealized Appreciation (Depreciation)	70,001
Net Increase (Decrease) in Net Assets Resulting from Operations	92,589
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,489	17,853
Realized Net Gain (Loss)	12,099	20,792
Change in Unrealized Appreciation (Depreciation)	70,001	88,338
Net Increase (Decrease) in Net Assets Resulting from Operations	92,589	126,983
Distributions
Net Investment Income
Institutional Shares	(2,338)	(3,520)
ETF Shares	(8,333)	(13,519)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(10,671)	(17,039)
Capital Share Transactions
Institutional Shares	5,905	31,045
ETF Shares	11,758	109,662
Net Increase (Decrease) from Capital Share Transactions	17,663	140,707
Total Increase (Decrease)	99,581	250,651
Net Assets
Beginning of Period	774,425	523,774
End of Period[1]	874,006	774,425
1 Net Assets—End of Period includes undistributed net investment income of $3,631,000 and $3,813,000.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$98.45	$82.90	$73.55	$65.97	$66.02	$83.69
Investment Operations
Net Investment Income	1.334	2.531[1]	2.339	1.965	1.932	2.135
Net Realized and Unrealized Gain (Loss)
on Investments	10.471	15.493	9.303	7.528	(.075)	(17.658)
Total from Investment Operations	11.805	18.024	11.642	9.493	1.857	(15.523)
Distributions
Dividends from Net Investment Income	(1.365)	(2.474)	(2.292)	(1.913)	(1.907)	(2.147)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(1.365)	(2.474)	(2.292)	(1.913)	(1.907)	(2.147)
Net Asset Value, End of Period	$108.89	$98.45	$82.90	$73.55	$65.97	$66.02

Total Return	12.05%	22.07%	16.19%	14.33%	2.69%	-18.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$188	$164	$110	$105	$76	$70
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.60%	2.75%	3.01%	2.65%	2.88%	3.66%
Portfolio Turnover Rate [2]	10%	34%	17%	24%	26%	31%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap Value Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$49.65	$41.80	$37.09	$33.26	$33.29	$42.21
Investment Operations
Net Investment Income	. 665	1.272[1]	1.164	.983	.969	1.070
Net Realized and Unrealized Gain (Loss)
on Investments	5.286	7.809	4.689	3.805	(.042)	(8.915)
Total from Investment Operations	5.951	9.081	5.853	4.788	.927	(7.845)
Distributions
Dividends from Net Investment Income	(.681)	(1.231)	(1.143)	(.958)	(.957)	(1.075)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.681)	(1.231)	(1.143)	(.958)	(.957)	(1.075)
Net Asset Value, End of Period	$54.92	$49.65	$41.80	$37.09	$33.26	$33.29

Total Return	12.05%	22.05%	16.13%	14.32%	2.68%	-18.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$686	$611	$414	$341	$226	$163
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.57%	2.72%	2.97%	2.63%	2.86%	3.64%
Portfolio Turnover Rate [2]	10%	34%	17%	24%	26%	31%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

46

Mega Cap Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and for the period ended February 28, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2014, the fund had contributed capital of $93,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	873,022	—	—
Temporary Cash Investments	—	100	—
Futures Contracts—Assets[1]	2	—	—
Total	873,024	100	—
1 Represents variation margin on the last day of the reporting period.

47

Mega Cap Value Index Fund

D. At February 28, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2014	9	836	9

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2014, the fund realized $9,683,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2013, the fund had available capital losses totaling $10,583,000 to offset future net capital gains. Of this amount, $10,364,000 is subject to expiration dates; $609,000 may be used to offset future net capital gains through August 31, 2018, and $9,755,000 through August 31, 2019. Capital losses of $219,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2014, the cost of investment securities for tax purposes was $689,353,000. Net unrealized appreciation of investment securities for tax purposes was $183,769,000, consisting of unrealized gains of $190,974,000 on securities that had risen in value since their purchase and $7,205,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2014, the fund purchased $91,102,000 of investment securities and sold $73,302,000 of investment securities, other than temporary cash investments. Purchases and sales include $37,703,000 and $31,409,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

48

Mega Cap Value Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2014		August 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	23,808	227	49,701	541
Issued in Lieu of Cash Distributions	1,900	18	2,843	32
Redeemed	(19,803)	(186)	(21,499)	(236)
Net Increase (Decrease)—Institutional Shares	5,905	59	31,045	337
ETF Shares
Issued	43,168	800	152,877	3,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(31,410)	(600)	(43,215)	(1,000)
Net Increase (Decrease)—ETF Shares	11,758	200	109,662	2,400

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2014, that would require recognition or disclosure in these financial statements.

49

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

50

Six Months Ended February 28, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2013	2/28/2014	Period
Based on Actual Fund Return
Mega Cap Index Fund
Institutional Shares	$1,000.00	$1,148.22	$0.43
ETF Shares	1,000.00	1,148.13	0.59
Mega Cap Growth Index Fund
Institutional Shares	$1,000.00	$1,185.35	$0.54
ETF Shares	1,000.00	1,185.29	0.60
Mega Cap Value Index Fund
Institutional Shares	$1,000.00	$1,120.53	$0.42
ETF Shares	1,000.00	1,120.49	0.58
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
Institutional Shares	$1,000.00	$1,024.40	$0.40
ETF Shares	1,000.00	1,024.25	0.55
Mega Cap Growth Index Fund
Institutional Shares	$1,000.00	$1,024.30	$0.50
ETF Shares	1,000.00	1,024.25	0.55
Mega Cap Value Index Fund
Institutional Shares	$1,000.00	$1,024.40	$0.40
ETF Shares	1,000.00	1,024.25	0.55

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.08% for Institutional Shares and 0.11% for ETF Shares; for the Mega Cap Growth Index Fund, 0.10% for Institutional Shares and 0.11% for ETF Shares; and for the Mega Cap Value Index Fund, 0.08% for Institutional Shares and 0.11% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

51

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

52

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US

Mega Cap Value Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8282 042014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 16, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 16, 2014

VANGUARD WORLD FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: April 16, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.